UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through September 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                              Pioneer Fundamental
                              Growth Fund

--------------------------------------------------------------------------------
                              Semiannual Report | September 30, 2018
--------------------------------------------------------------------------------

                              Ticker Symbols:
                              Class A     PIGFX
                              Class C     FUNCX
                              Class K     PFGKX
                              Class R     PFGRX
                              Class Y     FUNYX

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                              visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         24

Notes to Financial Statements                                                33

Additional Information                                                       42

Approval of Investment Management Agreement                                  44

Trustees, Officers and Service Providers                                     49

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 1

President's Letter

Through the third quarter of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned more than 10%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.6%.

The momentum in the equity market has been driven by several factors, including overall positive corporate earnings reports and a strong U.S. economy. U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and was expected to top 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims hitting a multi-decade low and consumer and small-business confidence achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) continued with its tightening of monetary policy by raising interest rates in September, the third such increase during this calendar year, and has been moving forward with the tapering of its balance sheet, a process which began in October 2017.

Across the fixed-income space, rising interest rates have helped drive down the returns of some asset classes, such as U.S. Treasuries. However, strong corporate earnings and higher oil prices have propelled high-yield bonds well into positive territory through the first nine months of the year. In addition, higher rates have contributed to positive year-to-date returns for floating-rate instruments such as bank loans, while structured sectors, including asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, even with both interest rates and home prices moving upward.

Despite the generally positive returns, market volatility has increased this year compared with 2017. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and investors have grappled with various issues on the international front in recent months, including a lack of progress in the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, proposed higher tariffs on Chinese imports could have a negative impact on that country's economy and, by extension, on its Asian trade partners.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

As we enter the final quarter of 2018, however, we remain cautious on the equity markets. While we are constructive on our view of U.S. stocks and the overall economy, the previously mentioned risk factors and increased volatility are concerns that may overtake that constructive view.

In fixed income, we have taken a more cautious approach in our core portfolios with regard to credit-sensitive debt, as those investments appear more susceptible to what we believe could be a less-benign credit environment going forward, due in part to increased leverage within the investment-grade and bank-loan market segments. We believe that structured credit sectors, including agency MBS, non-agency MBS, and ABS, may offer investors more attractive relative value, given solid U.S. housing market and consumer fundamentals. Agency MBS and high-quality, non-agency MBS may also offer lower downside volatility and stronger credit protections relative to their quality ratings. In addition, as interest rates have risen, we find that short- and intermediate-term Treasuries have become more attractive.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 3

Portfolio Management Discussion | 9/30/18

The U.S. economy continued its robust growth and the domestic stock market generated strong results over the six-month period ended September 30, 2018, though market volatility re-emerged in the wake of disappointing corporate earnings results for a number of high-valuation technology companies. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2018?

A Pioneer Fundamental Growth Fund's Class A shares returned 12.49% at net asset value during the six-month period ended September 30, 2018, while the Fund's benchmark, the Russell 1000 Growth Index, returned 15.45%. During the same period, the average return of the 1,458 mutual funds in Morningstar's Large Growth Funds category was 13.07%.

Q How would you describe the investment environment for domestic equities during the six-month period ended September 30, 2018?

A During the six-month period, the U.S. economy continued to fire on all cylinders, with robust economic growth partly driven by reduced tax rates, while most corporate earnings reports surprised to the upside. Despite restrained growth in average hourly earnings, and with core inflation hovering around its 2% target, the U.S. Federal Reserve ("Fed") appears somewhat concerned that the economy could overheat and cause inflation to accelerate in the future. The Fed therefore continued to raise short-term rates while signaling further increases. Nonetheless, stocks pushed higher even as investors worried that an increased pace of rate hikes could derail the United States' 10-year economic expansion.

      During the first six months of 2018, equity markets continued the pattern established during the prior year, as market averages were pushed to new highs by investor enthusiasm for high-flying growth stocks with ultra-high valuations, such as streaming video company Netflix, online retailer Amazon, and the graphics and processing semiconductor company Nvidia, none of which were held in the Fund's portfolio. Many of those technology, social media, and consumer discretionary stocks that have led the market appear to have very high long-term growth expectations, but market sentiment with respect to the group softened as second-quarter earnings

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 reports were released in July. Facebook and Twitter, two other stocks not held by the Fund, were examples of shares that experienced earnings-driven slumps during the period. Facebook's shares plummeted after it forecasted reduced earnings based on lower usage and increased costs. Twitter's shares would soon follow the same path, while Netflix's shares also moved lower after reporting tepid second-quarter subscriber growth, though the shares did rally over the final few weeks of the period. In addition, the headlines surrounding high-valuation growth stocks as well as increased trade tensions between the United States, China, and other trading partners, led to an increase in volatility following an extended period of relatively stable equity markets.

Q What were the primary reasons for the Fund's underperformance of its benchmark, the Russell 1000 Growth Index (the Russell Index), during the six-month period ended September 30, 2018?

A The Fund produced favorable absolute returns during the period, but lagged the return of the benchmark Russell Index, as we maintained our longer-term approach of emphasizing investments in what we believe are fundamentally strong companies with high returns on capital, strong cash flows, and reasonable stock prices. That approach resulted in our avoiding, or at least de-emphasizing, many of the better-performing, but very high-priced technology stocks. Many of those stocks were market leaders until second-quarter earnings were reported in July, when the overall tone of the market changed. We have also de-emphasized ownership of stocks in highly cyclical industrials, as many of those companies' valuations seemed to reflect, in our view, overly optimistic forecasts for even stronger economic acceleration. In the wake of the pullback in technology and social media stocks, the Fund's benchmark-relative performance improved considerably over the third quarter of 2018.

Q Which individual investments had the largest effects on the Fund's benchmark-relative performance during the six-month period ended September 30, 2018?

A The Fund's benchmark-relative underperformance during the period derived largely from the continued upward move in high-valuation stocks during the first several months of the period. As noted earlier, the Fund's relative performance began to improve as market volatility picked up and some cracks appeared in the performance of some ultra-high-growth stocks. The Fund's sector allocation results were moderately positive versus the Russell Index for the period, but that benefit was more than outweighed by negative stock selection results, which were due to a relative lack of exposure to the stocks of high-valuation growth companies.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 5

      At the sector level, the portfolio's underweight to industrials stocks helped benchmark-relative performance, while an overweight to financials detracted. Stock selection results within the information technology sector contributed positively to benchmark-relative returns, while selection results in the health care and consumer discretionary sectors detracted from relative performance.

      With regard to individual stocks, the most significant detractor from the Fund's benchmark-relative performance during the six months was lack of exposure to Amazon.com, due to what we believe is Amazon's excessive market valuation. Amazon's market performance was exceptionally strong during the period, though its share price has recently retreated. Among stocks held by the Fund, shares of defense contractor Raytheon detracted from benchmark-relative performance, as many investors rotated away from defense stocks early in the period in order to reposition their portfolios in higher-growth issues. We believe that Raytheon remains fundamentally sound and continue to hold the stock. Another detractor from benchmark-relative results was the Fund's position in Booking Holdings, which is one of the world's largest online travel agents. Booking has a strong competitive position, but the company reported slightly disappointing "room nights sold" growth during the period. We view Booking as a strong longer-term investment, as the company's profit margins have recently improved in the wake of more rational advertising and marketing spending. Lastly, a position in the insurance broker Marsh & McClennan Companies detracted from the Fund's relative performance, as growth slowed in the company's consulting business in the second quarter. However, we see the slowdown as a temporary issue, given that the company's insurance services business appears well positioned for future growth. We continue to hold the stock in the portfolio, as we view Marsh & McClennan as a predictable and profitable company with an excellent set of competitive advantages.

      On the positive side, the largest individual contribution to the Fund's benchmark-relative return during the period came from a position in financial-transaction processor MasterCard, which delivered strong results as it continued to expand within the global electronics processing business. MasterCard has benefited from favorable longer-term business trends as electronic payments gradually replace cash and check transactions. Within the information technology sector, benchmark-relative performance received a boost from the Fund's lack of exposure to Facebook, shares of which faltered after a disappointing second-quarter earnings report. Positive performance contributors held in the Fund's portfolio also included O'Reilly Automotive, which delivered strong earnings and same-store sales

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 growth. O'Reilly continues to be the top retailer in the aftermarket auto parts industry. Fund holding Ross Stores also benefited benchmark-relative performance. The company delivered healthy sales growth as the off-price retailing industry continued to gain market share at the expense of traditional department store retailers. Finally, the Fund's position in Microsoft aided benchmark-relative returns. Microsoft's core software business is performing to expectations; but, most significantly, the company's cloud business is gaining significant traction. We also believe that Microsoft's equity valuation remains reasonable.

Q What were some of the notable changes you made to the Fund's portfolio during the six-month period ended September 30, 2018?

A During the period, we initiated four new Fund positions, while selling two. During the second quarter of 2018, we added the aforementioned Booking Holdings (formerly Priceline.com), Emerson Electric, and Laboratory Corporation of America (Lab Corp.) to the portfolio. We believe that each of those companies possess high returns on capital, sustainable competitive advantages, and attractive longer-term growth prospects. The stocks also trade below our estimations of their intrinsic values. Emerson Electric is a diversified manufacturer of industrial process-automation equipment and systems, commercial and residential climate control systems, and refrigeration products. We believe that Emerson will benefit from continued growth in industrial automation. Lab Corp., a leading clinical lab services company that focuses on both diagnostic testing and research, possesses significant competitive advantages, in our opinion, due to its large scale and breadth of services. In addition, the Fund participated in the initial public offering of Elanco Animal Health during the third quarter of 2018. Elanco was spun out of Eli Lilly & Co., and has been benefiting from the global growth in both protein consumption and consumer spending on companion animals.

      The two portfolio positions eliminated during the period were Alexion Pharmaceuticals and Vertex Pharmaceuticals. Alexion has a strong product portfolio targeted at the treatment of several rare diseases. We sold the stock due to concerns that competitors may launch similar drugs focused on those indications, which would negatively affect Alexion's pricing power and return on capital. We also sold Vertex, a leader in treatments for cystic fibrosis, after the share price had reached our target.

Q Did the Fund have any investments in derivative securities during the six-month period ended September 30, 2018?

A     No, the Fund had no investments in derivatives during the period.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 7

Q     What is your investment outlook?

A We remain concerned about what we believe to be the excessive valuations placed on stocks with the highest growth rates. In our view, investors gravitated toward higher-risk securities -- such as high-growth, high-valuation stocks -- based on a supportive environment of strong economic growth and low market volatility. However, the overall market environment may be changing, as rising interest rates could stall economic growth and spur additional volatility. In addition, other risks loom, including uncertainty surrounding trade negotiations and escalating crises in several emerging markets countries.

      That said, we believe that the equity market continues to be supported by strong corporate earnings growth, against the backdrop of a robust U.S. economy. We expect investors to maintain exposure to stocks, but think that many may rotate into higher-quality, more reasonably priced issues in order to be more conservatively positioned as the potential for slowing growth and rising geopolitical risk looms. There are some signs that the rotation has already begun, in fact, as sectors such as health care and consumer staples saw improved stock performance late in the third quarter, while several high-growth, high-valuation stocks weakened.

      In terms of positioning, the Fund's largest overweight continues to be in the financials sector as of period-end. We believe a number of portfolio companies in the sector have strong competitive advantages, high returns on capital, solid growth prospects, and attractive valuations. The Fund also remains overweight to health care and is about equally weighted versus the Russell Index in information technology, where we continue to find stocks that meet our quality and valuation criteria.

      The Fund's largest underweight versus the Russell Index at period-end is to the newly established communications services sector, which includes a number of stocks that we believe are overvalued and thus vulnerable to increases in interest rates as well as market volatility. Consistent with our investment philosophy, we have positioned the Fund with a focus on holding stocks of companies that we believe have strong long-term growth prospects and that are trading at a discount to what they are worth, based on our internal analysis.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 9

Portfolio Summary | 9/30/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             100.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     41.3%
Health Care                                                                17.1%
Consumer Discretionary                                                     15.2%
Industrials                                                                 8.2%
Financials                                                                  7.8%
Consumer Staples                                                            6.1%
Materials                                                                   3.3%
Energy                                                                      1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        7.88%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            7.86
--------------------------------------------------------------------------------
 3. Alphabet, Inc., Class C                                                5.81
--------------------------------------------------------------------------------
 4. Home Depot, Inc.                                                       4.86
--------------------------------------------------------------------------------
 5. Mastercard, Inc.                                                       4.76
--------------------------------------------------------------------------------
 6. Thermo Fisher Scientific, Inc.                                         3.58
--------------------------------------------------------------------------------
 7. Ross Stores, Inc.                                                      3.42
--------------------------------------------------------------------------------
 8. PepsiCo., Inc.                                                         3.35
--------------------------------------------------------------------------------
 9. Intercontinental Exchange, Inc.                                        3.33
--------------------------------------------------------------------------------
10. Booking Holdings, Inc.                                                 3.01
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Prices and Distributions | 9/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                  9/30/18                     3/31/18
--------------------------------------------------------------------------------
            A                     $25.49                      $22.66
--------------------------------------------------------------------------------
            C                     $23.24                      $20.73
--------------------------------------------------------------------------------
            K                     $25.57                      $22.68
--------------------------------------------------------------------------------
            R                     $25.05                      $22.31
--------------------------------------------------------------------------------
            Y                     $25.76                      $22.86
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18-9/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term         Long-Term
           Class          Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A             $ --                 $ --               $ --
--------------------------------------------------------------------------------
            C             $ --                 $ --               $ --
--------------------------------------------------------------------------------
            K             $ --                 $ --               $ --
--------------------------------------------------------------------------------
            R             $ --                 $ --               $ --
--------------------------------------------------------------------------------
            Y             $ --                 $ --               $ --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 11

Performance Update | 9/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2018)
----------------------------------------------------------
                 Net          Public          Russell
                 Asset        Offering        1000
                 Value        Price           Growth
Period           (NAV)        (POP)           Index
----------------------------------------------------------
10 years         12.87%       12.21%          14.31%
5 years          14.22        12.87           16.58
1 year           18.23        11.43           26.30
----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
----------------------------------------------------------
                 Gross          Net
----------------------------------------------------------
                 1.10%          1.09%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/08           $ 9,425                    $10,000
9/09           $ 9,484                    $ 9,815
9/10           $10,292                    $11,056
9/11           $10,848                    $11,474
9/12           $13,978                    $14,823
9/13           $16,277                    $17,680
9/14           $19,462                    $21,066
9/15           $20,495                    $21,734
9/16           $22,750                    $24,725
9/17           $26,761                    $30,150
9/18           $31,640                    $38,078

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Performance Update | 9/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2018)
----------------------------------------------------------
                                             Russell
                                             1000
                 If           If             Growth
Period           Held         Redeemed       Index
----------------------------------------------------------
10 years         12.05%       12.05%         14.31%
5 years          13.44        13.44          16.58
1 year           17.46        17.46          26.30
----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.74%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/08           $10,000                    $10,000
9/09           $ 9,985                    $ 9,815
9/10           $10,742                    $11,056
9/11           $11,242                    $11,474
9/12           $14,366                    $14,823
9/13           $16,609                    $17,680
9/14           $19,708                    $21,066
9/15           $20,613                    $21,734
9/16           $22,725                    $24,725
9/17           $26,560                    $30,150
9/18           $31,197                    $38,078

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 13

Performance Update | 9/30/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2018)
----------------------------------------------------------
                       Net            Russell
                       Asset          1000
                       Value          Growth
Period                 (NAV)          Index
----------------------------------------------------------
10 years               13.15%         14.31%
5 years                14.70          16.58
1 year                 18.73          26.30
----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                0.66%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/08           $ 5,000,000                $ 5,000,000
9/09           $ 5,031,399                $ 4,907,349
9/10           $ 5,459,833                $ 5,528,214
9/11           $ 5,754,981                $ 5,737,091
9/12           $ 7,415,415                $ 7,411,643
9/13           $ 8,664,309                $ 8,840,216
9/14           $10,394,875                $10,532,905
9/15           $10,998,336                $10,867,157
9/16           $12,257,648                $12,362,547
9/17           $14,486,365                $15,074,979
9/18           $17,199,477                $19,039,137

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Performance Update | 9/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2018)
----------------------------------------------------------
                     Net               Russell
                     Asset             1000
                     Value             Growth
Period               (NAV)             Index
----------------------------------------------------------
10 years             12.66%            14.31%
5 years              13.88             16.58
1 year               17.85             26.30
----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
----------------------------------------------------------
                 Gross          Net
----------------------------------------------------------
                 1.42%          1.40%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/08           $10,000                    $10,000
9/09           $10,063                    $ 9,815
9/10           $10,920                    $11,056
9/11           $11,510                    $11,474
9/12           $14,809                    $14,823
9/13           $17,195                    $17,680
9/14           $20,503                    $21,066
9/15           $21,524                    $21,734
9/16           $23,819                    $24,725
9/17           $27,940                    $30,150
9/18           $32,927                    $38,078

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 15

Performance Update | 9/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2018)
----------------------------------------------------------
                        Net                Russell
                        Asset              1000
                        Value              Growth
Period                  (NAV)              Index
----------------------------------------------------------
10 years                13.24%             14.31%
5 years                 14.58              16.58
1 year                  18.60              26.30
----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                0.77%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/08           $ 5,000,000                $ 5,000,000
9/09           $ 5,045,983                $ 4,907,349
9/10           $ 5,489,913                $ 5,528,214
9/11           $ 5,819,413                $ 5,737,091
9/12           $ 7,520,845                $ 7,411,643
9/13           $ 8,781,430                $ 8,840,216
9/14           $10,528,157                $10,532,905
9/15           $11,124,525                $10,867,157
9/16           $12,389,791                $12,362,547
9/17           $14,620,925                $15,074,979
9/18           $17,339,974                $19,039,137

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2018, through September 30, 2018.

-------------------------------------------------------------------------------------------
Share Class                    A           C           K              R            Y
-------------------------------------------------------------------------------------------
Beginning Account          $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 4/1/18
-------------------------------------------------------------------------------------------
Ending Account             $1,124.90    $1,121.10    $1,127.40    $1,122.80    $1,126.90
Value (after expenses)
on 9/30/18
-------------------------------------------------------------------------------------------
Expenses Paid                  $5.81        $9.15        $3.52        $7.45        $4.05
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.72%, 0.66%, 1.40% and 0.76% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).


                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2018, through September 30, 2018.

-------------------------------------------------------------------------------------------
Share Class                    A           C           K              R            Y
-------------------------------------------------------------------------------------------
Beginning Account          $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 4/1/18
-------------------------------------------------------------------------------------------
Ending Account             $1,019.60    $1,016.44    $1,021.76    $1,018.05    $1,021.26
Value (after expenses)
on 9/30/18
-------------------------------------------------------------------------------------------
Expenses Paid                  $5.52        $8.69        $3.35        $7.08        $3.85
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.72%, 0.66%, 1.40% and 0.76% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).


18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Schedule of Investments | 9/30/18 (unaudited)

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                        UNAFFILIATED ISSUERS -- 99.8%
                        COMMON STOCKS -- 99.1% of Net Assets
                        CAPITAL GOODS -- 8.1%
                        Aerospace & Defense -- 2.8%
    904,460             Raytheon Co.                                                 $  186,915,704
---------------------------------------------------------------------------------------------------
                        Building Products -- 1.2%
  2,089,287             Masco Corp.                                                  $   76,467,904
---------------------------------------------------------------------------------------------------
                        Electrical Components & Equipment -- 2.1%
  1,823,285             Emerson Electric Co.                                         $  139,627,165
---------------------------------------------------------------------------------------------------
                        Industrial Machinery -- 2.0%
    876,738             Stanley Black & Decker, Inc.                                 $  128,389,513
                                                                                     --------------
                        Total Capital Goods                                          $  531,400,286
---------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES -- 0.9%
                        Restaurants -- 0.9%
  1,057,133             Starbucks Corp.                                              $   60,087,440
                                                                                     --------------
                        Total Consumer Services                                      $   60,087,440
---------------------------------------------------------------------------------------------------
                        DIVERSIFIED FINANCIALS -- 4.8%
                        Investment Banking & Brokerage -- 1.5%
  2,006,523             Charles Schwab Corp.                                         $   98,620,605
---------------------------------------------------------------------------------------------------
                        Specialized Finance -- 3.3%
  2,878,719             Intercontinental Exchange, Inc.                              $  215,587,266
                                                                                     --------------
                        Total Diversified Financials                                 $  314,207,871
---------------------------------------------------------------------------------------------------
                        ENERGY -- 1.0%
                        Oil & Gas Exploration & Production -- 1.0%
  2,893,838             Cabot Oil & Gas Corp.                                        $   65,169,232
                                                                                     --------------
                        Total Energy                                                 $   65,169,232
---------------------------------------------------------------------------------------------------
                        FOOD & STAPLES RETAILING -- 1.0%
                        Hypermarkets & Super Centers -- 1.0%
    714,615             Walmart, Inc.                                                $   67,109,495
                                                                                     --------------
                        Total Food & Staples Retailing                               $   67,109,495
---------------------------------------------------------------------------------------------------
                        FOOD, BEVERAGE & TOBACCO -- 3.3%
                        Soft Drinks -- 3.3%
  1,936,235             PepsiCo., Inc.                                               $  216,471,073
                                                                                     --------------
                        Total Food, Beverage & Tobacco                               $  216,471,073
---------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 6.0%
                        Health Care Equipment -- 3.4%
    422,507(a)          Edwards Lifesciences Corp.                                   $   73,558,469
  1,509,709             Medtronic Plc                                                   148,510,074
                                                                                     --------------
                                                                                     $  222,068,543
---------------------------------------------------------------------------------------------------
                        Health Care Services -- 1.1%
    419,044(a)          Laboratory Corp. of America Holdings                         $   72,779,562
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 19

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                        Health Care Supplies -- 1.5%
    345,216             Cooper Cos., Inc.                                            $   95,676,614
                                                                                     --------------
                        Total Health Care Equipment & Services                       $  390,524,719
---------------------------------------------------------------------------------------------------
                        HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
                        Household Products -- 1.7%
  1,660,042             Colgate-Palmolive Co.                                        $  111,139,812
                                                                                     --------------
                        Total Household & Personal Products                          $  111,139,812
---------------------------------------------------------------------------------------------------
                        INSURANCE -- 2.9%
                        Insurance Brokers -- 2.9%
  2,247,616             Marsh & McLennan Cos., Inc.                                  $  185,922,796
                                                                                     --------------
                        Total Insurance                                              $  185,922,796
---------------------------------------------------------------------------------------------------
                        MATERIALS -- 3.3%
                        Specialty Chemicals -- 3.3%
    876,638             Ecolab, Inc.                                                 $  137,439,305
    557,223             International Flavors & Fragrances, Inc.                         77,520,864
                                                                                     --------------
                        Total Materials                                              $  214,960,169
---------------------------------------------------------------------------------------------------
                        PHARMACEUTICALS, BIOTECHNOLOGY &
                        LIFE SCIENCES -- 11.0%
                        Biotechnology -- 2.4%
  1,992,791             Gilead Sciences, Inc.                                        $  153,863,393
---------------------------------------------------------------------------------------------------
                        Life Sciences Tools & Services -- 3.5%
    948,834             Thermo Fisher Scientific, Inc.                               $  231,591,403
---------------------------------------------------------------------------------------------------
                        Pharmaceuticals -- 5.1%
    108,441(a)          Elanco Animal Health, Inc.                                   $    3,783,506
  1,181,579             Johnson & Johnson                                               163,258,770
  1,791,469             Zoetis, Inc.                                                    164,026,902
                                                                                     --------------
                                                                                     $  331,069,178
                                                                                     --------------
                        Total Pharmaceuticals, Biotechnology & Life Sciences         $  716,523,974
---------------------------------------------------------------------------------------------------
                        RETAILING -- 14.2%
                        Apparel Retail -- 3.4%
  2,229,616             Ross Stores, Inc.                                            $  220,954,946
---------------------------------------------------------------------------------------------------
                        Automotive Retail -- 2.2%
    400,570(a)          O'Reilly Automotive, Inc.                                    $  139,125,972
---------------------------------------------------------------------------------------------------
                        Home Improvement Retail -- 4.8%
  1,517,572             Home Depot, Inc.                                             $  314,365,040
---------------------------------------------------------------------------------------------------
                        Internet & Direct Marketing Retail -- 3.0%
     98,092(a)          Booking Holdings, Inc.                                       $  194,614,528
---------------------------------------------------------------------------------------------------
                        Specialty Stores -- 0.8%
    597,252             Tractor Supply Co.                                           $   54,278,262
                                                                                     --------------
                        Total Retailing                                              $  923,338,748
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                        SEMICONDUCTORS & SEMICONDUCTOR
                        EQUIPMENT -- 1.9%
                        Semiconductors -- 1.9%
    499,347             Broadcom, Inc.                                               $  123,203,885
                                                                                     --------------
                        Total Semiconductors & Semiconductor Equipment               $  123,203,885
---------------------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 28.3%
                        Application Software -- 2.1%
    516,215(a)          Adobe Systems, Inc.                                          $  139,352,239
---------------------------------------------------------------------------------------------------
                        Data Processing & Outsourced Services -- 6.5%
  1,383,191             Mastercard, Inc.                                             $  307,912,149
  1,309,956(a)          PayPal Holdings, Inc.                                           115,066,535
                                                                                     --------------
                                                                                     $  422,978,684
---------------------------------------------------------------------------------------------------
                        Interactive Home Entertainment -- 1.7%
    910,137(a)          Electronic Arts, Inc.                                        $  109,662,407
---------------------------------------------------------------------------------------------------
                        Interactive Media & Services -- 5.7%
    314,951(a)          Alphabet, Inc., Class C                                      $  375,884,570
---------------------------------------------------------------------------------------------------
                        IT Consulting & Other Services -- 4.5%
  1,056,458             Accenture Plc                                                $  179,809,152
  1,441,879             Cognizant Technology Solutions Corp.                            111,240,965
                                                                                     --------------
                                                                                     $  291,050,117
---------------------------------------------------------------------------------------------------
                        Systems Software -- 7.8%
  4,454,001             Microsoft Corp.                                              $  509,404,094
                                                                                     --------------
                        Total Software & Services                                    $1,848,332,111
---------------------------------------------------------------------------------------------------
                        TECHNOLOGY HARDWARE & EQUIPMENT -- 10.7%
                        Electronic Components -- 1.1%
    737,909             Amphenol Corp.                                               $   69,378,204
---------------------------------------------------------------------------------------------------
                        Technology Distributors -- 1.8%
  1,366,734             CDW Corp.                                                    $  121,529,987
---------------------------------------------------------------------------------------------------
                        Technology Hardware, Storage & Peripherals -- 7.8%
  2,250,985             Apple, Inc.                                                  $  508,137,354
                                                                                     --------------
                        Total Technology Hardware & Equipment                        $  699,045,545
---------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost $4,326,540,573)                                        $6,467,437,156
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 21

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                        TEMPORARY CASH INVESTMENTS --
                        0.7% of Net Assets
                        REPURCHASE AGREEMENTS -- 0.7%
 19,445,000             $19,445,000 ScotiaBank, 2.25%, dated 9/28/18 plus
                        accrued interest on 10/1/18 collateralized by $19,837,619
                        Federal National Mortgage Association, 3.5%, 11/1/45         $   19,445,000
 13,805,000             $13,805,000 TD Securities USA LLC, 2.22%, dated 9/28/18
                        plus accrued interest on 10/1/18 collateralized by
                        $14,081,101 Federal National Mortgage Association,
                        4.0%, 3/1/48                                                     13,805,000
 10,180,000             $10,180,000 TD Securities USA LLC, 2.24%, dated 9/28/18
                        plus accrued interest on 10/1/18 collateralized by
                        $10,383,600 Federal National Mortgage Association,
                        4.0%, 3/1/48                                                     10,180,000
                                                                                     --------------
                                                                                     $   43,430,000
---------------------------------------------------------------------------------------------------
                        TOTAL TEMPORARY CASH INVESTMENTS
                        (Cost $43,430,000)                                           $   43,430,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                        (Cost $4,369,970,573)                                        $6,510,867,156
---------------------------------------------------------------------------------------------------
                        OTHER ASSETS AND LIABILITIES -- 0.2%                         $   15,169,945
---------------------------------------------------------------------------------------------------
                        NET ASSETS -- 100.0%                                         $6,526,037,101
===================================================================================================

(a)   Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2018, aggregated $812,686,059 and $1,155,608,556, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended September 30, 2018, the Fund did not engage in cross trade activity.

At September 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,375,586,884 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                       $2,189,734,857
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                          (54,454,585)
                                                                                        --------------
      Net unrealized appreciation                                                       $2,135,280,272
                                                                                        ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

The following is a summary of the inputs used as of September 30, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------------
                               Level 1             Level 2          Level 3      Total
-----------------------------------------------------------------------------------------------------
Common Stocks                  $6,467,437,156      $        --      $ --         $6,467,437,156
Repurchase Agreements                      --       43,430,000        --             43,430,000
-----------------------------------------------------------------------------------------------------
Total Investments in
Securities                     $6,467,437,156      $43,430,000      $ --         $6,510,867,156
=====================================================================================================

During the six months ended September 30, 2018 there were no transfer between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 23

Statement of Assets and Liabilities | 9/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $4,369,970,573)           $6,510,867,156
  Cash                                                                              32,140,444
  Receivables --
     Fund shares sold                                                                8,081,766
     Dividends                                                                       1,852,070
     Interest                                                                            8,100
  Other assets                                                                         155,904
-----------------------------------------------------------------------------------------------
       Total assets                                                             $6,553,105,440
===============================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                    $   24,106,219
     Trustees' fees                                                                      6,234
     Transfer agent fees                                                             2,056,964
  Due to affiliates                                                                    679,662
  Accrued expenses                                                                     219,260
-----------------------------------------------------------------------------------------------
       Total liabilities                                                        $   27,068,339
===============================================================================================
NET ASSETS:
  Paid-in capital                                                               $4,100,714,867
  Distributable earnings                                                         2,425,322,234
-----------------------------------------------------------------------------------------------
       Net assets                                                               $6,526,037,101
===============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,187,415,128/46,580,380 shares)                           $        25.49
  Class C (based on $488,258,565/21,009,089 shares)                             $        23.24
  Class K (based on $757,714,116/29,634,618 shares)                             $        25.57
  Class R (based on $128,844,055/5,142,969 shares)                              $        25.05
  Class Y (based on $3,963,805,237/153,860,178 shares)                          $        25.76
MAXIMUM OFFERING PRICE:
  Class A ($25.49 / 94.25%)                                                     $        27.05
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Statement of Operations (unaudited)

For the Six Months Ended 9/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                 $41,166,518
  Interest from unaffiliated issuers                                      484,177
-------------------------------------------------------------------------------------------------------
     Total investment income                                                              $ 41,650,695
=======================================================================================================
EXPENSES:
  Management fees                                                     $19,267,359
  Administrative expense                                                  911,817
  Transfer agent fees
     Class A                                                            1,119,670
     Class C                                                              162,660
     Class K                                                                4,373
     Class R                                                              152,662
     Class Y                                                            2,027,413
  Distribution fees
     Class A                                                            1,501,152
     Class C                                                            2,420,000
     Class R                                                              315,980
  Shareowner communications expense                                        94,714
  Custodian fees                                                           43,190
  Registration fees                                                        58,462
  Professional fees                                                       142,413
  Printing expense                                                         32,409
  Trustees' fees                                                          159,847
  Insurance expense                                                         2,332
  Miscellaneous                                                            56,568
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 28,473,021
-------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by the Adviser                                   (25,856)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                         $ 28,447,165
-------------------------------------------------------------------------------------------------------
       Net investment income                                                              $ 13,203,530
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                  $225,568,539
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                  $513,019,487
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $738,588,026
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $751,791,556
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended                  Year
                                                                 9/30/18                Ended
                                                                 (unaudited)            3/31/18
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $    13,203,530        $    26,198,391
Net realized gain (loss) on investments                              225,568,539            255,805,911
Change in net unrealized appreciation (depreciation)
  on investments                                                     513,019,487            524,705,611
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations        $   751,791,556        $   806,709,913
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($-- and $1.05 per share, respectively)             $            --        $   (57,118,209)
     Class C ($-- and $1.01 per share, respectively)                          --            (22,632,886)
     Class K ($-- and $1.15 per share, respectively)                          --            (27,170,074)
     Class R ($-- and $1.01 per share, respectively)                          --             (6,472,545)
     Class Y ($-- and $1.12 per share, respectively)                          --           (183,467,085)
-------------------------------------------------------------------------------------------------------
        Total distributions to shareowners                       $            --        $  (296,860,799)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $   671,887,295        $ 1,890,199,140
Reinvestment of distributions                                                 --            265,460,390
Cost of shares repurchased                                        (1,075,687,798)        (1,851,632,022)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                  $  (403,800,503)       $   304,027,508
--------------------------------------------------------------------------------------------------------
     Net increase in net assets                                  $   347,991,053        $   813,876,622
NET ASSETS:**
Beginning of period                                                6,178,046,048          5,364,169,426
--------------------------------------------------------------------------------------------------------
End of period                                                    $ 6,526,037,101        $ 6,178,046,048
========================================================================================================
* For the year ended March 31, 2018 Distributions to Shareowners was presented as follows:
  Net investment income:
     Class A ($0.04 per share)                                                  $  (2,209,305)
     Class K ($0.14 per share)                                                     (3,447,604)
     Class Y ($0.11 per share)                                                    (18,936,504)
  Net realized gain:
     Class A ($1.01 per share)                                                  $ (54,908,904)
     Class C ($1.01 per share)                                                    (22,632,886)
     Class K ($1.01 per share)                                                    (23,722,470)
     Class R ($1.01 per share)                                                     (6,472,545)
     Class Y ($1.01 per share)                                                   (164,530,581)

** For the year ended March 31, 2018 undistributed net investment income was presented as follows: $6,912,515

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
                                        Six Months         Six Months
                                        Ended              Ended
                                        9/30/18            9/30/18            Year Ended        Year Ended
                                        Shares             Amount             3/31/18           3/31/18
                                        (unaudited)        (unaudited)        Shares            Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               3,666,744        $  87,715,848       13,806,968       $   306,540,567
Reinvestment of distributions                    --                   --        2,165,560            48,482,692
Less shares repurchased                  (9,847,755)        (236,762,043)     (21,209,461)         (475,551,238)
----------------------------------------------------------------------------------------------------------------
     Net decrease                        (6,181,011)       $(149,046,195)      (5,236,933)      $  (120,527,979)
================================================================================================================
Class C
Shares sold                               1,407,072        $  30,901,118        3,917,788       $    80,229,794
Reinvestment of distributions                    --                   --          964,970            19,762,588
Less shares repurchased                  (3,226,637)         (71,217,570)      (6,336,780)         (129,776,814)
----------------------------------------------------------------------------------------------------------------
     Net decrease                        (1,819,565)       $ (40,316,452)      (1,454,022)      $   (29,784,432)
================================================================================================================
Class K
Shares sold                               6,378,898        $ 153,168,863       13,324,965       $   299,047,406
Reinvestment of distributions                    --                   --        1,163,910            26,160,337
Less shares repurchased                  (3,846,992)         (93,622,085)      (5,504,088)         (124,406,560)
----------------------------------------------------------------------------------------------------------------
     Net increase                         2,531,906        $  59,546,778        8,984,787       $   200,801,183
================================================================================================================
Class R
Shares sold                                 425,099        $   9,974,541        2,589,007       $    55,874,837
Reinvestment of distributions                    --                   --          203,945             4,488,824
Less shares repurchased                    (868,830)         (20,342,563)      (2,960,660)          (65,982,881)
----------------------------------------------------------------------------------------------------------------
     Net decrease                          (443,731)       $ (10,368,022)        (167,708)      $    (5,619,220)
================================================================================================================
Class Y
Shares sold                              16,111,172        $ 390,126,925       51,292,560       $ 1,148,506,536
Reinvestment of distributions                    --                   --        7,355,824           166,565,949
Less shares repurchased                 (27,129,069)        (653,743,537)     (46,433,917)       (1,055,914,529)
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease)            (11,017,897)       $(263,616,612)      12,214,467       $   259,157,956
================================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended           Year           Year           Year         Year       Year
                                                     9/30/18         Ended          Ended          Ended        Ended      Ended
                                                     (unaudited)     3/31/18        3/31/17*       3/31/16*     3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $    22.66      $    20.78     $    19.00     $  19.06     $  16.66   $  14.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $     0.03(a)   $     0.06(a)  $     0.08(a)  $   0.07(a)  $   0.06   $   0.06
  Net realized and unrealized gain (loss) on
   investments                                             2.80            2.87           2.13         0.70         2.86       2.95
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $     2.83      $     2.93     $     2.21     $   0.77     $   2.92   $   3.01
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                              $       --      $    (0.04)    $    (0.06)    $  (0.05)    $  (0.05)  $  (0.06)
  Net realized gain                                          --           (1.01)         (0.37)       (0.78)       (0.47)     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $       --      $    (1.05)    $    (0.43)    $  (0.83)    $  (0.52)  $  (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $     2.83      $     1.88     $     1.78     $  (0.06)    $   2.40   $   2.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    25.49      $    22.66     $    20.78     $  19.00     $  19.06   $  16.66
====================================================================================================================================
Total return (b)                                          12.49%(c)       14.16%         11.78%        4.00%       17.60%     21.16%
Ratio of net expenses to average net assets                1.09%(d)        1.09%          1.09%        1.09%        1.09%      1.08%
Ratio of net investment income (loss) to average
 net assets                                                0.22%(d)        0.25%          0.39%        0.38%        0.38%      0.46%
Portfolio turnover rate                                      13%(c)          38%            23%          13%          12%        21%
Net assets, end of period (in thousands)             $1,187,415      $1,195,674     $1,205,124     $992,927     $796,689   $644,527
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                     1.09%(d)        1.10%          1.09%        1.11%        1.13%      1.13%
  Net investment income (loss) to average net assets       0.22%(d)        0.24%          0.39%        0.36%        0.34%      0.41%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.


The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months
                                               Ended           Year            Year            Year            Year       Year
                                               9/30/18         Ended           Ended           Ended           Ended      Ended
                                               (unaudited)     3/31/18         3/31/17*        3/31/16*        3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period           $  20.73        $  19.17        $  17.63        $  17.81        $  15.66   $  13.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:
  Net investment income (loss)                 $  (0.04)(a)(b) $  (0.08)(a)(b) $  (0.05)(a)(b) $  (0.05)(a)(b) $  (0.03)  $  (0.04)
  Net realized and unrealized gain (loss)
   on investments                                  2.55            2.65            1.96            0.65            2.65       2.77
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                    $   2.51        $   2.57        $   1.91        $   0.60        $   2.62   $   2.73
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                        $     --        $     --        $     --        $     --        $     --   $     --
  Net realized gain                                  --           (1.01)          (0.37)          (0.78)          (0.47)     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $     --        $  (1.01)       $  (0.37)       $  (0.78)       $  (0.47)  $  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $   2.51        $   1.56        $   1.54        $  (0.18)       $   2.15   $   2.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  23.24        $  20.73        $  19.17        $  17.63        $  17.81   $  15.66
====================================================================================================================================
Total return (c)                                  12.11%(d)       13.46%          10.98%           3.29%          16.81%     20.29%
Ratio of net expenses to average net assets        1.72%(e)        1.74%           1.77%           1.77%           1.79%      1.83%
Ratio of net investment income (loss) to
 average net assets                               (0.41)%(e)      (0.40)%         (0.30)%         (0.29)%         (0.32)%    (0.28)%
Portfolio turnover rate                              13%(d)          38%             23%             13%             12%        21%
Net assets, end of period (in thousands)       $488,259        $473,154        $465,545        $356,675        $246,593   $174,565
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 29

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year          Year          Year          Year       Year
                                                        9/30/18        Ended         Ended         Ended         Ended      Ended
                                                        (unaudited)    3/31/18       3/31/17*      3/31/16*      3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                    $  22.68       $  20.79      $  19.00      $  19.05      $ 16.64    $ 14.30
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $   0.08(a)    $   0.16(a)   $   0.16(a)   $   0.15(a)   $  0.16    $  0.06
  Net realized and unrealized gain (loss)
   on investments                                           2.81           2.88          2.13          0.70         2.84       3.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   2.89       $   3.04      $   2.29      $   0.85      $  3.00    $  3.07
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 $     --       $  (0.14)     $  (0.13)     $  (0.12)     $ (0.12)   $ (0.11)
  Net realized gain                                           --          (1.01)        (0.37)        (0.78)       (0.47)     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $     --       $  (1.15)     $  (0.50)     $  (0.90)     $ (0.59)   $ (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   2.89       $   1.89      $   1.79      $  (0.05)     $  2.41    $  2.34
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  25.57       $  22.68      $  20.79      $  19.00      $ 19.05    $ 16.64
====================================================================================================================================
Total return (b)                                           12.74%(c)      14.68%        12.24%         4.43%       18.11%     21.61%
Ratio of net expenses to average net assets                 0.66%(d)       0.66%         0.67%         0.67%        0.69%      0.71%
Ratio of net investment income (loss) to average
 net assets                                                 0.66%(d)       0.69%         0.81%         0.80%        0.81%      0.85%
Portfolio turnover rate                                       13%(c)         38%           23%           13%          12%        21%
Net assets, end of period (in thousands)                $757,714       $614,710      $376,708      $131,813      $97,063    $31,501
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.


The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended           Year            Year         Year        Year         Year
                                                      9/30/18         Ended           Ended        Ended       Ended        Ended
                                                      (unaudited)     3/31/18         3/31/17*     3/31/16*    3/31/15*     3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $  22.31        $  20.49        $  18.76     $ 18.86     $ 16.50      $ 14.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  (0.01)(a)(b) $  (0.01)(a)(b) $   0.01(a)  $  0.02(a)  $ (0.00)(c)  $  0.01
  Net realized and unrealized gain (loss)
   on investments                                         2.75            2.84            2.10        0.69        2.83         2.94
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   2.74        $   2.83        $   2.11     $  0.71     $  2.83      $  2.95
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $     --        $     --        $  (0.01)    $ (0.03)    $    --      $ (0.08)
  Net realized gain                                         --           (1.01)          (0.37)      (0.78)      (0.47)       (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $     --        $  (1.01)       $  (0.38)    $ (0.81)    $ (0.47)     $ (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   2.74        $   1.82        $   1.73     $ (0.10)    $  2.36      $  2.25
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  25.05        $  22.31        $  20.49     $ 18.76     $ 18.86      $ 16.50
====================================================================================================================================
Total return (d)                                         12.28%(e)       13.87%          11.41%       3.70%      17.23%       20.84%
Ratio of net expenses to average net assets               1.40%(f)        1.40%           1.40%       1.40%       1.40%        1.39%
Ratio of net investment income (loss) to average
 net assets                                              (0.08)%(f)      (0.05)%          0.08%       0.10%       0.05%        0.18%
Portfolio turnover rate                                     13%(e)          38%             23%         13%         12%          21%
Net assets, end of period (in thousands)              $128,844        $124,614        $117,931     $79,519     $37,285      $40,703
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                    1.40%(f)        1.42%           1.41%       1.43%       1.52%        1.39%
  Net investment income (loss) to average net assets     (0.08)%(f)      (0.07)%          0.07%       0.07%      (0.07)%       0.18%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c)   Amount rounds to less then $0.01 or $(0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(e)   Not annualized.

(f)   Annualized.


The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 31

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year          Year          Year          Year         Year
                                                     9/30/18        Ended         Ended         Ended         Ended        Ended
                                                     (unaudited)    3/31/18       3/31/17*      3/31/16*      3/31/15*     3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $    22.86     $    20.95    $    19.15    $    19.20    $    16.77   $  14.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $     0.07(a)  $     0.13(a) $     0.14(a) $     0.13(a) $     0.10   $   0.10
  Net realized and unrealized gain (loss)
   on investments                                          2.83           2.90          2.14          0.71          2.90       2.97
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $     2.90     $     3.03    $     2.28    $     0.84    $     3.00   $   3.07
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                              $       --     $    (0.11)   $    (0.11)   $    (0.11)   $    (0.10)  $  (0.09)
  Net realized gain                                          --          (1.01)        (0.37)        (0.78)        (0.47)     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $       --     $    (1.12)   $    (0.48)   $    (0.89)   $    (0.57)  $  (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $     2.90     $     1.91    $     1.80    $    (0.05)   $     2.43   $   2.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    25.76     $    22.86    $    20.95    $    19.15    $    19.20   $  16.77
====================================================================================================================================
Total return (b)                                          12.69%(c)      14.54%        12.11%         4.29%        17.98%     21.44%
Ratio of net expenses to average net assets                0.76%(d)       0.77%         0.77%         0.79%         0.80%      0.82%
Ratio of net investment income (loss) to average
 net assets                                                0.55%(d)       0.58%         0.71%         0.70%         0.68%      0.72%
Portfolio turnover rate                                      13%(c)         38%           23%           13%           12%        21%
Net assets, end of period (in thousands)             $3,963,805     $3,769,893    $3,198,861    $2,001,002    $1,263,594   $842,680
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.


The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Notes to Financial Statements | 9/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the "Fund") is one of a three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of September 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 33

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. GAAP that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At September 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 35

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $ 36,554,386
      Long-term capital gain                                        260,306,413
      --------------------------------------------------------------------------
         Total                                                     $296,860,799
      ==========================================================================

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

      The following shows the components of distributable earnings on a federal income tax basis at March 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                              $   12,277,479
      Undistributed long-term capital gain                           38,992,414
      Unrealized appreciation                                     1,622,260,785
      --------------------------------------------------------------------------

          Total                                                  $1,673,530,678
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $77,146 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 37 experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of September 30, 2018 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 30, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 39

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $562,751 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowners Communications:
--------------------------------------------------------------------------------
Class A                                                                  $35,308
Class C                                                                    9,952
Class K                                                                    4,602
Class R                                                                    1,212
Class Y                                                                   43,640
--------------------------------------------------------------------------------
 Total                                                                   $94,714
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $116,911 in distribution fees payable to the Distributor at September 30, 2018.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2018, CDSCs in the amount of $26,353 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2018, the Fund had no borrowings under the credit facility.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 41

ADDITIONAL INFORMATION (unaudited)

Effective October 1, 2018, management fees will be calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $6.5 billion and 0.55% on assets over $7.5 billion.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 43

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Fundamental Growth Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 45

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the

46 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 47 businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial Officer
Lisa M. Jones                             Christopher J. Kelley, Secretary and
Lorraine H. Monchak                         Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 49

                          This page is for your notes.

50 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

                          This page is for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18 51

                          This page is for your notes.

52 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19434-12-1118



                        Pioneer Multi-Asset
                        Ultrashort Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     MAFRX
                        Class C     MCFRX
                        Class C2    MAUCX
                        Class K     MAUKX
                        Class Y     MYFRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                         111

Notes to Financial Statements                                                120

Additional Information                                                       130

Approval of Investment Management Agreement                                  132

Trustees, Officers and Service Providers                                     137

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 1

President's Letter

Through the third quarter of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned more than 10%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.6%.

The momentum in the equity market has been driven by several factors, including overall positive corporate earnings reports and a strong U.S. economy. U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and was expected to top 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims hitting a multi-decade low and consumer and small-business confidence achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) continued with its tightening of monetary policy by raising interest rates in September, the third such increase during this calendar year, and has been moving forward with the tapering of its balance sheet, a process which began in October 2017.

Across the fixed-income space, rising interest rates have helped drive down the returns of some asset classes, such as U.S. Treasuries. However, strong corporate earnings and higher oil prices have propelled high-yield bonds well into positive territory through the first nine months of the year. In addition, higher rates have contributed to positive year-to-date returns for floating-rate instruments such as bank loans, while structured sectors, including asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, even with both interest rates and home prices moving upward.

Despite the generally positive returns, market volatility has increased this year compared with 2017. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and investors have grappled with various issues on the international front in recent months, including a lack of progress in the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, proposed higher tariffs on Chinese imports could have a negative impact on that country's economy and, by extension, on its Asian trade partners.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

As we enter the final quarter of 2018, however, we remain cautious on the equity markets. While we are constructive on our view of U.S. stocks and the overall economy, the previously mentioned risk factors and increased volatility are concerns that may overtake that constructive view.

In fixed income, we have taken a more cautious approach in our core portfolios with regard to credit-sensitive debt, as those investments appear more susceptible to what we believe could be a less-benign credit environment going forward, due in part to increased leverage within the investment-grade and bank-loan market segments. We believe that structured credit sectors, including agency MBS, non-agency MBS, and ABS, may offer investors more attractive relative value, given solid U.S. housing market and consumer fundamentals. Agency MBS and high-quality, non-agency MBS may also offer lower downside volatility and stronger credit protections relative to their quality ratings. In addition, as interest rates have risen, we find that short- and intermediate-term Treasuries have become more attractive.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 3

Portfolio Management Discussion | 9/30/18

In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2018. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer; Mr. Funderburk*, a vice president and portfolio manager at Amundi Pioneer; and Mr. Pauwels*, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended
     September 30, 2018?

A    Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned
     1.24% at net asset value (NAV) during the six-month period ended September 30, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the ICE BofA ML Index), returned 1.17%. During the same period, the average return of the 188 mutual funds in Morningstar's Ultrashort Bond category was 1.10%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended September 30, 2018?

A Market sentiment for credit-sensitive debt - such as corporate bonds - remained firm throughout the period, as robust economic growth and corporate earnings data outweighed concerns over protectionist U.S. trade policy. Against a strong fundamental backdrop, the focus of the fixed-income markets remained largely on the pace of efforts by the U.S. Federal Reserve (the Fed) to return interest rates to more historically normal levels. At its June 13 meeting, the Fed increased the upper band of the target range for its benchmark overnight lending rate from 1.75% to 2.00%. Treasury yields then rose ahead of the Fed's September 25 meeting, as encouraging data in such areas as employment, retail sales, industrial production, and consumer confidence boosted expectations for two additional rate hikes in 2018. At its September meeting, the Fed raised the federal funds rate to 2.25%, while signaling the likelihood of an additional 0.25% hike before the end of 2018.

     The U.S. Treasury curve flattened over the six-month period ended September 30, 2018, as yield increases were most significant for shorter maturities. To illustrate, the two-year Treasury yield rose by 54 basis points (bps), from 2.27% to 2.81%, the five-year yield rose by 38 bps, from 2.56%

* Mr. Funderburk and Mr. Pauwels became portfolio managers of the Fund effective June 8, 2018.

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 to 2.94%, and the 10-year yield rose by 31 bps, from 2.74% to 3.05%. (A basis point is equal to 1/100th of a percentage point.) Over the same period, the three-month ICE London Interbank Offered Rate (ICE LIBOR), a commonly used baseline for loans and securities globally, rose from 2.31% to 2.40%.

Q Can you review your principal strategies in managing the Fund during the six-month period ended September 30, 2018, and how those strategies affect the Fund's benchmark-relative performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. That has entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. Well over 90% of the Fund's investments are either allocated to floating-rate issues with interest rates tied to a short-term reference rate such as ICE LIBOR, or to fixed-rate issues with less than one-year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     The Fund's net asset value (NAV) began the six-month period at $9.95 and ended the period at $9.96 (Class A shares).

     Unlike many other floating-rate vehicles, the Fund's allocations are focused primarily on investment-grade asset classes. At the same time, we do seek to take advantage of credit spreads, or the incremental yield available from issues that trade at a yield premium to Treasuries. In doing so, we seek at all times to maintain broadly diversified** portfolio exposures to a number of different spread sectors. We do not seek to take a stance with respect to overall portfolio duration and corresponding interest-rate sensitivity. At the end of the period, the Fund's duration was 0.26 years.

     Positive contributions to the Fund's benchmark-relative performance during the six-month period were led by exposure to insurance-linked securities
     (ILS), which are sponsored by insurance companies looking to offload some of the risk of having to pay claims after a natural disaster. We generally expect to maintain a strategic portfolio allocation to ILS, given the incremental income potential they provide and their near total lack of correlation to other securities markets.

     The Fund's allocation to investment-grade corporate bonds also aided benchmark-relative performance during the period. Within investment-grade corporates, the Fund is significantly weighted toward financial issues,

**   Diversification does not assure a profit nor protect against loss.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 5 most notably U.S. banks, with diversified holdings across both money center and regional banks. We view those issuers as attractive, in part due to the more stringent regulations pertaining to the use of leverage that have been applied to the domestic banking sector since the financial crisis 10 years ago. Exposure to industrial issues within investment-grade corporates also helped the Fund's relative returns.

     While we focus the Fund's allocations in the investment-grade sectors, we also include exposures to below-investment-grade asset classes where we believe the incremental income provides an attractive tradeoff between risk and reward. In that vein, a modest position in leveraged bank loans made a positive contribution to the Fund's relative returns, as strong loan fundamentals and a low default rate supported the asset class during the period.

     The Fund's performance versus the benchmark was mixed with regard to securitized assets. Positive contributions were seen from holdings of commercial mortgage-backed securities (CMBS) and non-agency collateralized mortgage obligations (CMOs), while exposure to asset-backed securities
     (ABS) and pass-through residential mortgage-backed securities (MBS) detracted from relative performance. Holdings of U.S. Treasury securities and the Fund's cash position also weighed on benchmark-relative performance.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended September 30, 2018?

A Throughout the period, the bulk of the Fund's assets were invested in floating-rate issues with interest rates tied to ICE LIBOR or other short-term reference rates. The Fund's income benefited from that positioning over the period, as short-term ICE LIBOR rates rose in anticipation of the Fed's increasing its overnight lending rate.

Q Please discuss the role of derivatives in the Fund's strategy over the period.

A    We did not utilize derivatives in managing the Fund during the period.

Q    What is your assessment of the current investment climate for the Fund?

A We believe that conditions remain supportive of credit-sector fundamentals, as reflected in positive second-quarter corporate earnings surprises for the great majority of companies in the Standard & Poor's 500 Index, and an environment of arguably full employment. From a valuation perspective, while we continue to view spread sectors as more attractive than U.S. Treasuries, credit spreads are tight by historical standards. As a result, we are maintaining the portfolio's sensitivity to changes in credit spreads at a

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 relatively low level by the Fund's past standards, with an up-in-quality bias within each credit sector. As always, we are seeking to avoid assuming any risk for which the Fund may not be adequately compensated.

     With core personal consumption expenditure (PCE) inflation recently hovering more or less in a band around the Fed's 2% target, we expect the Fed to remain in tightening mode with regard to interest rates. Additional increases in the federal funds rate would put upward pressure on ICE LIBOR, and thus potentially help the Fund's income generation.

     While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, the Fund continues to be broadly diversified with respect to its allocations across asset categories. In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide a hedge against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 7

Please refer to the Schedule of Investments on pages 19-110 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 9

Portfolio Summary | 9/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                   37.5%
Collateralized Mortgage Obligations                                       25.3%
Corporate Bonds                                                           23.7%
U.S. Government and Agency Obligations                                     8.6%
Senior Secured Floating Rate Loan Interests                                4.9%
Municipal Bond                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 4.2% of total investments.
+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Notes, 2.252% (3 Month Treasury Yield + 6 bps), 7/31/19          1.07%
----------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 2.332% (3 Month Treasury Yield + 14 bps), 1/31/19         0.91
----------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 2.235% (3 Month Treasury Yield + 4 bps), 7/31/20          0.77
----------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 2.225% (3 Month Treasury Yield + 3 bps), 4/30/20          0.77
----------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 2.262% (3 Month Treasury Yield + 7 bps), 4/30/19          0.73
----------------------------------------------------------------------------------------
 6. U.S. Treasury Notes, 2.24% (3 Month Treasury Yield + 5 bps), 10/31/19          0.67
----------------------------------------------------------------------------------------
 7. U.S. Treasury Notes, 2.362% (3 Month Treasury Yield + 17 bps), 10/31/18        0.65
----------------------------------------------------------------------------------------
 8. U.S. Treasury Notes, 1.625%, 4/30/19                                           0.53
----------------------------------------------------------------------------------------
 9. Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14,
    Class A2, 2.916%, 2/15/47                                                      0.45
----------------------------------------------------------------------------------------
10. Federal Home Loan Bank Discount Notes, 10/1/18                                 0.43
----------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Prices and Distributions | 9/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      9/30/18                        3/31/18
--------------------------------------------------------------------------------
           A                        $9.96                           $9.95
--------------------------------------------------------------------------------
           C                        $9.95                           $9.94
--------------------------------------------------------------------------------
           C2                       $9.95                           $9.94
--------------------------------------------------------------------------------
           K                        $9.97                           $9.96
--------------------------------------------------------------------------------
           Y                        $9.96                           $9.96
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18 - 9/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment       Short-Term           Long-Term
         Class          Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.1126             $   --              $   --
--------------------------------------------------------------------------------
           C             $0.0960             $   --              $   --
--------------------------------------------------------------------------------
           C2            $0.0957             $   --              $   --
--------------------------------------------------------------------------------
           K             $0.1233             $   --              $   --
--------------------------------------------------------------------------------
           Y             $0.1198             $   --              $   --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 11

Performance Update | 9/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                  ICE BofA
                                                  ML U.S.
                 Net             Public           Dollar
                 Asset           Offering         3-Month
                 Value           Price            LIBOR
Period           (NAV)           (POP)*           Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.44%            1.09%           0.63%
5 years          1.37             0.86            0.76
1 year           1.97            -0.58            1.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
4/11             $  9,750                  $ 10,000
9/11             $  9,759                  $ 10,009
9/12             $ 10,040                  $ 10,058
9/13             $ 10,128                  $ 10,090
9/14             $ 10,232                  $ 10,114
9/15             $ 10,285                  $ 10,140
9/16             $ 10,439                  $ 10,190
9/17             $ 10,631                  $ 10,295
9/18             $ 10,840                  $ 10,478

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Performance Update | 9/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                  ICE BofA
                                                  ML U.S.
                                                  Dollar
                                                  3-Month
                 If              If               LIBOR
Period           Held            Redeemed         Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.05%           1.05%            0.63%
5 years          1.05            1.05             0.76
1 year           1.74            1.74             1.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
4/11             $ 10,000                  $ 10,000
9/11             $  9,975                  $ 10,009
9/12             $ 10,191                  $ 10,058
9/13             $ 10,252                  $ 10,090
9/14             $ 10,325                  $ 10,114
9/15             $ 10,349                  $ 10,140
9/16             $ 10,471                  $ 10,190
9/17             $ 10,618                  $ 10,295
9/18             $ 10,802                  $ 10,478

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 13

Performance Update | 9/30/18                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                                  ICE BofA
                                                  ML U.S.
                                                  Dollar
                                                  3-Month
                 If              If               LIBOR
Period           Held            Redeemed         Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)        1.04%           1.04%            0.63%
5 years          1.05            1.05             0.76
1 year           1.74            1.74             1.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
4/11             $ 10,000                  $ 10,000
9/11             $  9,975                  $ 10,009
9/12             $ 10,191                  $ 10,058
9/13             $ 10,250                  $ 10,090
9/14             $ 10,324                  $ 10,114
9/15             $ 10,336                  $ 10,140
9/16             $ 10,468                  $ 10,190
9/17             $ 10,615                  $ 10,295
9/18             $ 10,799                  $ 10,478

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Performance Update | 9/30/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                 ICE BofA
                                 ML U.S.
                 Net             Dollar
                 Asset           3-Month
                 Value           LIBOR
Period           (NAV)           Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)        1.62%           0.63%
5 years          1.59            0.76
1 year           2.19            1.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
4/11             $ 5,000,000               $ 5,000,000
9/11             $ 5,004,864               $ 5,004,688
9/12             $ 5,148,808               $ 5,028,875
9/13             $ 5,208,140               $ 5,044,884
9/14             $ 5,273,118               $ 5,057,058
9/15             $ 5,312,114               $ 5,069,924
9/16             $ 5,403,077               $ 5,095,017
9/17             $ 5,513,808               $ 5,147,253
9/18             $ 5,634,559               $ 5,239,233

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 15

Performance Update | 9/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
                                 ICE BofA
                                 ML U.S.
                 Net             Dollar
                 Asset           3-Month
                 Value           LIBOR
Period           (NAV)           Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.60%           0.63%
5 years          1.49            0.76
1 year           2.12            1.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.46%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
4/11             $ 5,000,000               $ 5,000,000
9/11             $ 5,008,825               $ 5,004,688
9/12             $ 5,169,696               $ 5,028,875
9/13             $ 5,224,869               $ 5,044,884
9/14             $ 5,286,374               $ 5,057,058
9/15             $ 5,316,346               $ 5,069,924
9/16             $ 5,408,629               $ 5,095,017
9/17             $ 5,508,403               $ 5,147,253
9/18             $ 5,625,087               $ 5,239,233

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on actual returns from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account Value    $1,012.40   $1,010.70   $1,010.70   $1,013.50  $1,012.10
(after expenses)
on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid           $    2.98   $    4.54   $    4.59   $    1.87  $    2.22
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.59%, 0.90%, 0.91%, 0.37% and 0.44% for class A, class C, class C2, class K, and class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                 A            C          C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account Value    $1,022.11   $1,020.56   $1,020.51   $1,023.21  $1,022.86
(after expenses)
on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid           $    2.99   $    4.56   $    4.61   $    1.88  $    2.23
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.59%, 0.90%, 0.91%, 0.37% and 0.44% for class A, class C, class C2, class K, and class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Schedule of Investments | 9/30/18 (unaudited)

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   UNAFFILIATED ISSUERS -- 99.2%
                                   ASSET BACKED SECURITIES --
                                   35.9% of Net Assets
                                   BANKS -- 33.7%
                                   Thrifts & Mortgage Finance -- 33.7%
            365,250(a)             321 Henderson Receivables I LLC, Series 2004-A,
                                   Class A1, 2.508% (1 Month USD LIBOR + 35 bps),
                                   9/15/45 (144A)                                                  $         356,462
          2,885,189(a)             321 Henderson Receivables I LLC, Series 2005-1A,
                                   Class A1, 2.388% (1 Month USD LIBOR + 23 bps),
                                   11/15/40 (144A)                                                         2,748,011
            594,746(a)             321 Henderson Receivables I LLC, Series 2006-1A,
                                   Class A1, 2.358% (1 Month USD LIBOR + 20 bps),
                                   3/15/41 (144A)                                                            584,677
          2,326,568(a)             321 Henderson Receivables I LLC, Series 2006-4A,
                                   Class A1, 2.358% (1 Month USD LIBOR + 20 bps),
                                   12/15/41 (144A)                                                         2,278,888
          1,641,742(a)             321 Henderson Receivables II LLC, Series 2006-3A,
                                   Class A1, 2.358% (1 Month USD LIBOR + 20 bps),
                                   9/15/41 (144A)                                                          1,564,025
          1,317,876(a)             ABFC Trust, Series 2005-WMC1, Class M2, 2.891%
                                   (1 Month USD LIBOR + 68 bps), 6/25/35                                   1,320,877
          2,901,292                ACC Trust, Series 2018-1, Class A, 3.7%,
                                   12/21/20 (144A)                                                         2,899,933
          3,128,669                Access Point Funding I LLC, Series 2017-A, Class A,
                                   3.06%, 4/15/29 (144A)                                                   3,108,129
          2,004,620(a)             ACE Securities Corp. Home Equity Loan Trust,
                                   Series 2005-WF1, Class M2, 2.876%
                                   (1 Month USD LIBOR + 66 bps), 5/25/35                                   2,006,525
            100,817(a)             ACE Securities Corp. Home Equity Loan Trust,
                                   Series 2006-ASP2, Class A1, 2.416%
                                   (1 Month USD LIBOR + 20 bps), 3/25/36                                     100,821
             70,848(a)             Aegis Asset Backed Securities Trust, Series
                                   2005-3, Class M1, 2.686% (1 Month
                                   USD LIBOR + 47 bps), 8/25/35                                               70,851
            228,773(a)             Aegis Asset Backed Securities Trust Mortgage
                                   Pass-Through Ctfs, Series 2004-4, Class A2B, 3.316%
                                   (1 Month USD LIBOR + 110 bps), 10/25/34                                   229,023
          2,533,854                Ally Auto Receivables Trust, Series 2018-1, Class A2,
                                   2.14%, 9/15/20                                                          2,529,646
          4,930,000(a)             Ally Master Owner Trust, Series 2017-1, Class A,
                                   2.558% (1 Month USD LIBOR + 40 bps), 2/15/21                            4,939,314
          7,000,000(a)             Ally Master Owner Trust, Series 2017-2, Class A,
                                   2.498% (1 Month USD LIBOR + 34 bps), 6/15/21                            7,009,100
            655,044                Alterna Funding II LLC, Series 2015-1A, Class B,
                                   3.2%, 2/15/24 (144A)                                                      654,634
          8,468,684                American Credit Acceptance Receivables Trust,
                                   Series 2015-3, Class C, 4.84%, 10/12/21 (144A)                          8,519,734
            649,583                American Credit Acceptance Receivables Trust,
                                   Series 2016-4, Class B, 2.11%, 2/12/21 (144A)                             649,378

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 19

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            960,450                American Credit Acceptance Receivables Trust,
                                   Series 2017-1, Class B, 2.39%, 2/16/21 (144A)                   $         960,204
            101,752                American Credit Acceptance Receivables Trust,
                                   Series 2017-3, Class A, 1.82%, 3/10/20 (144A)                             101,728
          2,200,000                American Credit Acceptance Receivables Trust,
                                   Series 2017-3, Class B, 2.25%, 1/11/21 (144A)                           2,197,386
          7,700,000                American Credit Acceptance Receivables Trust,
                                   Series 2017-3, Class C, 2.72%, 6/10/22 (144A)                           7,667,947
            252,688                American Credit Acceptance Receivables Trust,
                                   Series 2017-4, Class A, 2.0%, 7/10/20 (144A)                              252,312
          4,800,000                American Credit Acceptance Receivables Trust,
                                   Series 2017-4, Class B, 2.61%, 5/10/21 (144A)                           4,793,970
          5,000,000                American Credit Acceptance Receivables Trust,
                                   Series 2018-3, Class A, 2.92%, 8/12/21 (144A)                           4,999,999
          1,700,000                American Credit Acceptance Receivables Trust,
                                   Series 2018-3, Class B, 3.49%, 6/13/22 (144A)                           1,699,873
          8,050,000(a)             American Express Credit Account Master Trust,
                                   Series 2017-8, Class A, 2.278%
                                   (1 Month USD LIBOR + 12 bps), 5/16/22                                   8,053,172
         10,320,000                AmeriCredit Automobile Receivables Trust,
                                   Series 2014-2, Class D, 2.57%, 7/8/20                                  10,318,119
         10,345,000                AmeriCredit Automobile Receivables Trust,
                                   Series 2014-3, Class D, 3.13%, 10/8/20                                 10,363,711
          2,945,000                AmeriCredit Automobile Receivables Trust,
                                   Series 2016-2, Class B, 2.21%, 5/10/21                                  2,934,010
            410,592                Americredit Automobile Receivables Trust,
                                   Series 2016-4, Class A3, 1.53%, 7/8/21                                    408,531
            254,799(a)             AmeriCredit Automobile Receivables Trust,
                                   Series 2017-1, Class A2B, 2.465%
                                   (1 Month USD LIBOR + 30 bps), 5/18/20                                     254,845
            867,981(a)             AmeriCredit Automobile Receivables Trust,
                                   Series 2017-2, Class A2B, 2.415%
                                   (1 Month USD LIBOR + 25 bps), 9/18/20                                     868,323
          6,201,151(a)             Ameriquest Mortgage Securities, Inc. Asset-Backed
                                   Pass-Through Ctfs, Series 2005-R3, Class M2,
                                   2.921% (1 Month USD LIBOR + 71 bps), 5/25/35                            6,202,509
            426,973(a)             Ameriquest Mortgage Securities, Inc. Asset Backed
                                   Pass-Through Ctfs, Series 2005-R5, Class M2, 2.906%
                                   (1 Month USD LIBOR + 69 bps), 7/25/35                                     427,789
          1,755,223(a)             Ameriquest Mortgage Securities, Inc. Asset-Backed
                                   Pass-Through Ctfs, Series 2005-R7, Class M1, 2.696%
                                   (1 Month USD LIBOR + 48 bps), 9/25/35                                   1,757,037
            148,660(a)             Ameriquest Mortgage Securities, Inc. Asset-Backed
                                   Pass-Through Ctfs, Series 2005-R10, Class M1, 2.626%
                                   (1 Month USD LIBOR + 41 bps), 1/25/36                                     148,650
             43,725(a)             Ameriquest Mortgage Securities, Inc. Asset Backed
                                   Pass-Through Ctfs, Series 2005-R11, Class A2D, 2.546%
                                   (1 Month USD LIBOR + 33 bps), 1/25/36                                      43,723

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
             95,007(a)             Amortizing Residential Collateral Trust, Series 2002-BC5,
                                   Class M1, 3.251% (1 Month USD LIBOR +
                                   104 bps), 7/25/32                                               $          94,092
          1,650,000(a)             Annisa CLO, Ltd., Series 2016-2A, Class X, 2.948%
                                   (3 Month USD LIBOR + 60 bps), 7/20/31 (144A)                            1,649,980
          1,500,000(a)             Apidos CLO XV, Series 2013-15A, Class XRR, 2.948%
                                   (3 Month USD LIBOR + 60 bps), 4/20/31 (144A)                            1,499,982
          2,250,000(a)             Apidos CLO XXIX, Series 2018-29A, Class X, 2.942%
                                   (3 Month USD LIBOR + 55 bps), 7/25/30 (144A)                            2,249,818
          1,028,125(a)             Ares XXXVIII CLO, Ltd., Series 2015-38A, Class X,
                                   2.848% (3 Month USD LIBOR + 50 bps),
                                   4/20/30 (144A)                                                          1,028,114
            900,000(a)             Ares XXXVR CLO, Ltd., Series 2015-35RA, Class X,
                                   2.989% (3 Month USD LIBOR + 65 bps),
                                   7/15/30 (144A)                                                            899,992
            653,320(a)             Argent Securities, Inc. Asset-Backed Pass-Through
                                   Certificates, Series 2005-W2, Class A1, 2.476%
                                   (1 Month USD LIBOR + 26 bps), 10/25/35                                    653,775
            180,816(a)             Argent Securities, Inc. Asset-Backed Pass-Through
                                   Certificates, Series 2005-W3, Class A2D, 2.556%
                                   (1 Month USD LIBOR + 34 bps), 11/25/35                                    180,698
          1,398,521                ARI Fleet Lease Trust, Series 2016-A, Class A2,
                                   1.82%, 7/15/24 (144A)                                                   1,397,667
          2,020,000                ARI Fleet Lease Trust, Series 2016-A, Class A3,
                                   2.11%, 7/15/24 (144A)                                                   2,012,506
          2,450,523                ARI Fleet Lease Trust, Series 2017-A, Class A2,
                                   1.91%, 4/15/26 (144A)                                                   2,435,025
          1,108,838                Ascentium Equipment Receivables LLC, Series
                                   2015-2A, Class B, 2.62%, 12/10/19 (144A)                                1,108,717
            989,474                Ascentium Equipment Receivables Trust, Series
                                   2017-1A, Class A2, 1.87%, 7/10/19 (144A)                                  988,241
          3,646,809                Ascentium Equipment Receivables Trust, Series
                                   2017-2A, Class A2, 2.0%, 5/11/20 (144A)                                 3,628,029
          3,690,000                Ascentium Equipment Receivables Trust, Series
                                   2018-1A, Class A2, 2.92%, 12/10/20 (144A)                               3,686,372
            933,978(a)             Asset Backed Securities Corp. Home Equity Loan Trust,
                                   Series 2005-HE4, Class M4, 3.161% (1 Month USD
                                   LIBOR + 95 bps), 5/25/35                                                  939,257
            332,018(a)             Asset Backed Securities Corp. Home Equity Loan Trust,
                                   Series 2005-HE8, Class M1, 2.646% (1 Month USD
                                   LIBOR + 43 bps), 11/25/35                                                 332,186
            345,115(a)             Asset Backed Securities Corp. Home Equity Loan Trust,
                                   Series 2006-HE1, Class A3, 2.416% (1 Month USD
                                   LIBOR + 20 bps), 1/25/36                                                  342,773
             44,779(a)             Asset-Backed Pass-Through Certificates, Series
                                   2004-R2, Class A1A, 2.906% (1 Month USD LIBOR +
                                   69   bps), 4/25/34                                                         44,899

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 21

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            471,461(a)             Asset-Backed Pass-Through Certificates, Series
                                   2004-R2, Class A1B, 2.836% (1 Month USD LIBOR +
                                   62 bps), 4/25/34                                                $         472,340
          3,870,000(a)             ASSURANT CLO III LTD, Series 2018-2A, Class X,
                                   2.859% (3 Month USD LIBOR + 70 bps),
                                   10/20/31 (144A)                                                         3,869,903
          1,500,000(a)             Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
                                   Class X, 0.0% (3 Month USD LIBOR + 75 bps),
                                   10/24/31 (144A)                                                         1,500,000
            475,243                Avant Loans Funding Trust, Series 2017-B, Class A,
                                   2.29%, 6/15/20 (144A)                                                     475,015
          3,655,119                Avant Loans Funding Trust, Series 2018-A, Class A,
                                   3.09%, 6/15/21 (144A)                                                   3,654,226
          4,774,893                Avid Automobile Receivables Trust, Series 2018-1,
                                   Class A, 2.84%, 8/15/23 (144A)                                          4,752,668
          1,890,999                AXIS Equipment Finance Receivables IV LLC, Series
                                   2018-1A, Class A2, 3.24%, 12/20/23 (144A)                               1,881,087
         10,000,000(a)             BA Credit Card Trust, Series 2014-A1, Class A, 2.538%
                                   (1 Month USD LIBOR + 38 bps), 6/15/21                                  10,010,000
          7,020,000(a)             BA Credit Card Trust, Series 2016-A1, Class A, 2.548%
                                   (1 Month USD LIBOR + 39 bps), 10/15/21                                  7,033,917
          3,166,667(a)             Babson CLO, Ltd., Series 2015-IA, Class XR, 2.898%
                                   (3 Month USD LIBOR + 55 bps), 1/20/31 (144A)                            3,166,632
          2,328,985                Bank of The West Auto Trust, Series 2017-1, Class A2,
                                   1.78%, 2/15/21 (144A)                                                   2,319,238
          6,975,000(a)             Barclays Dryrock Issuance Trust, Series 2017-2, Class A,
                                   2.458% (1 Month USD LIBOR + 30 bps), 5/15/23                            6,983,696
            400,000(a)             Barings CLO, Ltd., Series 2018-2A, Class X, 3.057%
                                   (3 Month USD LIBOR + 60 bps), 4/15/30 (144A)                              399,994
          4,500,000(a)             Barings CLO, Ltd., Series 2018-3A, Class X, 2.57%
                                   (3 Month USD LIBOR + 50 bps), 7/20/29 (144A)                            4,499,942
             13,540(b)             Bayview Financial Acquisition Trust, Series 2007-A,
                                   Class 1A2, 6.205%, 5/28/37                                                 13,752
          2,600,000                BCC Funding Corp. X, Series 2015-1, Class D, 4.544%,
                                   12/21/20 (144A)                                                         2,582,190
          5,514,000                BCC Funding Corp. X, Series 2015-1, Class E, 5.523%,
                                   1/20/21 (144A)                                                          5,541,712
          3,100,000                BCC Funding Corp. X, Series 2015-1, Class F, 6.985%,
                                   8/21/23 (144A)                                                          3,126,857
          2,578,125(a)             Bean Creek CLO, Ltd., Series 2015-1A, Class XR,
                                   2.948% (3 Month USD LIBOR + 60 bps),
                                   4/20/31 (144A)                                                          2,577,478
            363,323(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2001-3, Class A1, 3.116% (1 Month USD LIBOR +
                                   90 bps), 10/27/32                                                         354,094
             68,929(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2004-SD3, Class A3, 3.356% (1 Month USD LIBOR +
                                   114 bps), 9/25/34                                                          68,998

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
              2,267(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2005-SD2, Class 1A2, 2.686% (1 Month USD
                                   LIBOR + 47 bps), 3/25/35                                        $           2,268
              2,331(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2005-SD2, Class 1A3, 2.616% (1 Month USD
                                   LIBOR + 40 bps), 3/25/35                                                    2,332
            393,091(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2006-SD1, Class A, 2.586% (1 Month USD LIBOR +
                                   37 bps), 4/25/36                                                          387,948
            895,004(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2006-SD2, Class A1, 2.596% (1 Month USD LIBOR +
                                   38 bps), 6/25/36                                                          894,385
            144,044(a)             Bear Stearns Asset Backed Securities Trust, Series
                                   2006-SD2, Class A3, 2.706% (1 Month USD LIBOR +
                                   49 bps), 6/25/36                                                          144,007
            141,593(a)             Bear Stearns Asset Backed Securities I Trust, Series
                                   2005-FR1, Class M1, 2.966% (1 Month USD LIBOR +
                                   75 bps), 6/25/35                                                          141,678
            848,853(a)             Bear Stearns Asset Backed Securities I Trust, Series
                                   2005-TC1, Class M1, 2.876% (1 Month USD LIBOR +
                                   66 bps), 5/25/35                                                          850,598
          1,495,069(a)             Bear Stearns Asset Backed Securities I Trust, Series
                                   2006-EC2, Class M1, 2.816% (1 Month USD LIBOR +
                                   60 bps), 2/25/36                                                        1,495,942
            215,182(a)             Bear Stearns Structured Products Trust,
                                   Series 2007-EMX1, Class A1, 3.216% (1 Month USD
                                   LIBOR + 100 bps), 3/25/37 (144A)                                          221,684
          3,562,500(a)             BlueMountain CLO, Ltd., Series 2013-2A, Class X,
                                   2.997% (3 Month USD LIBOR + 65 bps),
                                   10/22/30 (144A)                                                         3,561,709
          1,800,000(a)             BlueMountain CLO, Ltd., Series 2018-2A, Class X,
                                   2.909% (3 Month USD LIBOR + 65 bps),
                                   8/15/31 (144A)                                                          1,799,950
          1,029,153                BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)                  1,029,153
          5,560,136(a)             BMW Vehicle Owner Trust, Series 2018-A, Class A2B,
                                   2.286% (1 Month USD LIBOR + 7 bps), 11/25/20                            5,558,804
          1,317,268(a)             BSPRT Issuer, Ltd., Series 2017-FL1, Class A, 3.508%
                                   (1 Month USD LIBOR + 135 bps), 6/15/27 (144A)                           1,319,735
         11,150,000(a)             BSPRT Issuer, Ltd., Series 2018-FL3, Class A, 3.208%
                                   (1 Month USD LIBOR + 105 bps), 3/15/28 (144A)                          11,160,501
          2,200,000(a)             Cabela's Credit Card Master Note Trust, Series 2014-2,
                                   Class A, 2.608% (1 Month USD LIBOR +
                                   45 bps), 7/15/22                                                        2,204,602
          2,700,000(a)             Cabela's Credit Card Master Note Trust, Series 2016-1,
                                   Class A2, 3.008% (1 Month USD LIBOR +
                                   85 bps), 6/15/22                                                        2,713,083
            166,539                California Republic Auto Receivables Trust, Series
                                   2016-2, Class A3, 1.56%, 7/15/20                                          166,363

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 23

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         10,248,266(a)             Canadian Pacer Auto Receivables Trust, Series 2017-1A,
                                   Class A2B, 2.368% (1 Month USD LIBOR + 20 bps),
                                   12/19/19 (144A)                                                 $      10,248,266
          3,620,000                Capital Auto Receivables Asset Trust, Series 2015-3,
                                   Class B, 2.43%, 9/21/20                                                 3,613,679
          1,357,142(a)             Carlyle US CLO, Ltd., Series 2017-2A, Class X, 3.148%
                                   (3 Month USD LIBOR + 80 bps), 7/20/31 (144A)                            1,357,723
            550,000                CarMax Auto Owner Trust, Series 2015-2, Class C,
                                   2.39%, 3/15/21                                                            547,680
          1,545,541(a)             CarMax Auto Owner Trust, Series 2017-3, Class A2B,
                                   2.338% (1 Month USD LIBOR + 18 bps), 9/15/20                            1,545,964
          6,148,398(a)             CarMax Auto Owner Trust, Series 2018-1, Class A2B,
                                   2.308% (1 Month USD LIBOR + 15 bps), 5/17/21                            6,151,411
          1,439,927                Carnow Auto Receivables Trust, Series 2017-1A,
                                   Class A, 2.92%, 9/15/22 (144A)                                          1,433,243
            787,637(a)             Carrington Mortgage Loan Trust, Series 2006-OPT1,
                                   Class A3, 2.396% (1 Month USD LIBOR +
                                   18 bps), 2/25/36                                                          786,716
          3,272,500(a)             Catamaran CLO, Ltd., Series 2013-1A, Class X, 2.887%
                                   (3 Month USD LIBOR + 55 bps), 1/27/28 (144A)                            3,271,646
            161,990                Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                                   2.0%, 12/10/23 (144A)                                                     161,585
             98,788                Cazenovia Creek Funding I LLC, Series 2015-1A, Class B,
                                   2.773%, 12/10/23 (144A)                                                    98,231
          1,332,604                Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
                                   3.984%, 7/15/30 (144A)                                                  1,333,767
          5,700,000(a)             CBAM, Ltd., Series 2018-5A, Class X, 2.852% (3 Month
                                   USD LIBOR + 55 bps), 4/17/31 (144A)                                     5,699,875
            767,046                CCG Receivables Trust, Series 2016-1, Class A2, 1.69%,
                                   9/14/22 (144A)                                                            763,840
          5,500,000(a)             Cent CLO 21, Ltd., Series 2014-21A, Class XR2, 2.987%
                                   (3 Month USD LIBOR + 65 bps), 7/27/30 (144A)                            5,499,923
            113,730(c)             Centex Home Equity Loan Trust, Series 2003-A,
                                   Class AF6, 3.654%, 3/25/33                                                113,508
         10,645,000(a)             Chase Issuance Trust, Series 2017-A1, Class A, 2.458%
                                   (1 Month USD LIBOR + 30 bps), 1/15/22                                  10,676,723
          4,645,000(a)             Chase Issuance Trust, Series 2017-A2, Class A, 2.558%
                                   (1 Month USD LIBOR + 40 bps), 3/15/24                                   4,676,137
         13,250,000(a)             Chase Issuance Trust, Series 2018-A1, Class A1, 2.358%
                                   (1 Month USD LIBOR + 20 bps), 4/17/23                                  13,268,591
            841,538(a)             Chesapeake Funding II LLC, Series 2016-1A,
                                   Class A2, 3.308% (1 Month USD LIBOR + 115 bps),
                                   3/15/28 (144A)                                                            844,224
          1,133,231(a)             Chesapeake Funding II LLC, Series 2016-2A,
                                   Class A2, 3.158% (1 Month USD LIBOR + 100 bps),
                                   6/15/28 (144A)                                                          1,137,594
          5,007,308(a)             Chesapeake Funding II LLC, Series 2017-2A,
                                   Class A2, 2.608% (1 Month USD LIBOR + 45 bps),
                                   5/15/29 (144A)                                                          5,017,636

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          7,348,287(a)             Chesapeake Funding II LLC, Series 2017-3A,
                                   Class A2, 2.498% (1 Month USD LIBOR + 34 bps),
                                   8/15/29 (144A)                                                  $       7,354,858
         13,010,512(a)             Chesapeake Funding II LLC, Series 2017-4A,
                                   Class A2, 2.498% (1 Month USD LIBOR + 34 bps),
                                   11/15/29 (144A)                                                        13,016,681
          7,000,000(a)             Chesapeake Funding II LLC, Series 2018-1A,
                                   Class A2, 2.608% (1 Month USD LIBOR + 45 bps),
                                   4/15/30 (144A)                                                          7,021,987
          4,500,000(a)             CIFC Funding, Ltd., Series 2013-4A, Class XRR, 2.636%
                                   (3 Month USD LIBOR + 55 bps), 4/27/31 (144A)                            4,499,892
          7,000,000(a)             CIFC Funding, Ltd., Series 2014-2RA, Class X, 2.964%
                                   (3 Month USD LIBOR + 85 bps), 4/24/30 (144A)                            6,999,839
          3,480,062                CIG Auto Receivables Trust, Series 2017-1A, Class A,
                                   2.71%, 5/15/23 (144A)                                                   3,456,315
          5,491,327(a)             CIM Small Business Loan Trust, Series 2018-1A,
                                   Class A, 3.565% (1 Month USD LIBOR + 140 bps),
                                   3/20/43 (144A)                                                          5,491,327
          9,800,000(a)             Citibank Credit Card Issuance Trust, Series 2017-A1,
                                   Class A1, 2.408% (1 Month USD LIBOR +
                                   25 bps), 1/19/21                                                        9,806,340
          4,500,000(a)             Citibank Credit Card Issuance Trust, Series 2017-A4,
                                   Class A4, 2.341% (1 Month USD LIBOR +
                                   22 bps), 4/7/22                                                         4,509,109
         18,445,000(a)             Citibank Credit Card Issuance Trust, Series 2017-A7,
                                   Class A7, 2.503% (1 Month USD LIBOR +
                                   37 bps), 8/8/24                                                        18,479,511
             22,857(a)             Citigroup Mortgage Loan Trust Asset Backed
                                   Pass-Through Certifi, Series 2005-OPT3, Class M2,
                                   2.891% (1 Month USD LIBOR + 68 bps), 5/25/35                               22,857
            136,041(a)             Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                                   Class M2, 3.236% (1 Month USD LIBOR +
                                   102 bps), 11/25/34                                                        136,520
          5,800,000(a)             Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2,
                                   Class A3, 2.436% (1 Month USD LIBOR +
                                   22 bps), 8/25/36                                                        5,760,245
            812,500(a)             Clear Creek CLO, Ltd., Series 2015-1A, Class X, 3.348%
                                   (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                            812,347
          1,278,846(a)             CNH Equipment Trust, Series 2017-B, Class A2B,
                                   2.298% (1 Month USD LIBOR + 14 bps), 11/16/20                           1,279,027
          2,750,000                Colony Starwood Homes Trust, Series 2016-2A,
                                   4.51%, 12/17/18                                                         2,766,400
            454,801(a)             Commonbond Student Loan Trust, Series 2016-B,
                                   Class A2, 3.666% (1 Month USD LIBOR + 145 bps),
                                   10/25/40 (144A)                                                           464,849
          4,140,606(a)             Commonbond Student Loan Trust, Series 2017-AGS,
                                   Class A2, 3.066% (1 Month USD LIBOR + 85 bps),
                                   5/25/41 (144A)                                                          4,176,307

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 25

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          8,245,003(a)             Commonbond Student Loan Trust, Series 2017-BGS,
                                   Class A2, 2.866% (1 Month USD LIBOR + 65 bps),
                                   9/25/42 (144A)                                                  $       8,285,806
          7,360,763(a)             Commonbond Student Loan Trust, Series 2018-AGS,
                                   Class A2, 2.716% (1 Month USD LIBOR + 50 bps),
                                   2/25/44 (144A)                                                          7,371,101
         14,936,717(a)             Commonbond Student Loan Trust, Series 2018-BGS,
                                   Class A2, 2.786% (1 Month USD LIBOR + 57 bps),
                                   9/25/45 (144A)                                                         14,938,474
          1,071,226                Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                                   7/15/20 (144A)                                                          1,071,084
         10,310,000                Conn's Receivables Funding LLC, Series 2017-B,
                                   Class B, 4.52%, 4/15/21 (144A)                                         10,365,427
          4,877,521                Conn's Receivables Funding LLC, Series 2018-A,
                                   Class A, 3.25%, 1/15/23 (144A)                                          4,877,431
          2,190,000                Conn's Receivables Funding LLC, Series 2018-A,
                                   Class B, 4.65%, 1/15/23 (144A)                                          2,193,037
            306,922(a)             Conseco Finance Home Equity Loan Trust, Series
                                   2002-B, Class M2, 4.658% (1 Month USD LIBOR +
                                   250 bps), 5/15/33                                                         302,032
            236,568(a)             Conseco Finance Home Equity Loan Trust, Series
                                   2002-C, Class MV1, 3.658% (1 Month USD LIBOR +
                                   150 bps), 5/15/32                                                         235,460
            266,214(a)             Countrywide Asset-Backed Certificates, Series 2004-8,
                                   Class M1, 3.266% (1 Month USD LIBOR +
                                   105 bps), 1/25/35                                                         267,164
            107,846(a)             Countrywide Asset-Backed Certificates, Series
                                   2004-BC5, Class M3, 3.116% (1 Month USD LIBOR +
                                   90 bps), 10/25/34                                                         107,982
             67,790(a)             Countrywide Asset-Backed Certificates, Series
                                   2004-SD1, Class A1, 2.896% (1 Month USD LIBOR +
                                   68 bps), 6/25/33 (144A)                                                    67,492
             14,493(a)             Countrywide Asset-Backed Certificates, Series
                                   2004-SD1, Class A2, 3.116% (1 Month USD LIBOR +
                                   90 bps), 6/25/33 (144A)                                                    14,461
            337,496(a)             Countrywide Asset-Backed Certificates, Series 2005-9,
                                   Class M1, 2.736% (1 Month USD LIBOR +
                                   52 bps), 1/25/36                                                          337,869
          2,498,639(a)             Countrywide Asset-Backed Certificates, Series 2005-13,
                                   Class 2AV1, 2.446% (1 Month USD LIBOR +
                                   23 bps), 4/25/36                                                        2,497,839
          1,656,429(a)             Countrywide Asset-Backed Certificates, Series
                                   2005-BC1, Class M4, 3.116% (1 Month USD LIBOR +
                                   90 bps), 5/25/35                                                        1,658,178
            562,356(a)             Countrywide Asset-Backed Certificates, Series 2006-3,
                                   Class 2A3, 2.506% (1 Month USD LIBOR +
                                   29 bps), 6/25/36                                                          559,560
            294,049(a)             Countrywide Asset-Backed Certificates, Series 2006-4,
                                   Class 1A1M, 2.476% (1 Month USD LIBOR +
                                   26 bps), 7/25/36                                                          293,509

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          6,104,130(a)             Countrywide Asset-Backed Certificates, Series 2006-4,
                                   Class 2A3, 2.506% (1 Month USD LIBOR +
                                   29 bps), 7/25/36                                                $       5,981,986
          1,915,000                CPS Auto Receivables Trust, Series 2015-A, Class C,
                                   4.0%, 2/16/21 (144A)                                                    1,927,853
            317,857                CPS Auto Receivables Trust, Series 2016-C, Class B,
                                   2.48%, 9/15/20 (144A)                                                     317,551
            785,296                CPS Auto Receivables Trust, Series 2017-C, Class A,
                                   1.78%, 9/15/20 (144A)                                                     783,395
          2,647,176                CPS Auto Receivables Trust, Series 2018-A, Class A,
                                   2.16%, 5/17/21 (144A)                                                   2,637,864
            192,534                CPS Auto Trust, Series 2016-D, Class A, 1.5%,
                                   6/15/20 (144A)                                                            192,328
            367,789                CPS Auto Trust, Series 2017-A, Class A, 1.68%,
                                   8/17/20 (144A)                                                            367,138
          2,569,765                CPS Auto Trust, Series 2017-D, Class A, 1.87%,
                                   3/15/21 (144A)                                                          2,560,011
          2,600,000                Credit Acceptance Auto Loan Trust, Series 2016-2A,
                                   Class C, 4.29%, 11/15/24 (144A)                                         2,619,213
          5,943,020                Credit Suisse ABS Trust, Series 2018-LD1, Class A,
                                   3.42%, 7/25/24 (144A)                                                   5,938,361
          1,947,737(a)             Credit Suisse Seasoned Loan Trust, Series 2006-1,
                                   Class A, 2.456% (1 Month USD LIBOR + 24 bps),
                                   10/25/34 (144A)                                                         1,944,340
            521,447(a)             Credit-Based Asset Servicing & Securitization LLC,
                                   Series 2005-CB3, Class M2, 3.146% (1 Month USD
                                   LIBOR + 93 bps), 5/25/35                                                  523,219
          1,312,302(a)             CSFB Mortgage-Backed Pass-Through Certificates,
                                   Series 2005-AGE1, Class M3, 2.866% (1 Month USD
                                   LIBOR + 65 bps), 2/25/32                                                1,306,734
            451,547(a)             CSMC Trust, Series 2006-CF2, Class M1, 2.686%
                                   (1 Month USD LIBOR + 47 bps), 5/25/36 (144A)                              451,541
            242,939(a)             CSMC Trust, Series 2006-CF3, Class A1, 2.756%
                                   (1 Month USD LIBOR + 54 bps), 10/25/36 (144A)                             242,823
             15,729(a)             CWABS Asset-Backed Certificates Trust, Series 2004-7,
                                   Class MV3, 3.266% (1 Month USD LIBOR +
                                   105 bps), 12/25/34                                                         15,906
          4,569,468(a)             CWABS Asset-Backed Certificates Trust, Series 2004-10,
                                   Class MV3, 3.341% (1 Month USD LIBOR +
                                   113 bps), 12/25/34                                                      4,642,149
            428,782(a)             CWABS Asset-Backed Certificates Trust, Series 2005-17,
                                   Class 3AV2, 2.556% (1 Month USD LIBOR +
                                   34 bps), 5/25/36                                                          427,054
          2,046,779(a)             CWABS Asset-Backed Certificates Trust, Series 2005-AB1,
                                   Class M1, 2.846% (1 Month USD LIBOR +
                                   63 bps), 8/25/35                                                        2,046,142
          1,425,000                Dell Equipment Finance Trust, Series 2016-1, Class D,
                                   3.24%, 7/22/22 (144A)                                                   1,426,307

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 27

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            163,282                Dell Equipment Finance Trust, Series 2017-1, Class A2,
                                   1.86%, 6/24/19 (144A)                                           $         163,187
          3,489,398(a)             Dell Equipment Finance Trust, Series 2017-2,
                                   Class A2B, 2.512% (1 Month USD LIBOR + 30 bps),
                                   2/24/20 (144A)                                                          3,491,638
                195                Delta Funding Home Equity Loan Trust, Series 1997-2,
                                   Class A6, 7.04%, 6/25/27                                                      185
            272,319                Diamond Resorts Owner Trust, Series 2014-1, Class A,
                                   2.54%, 5/20/27 (144A)                                                     272,176
          2,700,000(a)             Discover Card Execution Note Trust, Series 2014-A1,
                                   Class A1, 2.588% (1 Month USD LIBOR +
                                   43 bps), 7/15/21                                                        2,703,461
          1,461,031(a)             DRB Prime Student Loan Trust, Series 2015-D, Class A1,
                                   3.916% (1 Month USD LIBOR + 170 bps),
                                   1/25/40 (144A)                                                          1,489,514
            962,263(a)             DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                                   4.016% (1 Month USD LIBOR + 180 bps),
                                   6/25/40 (144A)                                                            997,785
          2,014,331                DRB Prime Student Loan Trust, Series 2016-B, Class A3,
                                   2.23%, 6/25/36 (144A)                                                   1,993,312
          4,465,160(a)             DRB Prime Student Loan Trust, Series 2017-A, Class A1,
                                   3.066% (1 Month USD LIBOR + 85 bps),
                                   5/27/42 (144A)                                                          4,515,915
          5,997,764                Drive Auto Receivables Trust, Series 2015-CA, Class D,
                                   4.2%, 9/15/21 (144A)                                                    6,038,649
         14,190,000                Drive Auto Receivables Trust, Series 2016-CA, Class C,
                                   3.02%, 11/15/21 (144A)                                                 14,198,331
          2,285,530                Drive Auto Receivables Trust, Series 2017-1, Class B,
                                   2.36%, 3/15/21                                                          2,284,003
            470,828                Drive Auto Receivables Trust, Series 2017-2, Class B,
                                   2.25%, 6/15/21                                                            470,528
            153,959                Drive Auto Receivables Trust, Series 2017-3, Class A3,
                                   1.85%, 4/15/20                                                            153,857
          1,900,000                Drive Auto Receivables Trust, Series 2017-3, Class B,
                                   2.3%, 5/17/21                                                           1,897,102
          5,020,031                Drive Auto Receivables Trust, Series 2018-2, Class A2,
                                   2.64%, 9/15/20                                                          5,020,671
          7,300,000                Drive Auto Receivables Trust, Series 2018-3, Class A2,
                                   2.75%, 10/15/20                                                         7,299,599
          5,090,000                Drive Auto Receivables Trust, Series 2018-4, Class A2A,
                                   2.78%, 10/15/20                                                         5,090,773
            942,049(a)             Drug Royalty II LP 2, Series 2014-1, Class A1, 5.189%
                                   (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                             949,652
          2,324,811                DT Auto Owner Trust, Series 2015-1A, Class D, 4.26%,
                                   2/15/22 (144A)                                                          2,334,128
          1,316,972                DT Auto Owner Trust, Series 2017-1A, Class B, 2.26%,
                                   2/16/21 (144A)                                                          1,316,460

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          6,728,297                DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%,
                                   2/15/21 (144A)                                                  $       6,721,500
          2,019,870                DT Auto Owner Trust, Series 2017-4A, Class A, 1.85%,
                                   8/17/20 (144A)                                                          2,016,268
          5,250,000                DT Auto Owner Trust, Series 2017-4A, Class B, 2.44%,
                                   1/15/21 (144A)                                                          5,233,859
          1,600,000                DT Auto Owner Trust, Series 2017-4A, Class C, 2.86%,
                                   7/17/23 (144A)                                                          1,592,957
            828,236(a)             Earnest Student Loan Program LLC, Series 2016-C,
                                   Class A1, 4.066% (1 Month USD LIBOR + 185 bps),
                                   10/27/36 (144A)                                                           852,238
            746,260(a)             Earnest Student Loan Program LLC, Series 2016-D,
                                   Class A1, 3.616% (1 Month USD LIBOR + 140 bps),
                                   1/25/41 (144A)                                                            752,722
          2,816,452(a)             Earnest Student Loan Program LLC, Series 2017-A,
                                   Class A1, 3.216% (1 Month USD LIBOR + 100 bps),
                                   1/25/41 (144A)                                                          2,846,773
          2,746,840                Engs Commercial Finance Trust, Series 2016-1A,
                                   Class A2, 2.63%, 2/22/22 (144A)                                         2,714,323
          1,493,402                Engs Commercial Finance Trust, Series 2018-1A,
                                   Class A1, 2.97%, 2/22/21 (144A)                                         1,490,816
            758,096                Enterprise Fleet Financing LLC, Series 2016-2,
                                   Class A2, 1.74%, 2/22/22 (144A)                                           755,561
          1,278,291(a)             EquiFirst Mortgage Loan Trust, Series 2004-2,
                                   Class M1, 3.041% (1 Month USD LIBOR +
                                   83 bps), 10/25/34                                                       1,279,411
          3,550,000(a)             Evergreen Credit Card Trust, Series 2016-3, Class A,
                                   2.658% (1 Month USD LIBOR + 50 bps),
                                   11/16/20 (144A)                                                         3,551,923
          4,500,000(a)             Evergreen Credit Card Trust, Series 2017-1, Class A,
                                   2.418% (1 Month USD LIBOR + 26 bps),
                                   10/15/21 (144A)                                                         4,507,162
         12,000,000(a)             Evergreen Credit Card Trust, Series 2018-2, Class A,
                                   2.508% (1 Month USD LIBOR + 35 bps),
                                   7/15/22 (144A)                                                         12,021,455
          2,055,000                Exeter Automobile Receivables Trust, Series 2015-2A,
                                   Class C, 3.9%, 3/15/21 (144A)                                           2,063,480
          3,800,000                Exeter Automobile Receivables Trust, Series 2015-3A,
                                   Class C, 4.83%, 8/16/21 (144A)                                          3,840,382
            476,115                Exeter Automobile Receivables Trust, Series 2017-1A,
                                   Class A, 1.96%, 3/15/21 (144A)                                            475,397
          2,061,872                Exeter Automobile Receivables Trust, Series 2017-2A,
                                   Class A, 2.11%, 6/15/21 (144A)                                          2,058,031
          5,077,183                Exeter Automobile Receivables Trust, Series 2017-3A,
                                   Class A, 2.05%, 12/15/21 (144A)                                         5,053,104
          4,218,669                Exeter Automobile Receivables Trust, Series 2018-1A,
                                   Class A, 2.21%, 5/17/21 (144A)                                          4,209,432
          3,000,000                Exeter Automobile Receivables Trust, Series 2018-1A,
                                   Class B, 2.75%, 4/15/22 (144A)                                          2,981,044

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 29

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          7,568,747                Exeter Automobile Receivables Trust, Series 2018-3A,
                                   Class A, 2.9%, 1/18/22 (144A)                                   $       7,564,360
          3,155,235(a)             FBR Securitization Trust, Series 2005-3, Class AV1,
                                   2.736% (1 Month USD LIBOR + 52 bps), 10/25/35                           3,157,100
             49,757(a)             FBR Securitization Trust, Series 2005-5, Class AV24,
                                   2.956% (1 Month USD LIBOR + 74 bps), 11/25/35                              49,749
          2,657,283(a)             Fieldstone Mortgage Investment Trust, Series 2005-3,
                                   Class 1A, 2.706% (1 Month USD LIBOR +
                                   49 bps), 2/25/36                                                        2,632,532
          1,083,447(a)             Fifth Third Auto Trust, Series 2017-1, Class A2B, 2.308%
                                   (1 Month USD LIBOR + 15 bps), 4/15/20                                   1,083,629
          4,782,629(c)             Finance of America Structured Securities Trust, Series
                                   2017-HB1, Class A, 2.321%, 11/25/27 (144A)                              4,768,281
             70,444(a)             First Franklin Mortgage Loan Trust, Series 2004-FF4,
                                   Class M1, 3.071% (1 Month USD LIBOR +
                                   86 bps), 6/25/34                                                           70,449
          1,607,154(a)             First Franklin Mortgage Loan Trust, Series 2004-FFH2,
                                   Class M1, 2.966% (1 Month USD LIBOR +
                                   75 bps), 6/25/34                                                        1,609,554
         11,166,268(a)             First Franklin Mortgage Loan Trust, Series 2005-FF12,
                                   Class M1, 2.666% (1 Month USD LIBOR +
                                   45 bps), 11/25/36                                                      11,185,090
            468,841(a)             First Franklin Mortgage Loan Trust, Series 2005-FFH2,
                                   Class M2, 3.026% (1 Month USD LIBOR + 81 bps),
                                   4/25/35 (144A)                                                            470,533
            415,355(a)             First Franklin Mortgage Loan Trust, Series 2006-FF1,
                                   Class 1A, 2.436% (1 Month USD LIBOR +
                                   22 bps), 1/25/36                                                          415,481
          1,270,000                First Investors Auto Owner Trust, Series 2014-3A,
                                   Class D, 3.85%, 2/15/22 (144A)                                          1,274,656
            360,815                First Investors Auto Owner Trust, Series 2017-1A,
                                   Class A1, 1.69%, 4/15/21 (144A)                                           359,844
          1,702,876                First Investors Auto Owner Trust, Series 2017-2A,
                                   Class A1, 1.86%, 10/15/21 (144A)                                        1,696,304
          2,200,000(a)             First National Master Note Trust, Series 2017-1,
                                   Class A, 2.558% (1 Month USD LIBOR +
                                   40 bps), 4/18/22                                                        2,202,237
          9,000,000(a)             First National Master Note Trust, Series 2017-2,
                                   Class A, 2.598% (1 Month USD LIBOR +
                                   44 bps), 10/16/23                                                       9,016,339
            627,507                Flagship Credit Auto Trust, Series 2015-2, Class A,
                                   1.98%, 10/15/20 (144A)                                                    627,254
            258,416                Flagship Credit Auto Trust, Series 2015-3, Class A,
                                   2.38%, 10/15/20 (144A)                                                    258,195
             79,397                Flagship Credit Auto Trust, Series 2016-3, Class A2,
                                   2.05%, 11/15/20 (144A)                                                     79,322
            913,280                Flagship Credit Auto Trust, Series 2017-1, Class A,
                                   1.93%, 12/15/21 (144A)                                                    910,875

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          3,287,725                Flagship Credit Auto Trust, Series 2017-2, Class A,
                                   1.85%, 7/15/21 (144A)                                           $       3,271,069
          2,547,846                Flagship Credit Auto Trust, Series 2017-4, Class A,
                                   2.07%, 4/15/22 (144A)                                                   2,526,883
          3,443,420(a)             Ford Credit Auto Lease Trust, Series 2017-B, Class A2B,
                                   2.318% (1 Month USD LIBOR + 16 bps), 6/15/20                            3,444,438
            386,774(a)             Ford Credit Auto Owner Trust, Series 2017-A, Class A2B,
                                   2.278% (1 Month USD LIBOR + 12 bps), 12/15/19                             386,787
          3,172,856(a)             Ford Credit Auto Owner Trust, Series 2017-B, Class A2B,
                                   2.228% (1 Month USD LIBOR + 7 bps), 5/15/20                             3,172,982
          3,826,000(a)             Ford Credit Auto Owner Trust, Series 2017-C, Class A2B,
                                   2.278% (1 Month USD LIBOR + 12 bps), 9/15/20                            3,826,672
          4,000,000(a)             Ford Credit Floorplan Master Owner Trust A, Series
                                   2016-1, Class A2, 3.058% (1 Month USD LIBOR +
                                   90 bps), 2/15/21                                                        4,012,384
          9,000,000(a)             Ford Credit Floorplan Master Owner Trust A, Series
                                   2016-3, Class A2, 2.778% (1 Month USD LIBOR +
                                   62 bps), 7/15/21                                                        9,034,203
          4,925,000(a)             Ford Credit Floorplan Master Owner Trust A, Series
                                   2016-5, Class A2, 2.618% (1 Month USD LIBOR +
                                   46 bps), 11/15/21                                                       4,942,109
          5,910,000(a)             Ford Credit Floorplan Master Owner Trust A, Series
                                   2017-2, Class A2, 2.508% (1 Month USD LIBOR +
                                   35 bps), 9/15/22                                                        5,920,343
          2,638,088                Foursight Capital Automobile Receivables Trust, Series
                                   2016-1, Class A2, 2.87%, 10/15/21 (144A)                                2,633,414
          8,414,390                Foursight Capital Automobile Receivables Trust, Series
                                   2017-1, Class A, 2.37%, 4/15/22 (144A)                                  8,371,448
         10,602,194                FREED ABS Trust, Series 2018-1, Class A, 3.61%,
                                   7/18/24 (144A)                                                         10,585,821
            222,212(a)             Fremont Home Loan Trust, Series 2005-2, Class M2,
                                   2.936% (1 Month USD LIBOR + 72 bps), 6/25/35                              222,488
          5,743,879(a)             Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                                   2.446% (1 Month USD LIBOR + 23 bps), 1/25/36                            5,712,648
          8,725,301(a)             Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                                   2.376% (1 Month USD LIBOR + 16 bps), 2/25/36                            8,568,979
            750,000(a)             Galaxy XXI CLO, Ltd., Series 2015-21A, Class X, 2.848%
                                   (3 Month USD LIBOR + 50 bps), 4/20/31 (144A)                              749,889
          3,498,144(a)             GE-WMC Asset-Backed Pass-Through Certificates,
                                   Series 2005-2, Class A1, 2.441% (1 Month USD
                                   LIBOR + 23 bps), 12/25/35                                               3,501,291
          3,691,519                GLS Auto Receivables Trust, Series 2017-1A, Class A2,
                                   2.67%, 4/15/21 (144A)                                                   3,683,296
          6,383,058                GLS Auto Receivables Trust, Series 2018-1A, Class A,
                                   2.82%, 7/15/22 (144A)                                                   6,357,520
          8,295,075                GLS Auto Receivables Trust, Series 2018-2A, Class A,
                                   3.25%, 4/18/22 (144A)                                                   8,291,477

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 31

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          6,798,555                GM Financial Automobile Leasing Trust, Series 2018-1,
                                   Class A2A, 2.39%, 4/20/20                                       $       6,782,328
          7,032,988(a)             GM Financial Automobile Leasing Trust, Series 2018-1,
                                   Class A2B, 2.365% (1 Month USD LIBOR +
                                   20 bps), 4/20/20                                                        7,037,129
            595,015(a)             GM Financial Consumer Automobile Receivables Trust,
                                   Series 2017-1A, Class A2B, 2.278% (1 Month USD
                                   LIBOR + 12 bps), 3/16/20 (144A)                                           594,941
          6,860,237(a)             GM Financial Consumer Automobile Receivables Trust,
                                   Series 2018-1, Class A2B, 2.248% (1 Month USD
                                   LIBOR + 9 bps), 1/19/21                                                 6,859,614
            340,724(b)             GMAT Trust, Series 2013-1A, Class A, 6.967%,
                                   11/25/43 (144A)                                                           341,013
          2,100,000(a)             GMF Floorplan Owner Revolving Trust, Series 2016-1,
                                   Class A2, 3.008% (1 Month USD LIBOR + 85 bps),
                                   5/17/21 (144A)                                                          2,109,391
          4,700,000(a)             GMF Floorplan Owner Revolving Trust, Series 2017-1,
                                   Class A2, 2.728% (1 Month USD LIBOR + 57 bps),
                                   1/18/22 (144A)                                                          4,717,195
         11,000,000(a)             Golden Credit Card Trust, Series 2014-2A, Class A,
                                   2.608% (1 Month USD LIBOR + 45 bps),
                                   3/15/21 (144A)                                                         11,014,301
          2,200,000(a)             Golden Credit Card Trust, Series 2017-1A, Class A,
                                   2.558% (1 Month USD LIBOR + 40 bps),
                                   2/15/21 (144A)                                                          2,202,038
          2,500,000(a)             Goldentree Loan Management US CLO 3, Ltd.,
                                   Series 2018-3A, Class X, 2.986% (3 Month USD
                                   LIBOR + 55 bps), 4/20/30 (144A)                                         2,499,948
          5,500,000(a)             Gracie Point International Premium Funding, Series
                                   2018-A, Class 1, 3.621% (3 Month USD LIBOR +
                                   130 bps), 3/1/20 (144A)                                                 5,500,000
            328,013(a)             Green Tree Mortgage Loan Trust, Series 2005-HE1,
                                   Class M2, 3.266% (1 Month USD LIBOR + 105 bps),
                                   12/25/32 (144A)                                                           328,398
            637,500(a)             Greywolf CLO II, Ltd., Series 2013-1A, Class X, 3.039%
                                   (3 Month USD LIBOR + 70 bps), 10/15/29 (144A)                             637,494
            142,173(a)             GSAA Home Equity Trust, Series 2004-11, Class 2A1,
                                   2.876% (1 Month USD LIBOR + 66 bps), 12/25/34                             142,795
          1,453,703(a)             GSAA Home Equity Trust, Series 2005-9, Class 2A3,
                                   2.586% (1 Month USD LIBOR + 37 bps), 8/25/35                            1,447,972
             83,908(a)             GSAA Trust, Series 2005-10, Class M3, 2.766%
                                   (1 Month USD LIBOR + 55 bps), 6/25/35                                      83,836
          2,326,263(a)             GSAMP Trust, Series 2004-HE2, Class M1, 3.191%
                                   (1 Month USD LIBOR + 98 bps), 9/25/34                                   2,347,691
                739(a)             GSAMP Trust, Series 2004-SEA2, Class M1, 2.866%
                                   (1 Month USD LIBOR + 65 bps), 3/25/34                                         740
          8,242,248(a)             GSAMP Trust, Series 2005-HE4, Class M2, 2.951%
                                   (1 Month USD LIBOR + 74 bps), 7/25/45                                   8,241,177

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            698,127(a)             GSRPM Mortgage Loan Trust, Series 2003-2, Class M1,
                                   3.566% (1 Month USD LIBOR + 135 bps), 6/25/33                   $         695,286
          1,273,702(a)             GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                                   2.516% (1 Month USD LIBOR + 30 bps),
                                   3/25/35 (144A)                                                          1,265,447
            524,484(a)             GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                                   2.516% (1 Month USD LIBOR + 30 bps),
                                   9/25/36 (144A)                                                            524,212
            608,263                Hero Residual Funding, Series 2016-1R, Class A1,
                                   4.5%, 9/21/42 (144A)                                                      605,222
          3,200,000(a)             Hertz Fleet Lease Funding LP, Series 2015-1, Class C,
                                   3.633% (1 Month USD LIBOR + 150 bps),
                                   7/10/29 (144A)                                                          3,200,434
          2,600,000(a)             Hertz Fleet Lease Funding LP, Series 2015-1, Class E,
                                   4.433% (1 Month USD LIBOR + 230 bps),
                                   7/10/29 (144A)                                                          2,599,931
          2,400,000(a)             Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                                   5.633% (1 Month USD LIBOR + 350 bps),
                                   4/10/30 (144A)                                                          2,406,911
          3,778,849(a)             Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
                                   2.783% (1 Month USD LIBOR + 65 bps),
                                   4/10/31 (144A)                                                          3,783,287
          7,000,000(a)             Hertz Fleet Lease Funding LP, Series 2018-1, Class A1,
                                   2.633% (1 Month USD LIBOR + 50 bps),
                                   5/10/32 (144A)                                                          7,016,286
          2,800,000(a)             Holmes Master Issuer Plc, Series 2018-2A, Class A1,
                                   2.508% (1 Month USD LIBOR + 35 bps),
                                   7/15/19 (144A)                                                          2,800,456
            335,142(a)             Home Equity Asset Trust, Series 2004-8, Class M1,
                                   3.086% (1 Month USD LIBOR + 87 bps), 3/25/35                              337,242
            831,489(a)             Home Equity Mortgage Loan Asset-Backed Trust,
                                   Series 2005-C, Class AII3, 2.586% (1 Month USD
                                   LIBOR + 37 bps), 10/25/35                                                 831,508
            152,905                Honor Automobile Trust Securitization, Series 2016-1A,
                                   Class A, 2.94%, 11/15/19 (144A)                                           152,906
          1,017,221(a)             HSI Asset Securitization Corp. Trust, Series 2006-OPT2,
                                   Class M1, 2.586% (1 Month USD LIBOR +
                                   37 bps), 1/25/36                                                        1,013,732
          4,000,000(a)             Invitation Homes Trust, Series 2018-SFR1, Class B,
                                   3.108% (1 Month USD LIBOR + 95 bps),
                                   3/17/37 (144A)                                                          3,981,570
             82,281(a)             Irwin Whole Loan Home Equity Trust, Series 2003-C,
                                   Class M1, 3.216% (1 Month USD LIBOR +
                                   100 bps), 6/25/28                                                          82,174
          1,185,993(a)             John Deere Owner Trust, Series 2017-B, Class A2B,
                                   2.268% (1 Month USD LIBOR + 11 bps), 4/15/20                            1,185,762
          1,286,836(a)             JP Morgan Mortgage Acquisition Corp., Series
                                   2005-FLD1, Class M4, 3.191% (1 Month USD LIBOR +
                                   98 bps), 7/25/35                                                        1,291,646

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 33

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            913,568(a)             JP Morgan Mortgage Acquisition Trust, Series 2006-CH1,
                                   Class A5, 2.446% (1 Month USD LIBOR +
                                   23 bps), 7/25/36                                                $         912,236
          1,125,000(a)             KKR Financial CLO, Ltd., Series 2013-1A, Class X,
                                   3.239% (3 Month USD LIBOR + 90 bps),
                                   4/15/29 (144A)                                                          1,125,658
         10,745,000(a)             Lake Country Mortgage Loan Trust, Series 2006-HE1,
                                   Class M2, 2.916% (1 Month USD LIBOR + 70 bps),
                                   7/25/34 (144A)                                                         10,720,713
          5,671,540(a)             Laurel Road Prime Student Loan Trust, Series 2017-C,
                                   Class A1, 2.766% (1 Month USD LIBOR + 55 bps),
                                   11/25/42 (144A)                                                         5,671,537
          1,214,108(a)             Lehman XS Trust, Series 2005-4, Class 1A3, 3.016%
                                   (1 Month USD LIBOR + 80 bps), 10/25/35                                  1,201,946
         12,000,000(a)             LoanCore Issuer, Ltd., Series 2018-CRE1, Class A,
                                   3.288% (1 Month USD LIBOR + 113 bps),
                                   5/15/28 (144A)                                                         12,022,646
            524,418(a)             Long Beach Mortgage Loan Trust, Series 2006-WL1,
                                   Class 1A1, 2.676% (1 Month USD LIBOR +
                                   46 bps), 1/25/46                                                          524,515
          2,000,000(a)             Magnetite XV, Ltd., Series 2015-15A, Class X, 2.885%
                                   (3 Month USD LIBOR + 55 bps), 7/25/31 (144A)                            1,999,976
         15,700,000(a)             Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.308%
                                   (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                          15,719,543
          1,161,866                Marlette Funding Trust, Series 2017-1A, Class A,
                                   2.827%, 3/15/24 (144A)                                                  1,161,809
          6,002,965                Marlette Funding Trust, Series 2018-1A, Class A,
                                   2.61%, 3/15/28 (144A)                                                   5,984,795
          5,470,241                Marlette Funding Trust, Series 2018-2A, Class A,
                                   3.06%, 7/17/28 (144A)                                                   5,468,227
         10,234,077                Marlette Funding Trust, Series 2018-3A, Class A,
                                   3.2%, 9/15/28 (144A)                                                   10,232,096
          8,215,831                Marlin Receivables LLC, Series 2018-1A, Class A1,
                                   2.55%, 7/22/19 (144A)                                                   8,216,162
          6,000,000                Marlin Receivables LLC, Series 2018-1A, Class A2,
                                   3.05%, 10/20/20 (144A)                                                  5,996,056
         12,050,000(a)             MBNA Credit Card Master Note Trust, Series 2004-A3,
                                   Class A3, 2.418% (1 Month USD LIBOR +
                                   26 bps), 8/16/21                                                       12,061,228
            360,698(a)             Mercedes-Benz Auto Lease Trust, Series 2017-A,
                                   Class A2B, 2.358% (1 Month USD LIBOR +
                                   20 bps), 8/15/19                                                          360,713
          5,096,272                Mercedes-Benz Auto Lease Trust, Series 2018-A,
                                   Class A2, 2.2%, 4/15/20                                                 5,086,108
            498,572(a)             Merrill Lynch Mortgage Investors Trust, Series
                                   2004-OPT1, Class A1B, 3.076% (1 Month USD
                                   LIBOR + 86 bps), 6/25/35                                                  486,697

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            276,399(a)             Merrill Lynch Mortgage Investors Trust, Series
                                   2005-AR1, Class M1, 2.716% (1 Month USD LIBOR +
                                   50 bps), 6/25/36                                                $         277,334
          7,909,488(b)             MFA Trust, Series 2017-NPL1, Class A1, 3.352%,
                                   11/25/47 (144A)                                                         7,827,397
            113,752(a)             Morgan Stanley ABS Capital I, Inc. Trust, Series
                                   2005-HE3, Class M3, 3.011% (1 Month USD LIBOR +
                                   80 bps), 7/25/35                                                          113,806
            129,425(a)             Morgan Stanley ABS Capital I, Inc. Trust, Series
                                   2005-HE6, Class M1, 2.606% (1 Month USD LIBOR +
                                   39 bps), 11/25/35                                                         129,236
            795,257(a)             Morgan Stanley ABS Capital I, Inc. Trust, Series
                                   2005-WMC1, Class M2, 2.951% (1 Month USD
                                   LIBOR + 74 bps), 1/25/35                                                  794,581
            115,005(a)             Morgan Stanley Home Equity Loan Trust, Series 2005-1,
                                   Class M3, 2.996% (1 Month USD LIBOR +
                                   78 bps), 12/25/34                                                         115,350
            772,349(a)             Morgan Stanley Home Equity Loan Trust, Series 2006-2,
                                   Class A4, 2.496% (1 Month USD LIBOR +
                                   28 bps), 2/25/36                                                          769,647
          3,500,000(a)             Motor Plc, Series 2017-1A, Class A1, 2.746%
                                   (1 Month USD LIBOR + 53 bps), 9/25/24 (144A)                            3,498,688
          3,911,113(a)             National Collegiate Trust, Series 2007-A, Class A,
                                   2.511% (1 Month USD LIBOR + 30 bps),
                                   5/25/31 (144A)                                                          3,841,870
          3,134,086                Nationstar HECM Loan Trust, Series 2017-1A, Class A,
                                   1.968%, 5/25/27 (144A)                                                  3,128,100
          2,429,627(c)             Nationstar HECM Loan Trust, Series 2017-2A, Class A1,
                                   2.038%, 9/25/27 (144A)                                                  2,412,165
          3,803,531(c)             Nationstar HECM Loan Trust, Series 2018-1A, Class A,
                                   2.76%, 2/25/28 (144A)                                                   3,803,531
            625,039(a)             Nationstar Home Equity Loan Trust, Series 2006-B,
                                   Class AV4, 2.496% (1 Month USD LIBOR +
                                   28 bps), 9/25/36                                                          623,270
          4,500,000(a)             Navistar Financial Dealer Note Master Owner Trust II,
                                   Series 2017-1, Class A, 2.996% (1 Month USD
                                   LIBOR + 78 bps), 6/27/22 (144A)                                         4,517,924
          2,700,000(a)             Navistar Financial Dealer Note Master Owner Trust II,
                                   Series 2017-1, Class C, 3.766% (1 Month USD
                                   LIBOR + 155 bps), 6/27/22 (144A)                                        2,709,096
          6,500,000(a)             Navistar Financial Dealer Note Master Owner Trust II,
                                   Series 2018-1, Class A, 2.798% (1 Month USD
                                   LIBOR + 63 bps), 9/25/23 (144A)                                         6,505,100
          1,100,000(a)             Navistar Financial Dealer Note Master Owner Trust II,
                                   Series 2018-1, Class C, 3.218% (1 Month USD
                                   LIBOR + 105 bps), 9/25/23 (144A)                                        1,101,720
            772,193                Navitas Equipment Receivables LLC, Series 2016-1,
                                   Class A2, 2.2%, 6/15/21 (144A)                                            770,009

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 35

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------

                                   Thrifts & Mortgage Finance -- (continued)
          4,600,000                Navitas Equipment Receivables LLC, Series 2016-1,
                                   Class B, 3.22%, 10/15/21 (144A)                                 $       4,557,502
         11,055,471(a)             Nelnet Student Loan Trust, Series 2005-2, Class A5,
                                   2.466% (3 Month USD LIBOR + 10 bps), 3/23/37                           10,977,110
          1,187,500(a)             Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA,
                                   Class X, 2.939% (3 Month USD LIBOR + 60 bps),
                                   1/15/28 (144A)                                                          1,187,489
          2,750,000(a)             Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
                                   Class XR, 0.0% (3 Month USD LIBOR + 90 bps),
                                   10/17/30 (144A)                                                         2,750,000
          7,395,996(a)             New Century Home Equity Loan Trust, Series 2005-1,
                                   Class M1, 2.891% (1 Month USD LIBOR +
                                   68 bps), 3/25/35                                                        7,388,449
            141,267(a)             New Century Home Equity Loan Trust, Series 2005-3,
                                   Class M2, 2.951% (1 Month USD LIBOR +
                                   74 bps), 7/25/35                                                          141,429
            100,000                New Residential Advance Receivables Trust Advance
                                   Receivables Backed Notes, Series 2016-T2, Class AT2,
                                   2.575%, 10/15/49 (144A)                                                    99,145
          6,306,077(a)             Newtek Small Business Loan Trust, Series 2017-1,
                                   Class A, 4.216% (1 Month USD LIBOR + 200 bps),
                                   2/15/43 (144A)                                                          6,298,147
            298,000                NextGear Floorplan Master Owner Trust, Series 2015-2A,
                                   Class A, 2.38%, 10/15/20 (144A)                                           297,975
          7,250,000(a)             NextGear Floorplan Master Owner Trust, Series 2016-1A,
                                   Class A1, 3.858% (1 Month USD LIBOR + 170 bps),
                                   4/15/21 (144A)                                                          7,304,309
          5,000,000(a)             NextGear Floorplan Master Owner Trust, Series 2016-2A,
                                   Class A1, 3.258% (1 Month USD LIBOR + 110 bps),
                                   9/15/21 (144A)                                                          5,039,851
         14,050,000(a)             NextGear Floorplan Master Owner Trust, Series 2017-1A,
                                   Class A1, 3.008% (1 Month USD LIBOR + 85 bps),
                                   4/18/22 (144A)                                                         14,122,946
          5,300,000(a)             NextGear Floorplan Master Owner Trust, Series 2017-2A,
                                   Class A1, 2.838% (1 Month USD LIBOR + 68 bps),
                                   10/17/22 (144A)                                                         5,325,261
          6,943,523(a)             Nissan Auto Lease Trust, Series 2017-B, Class A2B,
                                   2.368% (1 Month USD LIBOR + 21 bps), 12/16/19                           6,946,891
            923,272(a)             Nissan Auto Receivables Owner Trust, Series 2017-A,
                                   Class A2B, 2.218% (1 Month USD LIBOR +
                                   6 bps), 1/15/20                                                           923,287
          6,059,000(a)             Nissan Master Owner Trust Receivables, Series 2017-A,
                                   Class A, 2.468% (1 Month USD LIBOR +
                                   31 bps), 4/15/21                                                        6,064,267
          6,600,000(a)             Nissan Master Owner Trust Receivables, Series 2017-C,
                                   Class A, 2.478% (1 Month USD LIBOR +
                                   32 bps), 10/17/22                                                       6,611,182
            206,195(a)             NovaStar Mortgage Funding Trust, Series 2003-1,
                                   Class A2, 2.996% (1 Month USD LIBOR +
                                   78 bps), 5/25/33                                                          205,619

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          5,927,079(a)             NovaStar Mortgage Funding Trust, Series 2005-1,
                                   Class M4, 3.236% (1 Month USD LIBOR +
                                   102 bps), 6/25/35                                               $       5,931,888
          7,234,917(a)             NovaStar Mortgage Funding Trust, Series 2005-3,
                                   Class M1, 2.891% (1 Month USD LIBOR +
                                   68 bps), 1/25/36                                                        7,217,839
          1,692,644                NYCTL Trust, Series 2017-A, Class A, 1.87%,
                                   11/10/30 (144A)                                                         1,669,846
          7,462,562(b)             Oak Hill Advisors Residential Loan Trust, Series
                                   2017-NPL2, Class A1, 3.0%, 7/25/57 (144A)                               7,340,543
          4,000,000(a)             Octagon Investment Partners XVI, Ltd., Series
                                   2013-1A, Class XR, 2.886% (3 Month USD LIBOR +
                                   55 bps), 7/17/30 (144A)                                                 3,999,792
          5,600,000(a)             Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                                   Class A1R2, 3.335% (3 Month USD LIBOR + 100 bps),
                                   1/25/31 (144A)                                                          5,588,402
          6,093,750(a)             Octagon Investment Partners XXII, Ltd., Series 2014-1A,
                                   Class XRR, 2.997% (3 Month USD LIBOR + 65 bps),
                                   1/22/30 (144A)                                                          6,092,391
          9,250,000                OneMain Financial Issuance Trust, Series 2015-2A,
                                   Class D, 5.64%, 7/18/25 (144A)                                          9,327,897
          6,650,000(a)             OneMain Financial Issuance Trust, Series 2017-1A,
                                   Class A2, 2.934% (1 Month USD LIBOR + 80 bps),
                                   9/14/32 (144A)                                                          6,667,499
            218,420(a)             Option One Mortgage Loan Trust, Series 2005-1,
                                   Class A4, 3.016% (1 Month USD LIBOR +
                                   80 bps), 2/25/35                                                         218,336
          8,000,000(a)             Option One Mortgage Loan Trust, Series 2005-3,
                                   Class M2, 2.951% (1 Month USD LIBOR +
                                   74 bps), 8/25/35                                                        7,997,186
          5,784,286(a)             Option One Mortgage Loan Trust, Series 2006-1,
                                   Class 2A3, 2.406% (1 Month USD LIBOR +
                                   19 bps), 1/25/36                                                        5,773,560
             26,398(b)             Option One Mortgage Loan Trust, Series 2007-FXD2,
                                   Class 2A1, 5.9%, 3/25/37                                                   24,785
          2,666,347(b)             OSAT Trust, Series 2016-NPL1, Class A1, 3.75%,
                                   7/25/56 (144A)                                                          2,695,871
            163,413                Oscar US Funding Trust IV, Series 2016-1A, Class A2A,
                                   2.53%, 7/15/20 (144A)                                                     163,361
             76,900                Oscar US Funding Trust IV, Series 2016-1A, Class A2B,
                                   3.773% (1 Month USD LIBOR + 170 bps),
                                   7/15/20 (144A)                                                             77,069
         10,050,000                OSCAR US Funding Trust IX LLC, Series 2018-2A,
                                   Class A2A, 3.15%, 8/10/21 (144A)                                       10,040,191
            488,584                Oscar US Funding Trust V, Series 2016-2A, Class A2A,
                                   2.31%, 11/15/19 (144A)                                                    488,374
            239,463                Oscar US Funding Trust V, Series 2016-2A, Class A2B,
                                   3.472% (1 Month USD LIBOR + 140 bps),
                                   11/15/19 (144A)                                                           239,749

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 37

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            207,442                Oscar US Funding Trust VI LLC, Series 2017-1A,
                                   Class A2A, 2.3%, 5/11/20 (144A)                                 $         207,190
          1,367,912(a)             Oscar US Funding Trust VI LLC, Series 2017-1A,
                                   Class A2B, 2.933% (1 Month USD LIBOR + 80 bps),
                                   5/11/20 (144A)                                                          1,369,220
          1,757,538(a)             Oscar US Funding Trust VII LLC, Series 2017-2A,
                                   Class A2B, 2.783% (1 Month USD LIBOR + 65 bps),
                                   11/10/20 (144A)                                                         1,759,466
            209,081                Oscar US Funding Trust VIII LLC, Series 2018-1A,
                                   Class A2A, 2.91%, 4/12/21 (144A)                                          208,852
          4,751,850(a)             Oscar US Funding Trust VIII LLC, Series 2018-1A,
                                   Class A2B, 2.623% (1 Month USD LIBOR + 49 bps),
                                   4/12/21 (144A)                                                          4,754,036
            253,856(a)             Ownit Mortgage Loan Trust, Series 2006-3, Class A2C,
                                   2.386% (1 Month USD LIBOR + 17 bps), 3/25/37                              253,815
            144,345                Oxford Finance Funding LLC, Series 2016-1A, Class A,
                                   3.968%, 6/17/24 (144A)                                                    143,391
         13,900,000(a)             Palmer Square CLO, Ltd., Series 2018-3A, Class A1,
                                   3.185% (3 Month USD LIBOR + 85 bps),
                                   8/15/26 (144A)                                                         13,887,087
          5,987,483(a)             Palmer Square Loan Funding, Ltd., Series 2017-1A,
                                   Class A1, 3.079% (3 Month USD LIBOR + 74 bps),
                                   10/15/25 (144A)                                                         5,965,587
         13,705,038(a)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                                   Class A1, 2.939% (3 Month USD LIBOR + 60 bps),
                                   4/15/26 (144A)                                                         13,583,324
          4,250,000(a)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                                   Class A2, 3.389% (3 Month USD LIBOR + 105 bps),
                                   4/15/26 (144A)                                                          4,213,208
          5,500,000(a)             Palmer Square Loan Funding, Ltd., Series 2018-2A,
                                   Class A1, 3.01% (3 Month USD LIBOR + 65 bps),
                                   7/15/26 (144A)                                                          5,456,171
          9,100,000(a)             Palmer Square Loan Funding, Ltd., Series 2018-4A,
                                   Class A1, 0.0% (3 Month USD LIBOR + 90 bps),
                                   11/15/26 (144A)                                                         9,100,000
            165,324(a)             People's Choice Home Loan Securities Trust,
                                   Series 2004-2, Class M1, 3.116% (1 Month USD
                                   LIBOR + 90 bps), 10/25/34                                                 165,595
          4,750,000(a)             PFS Financing Corp., Series 2017-C, Class A, 2.533%
                                   (1 Month USD LIBOR + 47 bps), 10/15/21 (144A)                           4,754,003
          5,750,000(a)             PFS Financing Corp., Series 2017-C, Class B, 2.863%
                                   (1 Month USD LIBOR + 80 bps), 10/15/21 (144A)                           5,750,591
          2,600,000(a)             PFS Financing Corp., Series 2017-AA, Class A, 2.643%
                                   (1 Month USD LIBOR + 58 bps), 3/15/21 (144A)                            2,604,045
          2,000,000(a)             PFS Financing Corp., Series 2017-AA, Class B, 3.013%
                                   (1 Month USD LIBOR + 95 bps), 3/15/21 (144A)                            1,999,040
          6,700,000(a)             PFS Financing Corp., Series 2017-BA, Class A1, 2.663%
                                   (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                            6,721,048

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            301,343(a)             Popular ABS Mortgage Pass-Through Trust, Series
                                   2005-A, Class M1, 2.646% (1 Month USD LIBOR +
                                   43 bps), 6/25/35                                                $         301,356
             32,817(a)             Popular ABS Mortgage Pass-Through Trust, Series
                                   2006-A, Class A4, 2.536% (1 Month USD LIBOR +
                                   32 bps), 2/25/36                                                           32,815
          3,612,741                Prestige Auto Receivables Trust, Series 2015-1,
                                   Class C, 2.4%, 4/15/21 (144A)                                           3,610,502
            110,628                Prestige Auto Receivables Trust, Series 2016-2A,
                                   Class A2, 1.46%, 7/15/20 (144A)                                           110,568
          3,363,901(b)             Pretium Mortgage Credit Partners I LLC, Series
                                   2017-NPL3, Class A1, 3.25%, 6/29/32 (144A)                              3,339,164
          5,839,964(b)             Pretium Mortgage Credit Partners I LLC, Series
                                   2017-NPL4, Class A1, 3.25%, 8/27/32 (144A)                              5,784,957
          2,161,715(b)             PRPM LLC, Series 2017-1A, Class A1, 4.25%,
                                   1/25/22 (144A)                                                          2,160,739
          2,600,000                Purchasing Power Funding LLC, Series 2018-A, Class B,
                                   3.58%, 8/15/22 (144A)                                                   2,592,689
            247,392(a)             Quest Trust, Series 2004-X1, Class A, 2.876% (1 Month
                                   USD LIBOR + 66 bps), 3/25/34 (144A)                                       247,095
            139,673(a)             RAAC Trust, Series 2005-RP3, Class M1, 3.016%
                                   (1 Month USD LIBOR + 80 bps), 5/25/39 (144A)                              139,652
          8,500,000(a)             RAAC Trust, Series 2006-RP1, Class M2, 3.416%
                                   (1 Month USD LIBOR + 120 bps), 10/25/45 (144A)                          8,572,010
            150,748(a)             RAAC Trust, Series 2006-RP2, Class A, 2.466%
                                   (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                              150,701
          1,238,602(a)             RAMP Trust, Series 2005-EFC6, Class M2, 2.861%
                                   (1 Month USD LIBOR + 65 bps), 11/25/35                                  1,241,425
            988,269(a)             RAMP Trust, Series 2005-RS2, Class M3, 2.766%
                                   (1 Month USD LIBOR + 55 bps), 2/25/35                                     989,430
          7,350,000(a)             RAMP Trust, Series 2005-RS7, Class M1, 2.716%
                                   (1 Month USD LIBOR + 50 bps), 7/25/35                                   7,361,234
            278,167(a)             RAMP Trust, Series 2006-EFC2, Class A3, 2.376%
                                   (1 Month USD LIBOR + 16 bps), 12/25/36                                    277,204
             50,056(a)             RAMP Trust, Series 2006-RZ3, Class A3, 2.506%
                                   (1 Month USD LIBOR + 29 bps), 8/25/36                                      49,961
          1,931,669(a)             RASC Trust, Series 2001-KS3, Class AII, 2.676%
                                   (1 Month USD LIBOR + 46 bps), 9/25/31                                   1,913,310
          4,368,129(a)             RASC Trust, Series 2005-EMX3, Class M3, 2.676%
                                   (1 Month USD LIBOR + 46 bps), 9/25/35                                   4,374,823
          1,947,956(a)             RASC Trust, Series 2005-EMX4, Class M2, 2.876%
                                   (1 Month USD LIBOR + 66 bps), 11/25/35                                  1,952,599
          2,050,594(a)             RASC Trust, Series 2005-KS1, Class M1, 2.891%
                                   (1 Month USD LIBOR + 68 bps), 2/25/35                                   2,053,317
          2,321,347(a)             RASC Trust, Series 2005-KS2, Class M1, 2.861%
                                   (1 Month USD LIBOR + 65 bps), 3/25/35                                   2,322,793
          1,476,483(a)             RASC Trust, Series 2005-KS8, Class M3, 2.696%
                                   (1 Month USD LIBOR + 48 bps), 8/25/35                                   1,477,765

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 39

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          1,996,527(a)             RASC Trust, Series 2005-KS10, Class M1, 2.626%
                                   (1 Month USD LIBOR + 41 bps), 11/25/35                          $       1,997,063
            516,242(a)             RASC Trust, Series 2005-KS11, Class M1, 2.616%
                                   (1 Month USD LIBOR + 40 bps), 12/25/35                                    517,013
          2,331,091(b)             RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                                   8/25/22 (144A)                                                          2,317,298
         13,800,000(a)             Ready Capital Mortgage Financing LLC, Series
                                   2018-FL2, Class A, 3.066% (1 Month USD LIBOR +
                                   85 bps), 6/25/35 (144A)                                                13,804,841
          4,350,000(a)             RR 5, Ltd., Series 2018-5A, Class X, 0.0% (3 Month
                                   USD LIBOR + 60 bps), 10/15/31 (144A)                                    4,350,000
            674,622(a)             SACO I Trust, Series 2005-5, Class 2M4, 3.341%
                                   (1 Month USD LIBOR + 113 bps), 5/25/35                                    671,240
             49,647(a)             Salomon Mortgage Loan Trust, Series 2001-CB4,
                                   Class 1A1, 3.116% (1 Month USD LIBOR +
                                   90 bps), 11/25/33                                                          49,683
            313,462                Santander Drive Auto Receivables Trust, Series 2015-3,
                                   Class C, 2.74%, 1/15/21                                                   313,538
          2,000,000                Santander Drive Auto Receivables Trust, Series 2016-1,
                                   Class C, 3.09%, 4/15/22                                                 2,002,730
         16,289,388                Santander Drive Auto Receivables Trust, Series 2016-3,
                                   Class B, 1.89%, 6/15/21                                                16,244,224
          2,865,421                Santander Drive Auto Receivables Trust, Series 2017-2,
                                   Class A3, 1.87%, 12/15/20                                               2,862,624
          5,282,999(a)             Santander Retail Auto Lease Trust, Series 2017-A,
                                   Class A2B, 2.435% (1 Month USD LIBOR + 27 bps),
                                   3/20/20 (144A)                                                          5,282,994
            165,472(a)             SASCO Mortgage Loan Trust, Series 2005-GEL1,
                                   Class M1, 3.041% (1 Month USD LIBOR +
                                   83 bps), 12/25/34                                                         165,161
          6,043,245(a)             Saxon Asset Securities Trust, Series 2006-2, Class A3C,
                                   2.366% (1 Month USD LIBOR + 15 bps), 9/25/36                            6,016,689
          8,395,511                SCF Equipment Leasing LLC, Series 2018-1A, Class A1,
                                   2.81%, 4/20/21 (144A)                                                   8,394,881
            883,555                SCF Equipment Trust LLC, Series 2016-1A, Class A,
                                   3.62%, 11/20/21 (144A)                                                    881,677
             35,000(a)             Securitized Asset Backed Receivables LLC Trust,
                                   Series 2005-OP2, Class M1, 2.646% (1 Month USD
                                   LIBOR + 43 bps), 10/25/35                                                  34,579
          3,754,941(a)             Securitized Term Auto Receivables Trust, Series
                                   2017-2A, Class A2B, 2.265% (1 Month USD LIBOR +
                                   20 bps), 1/27/20 (144A)                                                 3,755,003
             99,162                Sierra Auto Receivables Securitization Trust, Series
                                   2016-1A, Class A, 2.85%, 1/18/22 (144A)                                    99,147
            643,731(c)             Sierra Timeshare Receivables Funding LLC, Series
                                   2014-2A, Class A, 2.05%, 6/20/31 (144A)                                   642,243
          1,243,040                Skopos Auto Receivables Trust, Series 2015-1A,
                                   Class B, 5.43%, 12/15/23 (144A)                                         1,244,006

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          5,285,027                Skopos Auto Receivables Trust, Series 2018-1A,
                                   Class A, 3.19%, 9/15/21 (144A)                                  $       5,280,102
          5,601,539                Sofi Consumer Loan Program LLC, Series 2016-1,
                                   Class A, 3.26%, 8/25/25 (144A)                                          5,591,753
          3,801,523                Sofi Consumer Loan Program LLC, Series 2016-4,
                                   Class A, 3.18%, 11/25/25 (144A)                                         3,793,992
          6,209,091                Sofi Consumer Loan Program LLC, Series 2017-1,
                                   Class A, 3.28%, 1/26/26 (144A)                                          6,200,779
          1,171,956                Sofi Consumer Loan Program LLC, Series 2017-5,
                                   Class A1, 2.14%, 9/25/26 (144A)                                         1,166,233
          2,760,304                Sofi Consumer Loan Program LLC, Series 2017-6,
                                   Class A1, 2.2%, 11/25/26 (144A)                                         2,744,482
          1,601,319                Sofi Consumer Loan Program LLC, Series 2017-F,
                                   Class A1FX, 2.05%, 1/25/41 (144A)                                       1,585,967
          3,908,130                Sofi Consumer Loan Program Trust, Series 2018-1,
                                   Class A1, 2.55%, 2/25/27 (144A)                                         3,890,116
          3,247,241                Sofi Consumer Loan Program Trust, Series 2018-2,
                                   Class A1, 2.93%, 4/26/27 (144A)                                         3,240,333
          6,945,265                Sofi Consumer Loan Program Trust, Series 2018-3,
                                   Class A1, 3.2%, 8/25/27 (144A)                                          6,944,086
            396,245(a)             Sofi Professional Loan Program LLC, Series 2014-A,
                                   Class A1, 3.816% (1 Month USD LIBOR + 160 bps),
                                   6/25/25 (144A)                                                            399,224
          4,295,144(a)             Sofi Professional Loan Program LLC, Series 2014-B,
                                   Class A1, 3.466% (1 Month USD LIBOR + 125 bps),
                                   8/25/32 (144A)                                                          4,332,107
          1,536,621(a)             Sofi Professional Loan Program LLC, Series 2015-B,
                                   Class A1, 3.266% (1 Month USD LIBOR + 105 bps),
                                   4/25/35 (144A)                                                          1,557,082
          1,669,625(a)             Sofi Professional Loan Program LLC, Series 2015-C,
                                   Class A1, 3.266% (1 Month USD LIBOR + 105 bps),
                                   8/27/35 (144A)                                                          1,680,757
          2,652,159(a)             Sofi Professional Loan Program LLC, Series 2016-A,
                                   Class A1, 3.966% (1 Month USD LIBOR + 175 bps),
                                   8/25/36 (144A)                                                          2,734,456
          2,287,538(a)             Sofi Professional Loan Program LLC, Series 2016-B,
                                   Class A1, 3.416% (1 Month USD LIBOR + 120 bps),
                                   6/25/33 (144A)                                                          2,323,168
            296,032(a)             Sofi Professional Loan Program LLC, Series 2016-C,
                                   Class A1, 3.316% (1 Month USD LIBOR + 110 bps),
                                   10/27/36 (144A)                                                           299,985
          1,628,592(a)             Sofi Professional Loan Program LLC, Series 2016-D,
                                   Class A1, 3.166% (1 Month USD LIBOR + 95 bps),
                                   1/25/39 (144A)                                                          1,637,646
          5,095,741(a)             Sofi Professional Loan Program LLC, Series 2016-E,
                                   Class A1, 3.066% (1 Month USD LIBOR + 85 bps),
                                   7/25/39 (144A)                                                          5,119,240

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 41

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          1,183,847(a)             Sofi Professional Loan Program LLC, Series 2017-A,
                                   Class A1, 2.916% (1 Month USD LIBOR + 70 bps),
                                   3/26/40 (144A)                                                  $       1,187,118
            961,836                Sofi Professional Loan Program LLC, Series 2017-B,
                                   Class A1FX, 1.83%, 5/25/40 (144A)                                         955,851
          1,354,495(a)             Sofi Professional Loan Program LLC, Series 2017-C,
                                   Class A1, 2.816% (1 Month USD LIBOR + 60 bps),
                                   7/25/40 (144A)                                                          1,356,998
          1,946,965                Sofi Professional Loan Program LLC, Series 2017-D,
                                   Class A1FX, 1.72%, 9/25/40 (144A)                                       1,933,971
          3,826,873(a)             Sofi Professional Loan Program LLC, Series 2017-E,
                                   Class A1, 2.716% (1 Month USD LIBOR + 50 bps),
                                   11/26/40 (144A)                                                         3,835,887
          4,427,070(a)             Sofi Professional Loan Program LLC, Series 2018-A,
                                   Class A1, 2.566% (1 Month USD LIBOR + 35 bps),
                                   2/25/42 (144A)                                                          4,427,546
          3,054,802                Sofi Professional Loan Program LLC, Series 2018-A,
                                   Class A2A, 2.39%, 2/25/42 (144A)                                        3,027,427
          7,540,434                Sofi Professional Loan Program Trust, Series 2018-B,
                                   Class A1FX, 2.64%, 8/25/47 (144A)                                       7,496,511
          4,723,406(a)             Specialty Underwriting & Residential Finance Trust,
                                   Series 2006-BC1, Class A2D, 2.516% (1 Month USD
                                   LIBOR + 30 bps), 12/25/36                                               4,728,664
          4,700,000                SPS Servicer Advance Receivables Trust Advance
                                   Receivables Backed Notes, Series 2016-T1, Class AT1,
                                   2.53%, 11/16/48 (144A)                                                  4,703,422
          1,285,000                SPS Servicer Advance Receivables Trust Advance
                                   Receivables Backed Notes, Series 2016-T1, Class CT1,
                                   3.32%, 11/16/48 (144A)                                                  1,283,435
          4,500,000(a)             Starwood Waypoint Homes Trust, Series 2017-1,
                                   Class E, 4.758% (1 Month USD LIBOR + 260 bps),
                                   1/17/35 (144A)                                                          4,517,442
          4,812,500(a)             Stewart Park CLO, Ltd., Series 2015-1A, Class X, 2.939%
                                   (3 Month USD LIBOR + 60 bps), 1/15/30 (144A)                            4,812,457
          2,487,582(a)             Structured Asset Investment Loan Trust, Series
                                   2003-BC1, Class A1, 2.976% (1 Month USD LIBOR +
                                   76 bps), 1/25/33                                                        2,486,173
          2,485,095(a)             Structured Asset Investment Loan Trust, Series
                                   2004-10, Class A4, 3.216% (1 Month USD LIBOR +
                                   100 bps), 11/25/34                                                      2,492,038
            210,884(a)             Structured Asset Investment Loan Trust, Series
                                   2004-10, Class A7, 3.276% (1 Month USD LIBOR +
                                   106 bps), 11/25/34                                                        212,255
            485,506(a)             Structured Asset Investment Loan Trust, Series
                                   2005-HE1, Class M1, 2.686% (1 Month USD LIBOR +
                                   47 bps), 7/25/35                                                          485,809
          4,571,655(a)             Structured Asset Investment Loan Trust, Series
                                   2005-HE3, Class M1, 2.936% (1 Month USD LIBOR +
                                   72 bps), 9/25/35                                                        4,553,827

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            100,000(a)             Structured Asset Securities Corp. Mortgage Loan Trust,
                                   Series 2005-NC2, Class M4, 2.686% (1 Month USD
                                   LIBOR + 47 bps), 5/25/35                                        $          99,789
            323,123(a)             Structured Asset Securities Corp. Mortgage Loan Trust,
                                   Series 2006-EQ1A, Class A4, 2.366% (1 Month USD
                                   LIBOR + 15 bps), 7/25/36 (144A)                                           322,874
          4,871,915(a)             Structured Asset Securities Corp. Mortgage Loan Trust,
                                   Series 2006-OPT1, Class A1, 2.396% (1 Month USD
                                   LIBOR + 18 bps), 4/25/36                                                4,792,991
          2,898,633(a)             Structured Asset Securities Corp. Mortgage Loan Trust,
                                   Series 2007-TC1, Class A, 2.516% (1 Month USD
                                   LIBOR + 30 bps), 4/25/31 (144A)                                         2,889,636
            691,861(a)             Structured Asset Securities Corp. Mortgage Pass-Through
                                   Ctfs, Series 2003-BC2, Class M1, 3.716% (1 Month
                                   USD LIBOR + 150 bps), 2/25/33                                             698,656
          2,119,355(a)             Structured Asset Securities Corp. Trust, Series
                                   2005-AR1, Class M1, 2.646% (1 Month USD LIBOR +
                                   43 bps), 9/25/35                                                        2,123,080
          1,332,930(a)             Structured Asset Securities Corp. Trust, Series
                                   2005-WF1, Class A3, 2.876% (1 Month USD LIBOR +
                                   66 bps), 2/25/35                                                        1,334,953
          2,000,000(a)             Symphony CLO XIX, Ltd., Series 2018-19A, Class X,
                                   2.845% (3 Month USD LIBOR + 50 bps),
                                   4/16/31 (144A)                                                          1,999,962
          1,045,777                Tax Ease Funding LLC, Series 2016-1A, Class A,
                                   3.131%, 6/15/28 (144A)                                                  1,042,898
          2,351,116                TCF Auto Receivables Owner Trust, Series 2016-PT1A,
                                   Class A, 1.93%, 6/15/22 (144A)                                          2,327,371
          1,932,759(a)             Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.596%
                                   (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                            1,940,143
          7,056,829(a)             Terwin Mortgage Trust, Series 2006-3, Class 1A2, 2.446%
                                   (1 Month USD LIBOR + 23 bps), 4/25/37 (144A)                            7,038,729
            225,445                Tidewater Auto Receivables Trust, Series 2018-AA,
                                   Class A1, 2.5%, 5/15/19 (144A)                                            225,447
          5,200,000                Tidewater Auto Receivables Trust, Series 2018-AA,
                                   Class A2, 3.12%, 7/15/22 (144A)                                         5,193,706
          3,200,000                Tidewater Sales Finance Master Trust, Series 2017-AA,
                                   Class A, 4.55%, 4/15/21 (144A)                                          3,198,038
          4,111,983                TLF National Tax Lien Trust, Series 2017-1A, Class A,
                                   3.09%, 12/15/29 (144A)                                                  4,101,144
         20,862,025(a)             Towd Point Asset Trust, Series 2018-SL1, Class A, 2.816%
                                   (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)                           20,755,351
          6,202,492(c)             Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                                   2.75%, 11/25/60 (144A)                                                  6,110,171
          1,073,279(c)             Towd Point Mortgage Trust, Series 2015-4, Class A1,
                                   3.5%, 4/25/55 (144A)                                                    1,069,226
          2,961,136(c)             Towd Point Mortgage Trust, Series 2016-1, Class A1,
                                   3.5%, 2/25/55 (144A)                                                    2,950,980

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 43

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          7,288,986(a)             Towd Point Mortgage Trust, Series 2017-5, Class A1,
                                   2.816% (1 Month USD LIBOR + 60 bps),
                                   2/25/57 (144A)                                                  $       7,295,519
          4,581,901(c)             Towd Point Mortgage Trust, Series 2017-5, Class XA,
                                   3.5%, 2/25/57 (144A)                                                    4,526,512
            236,824(a)             Toyota Auto Receivables Owner Trust, Series 2017-A,
                                   Class A2B, 2.228% (1 Month USD LIBOR +
                                   7 bps), 9/16/19                                                           236,828
          4,033,595(a)             Toyota Auto Receivables Owner Trust, Series 2017-C,
                                   Class A2B, 2.238% (1 Month USD LIBOR +
                                   8 bps), 7/15/20                                                         4,032,986
          8,000,000(a)             Trafigura Securitisation Finance Plc, Series 2017-1A,
                                   Class A1, 3.008% (1 Month USD LIBOR + 85 bps),
                                   12/15/20 (144A)                                                         8,020,000
          2,000,000(a)             Trafigura Securitisation Finance Plc, Series 2017-1A,
                                   Class B, 3.858% (1 Month USD LIBOR + 170 bps),
                                   12/15/20 (144A)                                                         2,017,500
         13,750,000(a)             Trafigura Securitisation Finance Plc, Series 2018-1A,
                                   Class A1, 2.948% (1 Month USD LIBOR + 73 bps),
                                   3/15/22 (144A)                                                         13,750,000
          2,500,000                Trafigura Securitisation Finance Plc, Series 2018-1A,
                                   Class B, 4.29%, 3/15/22 (144A)                                          2,499,835
            662,142(a)             Truman Capital Mortgage Loan Trust, Series 2004-1,
                                   Class M2, 4.766% (1 Month USD LIBOR + 255 bps),
                                   1/25/34 (144A)                                                            662,995
          2,943,187                United Auto Credit Securitization Trust, Series 2016-2,
                                   Class D, 3.58%, 12/10/21 (144A)                                         2,947,249
          6,500,000                United Auto Credit Securitization Trust, Series 2016-2,
                                   Class E, 5.5%, 1/10/23 (144A)                                           6,545,261
          2,867,284                United Auto Credit Securitization Trust, Series 2017-1,
                                   Class B, 2.4%, 11/12/19 (144A)                                          2,865,661
          4,260,000                United Auto Credit Securitization Trust, Series 2017-1,
                                   Class C, 2.71%, 1/10/22 (144A)                                          4,255,730
          3,519,233                United Auto Credit Securitization Trust, Series 2018-1,
                                   Class A, 2.26%, 4/10/20 (144A)                                          3,514,742
          8,750,000                United Auto Credit Securitization Trust, Series 2018-1,
                                   Class B, 2.76%, 10/13/20 (144A)                                         8,730,486
          2,124,144                Upstart Securitization Trust, Series 2017-1, Class A,
                                   2.639%, 6/20/24 (144A)                                                  2,120,892
          7,548,946                Upstart Securitization Trust, Series 2017-2, Class A,
                                   2.508%, 3/20/25 (144A)                                                  7,529,613
          5,156,146                Upstart Securitization Trust, Series 2018-1, Class A,
                                   3.015%, 8/20/25 (144A)                                                  5,155,139
          6,450,000                Upstart Securitization Trust, Series 2018-1, Class B,
                                   3.887%, 8/20/25 (144A)                                                  6,428,318
          7,500,000                Upstart Securitization Trust, Series 2018-2, Class A,
                                   3.33%, 12/22/25 (144A)                                                  7,501,266
          4,311,290(b)             US Residential Opportunity Fund IV Trust, Series
                                   2017-1III, Class A, 3.352%, 11/27/37 (144A)                             4,273,661

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            250,000(a)             Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
                                   3.083% (3 Month USD LIBOR + 75 bps),
                                   7/19/31 (144A)                                                  $         248,750
         12,876,372                Verizon Owner Trust, Series 2016-1A, Class A, 1.42%,
                                   1/20/21 (144A)                                                         12,815,771
          4,500,000(a)             Verizon Owner Trust, Series 2017-3A, Class A1B, 2.435%
                                   (1 Month USD LIBOR + 27 bps), 4/20/22 (144A)                            4,500,003
          2,704,728                Veros Automobile Receivables Trust, Series 2017-1,
                                   Class A, 2.84%, 4/17/23 (144A)                                          2,694,533
          1,788,325(b)             VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%,
                                   6/25/47 (144A)                                                          1,776,427
          5,177,964(b)             VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.0%,
                                   10/25/47 (144A)                                                         5,119,977
            850,000(a)             Volvo Financial Equipment Master Owner Trust, Series
                                   2017-A, Class A, 2.563% (1 Month USD LIBOR +
                                   50 bps), 11/15/22 (144A)                                                  852,290
         11,250,000(a)             Volvo Financial Equipment Master Owner Trust, Series
                                   2018-A, Class A, 2.678% (1 Month USD LIBOR +
                                   52 bps), 7/17/23 (144A)                                                11,286,900
            646,283(a)             Wells Fargo Home Equity Asset-Backed Securities Trust,
                                   Series 2006-2, Class A4, 2.466% (1 Month USD
                                   LIBOR + 25 bps), 7/25/36                                                  645,106
            298,344                Westgate Resorts LLC, Series 2016-1A, Class A, 3.5%,
                                   12/20/28 (144A)                                                           296,901
          5,730,571                Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                                   12/20/30 (144A)                                                         5,677,440
          5,872,232                Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
                                   12/20/31 (144A)                                                         5,821,580
          8,455,000                Westlake Automobile Receivables Trust, Series 2016-1A,
                                   Class D, 4.55%, 9/15/21 (144A)                                          8,519,697
          2,770,000                Westlake Automobile Receivables Trust, Series 2016-1A,
                                   Class E, 6.52%, 6/15/22 (144A)                                          2,814,876
          6,770,000                Westlake Automobile Receivables Trust, Series 2016-2A,
                                   Class E, 6.41%, 5/15/23 (144A)                                          6,910,446
            420,780                Westlake Automobile Receivables Trust, Series 2017-1A,
                                   Class A2, 1.78%, 4/15/20 (144A)                                           420,550
          2,968,062(a)             Westlake Automobile Receivables Trust, Series 2017-2A,
                                   Class A2B, 2.508% (1 Month USD LIBOR + 35 bps),
                                   7/15/20 (144A)                                                          2,968,582
          7,848,603(a)             Westlake Automobile Receivables Trust, Series 2018-1A,
                                   Class A2B, 2.408% (1 Month USD LIBOR + 25 bps),
                                   12/15/20 (144A)                                                         7,850,163
          4,510,000                Westlake Automobile Receivables Trust, Series 2018-1A,
                                   Class B, 2.67%, 5/17/21 (144A)                                          4,485,642
         11,000,000(a)             Westlake Automobile Receivables Trust, Series 2018-2A,
                                   Class A2B, 2.488% (1 Month USD LIBOR + 33 bps),
                                   9/15/21 (144A)                                                         11,004,162
          7,248,841                Wheels SPV 2 LLC, Series 2018-1A, Class A1, 2.55%,
                                   7/20/19 (144A)                                                          7,249,163

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 45

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
             13,830(a)             Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
                                   2.496% (1 Month USD LIBOR + 28 bps), 5/25/28                    $          13,660
          1,654,175(a)             World Omni Auto Receivables Trust, Series 2017-A,
                                   Class A2B, 2.298% (1 Month USD LIBOR +
                                   14 bps), 8/17/20                                                        1,654,312
          7,913,874(a)             World Omni Auto Receivables Trust, Series 2017-B,
                                   Class A2B, 2.258% (1 Month USD LIBOR +
                                   10 bps), 2/16/21                                                        7,911,960
          6,500,921                World Omni Auto Receivables Trust, Series 2018-A,
                                   Class A2, 2.19%, 5/17/21                                                6,481,189
                                                                                                   -----------------
                                   Total Banks                                                     $   1,802,690,458
--------------------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.0%+
                                   Hotels, Resorts & Cruise Lines -- 0.0%+
            486,417                Westgate Resorts LLC, Series 2014-1A, Class A,
                                   2.15%, 12/20/26 (144A)                                          $         484,958
          2,271,358                Westgate Resorts LLC, Series 2014-1A, Class C,
                                   5.5%, 12/20/26 (144A)                                                   2,275,509
                                                                                                   -----------------
                                   Total Consumer Services                                         $       2,760,467
--------------------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 1.0%
                                   Consumer Finance -- 0.9%
          2,770,000(a)             American Express Credit Account Master Trust,
                                   Series 2013-2, Class A, 2.578% (1 Month USD
                                   LIBOR + 42 bps), 5/17/21                                        $       2,770,361
          6,655,000(a)             American Express Credit Account Master Trust, Series
                                   2014-1, Class A, 2.528% (1 Month USD LIBOR +
                                   37 bps), 12/15/21                                                       6,667,905
          3,025,000(a)             Capital One Multi-Asset Execution Trust, Series
                                   2014-A4, Class A4, 2.518% (1 Month USD LIBOR +
                                   36 bps), 6/15/22                                                        3,032,564
         11,543,000(a)             Capital One Multi-Asset Execution Trust, Series
                                   2016-A1, Class A1, 2.608% (1 Month USD LIBOR +
                                   45 bps), 2/15/22                                                       11,568,633
          4,045,000(a)             Chase Issuance Trust, Series 2014-A5, Class A5,
                                   2.528% (1 Month USD LIBOR + 37 bps), 4/15/21                            4,051,876
         16,545,000(a)             Chase Issuance Trust, Series 2016-A1, Class A,
                                   2.568% (1 Month USD LIBOR + 41 bps), 5/15/21                           16,583,077
          1,450,000                First Investors Auto Owner Trust, Series 2015-1A,
                                   Class D, 3.59%, 1/18/22 (144A)                                          1,449,336
                                                                                                   -----------------
                                                                                                   $      46,123,752
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Capital Markets -- 0.1%
          4,043,625(a)             Carlyle Global Market Strategies CLO, Ltd., Series
                                   2013-2A, Class YR, 2.833% (3 Month USD LIBOR +
                                   50 bps), 1/18/29 (144A)                                         $       4,042,489
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.0%+
          1,303,244(a)             321 Henderson Receivables I LLC, Series 2006-2A,
                                   Class A1, 2.358% (1 Month USD LIBOR + 20 bps),
                                   6/15/41 (144A)                                                  $       1,276,585
            375,679(a)             Mastr Specialized Loan Trust, Series 2006-1, Class A,
                                   2.516% (1 Month USD LIBOR + 30 bps),
                                   1/25/36 (144A)                                                            375,525
                                                                                                   -----------------
                                                                                                   $       1,652,110
                                                                                                   -----------------
                                   Total Diversified Financials                                    $      51,818,351
--------------------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.1%
                                   Oil & Gas Exploration & Production -- 0.1%
          1,537,031                AXIS Equipment Finance Receivables IV LLC, Series
                                   2016-1A, Class A, 2.21%, 11/20/21 (144A)                        $       1,528,435
          3,055,650(a)             GM Financial Consumer Automobile Receivables Trust,
                                   Series 2017-2A, Class A2B, 2.308% (1 Month USD
                                   LIBOR + 15 bps), 5/18/20 (144A)                                         3,056,107
          1,628,248                Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%,
                                   4/20/26 (144A)                                                          1,614,455
                                                                                                   -----------------
                                   Total Energy                                                    $       6,198,997
--------------------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                   Health Care Distributors -- 0.2%
         12,300,000(a)             Verizon Owner Trust, Series 2018-1A, Class A1B,
                                   2.425% (1 Month USD LIBOR + 26 bps),
                                   9/20/22 (144A)                                                  $      12,306,772
--------------------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.1%
          3,697,442(a)             Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.839%
                                   (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                   $       3,712,643
                                                                                                   -----------------
                                   Total Health Care Equipment & Services                          $      16,019,415
--------------------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.2%
                                   Property & Casualty Insurance -- 0.2%
          9,300,000(a)             Master Credit Card Trust II, Series 2018-3A, Class A,
                                   2.522% (1 Month USD LIBOR + 34 bps),
                                   1/21/22 (144A)                                                  $       9,297,210
                                                                                                   -----------------
                                   Total Insurance                                                 $       9,297,210
--------------------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.5%
                                   Steel -- 0.5%
          2,116,523(a)             Aegis Asset Backed Securities Trust Mortgage
                                   Pass-Through Ctfs, Series 2004-3, Class M1, 3.116%
                                   (1 Month USD LIBOR + 90 bps), 9/25/34                           $       2,138,370
            958,512(a)             First NLC Trust, Series 2005-2, Class M1, 2.696%
                                   (1 Month USD LIBOR + 48 bps), 9/25/35                                     962,109
          4,194,329(a)             Home Equity Asset Trust, Series 2005-3, Class M4,
                                   2.856% (1 Month USD LIBOR + 64 bps), 8/25/35                            4,236,153
          4,329,541(a)             Home Equity Asset Trust, Series 2005-6, Class M2,
                                   2.706% (1 Month USD LIBOR + 49 bps), 12/25/35                           4,341,540

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 47

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Steel -- (continued)
            157,407(a)             Home Equity Asset Trust, Series 2005-7, Class M1,
                                   2.666% (1 Month USD LIBOR + 45 bps), 1/25/36                    $         157,955
             39,018(a)             Mastr Asset Backed Securities Trust, Series 2005-WMC1,
                                   Class M3, 2.936% (1 Month USD LIBOR +
                                   72 bps), 3/25/35                                                           39,212
          7,067,618(a)             New Century Home Equity Loan Trust, Series 2005-2,
                                   Class M2, 2.891% (1 Month USD LIBOR +
                                   68 bps), 6/25/35                                                        7,072,330
            756,246(a)             Option One Mortgage Loan Trust, Series 2005-1,
                                   Class A1B, 2.876% (1 Month USD LIBOR +
                                   66 bps), 2/25/35                                                          755,335
          3,613,592(a)             Option One Mortgage Loan Trust, Series 2005-4,
                                   Class M1, 2.656% (1 Month USD LIBOR +
                                   44 bps), 11/25/35                                                       3,612,211
          1,953,553(a)             RASC Trust, Series 2005-KS7, Class M4, 3.086%
                                   (1 Month USD LIBOR + 87 bps), 8/25/35                                   1,962,692
          1,422,143(a)             Wells Fargo Home Equity Asset-Backed Securities Trust,
                                   Series 2005-3, Class M3, 2.906% (1 Month USD
                                   LIBOR + 69 bps), 11/25/35                                               1,423,535
                                                                                                   -----------------
                                   Total Materials                                                 $      26,701,442
--------------------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.0%+
                                   Diversified Real Estate Activities -- 0.0%+
          2,426,507(a)             HSI Asset Securitization Corp. Trust, Series 2006-OPT1,
                                   Class 2A4, 2.516% (1 Month USD LIBOR +
                                   30 bps), 12/25/35                                               $       2,420,531
--------------------------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.0%+
             93,406(c)             Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                                   2.07%, 11/25/26 (144A)                                          $          91,798
                                                                                                   -----------------
                                   Total Real Estate                                               $       2,512,329
--------------------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Trucking -- 0.1%
          3,600,000(a)             Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                                   5.483% (1 Month USD LIBOR + 335 bps),
                                   4/10/30 (144A)                                                  $       3,644,889
                                                                                                   -----------------
                                   Total Transportation                                            $       3,644,889
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $1,922,714,924)                                           $   1,921,643,558
--------------------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 24.2% of Net Assets
                                   BANKS -- 20.8%
                                   Diversified Banks -- 0.0%+
          1,750,000(a)             Bancorp Commercial Mortgage Trust, Series 2016-CRE1,
                                   Class B, 4.813% (1 Month USD LIBOR + 275 bps),
                                   11/15/33 (144A)                                                 $       1,752,308
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 20.8%
         11,500,000(a)             280 Park Avenue Mortgage Trust, Series 2017-280P,
                                   Class C, 3.408% (1 Month USD LIBOR + 125 bps),
                                   9/15/34 (144A)                                                  $      11,514,373
         10,247,208(a)             A10 Term Asset Financing LLC, Series 2017-1A,
                                   Class A1FL, 3.008% (1 Month USD LIBOR + 85 bps),
                                   3/15/36 (144A)                                                         10,254,985
            897,444(c)             Agate Bay Mortgage Trust, Series 2014-3, Class A4,
                                   3.0%, 11/25/44 (144A)                                                     892,412
            592,329(a)             Alternative Loan Trust, Series 2004-6CB, Class A,
                                   2.796% (1 Month USD LIBOR + 58 bps), 5/25/34                              591,624
             30,715(a)             Alternative Loan Trust, Series 2004-J13, Class M1,
                                   3.116% (1 Month USD LIBOR + 90 bps), 2/25/35                               30,709
          3,300,000(a)             AMSR Trust, Series 2016-SFR1, Class C, 4.408%
                                   (1 Month USD LIBOR + 225 bps), 11/17/33 (144A)                          3,304,832
          9,890,000(a)             Arbor Realty Commercial Real Estate Notes, Ltd.,
                                   Series 2017-FL1, Class A, 3.458% (1 Month USD
                                   LIBOR + 130 bps), 4/15/27 (144A)                                        9,927,174
          8,213,000(a)             BAMLL Commercial Mortgage Securities Trust, Series
                                   2014-FL1, Class B, 4.577% (1 Month USD LIBOR +
                                   220 bps), 12/15/31 (144A)                                               8,229,297
             50,423(a)             Banc of America Funding Trust, Series 2005-A,
                                   Class 5A2, 2.475% (1 Month USD LIBOR +
                                   31 bps), 2/20/35                                                           50,513
          2,507,430(a)             Banc of America Funding Trust, Series 2005-C,
                                   Class A2, 2.415% (1 Month USD LIBOR +
                                   25 bps), 5/20/35                                                        2,494,041
            106,169(c)             Banc of America Mortgage Trust, Series 2004-I,
                                   Class 1A1, 3.81%, 10/25/34                                                106,313
          4,552,681(a)             Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                                   Class A, 2.981% (1 Month USD LIBOR + 85 bps),
                                   8/15/32 (144A)                                                          4,547,917
          4,500,000(a)             Bancorp Commercial Mortgage Trust, Series 2018-CRE4,
                                   Class A, 3.07% (1 Month USD LIBOR + 90 bps),
                                   9/15/35 (144A)                                                          4,500,000
          5,806,779                BCC Funding XIV LLC, Series 2018-1A, Class A1, 2.2%,
                                   2/20/19 (144A)                                                          5,804,907
         13,500,000(a)             BDS, Series 2018-FL2, Class A, 3.108% (1 Month USD
                                   LIBOR + 95 bps), 8/15/35 (144A)                                        13,537,951
          1,446,225(a)             Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                                   2.816% (1 Month USD LIBOR + 60 bps), 6/25/34                            1,442,483
            142,997(a)             Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2,
                                   3.056% (1 Month USD LIBOR + 84 bps), 11/25/34                             142,711
          3,623,423(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                                   2.916% (1 Month USD LIBOR + 70 bps), 1/25/35                            3,634,356
          1,386,688(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                                   3.056% (1 Month USD LIBOR + 84 bps), 1/25/35                            1,383,398
          1,927,994(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
                                   2.916% (1 Month USD LIBOR + 70 bps), 1/25/35                            1,927,440

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 49

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            951,043(a)             Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                                   3.056% (1 Month USD LIBOR + 84 bps), 1/25/35                    $         950,571
            352,795(a)             Bear Stearns ALT-A Trust, Series 2004-13, Class A1,
                                   2.956% (1 Month USD LIBOR + 74 bps), 11/25/34                             352,884
            431,171(a)             Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1,
                                   2.716% (1 Month USD LIBOR + 50 bps), 3/25/35                              431,134
          8,416,223(a)             Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                                   2.756% (1 Month USD LIBOR + 54 bps), 8/25/35                            8,410,657
            147,043(c)             Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                                   Class 3B1, 4.124%, 6/25/30                                                150,773
          6,703,516(a)             Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.916%
                                   (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                          6,747,661
          9,100,000(a)             Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
                                   3.816% (1 Month USD LIBOR + 160 bps),
                                   4/25/28 (144A)                                                          9,145,621
         17,540,000(a)             Bellemeade Re, Ltd., Series 2018-2A, Class M1A,
                                   3.166% (1 Month USD LIBOR + 95 bps),
                                   8/25/28 (144A)                                                         17,562,988
          2,285,214(a)             BSPRT Issuer, Ltd., Series 2017-FL2, Class A, 2.978%
                                   (1 Month USD LIBOR + 82 bps), 10/15/34 (144A)                           2,283,779
         19,427,000(a)             BSPRT Issuer, Ltd., Series 2018-FL4, Class A, 0.0%
                                   (1 Month USD LIBOR + 105 bps), 9/15/35 (144A)                          19,439,115
          5,700,000(a)             BTH-20 Mortgage-Backed Securities Trust, Series
                                   2018-20, Class A, 4.665% (1 Month USD LIBOR +
                                   250 bps), 9/24/20 (144A)                                                5,705,371
          6,330,613(a)             BX Trust, Series 2017-APPL, Class B, 3.308% (1 Month
                                   USD LIBOR + 115 bps), 7/15/34 (144A)                                    6,334,562
         11,800,000(a)             BX Trust, Series 2017-IMC, Class B, 3.558% (1 Month
                                   USD LIBOR + 140 bps), 10/15/32 (144A)                                  11,803,706
          7,013,053(a)             BX Trust, Series 2017-SLCT, Class B, 3.358% (1 Month
                                   USD LIBOR + 120 bps), 7/15/34 (144A)                                    7,030,591
          8,790,000(a)             BXMT, Ltd., Series 2017-FL1, Class A, 3.028% (1 Month
                                   USD LIBOR + 87 bps), 6/15/35 (144A)                                     8,803,763
          8,000,000(a)             BXP Trust, Series 2017-CQHP, Class B, 3.258% (1 Month
                                   USD LIBOR + 110 bps), 11/15/34 (144A)                                   7,990,749
          1,157,500(a)             Canyon Capital CLO, Ltd., Series 2014-2A, Class X,
                                   3.289% (3 Month USD LIBOR + 95 bps),
                                   4/15/29 (144A)                                                          1,158,707
            825,000(a)             Canyon Capital CLO, Ltd., Series 2015-1A, Class X,
                                   3.289% (3 Month USD LIBOR + 95 bps),
                                   4/15/29 (144A)                                                            825,860
          1,289,517(a)             CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                                   Class A, 4.012% (1 Month USD LIBOR + 185 bps),
                                   11/15/31 (144A)                                                         1,289,745
         10,300,000(a)             CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                                   Class B, 3.128% (1 Month USD LIBOR + 97 bps),
                                   7/15/32 (144A)                                                         10,306,459

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          5,700,000(a)             CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                                   Class C, 3.363% (1 Month USD LIBOR + 130 bps),
                                   7/15/30 (144A)                                                  $       5,693,924
            114,603(a)             CHL Mortgage Pass-Through Trust, Series 2003-15,
                                   Class 1A1, 2.716% (1 Month USD LIBOR +
                                   50 bps), 6/25/18                                                          114,598
          2,296,875(a)             CIFC Funding, Ltd., Series 2013-1A, Class X, 3.189%
                                   (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                            2,299,344
          1,390,544(a)             CIM Trust, Series 2015-4AG, Class A1, 4.104%
                                   (1 Month USD LIBOR + 200 bps), 10/25/57 (144A)                          1,429,811
              1,964                Citicorp Mortgage Securities REMIC Pass-Through
                                   Certificates Trust, Series 2005-4, Class 2A1,
                                   5.0%, 7/25/20                                                               2,001
          5,076,780                Citigroup Commercial Mortgage Trust, Series
                                   2013-GC17, Class A2, 2.962%, 11/10/46                                   5,074,586
          1,500,000(a)             Citigroup Commercial Mortgage Trust, Series
                                   2015-SHP2, Class D, 5.458% (1 Month USD LIBOR +
                                   330 bps), 7/15/27 (144A)                                                1,516,880
          5,159,575(a)             Citigroup Mortgage Loan Trust, Series 2014-5,
                                   Class 1A2, 2.445% (1 Month USD LIBOR + 19 bps),
                                   2/25/46 (144A)                                                          5,151,437
          6,700,000(a)             CLNS Trust, Series 2017-IKPR, Class C, 3.231%
                                   (1 Month USD LIBOR + 110 bps), 6/11/32 (144A)                           6,708,376
          7,668,000(a)             Cold Storage Trust, Series 2017-ICE3, Class C, 3.508%
                                   (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                           7,701,556
          1,500,000(a)             Cold Storage Trust, Series 2017-ICE3, Class D, 4.258%
                                   (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                           1,508,444
            714,211(a)             Colony Starwood Homes Trust, Series 2016-1A, Class C,
                                   4.808% (1 Month USD LIBOR + 265 bps),
                                   7/17/33 (144A)                                                            714,772
          7,590,000(a)             Colony Starwood Homes Trust, Series 2016-2A, Class B,
                                   3.908% (1 Month USD LIBOR + 175 bps),
                                   12/17/33 (144A)                                                         7,612,567
          9,490,324                COMM Mortgage Trust, Series 2014-CR15, Class A2,
                                   2.928%, 2/10/47                                                         9,489,124
         15,573,000                COMM Mortgage Trust, Series 2014-CR16, Class A2,
                                   3.042%, 4/10/47                                                        15,584,384
            449,485(a)             COMM Mortgage Trust, Series 2014-FL5, Class B,
                                   3.449% (1 Month USD LIBOR + 215 bps),
                                   10/15/31 (144A)                                                           448,918
          9,255,000(a)             COMM Mortgage Trust, Series 2014-PAT, Class A, 2.933%
                                   (1 Month USD LIBOR + 80 bps), 8/13/27 (144A)                            9,255,002
          2,722,000(a)             COMM Mortgage Trust, Series 2014-PAT, Class C, 3.783%
                                   (1 Month USD LIBOR + 165 bps), 8/13/27 (144A)                           2,722,001
          7,340,000(a)             COMM Mortgage Trust, Series 2014-TWC, Class B, 3.748%
                                   (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                           7,353,757
          7,000,000(c)             COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                                   3.807%, 5/10/48 (144A)                                                  6,944,334

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 51

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          8,850,000(a)             COMM Mortgage Trust, Series 2016-SAVA, Class B,
                                   4.458% (1 Month USD LIBOR + 230 bps),
                                   10/15/34 (144A)                                                 $       8,895,539
          5,713,000(a)             COMM Mortgage Trust, Series 2017-DLTA, Class B,
                                   3.098% (1 Month USD LIBOR + 94 bps),
                                   8/15/35 (144A)                                                          5,705,820
            125,026(a)             CSFB Mortgage-Backed Pass-Through Certificates,
                                   Series 2004-AR5, Class 11A2, 2.956% (1 Month
                                   USD LIBOR + 74 bps), 6/25/34                                              122,758
            452,884(c)             CSMC Trust, Series 2013-14R, Class 2A1, 2.5%,
                                   10/27/37 (144A)                                                           454,032
          1,974,838(c)             CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%,
                                   11/25/44 (144A)                                                         1,967,167
          1,036,500(c)             CSMC Trust, Series 2014-SAF1, Class A12, 4.0%,
                                   3/25/44 (144A)                                                          1,037,086
            433,942(c)             CSMC Trust, Series 2014-WIN1, Class 2A5, 3.0%,
                                   9/25/44 (144A)                                                            436,285
          2,673,390(c)             CSMC Trust, Series 2015-3, Class A3, 3.5%,
                                   3/25/45 (144A)                                                          2,683,415
         10,380,000(a)             CSMC Trust, Series 2017-HD, Class B, 3.508%
                                   (1 Month USD LIBOR + 135 bps), 2/15/31 (144A)                          10,386,424
          9,250,000(a)             DBCG Mortgage Trust, Series 2017-BBG, Class A, 2.858%
                                   (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                            9,255,003
          1,993,333(a)             Deer Creek CLO, Ltd., Series 2017-1A, Class X, 3.348%
                                   (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                          1,992,958
          1,174,461(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2014-C01, Class M1, 3.816% (1 Month USD LIBOR +
                                   160 bps), 1/25/24                                                       1,180,973
         17,168,835(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2014-C02, Class 1M2, 4.816% (1 Month USD LIBOR +
                                   260 bps), 5/25/24                                                      18,262,455
          4,266,540(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2014-C04, Class 1M2, 7.116% (1 Month USD LIBOR +
                                   490 bps), 11/25/24                                                      4,885,423
         10,854,000(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2016-C01, Class 1M2, 8.966% (1 Month USD LIBOR +
                                   675 bps), 8/25/28                                                      13,079,708
            838,802(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2016-C05, Class 2M1, 3.566% (1 Month USD LIBOR +
                                   135 bps), 1/25/29                                                         841,144
          2,202,292(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2016-C07, Class 2M1, 3.516% (1 Month USD LIBOR +
                                   130 bps), 5/25/29                                                       2,209,473
          2,491,940(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C01, Class 1M1, 3.516% (1 Month USD LIBOR +
                                   130 bps), 7/25/29                                                       2,508,940
          2,520,775(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C02, Class 2M1, 3.366% (1 Month USD LIBOR +
                                   115 bps), 9/25/29                                                       2,536,033

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          9,663,598(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C03, Class 1M1, 3.166% (1 Month USD LIBOR +
                                   95 bps), 10/25/29                                               $       9,723,101
          2,943,497(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C04, Class 2M1, 3.066% (1 Month USD LIBOR +
                                   85 bps), 11/25/29                                                       2,953,663
          3,265,021(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C05, Class 1M1, 2.766% (1 Month USD LIBOR +
                                   55 bps), 1/25/30                                                        3,267,974
         10,526,604(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C05, Class 1M2B, 4.416% (1 Month USD LIBOR +
                                   220 bps), 1/25/30                                                      10,911,878
          9,873,392(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2017-C07, Class 1M2A, 4.616% (1 Month USD LIBOR +
                                   240 bps), 5/25/30                                                      10,234,363
            948,775(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2018-C01, Class 1M1, 2.816% (1 Month USD LIBOR +
                                   60 bps), 7/25/30                                                          950,057
         11,787,515(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2018-C02, Class 2M1, 2.866% (1 Month USD LIBOR +
                                   65 bps), 8/25/30                                                       11,803,858
         15,200,146(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2018-C04, Class 2M1, 2.966% (1 Month USD LIBOR +
                                   75 bps), 12/25/30                                                      15,222,724
          7,628,749(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2018-C05, Class 1M1, 2.936% (1 Month USD LIBOR +
                                   72 bps), 1/25/31                                                        7,642,534
          1,911,108(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2396, Class FE, 2.758% (1 Month USD LIBOR +
                                   60 bps), 12/15/31                                                       1,931,332
            561,360(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-13, Class FD, 3.116% (1 Month USD
                                   LIBOR + 90 bps), 3/25/32                                                  571,402
            197,905(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-34, Class FA, 2.665% (1 Month USD
                                   LIBOR + 50 bps), 5/18/32                                                  199,173
            344,654(a)             Federal National Mortgage Association REMICS,
                                   Series 2004-79, Class FM, 2.516% (1 Month USD
                                   LIBOR + 30 bps), 11/25/24                                                 345,442
          3,093,149(a)             Federal National Mortgage Association REMICS,
                                   Series 2007-1, Class NF, 2.466% (1 Month USD
                                   LIBOR + 25 bps), 2/25/37                                                3,092,082
          2,417,409(a)             Federal National Mortgage Association REMICS,
                                   Series 2007-4, Class FM, 2.466% (1 Month USD
                                   LIBOR + 25 bps), 2/25/37                                                2,412,265
            201,207                Federal National Mortgage Association REMICS,
                                   Series 2010-112, Class AE, 2.0%, 10/25/25                                 199,797
          5,391,796(a)             Federal National Mortgage Association REMICS,
                                   Series 2011-124, Class KF, 2.616% (1 Month USD
                                   LIBOR + 40 bps), 12/25/40                                               5,414,715

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 53

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          4,049,602(a)             Federal National Mortgage Association, Connecticut
                                   Avenue Securities, Series 2018-C03, Class 1M1,
                                   2.896% (1 Month USD LIBOR + 68 bps), 10/25/30                   $       4,056,593
          1,729,423(c)             FirstKey Mortgage Trust, Series 2014-1, Class A2,
                                   3.0%, 11/25/44 (144A)                                                   1,719,813
          7,388,062                Freddie Mac Multifamily Structured Pass Through
                                   Certificates, Series KJ09, Class A1, 2.016%, 4/25/22                    7,208,294
          9,528,000(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2016-DNA2, Class M3, 6.866% (1 Month USD
                                   LIBOR + 465 bps), 10/25/28                                             10,969,366
          5,000,000(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2017-HRP1, Class M2, 4.666% (1 Month USD
                                   LIBOR + 245 bps), 12/25/42                                              5,147,344
          9,991,806(c)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2018-SPI2, Class M1, 3.82%, 5/25/48 (144A)                       9,985,921
          4,037,943(c)             Freddie Mac Whole Loan Securities Trust, Series
                                   2015-SC02, Class M1, 3.677%, 9/25/45                                    4,031,907
          5,000,000(c)             FREMF Mortgage Trust, Series 2010-K6, Class B,
                                   5.542%, 12/25/46 (144A)                                                 5,117,185
          1,650,000(c)             FREMF Mortgage Trust, Series 2012-K709, Class C,
                                   3.872%, 4/25/45 (144A)                                                  1,651,399
          7,645,000(c)             FREMF Mortgage Trust, Series 2012-K711, Class B,
                                   3.693%, 8/25/45 (144A)                                                  7,654,338
          9,900,000(c)             FREMF Mortgage Trust, Series 2013-K712, Class B,
                                   3.473%, 5/25/45 (144A)                                                  9,898,123
          5,042,070(a)             FREMF Mortgage Trust, Series 2014-KF03, Class B,
                                   6.614% (1 Month USD LIBOR + 450 bps),
                                   1/25/21 (144A)                                                          5,276,664
            797,851(a)             GAHR Commercial Mortgage Trust, Series 2015-NRF,
                                   Class AFL1, 3.613% (1 Month USD LIBOR + 130 bps),
                                   12/15/34 (144A)                                                           798,100
          1,000,000(c)             GAHR Commercial Mortgage Trust, Series 2015-NRF,
                                   Class CFX, 3.495%, 12/15/34 (144A)                                        996,969
         11,000,000(c)             GAHR Commercial Mortgage Trust, Series 2015-NRF,
                                   Class DFX, 3.495%, 12/15/34 (144A)                                     10,935,899
            120,131(a)             Global Mortgage Securitization, Ltd., Series 2004-A,
                                   Class A2, 2.536% (1 Month USD LIBOR + 32 bps),
                                   11/25/32 (144A)                                                           114,048
          2,057,614(a)             Global Mortgage Securitization, Ltd., Series 2005-A,
                                   Class A2, 2.486% (1 Month USD LIBOR + 27 bps),
                                   4/25/32 (144A)                                                          2,003,506
            680,862(a)             Gosforth Funding Plc, Series 2016-1A, Class A1A,
                                   3.014% (3 Month USD LIBOR + 70 bps),
                                   2/15/58 (144A)                                                            681,427
          6,500,000(a)             Gosforth Funding Plc, Series 2018-1A, Class A1,
                                   2.714% (3 Month USD LIBOR + 45 bps),
                                   8/25/60 (144A)                                                          6,498,784

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          1,412,796(a)             Government National Mortgage Association, Series
                                   2003-11, Class FA, 2.508% (1 Month USD LIBOR +
                                   35 bps), 2/16/33                                                $       1,416,892
          7,300,000(a)             GPMT, Ltd., Series 2018-FL1, Class A, 3.082% (1 Month
                                   USD LIBOR + 90 bps), 11/21/35 (144A)                                    7,300,018
          3,250,000(a)             GPMT, Ltd., Series 2018-FL1, Class AS, 3.382%
                                   (1 Month USD LIBOR + 120 bps), 11/21/35 (144A)                          3,253,023
          9,750,000(a)             Great Wolf Trust, Series 2017-WOLF, Class C, 3.628%
                                   (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                           9,759,153
         11,500,000(a)             GS Mortgage Securities Corp. Trust, Series 2017-500K,
                                   Class B, 3.058% (1 Month USD LIBOR + 90 bps),
                                   7/15/32 (144A)                                                         11,499,982
          3,500,000(a)             GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                                   Class B, 3.258% (1 Month USD LIBOR + 110 bps),
                                   7/15/32 (144A)                                                          3,515,982
         14,700,000(a)             GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                                   Class A, 3.058% (1 Month USD LIBOR + 90 bps),
                                   7/15/31 (144A)                                                         14,700,685
          8,350,000(c)             GS Mortgage Securities REMIC Trust, Series 2015-FRR1,
                                   Class K3A, 4.461%, 6/27/41                                              8,346,173
          1,035,770(a)             GS Mortgage Securities Trust, Series 2014-GSFL,
                                   Class D, 5.485% (1 Month USD LIBOR + 390 bps),
                                   7/15/31 (144A)                                                          1,041,822
             70,641(a)             GSAA Home Equity Trust, Series 2004-8, Class A3A,
                                   2.956% (1 Month USD LIBOR + 74 bps), 9/25/34                               70,681
          4,350,000(a)             Holmes Master Issuer Plc, Series 2018-2A, Class A2,
                                   2.561% (3 Month USD LIBOR + 42 bps),
                                   10/15/54 (144A)                                                         4,351,022
          1,250,000(a)             Home Partners of America Trust, Series 2016-2, Class C,
                                   4.558% (1 Month USD LIBOR + 240 bps),
                                   10/17/33 (144A)                                                         1,250,711
         14,918,655(a)             Home Partners of America Trust, Series 2017-1, Class A,
                                   2.975% (1 Month USD LIBOR + 82 bps),
                                   7/17/34 (144A)                                                         14,934,952
          7,200,000(a)             Home Partners of America Trust, Series 2017-1, Class B,
                                   3.508% (1 Month USD LIBOR + 135 bps),
                                   7/17/34 (144A)                                                          7,212,779
          1,444,542(a)             HomeBanc Mortgage Trust, Series 2004-2, Class A1,
                                   2.956% (1 Month USD LIBOR + 74 bps), 12/25/34                           1,439,744
          3,781,701(a)             HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                                   2.456% (1 Month USD LIBOR + 24 bps), 7/25/35                            3,755,757
          2,896,550(a)             Homestar Mortgage Acceptance Corp., Series 2004-1,
                                   Class A1, 2.856% (1 Month USD LIBOR +
                                   64 bps), 3/25/34                                                        2,859,127
          4,000,000(a)             Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                                   5.683% (1 Month USD LIBOR + 355 bps),
                                   5/8/30 (144A)                                                           4,018,770

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 55

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          8,300,000(a)             Hudsons Bay Simon JV Trust, Series 2015-HBFL,
                                   Class AFL, 3.94% (1 Month USD LIBOR + 158 bps),
                                   8/5/34 (144A)                                                   $       8,312,731
         10,200,000(a)             Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.158%
                                   (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                          10,222,538
          6,850,000(a)             Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class B,
                                   3.115% (1 Month USD LIBOR + 96 bps),
                                   8/9/32 (144A)                                                           6,847,872
          7,100,000(a)             Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class C,
                                   3.215% (1 Month USD LIBOR + 106 bps),
                                   8/9/32 (144A)                                                           7,099,997
          8,300,000(a)             IMT Trust, Series 2017-APTS, Class BFL, 3.108%
                                   (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                            8,299,987
         12,845,000(a)             InTown Hotel Portfolio Trust, Series 2018-STAY, Class A,
                                   2.858% (1 Month USD LIBOR + 70 bps),
                                   1/15/33 (144A)                                                         12,837,346
             21,442(c)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2004-LN2, Class A1A, 4.838%, 7/15/41 (144A)                         21,496
             47,243(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2006-LDP9, Class A3SF, 2.313% (1 Month USD
                                   LIBOR + 16 bps), 5/15/47                                                   47,183
            720,779(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2014-FL4, Class C, 4.358% (1 Month USD
                                   LIBOR + 220 bps), 12/15/30 (144A)                                         721,270
          2,000,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2014-FL4, Class E, 6.158% (1 Month USD
                                   LIBOR + 400 bps), 12/15/30 (144A)                                       1,998,167
          3,500,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2017-FL11, Class B, 3.258% (1 Month USD
                                   LIBOR + 110 bps), 10/15/32 (144A)                                       3,504,329
          7,300,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2018-PHH, Class B, 3.318% (1 Month USD
                                   LIBOR + 116 bps), 6/15/35 (144A)                                        7,311,418
          2,800,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2018-WPT, Class BFL, 3.71% (1 Month USD
                                   LIBOR + 125 bps), 7/5/33 (144A)                                         2,793,009
          4,000,000(a)             JP Morgan Chase Commercial Mortgage Securities Trust,
                                   Series 2018-WPT, Class CFL, 4.11% (1 Month USD
                                   LIBOR + 165 bps), 7/5/33 (144A)                                         3,990,023
          8,752,113(a)             JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
                                   2.815% (1 Month USD LIBOR + 75 bps),
                                   4/25/46 (144A)                                                          8,766,583
          2,968,908(a)             JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                                   Class AM, 2.716% (1 Month USD LIBOR + 50 bps),
                                   5/25/33 (144A)                                                          2,946,120
          7,206,837(c)             JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                                   Class B1, 2.847%, 5/25/33 (144A)                                        7,127,585
          1,495,559(c)             JP Morgan Trust, Series 2015-1, Class 1A14, 2.5%,
                                   12/25/44 (144A)                                                         1,493,357

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          6,595,151                JPMBB Commercial Mortgage Securities Trust, Series
                                   2013-C15, Class A2, 2.977%, 11/15/45                            $       6,588,489
          6,924,428                JPMBB Commercial Mortgage Securities Trust, Series
                                   2014-C19, Class A2, 3.046%, 4/15/47                                     6,925,773
          4,900,000                JPMBB Commercial Mortgage Securities Trust, Series
                                   2014-C22, Class A2, 3.037%, 9/15/47                                     4,901,243
          4,400,000(a)             Lanark Master Issuer Plc, Series 2018-1A, Class 1A,
                                   2.73% (3 Month USD LIBOR + 42 bps),
                                   12/22/69 (144A)                                                         4,400,673
            526,027(a)             Lehman XS Trust, Series 2005-2, Class 1A2, 2.916%
                                   (1 Month USD LIBOR + 70 bps), 8/25/35                                     522,283
          6,440,000(a)             LMREC, Inc., Series 2016-CRE2, Class A, 2.696%
                                   (1 Month USD LIBOR + 170 bps), 11/24/31 (144A)                          6,440,000
             91,527(a)             LSTAR Securities Investment, Ltd., Series 2017-5,
                                   Class A, 0.041% (1 Month USD LIBOR + 200 bps),
                                   5/1/22 (144A)                                                              91,527
          3,834,687(a)             LSTAR Securities Investment, Ltd., Series 2017-6,
                                   Class A, 3.832% (1 Month USD LIBOR + 175 bps),
                                   9/1/22 (144A)                                                           3,837,084
          2,216,606(a)             LSTAR Securities Investment, Ltd., Series 2017-7,
                                   Class A, 0.039% (1 Month USD LIBOR + 175 bps),
                                   10/1/22 (144A)                                                          2,232,553
          2,490,920(a)             LSTAR Securities Investment, Ltd., Series 2017-8,
                                   Class A, 0.038% (1 Month USD LIBOR + 165 bps),
                                   11/1/22 (144A)                                                          2,504,902
          3,665,899(a)             LSTAR Securities Investment, Ltd., Series 2017-9,
                                   Class A, 3.632% (1 Month USD LIBOR + 155 bps),
                                   12/1/22 (144A)                                                          3,668,191
          6,789,493(a)             LSTAR Securities Investment, Ltd., Series 2018-1,
                                   Class A, 3.654% (1 Month USD LIBOR + 155 bps),
                                   2/1/23 (144A)                                                           6,810,169
            106,348                MarketPlace Loan Trust, Series 2016-BS1, Class A,
                                   4.5%, 1/15/21 (144A)                                                      106,302
            510,015(a)             Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                                   Class A1, 2.856% (1 Month USD LIBOR +
                                   64 bps), 1/25/29                                                          495,836
            136,555(c)             Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                                   Class A3, 3.673%, 1/25/29                                                 135,890
            877,979(a)             Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                                   Class A1, 2.856% (1 Month USD LIBOR +
                                   64 bps), 1/25/29                                                          868,332
            683,517(a)             Merrill Lynch Mortgage Investors Trust, Series 2004-B,
                                   Class A2, 3.038% (6 Month USD LIBOR +
                                   54 bps), 5/25/29                                                          679,055
             56,494(a)             Merrill Lynch Mortgage Investors Trust, Series 2004-C,
                                   Class A2B, 3.504% (6 Month USD LIBOR +
                                   100 bps), 7/25/29                                                          56,803
            127,577(c)             Merrill Lynch Mortgage Investors Trust, Series 2004-D,
                                   Class A3, 4.178%, 9/25/29                                                 127,334

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 57

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            226,789(a)             Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                                   Class A2, 3.104% (6 Month USD LIBOR +
                                   60 bps), 1/25/30                                                $         222,522
          5,274,117                Morgan Stanley Bank of America Merrill Lynch Trust,
                                   Series 2014-C15, Class A2, 2.979%, 4/15/47                              5,271,835
          2,312,400(c)             Morgan Stanley Capital I Trust, Series 2007-T25,
                                   Class AJ, 5.574%, 11/12/49                                              2,334,784
          8,500,000(a)             Morgan Stanley Capital I Trust, Series 2017-ASHF,
                                   Class B, 3.408% (1 Month USD LIBOR + 125 bps),
                                   11/15/34 (144A)                                                         8,500,003
          1,100,000(a)             Morgan Stanley Capital I Trust, Series 2017-CLS,
                                   Class B, 3.008% (1 Month USD LIBOR + 85 bps),
                                   11/15/34 (144A)                                                         1,100,000
          7,650,000(a)             Morgan Stanley Capital I Trust, Series 2017-CLS,
                                   Class C, 3.158% (1 Month USD LIBOR + 100 bps),
                                   11/15/34 (144A)                                                         7,650,004
          6,675,000(a)             Morgan Stanley Capital I Trust, Series 2018-BOP,
                                   Class B, 3.408% (1 Month USD LIBOR + 125 bps),
                                   8/15/33 (144A)                                                          6,679,157
            526,029(a)             Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                                   Class 1A1, 2.496% (1 Month USD LIBOR +
                                   28 bps), 11/25/35                                                         528,065
          4,924,541(a)             Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                                   Class 1A4, 2.586% (1 Month USD LIBOR +
                                   37 bps), 11/25/35                                                       4,934,843
          8,325,859(c)             Morgan Stanley Residential Mortgage Loan Trust,
                                   Series 2014-1A, Class A1, 2.971%, 6/25/44 (144A)                        8,389,011
          1,712,431(a)             MortgageIT Trust, Series 2004-1, Class A1, 2.996%
                                   (1 Month USD LIBOR + 78 bps), 11/25/34                                  1,680,062
          9,006,150(a)             Motel 6 Trust, Series 2017-MTL6, Class C, 3.558%
                                   (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                           9,011,805
          1,039,674(a)             MRFC Mortgage Pass-Through Trust, Series 2000-TBC3,
                                   Class A1, 2.598% (1 Month USD LIBOR +
                                   44 bps), 12/15/30                                                       1,007,078
            503,176(a)             NorthStar, Series 2016-1A, Class A, 3.816% (1 Month
                                   USD LIBOR + 160 bps), 9/25/31 (144A)                                      503,430
          4,570,512(c)             Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                                   4/25/46 (144A)                                                          4,545,655
         14,285,000(a)             Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.766%
                                   (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                          14,302,882
            735,000                OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                                   4.646%, 7/15/45 (144A)                                                    749,266
          1,814,564(a)             Opteum Mortgage Acceptance Corp. Asset Backed
                                   Pass-Through Certificates, Series 2005-4, Class 1A2,
                                   2.606% (1 Month USD LIBOR + 39 bps), 11/25/35                           1,791,986
            787,675(a)             Pepper Residential Securities Trust No. 17, Series 17A,
                                   Class A1UA, 3.233% (1 Month USD LIBOR + 110 bps),
                                   3/10/58 (144A)                                                            787,748

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          3,129,375(a)             Pepper Residential Securities Trust No. 18, Series 18A,
                                   Class A1UA, 3.089% (1 Month USD LIBOR + 95 bps),
                                   3/12/47 (144A)                                                  $       3,126,349
          4,000,000(a)             Pepper Residential Securities Trust No. 19, Series 19A,
                                   Class A1U1, 2.489% (1 Month USD LIBOR + 35 bps),
                                   10/12/18 (144A)                                                         3,999,584
          4,500,000(a)             Pepper Residential Securities Trust No. 20, Series 20A,
                                   Class A1U1, 2.658% (1 Month USD LIBOR + 50 bps),
                                   3/16/19 (144A)                                                          4,492,129
          6,212,252(a)             Pepper Residential Securities Trust No. 21, Series 21A,
                                   Class A1U, 3.038% (1 Month USD LIBOR + 88 bps),
                                   1/16/60 (144A)                                                          6,204,363
          7,250,000                Permanent Master Issuer Plc, Series 2018-1A,
                                   2.75%, 7/15/58                                                          7,238,828
          1,176,019(a)             PFP, Ltd., Series 2017-3, Class A, 3.208% (1 Month
                                   USD LIBOR + 105 bps), 1/14/35 (144A)                                    1,176,642
            376,165(c)             PMT Loan Trust, Series 2013-J1, Class A6, 3.5%,
                                   9/25/43 (144A)                                                            375,511
          1,698,325(a)             Progress Residential Trust, Series 2016-SFR2, Class A,
                                   3.558% (1 Month USD LIBOR + 140 bps),
                                   1/17/34 (144A)                                                          1,700,972
         10,550,000(a)             Progress Residential Trust, Series 2016-SFR2, Class B,
                                   3.908% (1 Month USD LIBOR + 175 bps),
                                   1/17/34 (144A)                                                         10,566,344
         12,330,000(a)             Radnor Re, Ltd., Series 2018-1, Class M1, 3.616%
                                   (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                          12,350,522
                586(a)             RALI Trust, Series 2002-QS16, Class A2, 2.766%
                                   (1 Month USD LIBOR + 55 bps), 10/25/17                                        587
            357,874(a)             ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                                   Class A, 3.066% (1 Month USD LIBOR + 85 bps),
                                   5/25/34 (144A)                                                            357,874
          1,096,901                ReadyCap Mortgage Trust, Series 2016-3, Class A,
                                   2.94%, 11/20/38 (144A)                                                  1,089,411
          2,748,873(a)             RESI Finance LP, Series 2003-CB1, Class B3, 3.583%
                                   (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                           2,443,830
            935,758(a)             Resimac Premier, Series 2014-1A, Class A1, 3.534%
                                   (3 Month USD LIBOR + 70 bps), 12/12/45 (144A)                             933,085
          1,920,460(a)             Resimac Premier, Series 2016-1A, Class A1, 3.523%
                                   (1 Month USD LIBOR + 139 bps), 10/10/47 (144A)                          1,923,335
          4,322,044(a)             Resimac Premier, Series 2017-1A, Class A1A, 3.081%
                                   (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                            4,318,426
          5,304,725(a)             Resimac Premier, Series 2018-1A, Class A1, 2.933%
                                   (1 Month USD LIBOR + 80 bps), 11/10/49 (144A)                           5,286,843
          6,605,962(a)             Resource Capital Corp., Ltd., Series 2017-CRE5,
                                   Class A, 2.958% (1 Month USD LIBOR + 80 bps),
                                   7/15/34 (144A)                                                          6,605,953
         10,516,804(a)             RETL, Series 2018-RVP, Class A, 3.258% (1 Month USD
                                   LIBOR + 110 bps), 3/15/33 (144A)                                       10,556,266

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 59

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         17,788,636(a)             Shelter Growth CRE Issuer, Ltd., Series 2018-FL1,
                                   Class A, 3.158% (1 Month USD LIBOR + 100 bps),
                                   1/15/35 (144A)                                                  $      17,810,995
            468,750(a)             Silver Creek CLO, Ltd., Series 2014-1A, Class X, 3.198%
                                   (3 Month USD LIBOR + 85 bps), 7/20/30 (144A)                              469,140
          5,600,000(a)             Silverstone Master Issuer Plc, Series 2018-1A,
                                   Class 1A, 2.725% (3 Month USD LIBOR + 39 bps),
                                   1/21/70 (144A)                                                          5,582,102
          7,300,000(a)             SLIDE, Series 2018-FUN, Class B, 3.32% (1 Month
                                   USD LIBOR + 125 bps), 6/15/31 (144A)                                    7,315,936
          9,100,000(a)             STACR Trust, Series 2018-DNA3, Class M1, 2.884%
                                   (1 Month USD LIBOR + 75 bps), 9/25/48 (144A)                            9,117,679
         10,652,889(a)             STACR Trust, Series 2018-HRP1, Class M2, 3.866%
                                   (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                          10,777,403
          3,097,274(a)             STACR Trust, Series 2018-HRP1, Class M2A, 3.866%
                                   (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                           3,130,415
          7,500,000(a)             Starwood Waypoint Homes Trust, Series 2017-1,
                                   Class B, 3.328% (1 Month USD LIBOR + 117 bps),
                                   1/17/35 (144A)                                                          7,505,977
          8,251,043(a)             Stonemont Portfolio Trust, Series 2017-MONT, Class B,
                                   3.265% (1 Month USD LIBOR + 110 bps),
                                   8/20/30 (144A)                                                          8,250,991
             22,586(a)             Structured Asset Securities Corp. Mortgage Pass-Through
                                   Ctfs, Series 1998-8, Class M1, 3.156% (1 Month USD
                                   LIBOR + 94 bps), 8/25/28                                                   22,622
          4,743,147(c)             Sutherland Commercial Mortgage Loans, Series
                                   2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                              4,745,068
          5,140,947(a)             Symphony CLO VIII LP, Series 2012-8A, Class BR,
                                   3.847% (1 Month USD LIBOR + 175 bps),
                                   1/9/23 (144A)                                                           5,141,282
          3,062,500(a)             TCI-Symphony CLO, Ltd., Series 2017-1A, Class X,
                                   3.139% (3 Month USD LIBOR + 80 bps),
                                   7/15/30 (144A)                                                          3,064,138
          4,674,142(a)             Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                                   Class C, 3.471% (1 Month USD LIBOR + 135 bps),
                                   11/11/34 (144A)                                                         4,685,792
            368,575(c)             WaMu Commercial Mortgage Securities Trust, Series
                                   2006-SL1, Class B, 2.832%, 11/23/43 (144A)                                368,105
          5,677,000(c)             WaMu Commercial Mortgage Securities Trust, Series
                                   2006-SL1, Class C, 2.964%, 11/23/43 (144A)                              5,694,221
         11,800,000(a)             Wells Fargo Commercial Mortgage Trust, Series
                                   2017-SMP, Class C, 3.358% (1 Month USD LIBOR +
                                   120 bps), 12/15/34 (144A)                                              11,826,451
            241,209(a)             Wells Fargo Credit Risk Transfer Securities Trust, Series
                                   2015-WF1, Class 2M1, 5.066% (1 Month USD
                                   LIBOR + 285 bps), 11/25/25 (144A)                                         242,101
          8,483,429(c)             WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                                   3.0%, 2/20/45 (144A)                                                    8,383,019

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          9,836,773(c)             WinWater Mortgage Loan Trust, Series 2015-3,
                                   Class A17, 2.5%, 3/20/45 (144A)                                 $       9,637,372
                                                                                                   -----------------
                                                                                                   $   1,113,399,146
                                                                                                   -----------------
                                   Total Banks                                                     $   1,115,151,454
--------------------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.1%
                                   Construction & Engineering -- 0.0%+
            548,587(a)             Velocity Commercial Capital Loan Trust, Series 2016-1,
                                   Class AFL, 4.666% (1 Month USD LIBOR + 245 bps),
                                   4/25/46 (144A)                                                  $         556,441
--------------------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.1%
          1,393,235                VSD LLC, Series 2017-PLT1, 3.95%, 12/25/43                      $       1,392,834
                                                                                                   -----------------
                                   Total Capital Goods                                             $       1,949,275
--------------------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.4%
                                   Specialized Finance -- 0.4%
         23,151,253                Morgan Stanley Bank of America Merrill Lynch Trust,
                                   Series 2014-C14, Class A2, 2.916%, 2/15/47                      $      23,141,407
                                                                                                   -----------------
                                   Total Diversified Financials                                    $      23,141,407
--------------------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.2%
                                   Oil & Gas Exploration & Production -- 0.2%
          4,430,000(a)             Arbor Realty Commercial Real Estate Notes, Ltd.,
                                   Series 2016-FL1A, Class A, 3.858% (1 Month USD
                                   LIBOR + 170 bps), 9/15/26 (144A)                                $       4,459,994
          3,473,358(a)             Oaktown Re, Ltd., Series 2017-1A, Class M1, 4.466%
                                   (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                           3,487,016
          3,463,316(a)             RAIT Trust, Series 2017-FL7, Class A, 3.108% (1 Month
                                   USD LIBOR + 95 bps), 6/15/37 (144A)                                     3,464,364
                                                                                                   -----------------
                                   Total Energy                                                    $      11,411,374
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 2.6%
            240,232(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2013-C01, Class M1, 4.216% (1 Month USD LIBOR +
                                   200 bps), 10/25/23                               $                        240,740
          1,071,992(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2014-C02, Class 1M1, 3.166% (1 Month USD LIBOR +
                                   95 bps), 5/25/24                                                        1,073,893
            285,404(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2016-C01, Class 1M1, 4.166% (1 Month USD LIBOR +
                                   195 bps), 8/25/28                                                         286,337
            329,519(a)             Fannie Mae Connecticut Avenue Securities, Series
                                   2016-C02, Class 1M1, 4.366% (1 Month USD LIBOR +
                                   215 bps), 9/25/28                                                         330,836
            541,637(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   1695, Class EG, 3.208% (1 Month USD LIBOR +
                                   105 bps), 3/15/24                                                         552,248

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 61

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
            225,758(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2106, Class F, 2.608% (1 Month USD LIBOR +
                                   45 bps), 12/15/28                                               $         226,292
            127,928(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2122, Class FD, 2.508% (1 Month USD LIBOR +
                                   35 bps), 2/15/29                                                          127,804
             48,611(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2156, Class FQ, 2.508% (1 Month USD LIBOR +
                                   35 bps), 5/15/29                                                           48,904
            261,549(a)             Federal Home Loan Mortgage Corp. REMICS,
                                   Series 2186, Class FY, 2.758% (1 Month USD LIBOR +
                                   60 bps), 4/15/28                                                          265,491
             43,594(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2368, Class AF, 3.108% (1 Month USD LIBOR +
                                   95 bps), 10/15/31                                                          44,240
             57,786(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2377, Class FE, 2.758% (1 Month USD LIBOR +
                                   60 bps), 11/15/31                                                          58,638
            150,493(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2411, Class FR, 2.758% (1 Month USD LIBOR +
                                   60 bps), 6/15/31                                                          152,709
             85,433(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2432, Class FH, 2.858% (1 Month USD LIBOR +
                                   70 bps), 3/15/32                                                           86,492
            306,191(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2439, Class F, 3.158% (1 Month USD LIBOR +
                                   100 bps), 3/15/32                                                         313,432
            423,379(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2470, Class AF, 3.158% (1 Month USD LIBOR +
                                   100 bps), 3/15/32                                                         435,727
            258,696(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2471, Class FD, 3.158% (1 Month USD LIBOR +
                                   100 bps), 3/15/32                                                         264,814
             61,721(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2498, Class FQ, 2.758% (1 Month USD LIBOR +
                                   60 bps), 9/15/32                                                           62,543
             58,824(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2543, Class EF, 2.508% (1 Month USD LIBOR +
                                   35 bps), 12/15/32                                                          58,790
            529,780(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2551, Class FD, 2.558% (1 Month USD LIBOR +
                                   40 bps), 1/15/33                                                          531,909
            288,894(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2567, Class FJ, 2.558% (1 Month USD LIBOR +
                                   40 bps), 2/15/33                                                          289,113
            154,923(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2577, Class FA, 2.708% (1 Month USD LIBOR +
                                   55 bps), 2/15/33                                                          156,669

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
             12,662(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2585, Class FD, 2.658% (1 Month USD LIBOR +
                                   50 bps), 12/15/32                                               $          12,713
            183,213(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2614, Class FV, 3.604% (1 Month USD LIBOR +
                                   150 bps), 5/15/33                                                         188,844
            245,908(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2631, Class FC, 2.558% (1 Month USD LIBOR +
                                   40 bps), 6/15/33                                                          246,172
              3,753(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2647, Class XF, 2.313% (1 Month USD LIBOR +
                                   25 bps), 7/15/21                                                            3,758
             32,387(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2650, Class FV, 2.558% (1 Month USD LIBOR +
                                   40 bps), 12/15/32                                                          32,409
            136,123(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2711, Class FA, 3.158% (1 Month USD LIBOR +
                                   100 bps), 11/15/33                                                        139,629
            154,841                Federal Home Loan Mortgage Corp. REMICS, Series
                                   2773, Class EG, 4.5%, 4/15/19                                             155,149
            319,328(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2916, Class NF, 2.408% (1 Month USD LIBOR +
                                   25 bps), 1/15/35                                                          319,890
            458,761(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   2976, Class LF, 2.498% (1 Month USD LIBOR +
                                   34 bps), 5/15/35                                                          458,948
            304,925(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3012, Class FE, 2.408% (1 Month USD LIBOR +
                                   25 bps), 8/15/35                                                          305,065
            180,450(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3042, Class PF, 2.408% (1 Month USD LIBOR +
                                   25 bps), 8/15/35                                                          180,524
             89,110(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3067, Class FA, 2.508% (1 Month USD LIBOR +
                                   35 bps), 11/15/35                                                          89,304
            117,994(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3102, Class FG, 2.458% (1 Month USD LIBOR +
                                   30 bps), 1/15/36                                                          117,922
            135,733(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3117, Class EF, 2.508% (1 Month USD LIBOR +
                                   35 bps), 2/15/36                                                          135,915
            415,228(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3117, Class FE, 2.458% (1 Month USD LIBOR +
                                   30 bps), 2/15/36                                                          418,053
            369,644(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3122, Class FP, 2.458% (1 Month USD LIBOR +
                                   30 bps), 3/15/36                                                          369,991
             20,673(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3129, Class FP, 2.458% (1 Month USD LIBOR +
                                   30 bps), 5/15/35                                                           20,680

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 63

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
          4,233,589(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3147, Class FD, 2.508% (1 Month USD LIBOR +
                                   35 bps), 4/15/36                                                $       4,250,888
            226,831(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3147, Class PF, 2.458% (1 Month USD LIBOR +
                                   30 bps), 4/15/36                                                          226,650
          1,841,181(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3173, Class F, 2.858% (1 Month USD LIBOR +
                                   70 bps), 8/15/35                                                        1,859,170
            520,303(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3173, Class FC, 2.578% (1 Month USD LIBOR +
                                   42 bps), 6/15/36                                                          521,332
            833,597(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3175, Class FE, 2.468% (1 Month USD LIBOR +
                                   31 bps), 6/15/36                                                          835,927
            495,894(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3181, Class HF, 2.658% (1 Month USD LIBOR +
                                   50 bps), 7/15/36                                                          498,489
             20,469(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3191, Class FE, 2.558% (1 Month USD LIBOR +
                                   40 bps), 7/15/36                                                           20,604
            183,845(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3221, Class FW, 2.578% (1 Month USD LIBOR +
                                   42 bps), 9/15/36                                                          184,843
            101,936(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3222, Class FN, 2.558% (1 Month USD LIBOR +
                                   40 bps), 9/15/36                                                          101,844
            386,383(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3239, Class EF, 2.508% (1 Month USD LIBOR +
                                   35 bps), 11/15/36                                                         386,021
            194,138(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3239, Class FB, 2.508% (1 Month USD LIBOR +
                                   35 bps), 11/15/36                                                         193,960
             91,985(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3244, Class TF, 2.358% (1 Month USD LIBOR +
                                   20 bps), 7/15/36                                                           92,022
            316,398(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3247, Class FA, 2.408% (1 Month USD LIBOR +
                                   25 bps), 8/15/36                                                          316,500
          1,349,805(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3266, Class F, 2.458% (1 Month USD LIBOR +
                                   30 bps), 1/15/37                                                        1,342,309
            261,312(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3307, Class FT, 2.398% (1 Month USD LIBOR +
                                   24 bps), 7/15/34                                                          259,014
             63,791(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3315, Class F, 2.498% (1 Month USD LIBOR +
                                   34 bps), 5/15/37                                                           63,435

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
                 10(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3335, Class AF, 2.308% (1 Month USD LIBOR +
                                   15 bps), 10/15/20                                               $              10
            548,321(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3373, Class FB, 2.738% (1 Month USD LIBOR +
                                   58 bps), 10/15/37                                                         554,737
            121,442(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3376, Class FM, 2.778% (1 Month USD LIBOR +
                                   62 bps), 10/15/37                                                         123,216
            312,093                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3455, Class BD, 4.5%, 6/15/23                                             314,698
             37,994(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3560, Class FA, 3.408% (1 Month USD LIBOR +
                                   125 bps), 5/15/37                                                          39,379
            347,228(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3610, Class FA, 2.858% (1 Month USD LIBOR +
                                   70 bps), 12/15/39                                                         353,607
            321,523                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3706, Class C, 2.0%, 8/15/20                                              318,101
            208,233(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3708, Class PF, 2.508% (1 Month USD LIBOR +
                                   35 bps), 7/15/40                                                          208,200
            237,443                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3760, Class KH, 2.0%, 11/15/20                                            235,392
            172,539(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3767, Class JF, 2.458% (1 Month USD LIBOR +
                                   30 bps), 2/15/39                                                          173,059
            143,577                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3777, Class DA, 3.5%, 10/15/24                                            143,711
             28,026(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3780, Class FE, 2.558% (1 Month USD LIBOR +
                                   40 bps), 12/15/20                                                          28,107
            193,616(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3784, Class F, 2.558% (1 Month USD LIBOR +
                                   40 bps), 7/15/23                                                          194,393
             60,048(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3792, Class DF, 2.558% (1 Month USD LIBOR +
                                   40 bps), 11/15/40                                                          60,077
              2,675(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3804, Class FN, 2.608% (1 Month USD LIBOR +
                                   45 bps), 3/15/39                                                            2,676
            494,323                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3858, Class CA, 3.0%, 10/15/25                                            494,056
             42,620(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3867, Class FD, 2.508% (1 Month USD LIBOR +
                                   35 bps), 5/15/41                                                           42,611
            861,508(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3867, Class PF, 2.558% (1 Month USD LIBOR +
                                   40 bps), 3/15/41                                                          863,397

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 65

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
            340,733                Federal Home Loan Mortgage Corp. REMICS, Series
                                   3873, Class AG, 3.0%, 5/15/29                                   $         341,108
            163,357(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3914, Class LF, 2.358% (1 Month USD LIBOR +
                                   20 bps), 8/15/26                                                          163,518
            262,239(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3960, Class FB, 2.458% (1 Month USD LIBOR +
                                   30 bps), 2/15/30                                                          262,526
            342,015(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3970, Class GF, 2.458% (1 Month USD LIBOR +
                                   30 bps), 9/15/26                                                          342,904
            642,916(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   3982, Class FL, 2.708% (1 Month USD LIBOR +
                                   55 bps), 12/15/39                                                         648,146
            259,807(a)             Federal Home Loan Mortgage Corp. REMICS, Series
                                   4056, Class QF, 2.508% (1 Month USD LIBOR +
                                   35 bps), 12/15/41                                                         258,145
            200,924(a)             Federal Home Loan Mortgage Corp. Strips, Series
                                   237, Class F14, 2.558% (1 Month USD LIBOR +
                                   40 bps), 5/15/36                                                          201,173
            175,001(a)             Federal Home Loan Mortgage Corp. Strips, Series
                                   239, Class F29, 2.408% (1 Month USD LIBOR +
                                   25 bps), 8/15/36                                                          176,041
            756,533(a)             Federal Home Loan Mortgage Corp. Strips, Series
                                   239, Class F30, 2.458% (1 Month USD LIBOR +
                                   30 bps), 8/15/36                                                          762,276
            223,594(a)             Federal Home Loan Mortgage Corp. Strips, Series
                                   244, Class F22, 2.508% (1 Month USD LIBOR +
                                   35 bps), 12/15/36                                                         223,616
          8,554,874(a)             Federal National Mortgage Association ACES, Series
                                   2018-M3, Class FA, 2.349% (1 Month USD LIBOR +
                                   28 bps), 2/25/25                                                        8,536,318
             27,787(a)             Federal National Mortgage Association REMICS,
                                   Series 1991-124, Class FA, 3.116% (1 Month USD
                                   LIBOR + 90 bps), 9/25/21                                                   28,096
             43,246(a)             Federal National Mortgage Association REMICS,
                                   Series 1993-230, Class FA, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 12/25/23                                                  43,568
            122,562(a)             Federal National Mortgage Association REMICS,
                                   Series 1993-247, Class FA, 2.418% (11th District
                                   Cost of Funds Index + 140 bps), 12/25/23                                  122,081
            122,562(a)             Federal National Mortgage Association REMICS,
                                   Series 1993-247, Class FE, 3.216% (1 Month USD
                                   LIBOR + 100 bps), 12/25/23                                                123,771
            225,555(a)             Federal National Mortgage Association REMICS,
                                   Series 1994-40, Class FC, 2.716% (1 Month USD
                                   LIBOR + 50 bps), 3/25/24                                                  227,800
             27,545(a)             Federal National Mortgage Association REMICS,
                                   Series 1997-46, Class FA, 2.665% (1 Month USD
                                   LIBOR + 50 bps), 7/18/27                                                   27,858

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
             99,649(a)             Federal National Mortgage Association REMICS,
                                   Series 1998-21, Class F, 2.69% (1 Year T1Y +
                                   35 bps), 3/25/28                                                $          99,993
             18,070(a)             Federal National Mortgage Association REMICS,
                                   Series 1999-49, Class FB, 2.716% (1 Month USD
                                   LIBOR + 50 bps), 3/25/23                                                   18,080
             47,712(a)             Federal National Mortgage Association REMICS,
                                   Series 2000-47, Class FD, 2.766% (1 Month USD
                                   LIBOR + 55 bps), 12/25/30                                                  48,088
            197,736(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-35, Class F, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 7/25/31                                                  200,725
             84,300(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-37, Class F, 2.716% (1 Month USD
                                   LIBOR + 50 bps), 8/25/31                                                   84,656
            408,623(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-50, Class FQ, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 11/25/31                                                 414,801
            179,794(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-65, Class F, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 11/25/31                                                 182,512
            139,783(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-69, Class FA, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 7/25/31                                                  142,100
            356,030(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-72, Class FB, 3.116% (1 Month USD
                                   LIBOR + 90 bps), 12/25/31                                                 360,724
            105,039(a)             Federal National Mortgage Association REMICS,
                                   Series 2001-81, Class FL, 2.815% (1 Month USD
                                   LIBOR + 65 bps), 1/18/32                                                  106,637
            170,290(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-1, Class FC, 2.916% (1 Month USD
                                   LIBOR + 70 bps), 1/25/32                                                  173,322
          1,369,701(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-23, Class FA, 3.116% (1 Month USD
                                   LIBOR + 90 bps), 4/25/32                                                1,397,966
             89,138(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-56, Class FN, 3.216% (1 Month USD
                                   LIBOR + 100 bps), 7/25/32                                                  90,739
             37,383(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-58, Class FD, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 8/25/32                                                   37,921
            853,010(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-75, Class FD, 3.165% (1 Month USD
                                   LIBOR + 100 bps), 11/18/32                                                872,471
            175,680(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-77, Class F, 2.816% (1 Month USD
                                   LIBOR + 60 bps), 12/25/32                                                 176,985

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 67

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
            128,656(a)             Federal National Mortgage Association REMICS,
                                   Series 2002-82, Class FB, 2.716% (1 Month USD
                                   LIBOR + 50 bps), 12/25/32                                       $         129,234
            164,889(a)             Federal National Mortgage Association REMICS, Series
                                   2002-90, Class FH, 2.716% (1 Month USD LIBOR +
                                   50 bps), 9/25/32                                                          165,481
             76,487(a)             Federal National Mortgage Association REMICS, Series
                                   2002-92, Class FB, 2.866% (1 Month USD LIBOR +
                                   65 bps), 4/25/30                                                           77,507
            183,801(a)             Federal National Mortgage Association REMICS, Series
                                   2002-93, Class FH, 2.716% (1 Month USD LIBOR +
                                   50 bps), 1/25/33                                                          185,132
            150,032(a)             Federal National Mortgage Association REMICS, Series
                                   2003-7, Class FA, 2.966% (1 Month USD LIBOR +
                                   75 bps), 2/25/33                                                          152,919
            350,644(a)             Federal National Mortgage Association REMICS, Series
                                   2003-8, Class FJ, 2.566% (1 Month USD LIBOR +
                                   35 bps), 2/25/33                                                          353,189
            453,549(a)             Federal National Mortgage Association REMICS, Series
                                   2003-31, Class FM, 2.716% (1 Month USD LIBOR +
                                   50 bps), 4/25/33                                                          457,730
            189,995(a)             Federal National Mortgage Association REMICS, Series
                                   2003-42, Class JF, 2.716% (1 Month USD LIBOR +
                                   50 bps), 5/25/33                                                          190,300
            186,841(a)             Federal National Mortgage Association REMICS, Series
                                   2003-49, Class FY, 2.616% (1 Month USD LIBOR +
                                   40 bps), 6/25/23                                                          187,316
            863,845(a)             Federal National Mortgage Association REMICS, Series
                                   2003-91, Class FD, 2.716% (1 Month USD LIBOR +
                                   50 bps), 9/25/33                                                          867,626
            322,674(a)             Federal National Mortgage Association REMICS, Series
                                   2003-107, Class FD, 2.716% (1 Month USD LIBOR +
                                   50 bps), 11/25/33                                                         325,215
          3,615,852(a)             Federal National Mortgage Association REMICS, Series
                                   2003-126, Class FC, 2.516% (1 Month USD LIBOR +
                                   30 bps), 12/25/33                                                       3,617,509
            754,465(a)             Federal National Mortgage Association REMICS, Series
                                   2004-14, Class F, 2.616% (1 Month USD LIBOR +
                                   40 bps), 3/25/34                                                          756,927
          2,466,697(a)             Federal National Mortgage Association REMICS, Series
                                   2004-25, Class FA, 2.616% (1 Month USD LIBOR +
                                   40 bps), 4/25/34                                                        2,481,297
            248,711(a)             Federal National Mortgage Association REMICS, Series
                                   2004-52, Class FW, 2.616% (1 Month USD LIBOR +
                                   40 bps), 7/25/34                                                          248,810
             73,358(a)             Federal National Mortgage Association REMICS, Series
                                   2004-54, Class FN, 2.666% (1 Month USD LIBOR +
                                   45 bps), 7/25/34                                                           73,854

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
            157,736(a)             Federal National Mortgage Association REMICS, Series
                                   2004-91, Class HF, 2.516% (1 Month USD LIBOR +
                                   30 bps), 11/25/34                                               $         158,388
          1,012,584(a)             Federal National Mortgage Association REMICS, Series
                                   2005-66, Class FD, 2.516% (1 Month USD LIBOR +
                                   30 bps), 7/25/35                                                        1,014,881
            844,899(a)             Federal National Mortgage Association REMICS, Series
                                   2005-66, Class PF, 2.466% (1 Month USD LIBOR +
                                   25 bps), 7/25/35                                                          844,372
            280,065(a)             Federal National Mortgage Association REMICS, Series
                                   2005-83, Class KT, 2.516% (1 Month USD LIBOR +
                                   30 bps), 10/25/35                                                         279,893
            337,427(a)             Federal National Mortgage Association REMICS, Series
                                   2005-83, Class LF, 2.526% (1 Month USD LIBOR +
                                   31 bps), 2/25/35                                                          336,345
             62,285(a)             Federal National Mortgage Association REMICS, Series
                                   2006-11, Class FB, 2.516% (1 Month USD LIBOR +
                                   30 bps), 3/25/36                                                           61,525
            148,395(a)             Federal National Mortgage Association REMICS, Series
                                   2006-33, Class FH, 2.566% (1 Month USD LIBOR +
                                   35 bps), 5/25/36                                                          147,784
            498,491(a)             Federal National Mortgage Association REMICS, Series
                                   2006-34, Class FA, 2.526% (1 Month USD LIBOR +
                                   31 bps), 5/25/36                                                          498,069
            337,511(a)             Federal National Mortgage Association REMICS, Series
                                   2006-42, Class CF, 2.666% (1 Month USD LIBOR +
                                   45 bps), 6/25/36                                                          339,237
            129,973(a)             Federal National Mortgage Association REMICS, Series
                                   2006-56, Class FC, 2.506% (1 Month USD LIBOR +
                                   29 bps), 7/25/36                                                          129,743
             64,040(a)             Federal National Mortgage Association REMICS, Series
                                   2006-70, Class BF, 2.766% (1 Month USD LIBOR +
                                   55 bps), 8/25/36                                                           63,967
            129,654(a)             Federal National Mortgage Association REMICS, Series
                                   2006-82, Class F, 2.786% (1 Month USD LIBOR +
                                   57 bps), 9/25/36                                                          130,708
            913,310(a)             Federal National Mortgage Association REMICS, Series
                                   2006-93, Class FN, 2.616% (1 Month USD LIBOR +
                                   40 bps), 10/25/36                                                         911,424
            158,799(a)             Federal National Mortgage Association REMICS, Series
                                   2006-104, Class GF, 2.536% (1 Month USD LIBOR +
                                   32 bps), 11/25/36                                                         158,326
             67,403(a)             Federal National Mortgage Association REMICS, Series
                                   2006-115, Class BF, 2.456% (1 Month USD LIBOR +
                                   24 bps), 12/25/36                                                          67,282
            202,044(a)             Federal National Mortgage Association REMICS, Series
                                   2007-2, Class FT, 2.466% (1 Month USD LIBOR +
                                   25 bps), 2/25/37                                                          201,910

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 69

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
            208,845(a)             Federal National Mortgage Association REMICS, Series
                                   2007-7, Class FJ, 2.416% (1 Month USD LIBOR +
                                   20 bps), 2/25/37                                                $         207,294
             77,312(a)             Federal National Mortgage Association REMICS, Series
                                   2007-13, Class FA, 2.466% (1 Month USD LIBOR +
                                   25 bps), 3/25/37                                                           76,676
            189,943(a)             Federal National Mortgage Association REMICS, Series
                                   2007-24, Class FD, 2.466% (1 Month USD LIBOR +
                                   25 bps), 3/25/37                                                          190,005
            255,374(a)             Federal National Mortgage Association REMICS, Series
                                   2007-41, Class FA, 2.616% (1 Month USD LIBOR +
                                   40 bps), 5/25/37                                                          255,941
            393,098(a)             Federal National Mortgage Association REMICS, Series
                                   2007-50, Class FN, 2.456% (1 Month USD LIBOR +
                                   24 bps), 6/25/37                                                          392,224
             36,066(a)             Federal National Mortgage Association REMICS, Series
                                   2007-57, Class FA, 2.446% (1 Month USD LIBOR +
                                   23 bps), 6/25/37                                                           36,008
            122,442(a)             Federal National Mortgage Association REMICS, Series
                                   2007-58, Class FA, 2.466% (1 Month USD LIBOR +
                                   25 bps), 6/25/37                                                          121,383
            115,656(a)             Federal National Mortgage Association REMICS, Series
                                   2007-66, Class FB, 2.616% (1 Month USD LIBOR +
                                   40 bps), 7/25/37                                                          115,958
            355,336(a)             Federal National Mortgage Association REMICS, Series
                                   2007-85, Class FG, 2.716% (1 Month USD LIBOR +
                                   50 bps), 9/25/37                                                          358,437
            393,566(a)             Federal National Mortgage Association REMICS, Series
                                   2007-91, Class FB, 2.816% (1 Month USD LIBOR +
                                   60 bps), 10/25/37                                                         396,019
            163,739(a)             Federal National Mortgage Association REMICS, Series
                                   2007-92, Class OF, 2.786% (1 Month USD LIBOR +
                                   57 bps), 9/25/37                                                          165,867
             91,910(a)             Federal National Mortgage Association REMICS, Series
                                   2007-93, Class FD, 2.766% (1 Month USD LIBOR +
                                   55 bps), 9/25/37                                                           92,617
             37,691(a)             Federal National Mortgage Association REMICS, Series
                                   2007-98, Class FD, 2.666% (1 Month USD LIBOR +
                                   45 bps), 6/25/37                                                           37,864
             54,235(a)             Federal National Mortgage Association REMICS, Series
                                   2007-100, Class YF, 2.766% (1 Month USD LIBOR +
                                   55 bps), 10/25/37                                                          54,827
             70,417(a)             Federal National Mortgage Association REMICS, Series
                                   2007-103, Class AF, 3.216% (1 Month USD LIBOR +
                                   100 bps), 3/25/37                                                          71,777
            179,446(a)             Federal National Mortgage Association REMICS, Series
                                   2007-110, Class FA, 2.836% (1 Month USD LIBOR +
                                   62 bps), 12/25/37                                                         179,915

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
             67,643(a)             Federal National Mortgage Association REMICS, Series
                                   2008-6, Class FA, 2.916% (1 Month USD LIBOR +
                                   70 bps), 2/25/38                                                $          68,485
          6,937,263(a)             Federal National Mortgage Association REMICS, Series
                                   2008-7, Class FA, 2.666% (1 Month USD LIBOR +
                                   45 bps), 2/25/38                                                        6,949,157
            256,574(a)             Federal National Mortgage Association REMICS, Series
                                   2008-88, Class FA, 3.436% (1 Month USD LIBOR +
                                   122 bps), 10/25/38                                                        262,482
             75,484(a)             Federal National Mortgage Association REMICS, Series
                                   2009-113, Class FB, 2.766% (1 Month USD LIBOR +
                                   55 bps), 1/25/40                                                           76,293
             99,030                Federal National Mortgage Association REMICS, Series
                                   2010-17, Class DE, 3.5%, 6/25/21                                           99,045
             22,654(a)             Federal National Mortgage Association REMICS, Series
                                   2010-38, Class F, 2.516% (1 Month USD LIBOR +
                                   30 bps), 4/25/25                                                           22,642
            104,545(a)             Federal National Mortgage Association REMICS, Series
                                   2010-43, Class FD, 2.816% (1 Month USD LIBOR +
                                   60 bps), 5/25/40                                                          105,850
            179,417(a)             Federal National Mortgage Association REMICS, Series
                                   2010-43, Class IF, 2.716% (1 Month USD LIBOR +
                                   50 bps), 5/25/40                                                          179,966
            604,598(a)             Federal National Mortgage Association REMICS, Series
                                   2010-59, Class FP, 2.666% (1 Month USD LIBOR +
                                   45 bps), 9/25/39                                                          605,354
              5,251                Federal National Mortgage Association REMICS, Series
                                   2010-83, Class AK, 3.0%, 11/25/18                                           5,244
            342,842(a)             Federal National Mortgage Association REMICS, Series
                                   2011-19, Class FM, 2.766% (1 Month USD LIBOR +
                                   55 bps), 5/25/40                                                          346,273
             99,182                Federal National Mortgage Association REMICS, Series
                                   2011-58, Class AC, 2.5%, 6/25/24                                           99,024
          3,455,957(a)             Federal National Mortgage Association REMICS, Series
                                   2011-74, Class FQ, 2.516% (1 Month USD LIBOR +
                                   30 bps), 12/25/33                                                       3,442,817
            31,263(a)              Federal National Mortgage Association REMICS, Series
                                   2011-111, Class DF, 2.616% (1 Month USD LIBOR +
                                   40 bps), 12/25/38                                                          31,334
            244,692(a)             Federal National Mortgage Association REMICS, Series
                                   2012-40, Class PF, 2.716% (1 Month USD LIBOR +
                                   50 bps), 4/25/42                                                          246,310
          2,192,783(a)             Federal National Mortgage Association Trust, Series
                                   2003-W6, Class F, 2.415% (1 Month USD LIBOR +
                                   35 bps), 9/25/42                                                        2,181,493
            899,360(a)             Federal National Mortgage Association Trust, Series
                                   2005-W3, Class 2AF, 2.436% (1 Month USD LIBOR +
                                   22 bps), 3/25/45                                                          895,394

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 71

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
             72,682(c)             Federal National Mortgage Association Trust, Series
                                   2005-W3, Class 3A, 3.819%, 4/25/45                              $          72,907
            124,291(c)             Federal National Mortgage Association Trust, Series
                                   2005-W4, Class 3A, 3.752%, 6/25/45                                        131,286
            914,143(a)             Federal National Mortgage Association Whole Loan,
                                   Series 2007-W1, Class 1AF1, 2.476% (1 Month USD
                                   LIBOR + 26 bps), 11/25/46                                                 915,640
            248,233(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2016-DNA1, Class M2, 5.116% (1 Month USD
                                   LIBOR + 290 bps), 7/25/28                                                 254,283
          1,450,867(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2016-DNA2, Class M2, 4.416% (1 Month USD
                                   LIBOR + 220 bps), 10/25/28                                              1,464,610
            750,000(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2016-DNA4, Class M2, 3.516% (1 Month USD
                                   LIBOR + 130 bps), 3/25/29                                                 757,047
            369,880(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2016-HQA4, Class M1, 3.016% (1 Month USD
                                   LIBOR + 80 bps), 4/25/29                                                  370,144
          5,954,051(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2017-DNA2, Class M1, 3.416% (1 Month USD
                                   LIBOR + 120 bps), 10/25/29                                              6,020,012
          3,318,074(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2017-HQA1, Class M1, 3.416% (1 Month USD
                                   LIBOR + 120 bps), 8/25/29                                               3,340,447
          1,419,438(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2017-HQA2, Class M1, 3.016% (1 Month USD
                                   LIBOR + 80 bps), 12/25/29                                               1,422,756
         15,019,825(a)             Freddie Mac Structured Agency Credit Risk Debt Notes,
                                   Series 2018-HQA1, Class M1, 2.916% (1 Month USD
                                   LIBOR + 70 bps), 9/25/30                                               15,050,669
            963,380(a)             FREMF Mortgage Trust, Series 2014-KF04, Class B,
                                   5.364% (1 Month USD LIBOR + 325 bps),
                                   6/25/21 (144A)                                                            970,509
          1,715,812(a)             FREMF Mortgage Trust, Series 2014-KF05, Class B,
                                   6.114% (1 Month USD LIBOR + 400 bps),
                                   9/25/22 (144A)                                                          1,819,557
          3,584,567(a)             FREMF Mortgage Trust, Series 2014-KS02, Class B,
                                   7.114% (1 Month USD LIBOR + 500 bps),
                                   8/25/23 (144A)                                                          3,671,278
          3,902,243(a)             FREMF Mortgage Trust, Series 2015-KLSF, Class B,
                                   6.514% (1 Month USD LIBOR + 440 bps),
                                   11/25/22 (144A)                                                         4,041,697
            110,363(a)             Government National Mortgage Association, Series
                                   2001-28, Class FB, 2.658% (1 Month USD LIBOR +
                                   50 bps), 6/16/31                                                          111,182
            427,147(a)             Government National Mortgage Association, Series
                                   2001-49, Class FC, 2.558% (1 Month USD LIBOR +
                                   40 bps), 12/16/25                                                         428,748

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------

                                   GOVERNMENT -- (continued)
          1,082,509(a)             Government National Mortgage Association, Series
                                   2002-21, Class FV, 2.558% (1 Month USD LIBOR +
                                   40 bps), 3/16/32                                                $       1,088,245
            120,426(a)             Government National Mortgage Association, Series
                                   2002-24, Class FR, 2.708% (1 Month USD LIBOR +
                                   55 bps), 4/16/32                                                          121,449
            511,578(a)             Government National Mortgage Association, Series
                                   2002-31, Class FE, 2.658% (1 Month USD LIBOR +
                                   50 bps), 4/16/30                                                          514,740
            246,241(a)             Government National Mortgage Association, Series
                                   2003-7, Class FB, 2.358% (1 Month USD LIBOR +
                                   20 bps), 1/16/33                                                          246,761
            585,600(a)             Government National Mortgage Association, Series
                                   2005-3, Class FC, 2.408% (1 Month USD LIBOR +
                                   25 bps), 1/16/35                                                          584,877
          9,944,214(a)             Government National Mortgage Association, Series
                                   2005-7, Class AF, 2.388% (1 Month USD LIBOR +
                                   23 bps), 2/16/35                                                        9,884,892
            556,578(a)             Government National Mortgage Association, Series
                                   2005-16, Class FA, 2.415% (1 Month USD LIBOR +
                                   25 bps), 2/20/35                                                          553,416
            188,166(a)             Government National Mortgage Association, Series
                                   2008-69, Class FA, 2.665% (1 Month USD LIBOR +
                                   50 bps), 8/20/38                                                          189,691
            192,604(a)             Government National Mortgage Association, Series
                                   2009-66, Class UF, 3.158% (1 Month USD LIBOR +
                                   100 bps), 8/16/39                                                         197,327
          1,064,035(a)             Government National Mortgage Association, Series
                                   2009-88, Class MF, 2.765% (1 Month USD LIBOR +
                                   60 bps), 7/20/39                                                        1,073,294
            149,614(a)             Government National Mortgage Association, Series
                                   2009-92, Class FJ, 2.838% (1 Month USD LIBOR +
                                   68 bps), 10/16/39                                                         151,691
             99,278(a)             Government National Mortgage Association, Series
                                   2010-17, Class AF, 2.565% (1 Month USD LIBOR +
                                   40 bps), 10/20/38                                                          99,448
             68,225                Government National Mortgage Association, Series
                                   2010-115, Class YA, 3.0%, 2/16/24                                          68,203
            408,353                Government National Mortgage Association, Series
                                   2010-138, Class PE, 3.0%, 8/20/38                                         403,758
          8,632,022(a)             Government National Mortgage Association, Series
                                   2017-4, Class FC, 2.454% (1 Month USD LIBOR +
                                   35 bps), 1/20/47                                                        8,653,441
            495,152(a)             NCUA Guaranteed Notes Trust, Series 2011-C1,
                                   Class 2A, 2.651% (1 Month USD LIBOR +
                                   53 bps), 3/9/21                                                           494,356
                                                                                                   -----------------
                                   Total Government                                                $     140,153,923
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 73

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.1%
                                   Property & Casualty Insurance -- 0.1%
          4,500,000(a)             BTH-13 Mortgage Backed Securities Trust, Series
                                   2018-13, Class A, 4.621% (1 Month USD LIBOR +
                                   250 bps), 8/18/21 (144A)                                        $       4,504,229
                                                                                                   -----------------
                                   Total Insurance                                                 $       4,504,229
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $1,296,196,739)                                           $   1,296,311,662
--------------------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 22.7% of Net Assets
                                   AUTOMOBILES & COMPONENTS -- 1.1%
                                   Automobile Manufacturers -- 1.1%
          2,650,000(a)             Daimler Finance North America LLC, 2.959% (3 Month
                                   USD LIBOR + 62 bps), 10/30/19 (144A)                            $       2,661,366
          4,005,000(a)             Ford Motor Credit Co., LLC, 2.779% (3 Month USD
                                   LIBOR + 43 bps), 11/2/20                                                3,971,011
          2,500,000(a)             Ford Motor Credit Co., LLC, 3.085% (3 Month USD
                                   LIBOR + 88 bps), 10/12/21                                               2,476,856
          5,295,000(a)             Ford Motor Credit Co., LLC, 3.164% (3 Month USD
                                   LIBOR + 83 bps), 3/12/19                                                5,300,335
            780,000(a)             Ford Motor Credit Co., LLC, 3.271% (3 Month USD
                                   LIBOR + 93 bps), 11/4/19                                                  781,974
          2,980,000(a)             Ford Motor Credit Co., LLC, 3.339% (3 Month USD
                                   LIBOR + 100 bps), 1/9/20                                                2,991,574
          3,530,000(a)             Nissan Motor Acceptance Corp., 2.727% (3 Month USD
                                   LIBOR + 39 bps), 7/13/20 (144A)                                         3,533,333
          1,970,000(a)             Nissan Motor Acceptance Corp., 2.776% (3 Month USD
                                   LIBOR + 39 bps), 9/28/20 (144A)                                         1,968,557
          2,650,000(a)             Nissan Motor Acceptance Corp., 2.854% (3 Month USD
                                   LIBOR + 52 bps), 9/13/19 (144A)                                         2,656,481
          6,750,000(a)             Nissan Motor Acceptance Corp., 2.854% (3 Month USD
                                   LIBOR + 52 bps), 3/15/21 (144A)                                         6,762,518
          1,000,000(a)             Nissan Motor Acceptance Corp., 3.337% (3 Month USD
                                   LIBOR + 101 bps), 3/8/19 (144A)                                         1,003,609
          2,600,000(a)             Toyota Motor Credit Corp., 2.508% (3 Month USD
                                   LIBOR + 17 bps), 9/18/20                                                2,599,761
          3,205,000(a)             Toyota Motor Credit Corp., 2.596% (3 Month USD
                                   LIBOR + 26 bps), 4/17/20                                                3,210,398
          3,000,000(a)             Toyota Motor Credit Corp., 2.704% (3 Month USD
                                   LIBOR + 37 bps), 3/12/20                                                3,009,860
          3,063,000(a)             Toyota Motor Credit Corp., 2.773% (3 Month USD
                                   LIBOR + 44 bps), 10/18/19                                               3,076,950
          4,400,000(a)             Toyota Motor Credit Corp., 3.142% (3 Month USD
                                   LIBOR + 82 bps), 2/19/19                                                4,413,783
          6,525,000                Volkswagen Group of America Finance LLC, 2.125%,
                                   5/23/19 (144A)                                                          6,491,768
                                                                                                   -----------------
                                   Total Automobiles & Components                                  $      56,910,134
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   BANKS -- 8.4%
                                   Diversified Banks -- 6.5%
         16,330,000(a)             ABN AMRO Bank NV, 2.973% (3 Month USD LIBOR +
                                   64 bps), 1/18/19 (144A)                                         $      16,355,801
          4,155,000                Bank of America Corp., 2.6%, 1/15/19                                    4,154,338
          6,142,000(a)             Bank of America Corp., 3.266% (3 Month USD LIBOR +
                                   87 bps),4/1/19                                                          6,167,647
          6,585,000(a)             Bank of America Corp., 3.379% (3 Month USD LIBOR +
                                   104 bps), 1/15/19                                                       6,604,340
          3,100,000(a)             Bank of America Corp., 3.508% (3 Month USD LIBOR +
                                   116 bps), 1/20/23                                                       3,152,431
          9,478,000                Bank of Montreal, 1.5%, 7/18/19                                         9,380,075
          1,300,000                Bank of Montreal, 1.75%, 9/11/19                                        1,286,236
          1,525,000(a)             Bank of Montreal, 2.774% (3 Month USD LIBOR +
                                   44 bps), 6/15/20                                                        1,531,146
          2,540,000(a)             Bank of Montreal, 2.983% (3 Month USD LIBOR +
                                   65 bps), 7/18/19                                                        2,551,963
          6,270,000                Bank of Nova Scotia, 1.65%, 6/14/19                                     6,224,572
          7,105,000                Banque Federative du Credit Mutuel SA, 2.5%,
                                   10/29/18 (144A)                                                         7,106,401
          4,290,000                Banque Federative du Credit Mutuel SA, 2.75%,
                                   1/22/19 (144A)                                                          4,290,568
          3,930,000(a)             Banque Federative du Credit Mutuel SA, 2.838%
                                   (3 Month USD LIBOR + 49 bps), 7/20/20 (144A)                            3,943,633
         11,550,000                BPCE SA, 2.5%, 7/15/19                                                 11,495,253
          4,450,000                Canadian Imperial Bank of Commerce, 1.6%, 9/6/19                        4,399,431
          2,610,000(a)             Canadian Imperial Bank of Commerce, 2.843%
                                   (3 Month USD LIBOR + 52 bps), 9/6/19                                    2,620,149
          3,800,000(a)             Citibank NA, 2.597% (3 Month USD LIBOR +
                                   26 bps), 9/18/19                                                        3,806,274
          4,450,000(a)             Citibank NA, 2.663% (3 Month USD LIBOR +
                                   32 bps), 5/1/20                                                         4,457,324
          4,850,000(a)             Citibank NA, 2.917% (3 Month USD LIBOR +
                                   57 bps), 7/23/21                                                        4,876,761
          4,100,000(a)             Citigroup, Inc., 3.121% (3 Month USD LIBOR +
                                   79 bps), 1/10/20                                                        4,128,493
          1,500,000(a)             Citigroup, Inc., 3.247% (3 Month USD LIBOR +
                                   93 bps), 6/7/19                                                         1,508,005
          4,630,000                Citizens Bank NA, 2.5%, 3/14/19                                         4,625,618
          3,840,000(a)             Citizens Bank NA, 2.861% (3 Month USD LIBOR +
                                   54 bps), 3/2/20                                                         3,851,986
          4,410,000(a)             Citizens Bank NA, 2.881% (3 Month USD LIBOR + 57
                                   bps), 5/26/20                                                           4,423,568
          3,685,000                Cooperatieve Rabobank UA, 1.375%, 8/9/19                                3,639,198
          4,470,000(a)             Cooperatieve Rabobank UA, 2.765% (3 Month USD
                                   LIBOR + 43 bps), 4/26/21                                                4,479,396
          7,295,000(a)             Cooperatieve Rabobank UA, 2.851% (3 Month USD
                                   LIBOR + 51 bps), 8/9/19                                                 7,322,621

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 75

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
         11,340,000(a)             Danske Bank AS, 2.903% (3 Month USD LIBOR +
                                   58 bps), 9/6/19 (144A)                                          $      11,351,257
          3,325,000                Discover Bank, 2.6%, 11/13/18                                           3,324,763
         14,546,000(a)             DNB Bank ASA, 2.766% (3 Month USD LIBOR +
                                   37 bps), 10/2/20 (144A)                                                14,595,402
          6,275,000(a)             Federation des Caisses Desjardins du Quebec, 2.669%
                                   (3 Month USD LIBOR + 33 bps), 10/30/20 (144A)                           6,286,706
          5,740,000                Fifth Third Bank, 1.625%, 9/27/19                                       5,669,556
          6,770,000(a)             HSBC Holdings Plc, 2.922% (3 Month USD LIBOR +
                                   60 bps), 5/18/21                                                        6,783,111
          7,780,000(a)             HSBC Holdings Plc, 2.984% (3 Month USD LIBOR +
                                   65 bps), 9/11/21                                                        7,789,896
          3,860,000                ING Bank NV, 2.0%, 11/26/18 (144A)                                      3,856,805
          5,320,000                ING Bank NV, 2.3%, 3/22/19 (144A)                                       5,308,716
            100,000(a)             ING Bank NV, 2.924% (3 Month USD LIBOR + 61 bps),
                                   8/15/19 (144A)                                                            100,290
            700,000(a)             ING Bank NV, 3.282% (3 Month USD LIBOR + 97 bps),
                                   8/17/20 (144A)                                                            707,964
          2,675,000(a)             ING Bank NV, 3.496% (3 Month USD LIBOR +
                                   113 bps), 3/22/19 (144A)                                                2,688,257
          4,230,000                JPMorgan Chase & Co., 2.35%, 1/28/19                                    4,226,330
          4,260,000(a)             JPMorgan Chase Bank NA, 2.588% (3 Month USD
                                   LIBOR + 25 bps), 2/13/20                                                4,262,303
          4,470,000(a)             JPMorgan Chase Bank NA, 2.675% (3 Month USD
                                   LIBOR + 34 bps), 4/26/21                                                4,474,045
         10,380,000(a)             Lloyds Bank Plc, 2.833% (3 Month USD LIBOR +
                                   49 bps), 5/7/21                                                        10,416,164
          7,185,000(a)             Mitsubishi UFJ Financial Group, Inc., 2.985% (3 Month
                                   USD LIBOR + 65 bps), 7/26/21                                            7,215,804
          2,800,000(a)             Mizuho Bank, Ltd., 3.538% (3 Month USD LIBOR +
                                   119 bps), 10/20/18 (144A)                                               2,801,582
          5,075,000                Mizuho Financial Group, Inc., 2.273%, 9/13/21                           4,882,923
          4,442,000(a)             Nordea Bank AB, 2.787% (3 Month USD LIBOR +
                                   47 bps), 5/29/20 (144A)                                                 4,458,098
          4,515,000(a)             Nordea Bank AB, 3.006% (3 Month USD LIBOR +
                                   62 bps), 9/30/19 (144A)                                                 4,536,714
          3,500,000(a)             Royal Bank of Canada, 2.557% (3 Month USD LIBOR +
                                   24 bps), 8/29/19                                                        3,505,668
          3,960,000(a)             Royal Bank of Canada, 2.575% (3 Month USD LIBOR +
                                   24 bps), 10/26/20                                                       3,960,915
          3,115,000(a)             Royal Bank of Canada, 2.701% (3 Month USD LIBOR +
                                   38 bps), 3/2/20                                                         3,125,200
          2,500,000(a)             Royal Bank of Canada, 2.819% (3 Month USD LIBOR +
                                   48 bps), 7/29/19                                                        2,508,043
          5,435,000(a)             Skandinaviska Enskilda Banken AB, 2.742% (3 Month
                                   USD LIBOR + 43 bps), 5/17/21 (144A)                                     5,442,098

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
          9,025,000(a)             Skandinaviska Enskilda Banken AB, 2.904% (3 Month
                                   USD LIBOR + 57 bps), 9/13/19 (144A)                             $       9,062,383
          3,950,000(a)             Sumitomo Mitsui Banking Corp., 2.643% (3 Month
                                   USD LIBOR + 31 bps), 10/18/19                                           3,954,700
          4,345,000(a)             Sumitomo Mitsui Banking Corp., 2.686% (3 Month
                                   USD LIBOR + 35 bps), 1/17/20                                            4,352,882
          6,445,000(a)             Sumitomo Mitsui Banking Corp., 2.873% (3 Month
                                   USD LIBOR + 54 bps), 1/11/19                                            6,453,227
          3,279,000(a)             Sumitomo Mitsui Banking Corp., 3.012% (3 Month
                                   USD LIBOR + 67 bps), 10/19/18                                           3,280,130
          3,115,000(a)             Sumitomo Mitsui Trust Bank, Ltd., 2.833% (3 Month
                                   USD LIBOR + 51 bps), 3/6/19 (144A)                                      3,119,472
          5,700,000(a)             Svenska Handelsbanken AB, 2.687% (3 Month USD
                                   LIBOR + 36 bps), 9/8/20                                                 5,710,936
          3,750,000(a)             Svenska Handelsbanken AB, 2.813% (3 Month USD
                                   LIBOR + 49 bps), 9/6/19                                                 3,762,080
          6,845,000(a)             Svenska Handelsbanken AB, 2.824% (3 Month USD
                                   LIBOR + 49 bps), 6/17/19                                                6,865,540
          4,550,000                Toronto-Dominion Bank, 1.9%, 10/24/19                                   4,503,400
          4,145,000(a)             Toronto-Dominion Bank, 2.753% (3 Month USD
                                   LIBOR + 42 bps), 1/18/19                                                4,149,916
          2,600,000(a)             Toronto-Dominion Bank, 2.988% (3 Month USD
                                   LIBOR + 65 bps), 8/13/19                                                2,612,837
          4,000,000(a)             UBS AG, 2.801% (3 Month USD LIBOR + 48 bps),
                                   12/1/20 (144A)                                                          4,006,300
          3,650,000(a)             US Bancorp, 2.735% (3 Month USD LIBOR +
                                   40 bps), 4/25/19                                                        3,655,868
          3,795,000(a)             Wells Fargo & Co., 3.019% (3 Month USD LIBOR +
                                   68 bps), 1/30/20                                                        3,819,785
          3,125,000(a)             Wells Fargo & Co., 3.452% (3 Month USD LIBOR +
                                   111 bps), 1/24/23                                                       3,164,000
          4,450,000(a)             Wells Fargo & Co., 3.661% (3 Month USD LIBOR +
                                   134 bps), 3/4/21                                                        4,551,170
                                                                                                   -----------------
                                                                                                   $     349,686,464
--------------------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 1.8%
          3,970,000(a)             BB&T Corp., 2.563% (3 Month USD LIBOR +
                                   22 bps), 2/1/21                                                 $       3,963,894
          3,065,000(a)             BB&T Corp., 3.054% (3 Month USD LIBOR +
                                   72 bps), 1/15/20                                                        3,085,313
          2,600,000                Branch Banking & Trust Co., 1.45%, 5/10/19                              2,582,009
          3,000,000(a)             Branch Banking & Trust Co., 2.789% (3 Month USD
                                   LIBOR + 45 bps), 1/15/20                                                3,011,002
          2,600,000                Capital One NA, 1.85%, 9/13/19                                          2,571,607
          4,000,000(a)             Capital One NA, 3.099% (3 Month USD LIBOR +
                                   77 bps), 9/13/19                                                        4,018,162
          8,270,000                Credit Suisse AG, 2.3%, 5/28/19                                         8,244,161
          4,765,000                Credit Suisse AG, 5.3%, 8/13/19                                         4,860,468

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 77

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Regional Banks -- (continued)
          4,005,000(a)             Fifth Third Bank, 2.589% (3 Month USD LIBOR +
                                   25 bps), 10/30/20                                               $       4,003,766
            455,000(a)             Fifth Third Bank, 2.971% (3 Month USD LIBOR +
                                   59 bps), 9/27/19                                                          456,045
          1,156,000                KeyBank NA, 1.6%, 8/22/19                                               1,143,590
          1,995,000                KeyBank NA, 2.5%, 12/15/19                                              1,984,327
          4,410,000                Manufacturers & Traders Trust Co., 2.25%, 7/25/19                       4,390,286
          6,300,000                Manufacturers & Traders Trust Co., 2.3%, 1/30/19                        6,294,406
          9,680,000(a)             PNC Bank NA, 2.717% (3 Month USD LIBOR +
                                   40 bps), 12/7/18                                                        9,686,244
          7,800,000(a)             SunTrust Bank, 2.872% (3 Month USD LIBOR +
                                   53 bps), 1/31/20                                                        7,827,149
          9,635,000(a)             UBS AG, 2.959% (3 Month USD LIBOR +
                                   64 bps), 8/14/19                                                        9,678,321
          3,960,000(a)             US Bank NA, 2.487% (3 Month USD LIBOR +
                                   14 bps), 10/23/20                                                       3,958,189
          4,450,000(a)             US Bank NA, 2.655% (3 Month USD LIBOR +
                                   32 bps), 4/26/21                                                        4,466,319
          2,965,000(a)             US Bank NA, 2.662% (3 Month USD LIBOR +
                                   32 bps), 1/24/20                                                        2,972,576
          1,055,000(a)             US Bank NA, 2.745% (3 Month USD LIBOR +
                                   41 bps), 4/26/19                                                        1,056,808
          3,224,000(a)             Wells Fargo Bank NA, 2.569% (3 Month USD LIBOR +
                                   23 bps), 1/15/20                                                        3,228,462
          3,775,000(a)             Wells Fargo Bank NA, 2.912% (3 Month USD LIBOR +
                                   60 bps), 5/24/19                                                        3,787,234
                                                                                                   -----------------
                                                                                                   $      97,270,338
--------------------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.1%
          4,940,000(a)             Zoetis, Inc., 2.762% (3 Month USD LIBOR +
                                   44 bps), 8/20/21                                                $       4,948,531
                                                                                                   -----------------
                                   Total Banks                                                     $     451,905,333
--------------------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.0%
                                   Aerospace & Defense -- 0.3%
          6,680,000                Boeing Co., 6.0%, 3/15/19                                       $       6,778,046
          9,335,000(a)             United Technologies Corp., 2.693% (3 Month USD
                                   LIBOR + 35 bps), 11/1/19                                                9,358,936
            905,000(a)             United Technologies Corp., 2.965% (3 Month USD
                                   LIBOR + 65 bps), 8/16/21                                                  907,406
                                                                                                   -----------------
                                                                                                   $      17,044,388
--------------------------------------------------------------------------------------------------------------------
                                   Construction Machinery & Heavy Trucks -- 0.4%
          5,495,000(a)             Caterpillar Financial Services Corp., 2.494% (3 Month
                                   USD LIBOR + 18 bps), 5/15/20                                    $       5,501,185
          4,480,000(a)             Caterpillar Financial Services Corp., 2.564% (3 Month
                                   USD LIBOR + 23 bps), 3/15/21                                            4,487,320

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Construction Machinery & Heavy Trucks -- (continued)
          2,600,000(a)             Caterpillar Financial Services Corp., 2.597% (3 Month
                                   USD LIBOR + 28 bps), 9/7/21                                     $       2,602,220
          7,295,000(a)             John Deere Capital Corp., 2.587% (3 Month USD
                                   LIBOR + 26 bps), 9/10/21                                                7,294,147
                                                                                                   -----------------
                                                                                                   $      19,884,872
--------------------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.2%
          7,125,000(a)             General Electric Co., 2.959% (3 Month USD LIBOR +
                                   62 bps), 1/9/20                                                 $       7,149,150
            780,000(a)             General Electric Co., 3.139% (3 Month USD LIBOR +
                                   80 bps), 4/15/20                                                          783,647
          2,600,000                General Electric Co., 6.0%, 8/7/19                                      2,667,375
                                                                                                   -----------------
                                                                                                   $      10,600,172
--------------------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.1%
          1,400,000(a)             Aviation Capital Group LLC, 3.013% (3 Month USD
                                   LIBOR + 67 bps), 7/30/21 (144A)                                 $       1,404,909
          5,010,000(a)             GATX Corp., 3.061% (3 Month USD LIBOR +
                                   72 bps), 11/5/21                                                        5,020,962
                                                                                                   -----------------
                                                                                                   $       6,425,871
                                                                                                   -----------------
                                   Total Capital Goods                                             $      53,955,303
--------------------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 2.6%
                                   Asset Management & Custody Banks -- 0.4%
          6,138,000                Bank of New York Mellon Corp., 2.2%, 5/15/19                    $       6,121,796
          2,405,000                Bank of New York Mellon Corp., 2.3%, 9/11/19                            2,393,359
          2,960,000(a)             Bank of New York Mellon Corp., 2.811% (3 Month
                                   USD LIBOR + 48 bps), 9/11/19                                            2,971,509
          4,015,000                Bank of New York Mellon Corp., 5.45%, 5/15/19                           4,082,318
          2,635,000(a)             Mizuho Securities USA LLC, 2.566% (3 Month USD
                                   LIBOR + 20 bps), 9/24/19 (144A)                                         2,634,742
          3,000,000(a)             State Street Corp., 3.222% (3 Month USD LIBOR +
                                   90 bps), 8/18/20                                                        3,040,889
                                                                                                   -----------------
                                                                                                   $      21,244,613
--------------------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 1.2%
          3,970,000(a)             American Express Co., 2.669% (3 Month USD LIBOR +
                                   33 bps), 10/30/20                                               $       3,971,711
          4,430,000(a)             American Express Credit Corp., 2.678% (3 Month
                                   USD LIBOR + 33 bps), 5/3/19                                             4,435,983
          3,115,000(a)             American Express Credit Corp., 2.751% (3 Month
                                   USD LIBOR + 43 bps), 3/3/20                                             3,125,714
          3,085,000(a)             American Express Credit Corp., 2.909% (3 Month
                                   USD LIBOR + 57 bps), 10/30/19                                           3,098,961
          4,366,000                American Honda Finance Corp., 1.2%, 7/12/19                             4,313,776
          1,810,000(a)             American Honda Finance Corp., 2.497% (3 Month
                                   USD LIBOR + 15 bps), 1/22/19                                            1,810,834

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 79

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- (continued)
          4,275,000(a)             American Honda Finance Corp., 2.548% (3 Month
                                   USD LIBOR + 21 bps), 2/12/21                                    $       4,275,529
          4,810,000(a)             American Honda Finance Corp., 2.594% (3 Month
                                   USD LIBOR + 26 bps), 6/16/20                                            4,818,756
          2,000,000(a)             American Honda Finance Corp., 2.659% (3 Month
                                   USD LIBOR + 34 bps), 2/14/20                                            2,005,067
          7,500,000(a)             BMW US Capital LLC, 2.689% (3 Month USD LIBOR +
                                   37 bps), 8/14/20 (144A)                                                 7,524,157
          4,005,000(a)             Capital One Financial Corp., 2.789% (3 Month USD
                                   LIBOR + 45 bps), 10/30/20                                               3,996,933
          2,245,000                General Motors Financial Co., Inc., 2.4%, 5/9/19                        2,239,117
          2,323,000(a)             General Motors Financial Co., Inc., 3.791% (3 Month
                                   USD LIBOR + 145 bps), 5/9/19                                            2,337,269
          9,320,000(a)             General Motors Financial Co., Inc., 4.399% (3 Month
                                   USD LIBOR + 206 bps), 1/15/19                                           9,366,415
          4,680,000(a)             PACCAR Financial Corp., 2.601% (3 Month USD
                                   LIBOR + 26 bps), 5/10/21                                                4,688,425
                                                                                                   -----------------
                                                                                                   $      62,008,647
--------------------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.7%
          9,935,000(a)             Charles Schwab Corp., 2.632% (3 Month USD
                                   LIBOR + 32 bps), 5/21/21                                        $       9,956,721
          2,703,000(a)             Goldman Sachs Group, Inc., 3.367% (3 Month USD
                                   LIBOR + 102 bps), 10/23/19                                              2,727,150
          3,325,000(a)             Goldman Sachs Group, Inc., 3.414% (3 Month USD
                                   LIBOR + 110 bps), 11/15/18                                              3,329,095
          4,420,000                Goldman Sachs Group, Inc., 7.5%, 2/15/19                                4,496,704
          3,945,000                Macquarie Group, Ltd., 3.0%, 12/3/18 (144A)                             3,947,972
            429,000                Macquarie Group, Ltd., 7.625%, 8/13/19 (144A)                             444,986
          3,130,000(a)             Morgan Stanley, 3.192% (3 Month USD LIBOR +
                                   85 bps), 1/24/19                                                        3,137,606
          7,360,000(a)             Morgan Stanley, 3.718% (3 Month USD LIBOR +
                                   138 bps), 2/1/19                                                        7,391,530
                                                                                                   -----------------
                                                                                                   $      35,431,764
--------------------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.1%
          3,600,000(a)             Berkshire Hathaway Finance Corp., 2.574% (3 Month
                                   USD LIBOR + 26 bps), 8/15/19                                    $       3,608,299
--------------------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
                  3(a)             Ambac LSNI LLC, 7.396% (3 Month USD LIBOR +
                                   500 bps), 2/12/23 (144A)                                        $               3
          4,720,000                MassMutual Global Funding II, 1.55%,
                                   10/11/19 (144A)                                                         4,663,963
          7,617,000                Moody's Corp., 2.75%, 7/15/19                                           7,609,677
                                                                                                   -----------------
                                                                                                   $      12,273,643
                                                                                                   -----------------
                                   Total Diversified Financials                                    $     134,566,966
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   ENERGY -- 1.1%
                                   Integrated Oil & Gas -- 0.6%
          2,580,000                BP Capital Markets Plc, 1.676%, 5/3/19                          $       2,565,097
          1,000,000                BP Capital Markets Plc, 1.768%, 9/19/19                                   989,619
          4,805,000                BP Capital Markets Plc, 2.237%, 5/10/19                                 4,793,173
          1,013,000(a)             BP Capital Markets Plc, 2.881% (3 Month USD
                                   LIBOR + 54 bps), 5/10/19                                                1,015,941
          2,616,000(a)             BP Capital Markets Plc, 3.204% (3 Month USD
                                   LIBOR + 87 bps), 9/16/21                                                2,668,987
          1,383,000                Chevron Corp., 1.686%, 2/28/19                                          1,377,856
          3,115,000(a)             Chevron Corp., 2.531% (3 Month USD LIBOR +
                                   21 bps), 3/3/20                                                         3,122,262
          1,385,000(a)             Chevron Corp., 2.825% (3 Month USD LIBOR +
                                   51 bps), 11/16/18                                                       1,385,890
          3,652,000(a)             Chevron Corp., 3.265% (3 Month USD LIBOR +
                                   95 bps), 5/16/21                                                        3,727,326
          3,132,000(a)             Shell International Finance BV, 2.684% (3 Month
                                   USD LIBOR + 35 bps), 9/12/19                                            3,141,913
          7,715,000(a)             Shell International Finance BV, 2.921% (3 Month
                                   USD LIBOR + 58 bps), 11/10/18                                           7,720,272
                                                                                                   -----------------
                                                                                                   $      32,508,336
--------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.1%
          4,255,000                Schlumberger Holdings Corp., 2.35%, 12/21/18 (144A)             $       4,253,044
--------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.1%
          4,380,000(a)             Phillips 66, 2.911% (3 Month USD LIBOR +
                                   60 bps), 2/26/21                                                $       4,385,415
--------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.3%
          8,170,000                Enable Midstream Partners LP, 2.4%, 5/15/19                     $       8,135,740
          4,750,000                TransCanada PipeLines, Ltd., 2.125%, 11/15/19                           4,699,817
          4,088,000                TransCanada PipeLines, Ltd., 7.125%, 1/15/19                            4,138,612
                                                                                                   -----------------
                                                                                                   $      16,974,169
                                                                                                   -----------------
                                   Total Energy                                                    $      58,120,964
--------------------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.4%
                                   Drug Retail -- 0.3%
         15,575,000(a)             CVS Health Corp., 2.957% (3 Month USD LIBOR +
                                   63 bps), 3/9/20                                                 $      15,655,186
--------------------------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.1%
          6,590,000(a)             Alimentation Couche-Tard, Inc., 2.834% (3 Month USD
                                   LIBOR + 50 bps), 12/13/19 (144A)                                $       6,590,584
                                                                                                   -----------------
                                   Total Food & Staples Retailing                                  $      22,245,770
--------------------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.2%
                                   Brewers -- 0.1%
          3,569,000(a)             Anheuser-Busch InBev Finance, Inc., 2.743% (3 Month
                                   USD LIBOR + 40 bps), 2/1/19                                     $       3,573,213
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 81

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 0.0%+
            900,000(a)             Tyson Foods, Inc., 2.871% (3 Month USD LIBOR +
                                   55 bps), 6/2/20                                                 $         902,676
--------------------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.1%
          3,635,000(a)             BAT Capital Corp., 2.909% (3 Month USD LIBOR +
                                   59 bps), 8/14/20 (144A)                                         $       3,647,871
          3,990,000                Philip Morris International, Inc., 1.375%, 2/25/19                      3,969,802
                                                                                                   -----------------
                                                                                                   $       7,617,673
                                                                                                   -----------------
                                   Total Food, Beverage & Tobacco                                  $      12,093,562
--------------------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                   Health Care Distributors -- 0.2%
          7,260,000                Cardinal Health, Inc., 1.948%, 6/14/19                          $       7,219,219
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Equipment -- 0.1%
          3,990,000(a)             Becton Dickinson & Co., 3.261% (3 Month USD
                                   LIBOR + 88 bps), 12/29/20                                       $       3,995,913
          2,680,000(a)             Medtronic, Inc., 3.134% (3 Month USD LIBOR +
                                   80 bps), 3/15/20                                                        2,705,058
                                                                                                   -----------------
                                                                                                   $       6,700,971
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.1%
          6,730,000(a)             Halfmoon Parent, Inc., 2.984% (3 Month USD LIBOR +
                                   65 bps), 9/17/21 (144A)                                         $       6,739,907
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.0%+
            860,000                Express Scripts Holding Co., 2.25%, 6/15/19                     $         856,023
--------------------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.3%
          9,456,000                Anthem, Inc., 2.25%, 8/15/19                                    $       9,404,546
          5,945,000(a)             UnitedHealth Group, Inc., 2.409% (3 Month USD
                                   LIBOR + 7 bps), 10/15/20                                                5,946,036
                                                                                                   -----------------
                                                                                                   $      15,350,582
                                                                                                   -----------------
                                   Total Health Care Equipment & Services                          $      36,866,702
--------------------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 5.2%
                                   Life & Health Insurance -- 0.6%
          7,510,000(a)             AIG Global Funding, 2.878% (3 Month USD LIBOR +
                                   48 bps), 7/2/20 (144A)                                          $       7,528,385
          2,415,000                Pricoa Global Funding I, 1.45%, 9/13/19 (144A)                          2,383,409
          4,510,000                Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                  4,481,559
          6,818,000                Protective Life Corp., 7.375%, 10/15/19                                 7,103,864
            875,000                Protective Life Global Funding, 1.555%,
                                   9/13/19 (144A)                                                            864,035
          4,765,000(a)             Protective Life Global Funding, 2.906% (3 Month USD
                                   LIBOR + 52 bps), 6/28/21 (144A)                                         4,772,367
          4,715,000                Prudential Financial, Inc., 7.375%, 6/15/19                             4,863,146
                                                                                                   -----------------
                                                                                                   $      31,996,765
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.5%
          3,155,000                American International Group, Inc., 2.3%, 7/16/19               $       3,140,877
          7,321,000                Metropolitan Life Global Funding I, 1.55%,
                                   9/13/19 (144A)                                                          7,230,059
            550,000                Metropolitan Life Global Funding I, 1.75%,
                                   9/19/19 (144A)                                                            544,164
          3,705,000(a)             Metropolitan Life Global Funding I, 2.559% (3 Month
                                   USD LIBOR + 22 bps), 9/19/19 (144A)                                     3,708,258
          5,090,000(a)             Metropolitan Life Global Funding I, 2.734% (3 Month
                                   USD LIBOR + 40 bps), 6/12/20 (144A)                                     5,112,299
          2,940,000(a)             Metropolitan Life Global Funding I, 2.769% (3 Month
                                   USD LIBOR + 43 bps), 12/19/18 (144A)                                    2,942,513
          1,865,000(a)             New York Life Global Funding, 2.661% (3 Month USD
                                   LIBOR + 32 bps), 8/6/21 (144A)                                          1,868,836
          4,204,000(a)             New York Life Global Funding, 2.732% (3 Month USD
                                   LIBOR + 39 bps), 10/24/19 (144A)                                        4,217,996
                                                                                                   -----------------
                                                                                                   $      28,765,002
--------------------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.2%
          4,940,000(a)             Allstate Corp., 2.816% (3 Month USD LIBOR +
                                   43 bps), 3/29/21                                                $       4,945,896

                  1                Ambac Assurance Corp., 5.1%, 6/7/20 (144A)                                      1
          2,611,000                Chubb INA Holdings, Inc., 5.9%, 6/15/19                                 2,666,399
                                                                                                   -----------------
                                                                                                   $       7,612,296
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 3.9%
          2,000,000(a)             Acorn Re, Ltd., 4.883% (3 Month USD LIBOR +
                                   275 bps), 11/10/21 (144A) (Cat Bond)                            $       1,996,600
          1,500,000+(d)(e)         Ailsa Re 2018, Variable Rate Notes, 6/15/19                             1,556,019
            250,000(a)             Akibare Re, 4.296% (3 Month USD LIBOR + 190 bps),
                                   4/7/22 (144A) (Cat Bond)                                                  253,500
            500,000(a)             Akibare Re, 4.296% (3 Month USD LIBOR + 190 bps),
                                   4/7/22 (144A) (Cat Bond)                                                  505,950
          2,300,000(a)             Alamo Re, 5.446% (1 Month Treasury Bill + 325 bps),
                                   6/7/21 (144A) (Cat Bond)                                                2,290,800
          2,000,000(a)             Alamo Re, 7.046% (3 Month Treasury Bill + 485 bps),
                                   6/8/20 (144A) (Cat Bond)                                                2,013,000
          1,500,000(a)             Aozora Re, 4.22% (6 Month USD LIBOR + 200 bps),
                                   4/7/21 (144A) (Cat Bond)                                                1,524,750
            500,000(a)             Aozora Re, 4.681% (6 Month USD LIBOR + 224 bps),
                                   4/7/20 (144A) (Cat Bond)                                                  506,900
            500,000+(d)(e)         Arlington Re 2015, Variable Rate Notes, 2/1/19                             24,300
            750,000+(d)(e)         Arlington Re 2016, Variable Rate Notes, 2/28/19                            97,875
          1,250,000+(d)(e)         Berwick Re 2017-1, Variable Rate Notes, 2/1/19                             41,375
          4,735,167+(d)(e)         Berwick Re 2018-1, Variable Rate Notes, 12/31/21                        5,024,012
          1,500,000+(d)(e)         Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                       1,664,400
          2,650,000(a)             Bonanza Re, 6.241% (6 Month USD LIBOR +
                                   398 bps), 12/31/19 (144A) (Cat Bond)                                    2,626,415

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 83

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
          4,500,000(a)             Bowline Re, 6.696% (3 Month Treasury Bill + 450 bps),
                                   5/23/22 (144A) (Cat Bond)                                       $       4,472,100
          2,250,000(a)             Caelus Re IV, 7.724% (3 Month Treasury Bill + 553 bps),
                                   3/6/20 (144A) (Cat Bond)                                                2,289,600
          1,250,000(a)             Caelus Re V, 2.694% (1 Month Treasury Bill + 50 bps),
                                   6/5/20 (144A) (Cat Bond)                                                  581,250
          1,000,000(a)             Caelus Re V, 5.404% (3 Month Treasury Bill + 321 bps),
                                   6/5/20 (144A) (Cat Bond)                                                  935,400
            500,000(a)             Caelus Re V, 5.694% (3 Month Treasury Bill + 350 bps),
                                   6/7/21 (144A) (Cat Bond)                                                  491,400
            750,000(a)             Caelus Re V, 6.694% (3 Month Treasury Bill + 450 bps),
                                   6/7/21 (144A) (Cat Bond)                                                  735,300
            750,000+(d)(e)         Carnoustie Re 2016, Variable Rate Notes, 11/30/20                          20,250
          2,000,000+(d)(e)         Carnoustie Re 2017, Variable Rate Notes, 11/30/21                         508,400
          1,500,000+(d)(e)         Carnoustie Re 2018, Variable Rate Notes, 12/31/21                       1,652,493
          2,500,000+(a)            Casablanca Re, 5.814% (6 Month USD LIBOR +
                                   375 bps), 6/4/20 (144A) (Cat Bond)                                      2,524,000
          1,500,000+(d)(e)         Castle Stuart Re 2018, Variable Rate Notes, 12/1/21                     1,469,550
          1,000,000+(d)(e)         Cerulean Re 2018, Variable Rate Notes, 6/15/19                            975,810
          3,475,000(a)             Citrus Re, 2.694% (1 Month Treasury Bill + 50 bps),
                                   4/9/20 (144A) (Cat Bond)                                                2,536,750
          3,000,000(a)             Cranberry Re, 4.158% (6 Month USD LIBOR +
                                   200 bps), 7/13/20 (144A) (Cat Bond)                                     3,038,700
          1,000,000+(d)(e)         Cypress Re 2017, Variable Rate Notes, 1/10/19                             457,600
          2,500,000+(d)(e)         Cyprus Re 2018, Variable Rate Notes, 1/15/19                            2,445,268
          4,000,000+(d)(e)         Denning Re 2018, Variable Rate Notes, 7/15/19                           3,947,172
          2,000,000+(d)(e)         EC0012 Re, Variable Rate Notes, 6/15/19                                 1,969,000
            318,532+(d)(e)         Eden Re II, Variable Rate Notes, 3/22/21 (144A)                           151,749
            437,500+(d)(e)         Eden Re II, Variable Rate Notes, 3/22/21 (144A)                           215,381
          2,268,098+(d)(e)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                         2,335,687
          1,500,000+(d)(e)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                         1,545,600
          2,000,000+(d)(e)         Formby Re 2018, Variable Rate Notes, 6/15/19                            2,038,672
            500,000(a)             Fortius Re II, 5.74% (6 Month USD LIBOR + 362
                                   bps), 7/7/21 (144A) (Cat Bond)                                            495,900
          2,900,000(a)             Galilei Re, 6.84% (6 Month USD LIBOR + 466 bps),
                                   1/8/20 (144A) (Cat Bond)                                                2,914,500
          1,250,000(a)             Galilei Re, 6.86% (6 Month USD LIBOR + 466 bps),
                                   1/8/21 (144A) (Cat Bond)                                                1,255,750
          2,500,000(a)             Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                                   1/8/20 (144A) (Cat Bond)                                                2,501,250
          2,000,000(a)             Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                                   1/8/21 (144A) (Cat Bond)                                                2,007,600
          1,500,000(a)             Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                                   1/8/20 (144A) (Cat Bond)                                                1,506,000
          1,250,000(a)             Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                                   1/8/21 (144A) (Cat Bond)                                                1,252,375

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
            250,000(a)             Galileo Re, 9.661% (3 Month USD LIBOR + 750 bps),
                                   11/6/20 (144A) (Cat Bond)                                       $         253,500
          1,300,000+(d)(e)         Gleneagles Re 2016, Variable Rate Notes, 11/30/20                          80,600
          2,650,000(a)             Golden State Re II, 4.394% (3 Month Treasury Bill +
                                   220 bps), 1/8/19 (144A) (Cat Bond)                                      2,648,940
          2,000,000+(d)(e)         Gullane Re 2018, Variable Rate Notes, 12/31/21                          2,106,200
          2,000,000+(d)(e)         Harambee Re 2018, Variable Rate Notes, 12/31/21                         2,162,400
          1,250,000+(d)(e)         Hillside Re 2018, Variable Rate Notes, 7/1/19                           1,222,275
          2,500,000(a)             Integrity Re, 5.384% (6 Month USD LIBOR + 324 bps),
                                   6/10/20 (144A) (Cat Bond)                                               2,534,000
          1,000,000(a)             Integrity Re, 5.797% (3 Month USD LIBOR + 375 bps),
                                   6/10/22 (144A) (Cat Bond)                                               1,006,300
            500,000(a)             Integrity Re, 6.264% (6 Month USD LIBOR + 412 bps),
                                   6/10/20 (144A) (Cat Bond)                                                 506,450
          1,400,000(a)             International Bank for Reconstruction & Development,
                                   4.614% (3 Month USD LIBOR + 250 bps), 2/14/20
                                   (144A) (Cat Bond)                                                       1,402,940
          1,800,000(a)             International Bank for Reconstruction & Development,
                                   4.614% (3 Month USD LIBOR + 250 bps), 2/15/21
                                   (144A) (Cat Bond)                                                       1,789,740
          1,300,000(a)             International Bank for Reconstruction & Development,
                                   5.114% (3 Month USD LIBOR + 300 bps), 2/15/21
                                   (144A) (Cat Bond)                                                       1,304,940
            400,000(a)             International Bank for Reconstruction & Development,
                                   8.034% (6 Month USD LIBOR + 590 bps), 12/20/19
                                   (144A) (Cat Bond)                                                         397,600
          1,000,000(a)             International Bank for Reconstruction & Development,
                                   8.114% (3 Month USD LIBOR + 600 bps), 2/15/21
                                   (144A) (Cat Bond)                                                       1,006,500
          1,250,000(a)             International Bank for Reconstruction & Development,
                                   9.0% (6 Month USD LIBOR + 690 bps), 7/15/20
                                   (144A) (Cat Bond)                                                       1,257,125
          1,250,000(a)             Kendall Re, 7.431% (3 Month USD LIBOR + 525 bps),
                                   5/6/21 (144A) (Cat Bond)                                                1,247,500
          3,268,362+(d)(e)         Kilarney Re 2018, Variable Rate Notes, 4/15/19                          3,109,846
          3,000,000(a)             Kilimanjaro II Re, 8.021% (6 Month USD LIBOR +
                                   572 bps), 4/20/21 (144A) (Cat Bond)                                     3,015,900
          1,700,000(a)             Kilimanjaro II Re, 9.461% (6 Month USD LIBOR +
                                   714 bps), 4/21/22 (144A) (Cat Bond)                                     1,688,780
          2,350,000(a)             Kilimanjaro Re, 5.944% (3 Month Treasury Bill +
                                   375 bps), 11/25/19 (144A) (Cat Bond)                                    2,354,465
          4,000,000(a)             Kilimanjaro Re, 6.787% (3 Month USD LIBOR +
                                   465 bps), 5/6/22 (144A) (Cat Bond)                                      3,982,000
          2,500,000(a)             Kilimanjaro Re, 8.944% (3 Month Treasury Bill +
                                   675 bps), 12/6/19 (144A) (Cat Bond)                                     2,521,250
          2,000,000(a)             Kilimanjaro Re, 11.222% (3 Month Treasury Bill +
                                   925 bps), 12/6/19 (144A) (Cat Bond)                                     2,035,600
          1,500,000+(d)(e)         Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                          229,800

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 85

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
            500,000(a)             Kizuna Re II, 4.069% (3 Month Treasury Bill +
                                   188 bps), 4/11/23 (144A) (Cat Bond)                             $         505,700
          1,200,000+(d)(e)         Laytown Re 2018, Variable Rate Notes, 1/15/19                           1,144,560
            850,000+(d)(e)         Limestone Re 2016-1, Variable Rate Notes, 8/31/21                         831,640
            500,000+(d)(e)         Limestone Re 2018, Variable Rate Notes, 8/31/21                           489,200
          2,500,000+(d)(e)         Limestone Re 2018, Variable Rate Notes, 3/1/22                          2,573,000
          4,000,000(a)             Long Point Re III, 4.944% (3 Month Treasury Bill +
                                   275 bps), 6/1/22 (144A) (Cat Bond)                                      4,022,000
          2,500,000+(d)(e)         Lorenz Re 2017, Variable Rate Notes, 3/31/20                              527,000
          4,000,000+(d)(e)         Lorenz Re 2018, Variable Rate Notes, 7/1/21                             4,205,600
          2,500,000+(d)(e)         Madison Re 2016, Variable Rate Notes, 3/31/19                              69,500
          2,000,000+(d)(e)         Madison Re 2017, Variable Rate Notes, 12/31/19                            527,800
          2,000,000+(d)(e)         Madison Re 2018, Variable Rate Notes, 12/31/21                          2,179,600
          3,000,000+(d)(e)         Merion Re 2018-2, Variable Rate Notes, 12/31/21                         3,300,221
            500,000(a)             Merna Re, 4.194% (3 Month Treasury Bill + 200 bps),
                                   4/8/21 (144A) (Cat Bond)                                                  500,750
          2,600,000(a)             MetroCat Re, 5.894% (3 Month Treasury Bill +
                                   370 bps), 5/8/20 (144A) (Cat Bond)                                      2,587,000
          2,500,000(a)             Nakama Re, 4.28% (6 Month USD LIBOR + 220 bps),
                                   10/13/21 (144A) (Cat Bond)                                              2,529,000
          2,500,000(a)             Nakama Re, 4.396% (3 Month USD LIBOR + 200 bps),
                                   4/13/23 (144A) (Cat Bond)                                               2,517,500
          1,000,000(a)             Northshore Re II, 9.406% (3 Month Treasury Bill +
                                   721 bps), 7/6/20 (144A) (Cat Bond)                                      1,007,500
            500,000+(d)(e)         Oakmont Re 2017, Variable Rate Notes, 4/15/19                               5,750
          2,600,000+(d)(e)         Oakmont Re 2018, Variable Rate Notes, 1/31/19                           2,591,160
          1,000,000+(d)(e)         Oakmont Re 2018, Variable Rate Notes, 4/15/19                             986,979
          2,500,000+(d)(e)         Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                              4,500
          2,800,000+(d)(e)         Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                            8,960
          2,500,000+(d)(e)         Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                           14,500
          1,500,000+(d)(e)         Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                           12,225
          2,000,000+(d)(e)         Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                            9,040
          1,500,000+(d)(e)         Pangaea Re 2017-3, Variable Rate Notes, 5/31/22                             6,600
          2,000,000+(d)(e)         Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                        2,219,600
          4,000,000+(d)(e)         Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                          4,167,200
          2,000,000+(a)            Panthera Re, 5.694% (3 Month Treasury Bill +
                                   350 bps), 3/9/20 (144A) (Cat Bond)                                      2,011,800
          3,500,000(a)             PennUnion Re, 6.696% (3 Month Treasury Bill +
                                   450 bps), 12/7/18 (144A) (Cat Bond)                                     3,482,150
          4,000,000+(d)(e)         Pinehurst Re 2018, Variable Rate Notes, 1/15/19                         3,959,200
            800,000+(d)(e)         Portrush Re 2017, Variable Rate Notes, 6/15/19                            637,440
          4,000,000+(d)(e)         Promissum Re 2018, Variable Rate Notes, 6/15/19                         3,875,200
          1,750,000(a)             Queen Street XI Re, 8.346% (3 Month Treasury Bill +
                                   615 bps), 6/7/19 (144A) (Cat Bond)                                      1,777,475

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
          1,000,000(a)             Residential Reinsurance 2015, 8.976% (3 Month
                                   Treasury Bill + 678 bps), 12/6/19 (144A) (Cat Bond)             $       1,017,300
          2,000,000(a)             Residential Reinsurance 2016, 6.016% (3 Month
                                   Treasury Bill + 382 bps), 12/6/20 (144A) (Cat Bond)                     2,023,200
          2,100,000(a)             Residential Reinsurance 2017, 5.246% (3 Month
                                   Treasury Bill + 305 bps), 6/6/21 (144A) (Cat Bond)                      2,111,340
          2,900,000(a)             Residential Reinsurance 2017, 7.736% (3 Month
                                   Treasury Bill + 554 bps), 12/6/21 (144A) (Cat Bond)                     2,846,930
          1,250,000(a)             Residential Reinsurance 2018, 5.446% (3 Month
                                   Treasury Bill + 325 bps), 6/6/22 (144A) (Cat Bond)                      1,254,125
          1,500,000+(d)(e)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                       1,500,000
          2,500,000+(d)(e)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                       2,500,000
          2,000,000+(d)(e)         Resilience Re, Variable Rate Notes, 4/8/19                              1,956,200
          1,500,000+(d)(e)         Resilience Re, Variable Rate Notes, 6/7/19                              1,532,700
          2,000,000+(d)(e)         Resilience Re, Variable Rate Notes, 10/15/19                            2,092,400
          2,500,000+(d)(e)         Resilience Re, Variable Rate Notes, 12/31/19                              555,000
          2,000,000+(d)(e)         Resilience Re, Variable Rate Notes, 1/8/19                              1,979,400
          2,000,000+(d)(e)         Resilience Re, Variable Rate Notes, 5/1/19                                 20,000
            500,000+(d)(e)         Sector Re V, Series 6, Class D, Variable Rate Notes,
                                   12/1/21 (144A)                                                             22,450
            500,000+(d)(e)         Sector Re V, Series 7, Class C, Variable Rate Notes,
                                   12/1/22 (144A)                                                            467,950
            500,000+(d)(e)         Sector Re V, Series 7, Class C, Variable Rate Notes,
                                   12/1/22 (144A)                                                            467,950
            625,004+(d)(e)         Sector Re V, Series 7, Class G, Variable Rate Notes,
                                   3/1/22 (144A)                                                             287,502
            250,000+(d)(e)         Sector Re V, Series 8, Class F, Variable Rate Notes,
                                   3/1/23 (144A)                                                             246,625
            624,996+(d)(e)         Sector Re V, Series 8, Class G, Variable Rate Notes,
                                   3/1/23 (144A)                                                             616,558
          1,000,000+(d)(e)         Silverton Re 2017, Variable Rate Notes, 9/16/19 (144A)                    103,500
          2,500,000(a)             Skyline Re, 4.694% (3 Month Treasury Bill + 250 bps),
                                   1/6/20 (144A) (Cat Bond)                                                2,506,250
          1,250,000+(d)(e)         St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                         84,750
          1,737,984+(d)(e)         St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                        171,018
          3,000,000(a)             Tailwind Re, 9.444% (3 Month Treasury Bill + 725 bps),
                                   1/8/22 (144A) (Cat Bond)                                                2,997,300
            750,000+(d)(e)         Thopas Re 2018, Variable Rates Notes, 12/31/21                            818,925
            250,000(a)             Tramline Re II, 10.444% (3 Month Treasury Bill +
                                   825 bps), 1/4/19 (144A) (Cat Bond)                                        251,375
          3,500,000(a)             Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                                   (Cat Bond)                                                              3,493,350
          1,800,000(a)             Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)
                                   (Cat Bond)                                                              1,794,960
          1,600,000(a)             Ursa Re, 4.0% (3 Month Treasury Bill + 400 bps),
                                   12/10/20 (144A) (Cat Bond)                                              1,601,280

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 87

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
            500,000(a)             Ursa Re, 7.294% (3 Month Treasury Bill + 510 bps),
                                   9/24/21 (144A) (Cat Bond)                                       $         500,450
          2,700,000+(d)(e)         Versutus Re 2016-1, Variable Rate Notes, 11/30/20                          20,790
          2,600,000+(d)(e)         Versutus Re 2017-A, Variable Rate Notes, 11/30/21                         117,780
          2,000,000+(d)(e)         Versutus Re 2018, Variable Rate Notes, 12/31/21                         2,142,600
            750,000+(d)(e)         Viribus Re 2018, Variable Rate Notes, 12/31/21                            830,025
          3,800,000(a)             Vitality Re V, 3.944% (3 Month Treasury Bill + 175 bps),
                                   1/7/19 (144A) (Cat Bond)                                                3,806,080
          2,000,000(a)             Vitality Re VII, 4.344% (3 Month Treasury Bill +
                                   215 bps), 1/7/20 (144A) (Cat Bond)                                      2,011,600
          1,000,000(a)             Vitality Re VII, 4.844% (3 Month Treasury Bill +
                                   265 bps), 1/7/20 (144A) (Cat Bond)                                      1,010,000
          1,700,000+(d)(e)         Woburn Re 2018, Variable Rate Notes, 12/31/21                           1,801,079
                                                                                                   -----------------
                                                                                                   $     214,109,146
                                                                                                   -----------------
                                   Total Insurance                                                 $     282,483,209
--------------------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.1%
                                   Construction Materials -- 0.0%+
          2,477,000(a)             Martin Marietta Materials, Inc., 2.838% (3 Month USD
                                   LIBOR + 50 bps), 12/20/19                                       $       2,483,097
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
          3,235,000(a)             EI du Pont de Nemours & Co., 2.873% (3 Month USD
                                   LIBOR + 53 bps), 5/1/20                                         $       3,254,462
                                                                                                   -----------------
                                   Total Materials                                                 $       5,737,559
--------------------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.6%
                                   Biotechnology -- 0.4%
          4,500,000                Amgen, Inc., 1.9%, 5/10/19                                      $       4,476,472
          3,265,000(a)             Amgen, Inc., 2.661% (3 Month USD LIBOR +
                                   32 bps), 5/10/19                                                        3,270,157
          5,315,000(a)             Amgen, Inc., 2.788% (3 Month USD LIBOR +
                                   45 bps), 5/11/20                                                        5,336,658
          3,484,000(a)             Amgen, Inc., 2.91% (3 Month USD LIBOR +
                                   60 bps), 5/22/19                                                        3,495,861
          2,906,000                Celgene Corp., 2.25%, 5/15/19                                           2,895,809
                                                                                                   -----------------
                                                                                                   $      19,474,957
--------------------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.2%
          4,670,000(a)             Bayer US Finance II LLC, 3.003% (3 Month USD
                                   LIBOR + 63 bps), 6/25/21 (144A)                                 $       4,688,134
          6,940,000                Shire Acquisitions Investments Ireland, DAC,
                                   1.9%, 9/23/19                                                           6,865,799
                                                                                                   -----------------
                                                                                                   $      11,553,933
                                                                                                   -----------------
                                   Total Pharmaceuticals, Biotechnology & Life Sciences            $      31,028,890
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------

                                   REAL ESTATE -- 0.0%+
                                   Diversified REIT -- 0.0%+
          1,153,000                ERP Operating LP, 2.375%, 7/1/19                                $       1,148,426
                                                                                                   -----------------
                                   Total Real Estate                                               $       1,148,426
--------------------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.1%
                                   Home Improvement Retail -- 0.1%
          4,517,000(a)             Home Depot, Inc., 2.466% (3 Month USD LIBOR +
                                   15 bps), 6/5/20                                                 $       4,527,480
                                                                                                   -----------------
                                   Total Retailing                                                 $       4,527,480
--------------------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.1%
                                   Semiconductors -- 0.1%
          5,870,000                Altera Corp., 2.5%, 11/15/18                                    $       5,871,216
                                                                                                   -----------------
                                   Total Semiconductors & Semiconductor Equipment                  $       5,871,216
--------------------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                   Electronic Components -- 0.2%
          8,765,000                Amphenol Corp., 2.55%, 1/30/19                                  $       8,760,174
--------------------------------------------------------------------------------------------------------------------
                                   Technology Hardware, Storage & Peripherals -- 0.1%
          4,110,000                Apple, Inc., 1.7%, 2/22/19                                      $       4,098,997
          2,650,000(a)             Apple, Inc., 3.13% (3 Month USD LIBOR +
                                   82 bps), 2/22/19                                                        2,658,670
                                                                                                   -----------------
                                                                                                   $       6,757,667
                                                                                                   -----------------
                                   Total Technology Hardware & Equipment                           $      15,517,841
--------------------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.3%
                                   Integrated Telecommunication Services -- 0.3%
            400,000                AT&T, Inc., 2.3%, 3/11/19                                       $         399,379
          2,400,000(a)             AT&T, Inc., 3.001% (3 Month USD LIBOR +
                                   67 bps), 3/11/19                                                        2,405,996
          2,550,000(a)             AT&T, Inc., 3.221% (3 Month USD LIBOR +
                                   91 bps), 11/27/18                                                       2,553,069
          2,700,000(a)             AT&T, Inc., 3.316% (3 Month USD LIBOR +
                                   93 bps), 6/30/20                                                        2,726,902
          2,990,000(a)             Deutsche Telekom International Finance BV, 2.916%
                                   (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                            3,000,779
          4,805,000                Orange SA, 1.625%, 11/3/19                                              4,731,964
                                                                                                   -----------------
                                   Total Telecommunication Services                                $      15,818,089
--------------------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Railroads -- 0.0%+
          1,111,000                Union Pacific Corp., 2.25%, 2/15/19                             $       1,109,169
--------------------------------------------------------------------------------------------------------------------
                                   Trucking -- 0.1%
          4,725,000                Penske Truck Leasing Co. LP / PTL Finance Corp.,
                                   2.5%, 6/15/19 (144A)                                            $       4,708,612
                                                                                                   -----------------
                                   Total Transportation                                            $       5,817,781
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 89

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.4%
                                   Electric Utilities -- 0.3%
          3,232,000                Atlantic City Electric Co., 7.75%, 11/15/18                     $       3,251,281
          4,967,000(a)             Duke Energy Progress LLC, 2.507% (3 Month USD
                                   LIBOR + 18 bps), 9/8/20                                                 4,976,347
          1,899,000                Eversource Energy, 4.5%, 11/15/19                                       1,928,380
          4,505,000                NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                     4,496,247
                                                                                                   -----------------
                                                                                                   $      14,652,255
--------------------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.1%
          1,750,000                Dominion Energy, Inc., 1.6%, 8/15/19                            $       1,729,827
          4,080,000                Dominion Energy, Inc., 1.875%, 1/15/19                                  4,066,952
          1,873,000(a)             Sempra Energy, 2.839% (3 Month USD LIBOR +
                                   50 bps), 1/15/21                                                        1,873,475
                                                                                                   -----------------
                                                                                                   $       7,670,254
                                                                                                   -----------------
                                   Total Utilities                                                 $      22,322,509
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $1,218,307,304)                                           $   1,216,937,734
--------------------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BOND -- 0.0%+ of Net Assets(a)(f)
                                   Municipal Student Loan -- 0.0%+
            301,637(a)             Louisiana Public Facilities Authority, Student Loan
                                   Backed, Series A, 3.2595% (3 Month USD LIBOR +
                                   90 bps), 4/26/27                                                $         301,983
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BOND
                                   (Cost $302,852)                                                 $         301,983
--------------------------------------------------------------------------------------------------------------------
                                   SENIOR SECURED FLOATING RATE LOAN
                                   INTERESTS -- 4.7% of Net Assets*(a)
                                   AUTOMOBILES & COMPONENTS -- 0.1%
                                   Auto Parts & Equipment -- 0.1%
            417,396                Allison Transmission, Inc., New Term Loan, 3.97%
                                   (LIBOR + 175 bps), 9/23/22                                      $         420,451
          1,769,526                American Axle & Manufacturing, Inc., Tranche B Term
                                   Loan, 4.462% (LIBOR + 225 bps), 4/6/24                                  1,772,290
            646,473                TI Group Automotive Systems LLC, Initial US Term Loan,
                                   4.742% (LIBOR + 250 bps), 6/30/22                                         649,302
            869,344                Tower Automotive Holdings USA LLC, Initial Term Loan,
                                   4.875% (LIBOR + 275 bps), 3/7/24                                          874,778
            291,667                Visteon Corp., New Term Loan, 4.003% (LIBOR +
                                   175 bps), 3/25/24                                                         292,122
                                                                                                   -----------------
                                                                                                   $       4,008,943
--------------------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.0%+
          1,669,364                FCA US LLC (fka Chrysler Group LLC), Tranche B Term
                                   Loan, 4.25% (LIBOR + 200 bps), 12/31/18                         $       1,673,538
          1,000,000(g)             Garrett LX III S.a.r.l., Dollar Tranche B Term Loan, 9/27/25            1,002,500
                                                                                                   -----------------
                                                                                                   $       2,676,038
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Tires & Rubber -- 0.0%+
            266,667                Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                   4.15% (LIBOR + 200 bps), 3/3/25                                 $         267,376
                                                                                                   -----------------
                                   Total Automobiles & Components                                  $       6,952,357
--------------------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.4%
                                   Aerospace & Defense -- 0.1%
            684,286                Leidos Innovations Corp., Term Loan B, 4.0% (LIBOR +
                                   175 bps), 8/22/25                                               $         688,278
          2,009,774                MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                                   Loan, 5.148% (LIBOR + 275 bps), 10/4/24                                 1,984,401
            988,150                Transdigm, Inc., New Tranche F Term Loan, 4.742%
                                   (LIBOR + 250 bps), 6/9/23                                                 992,588
          1,241,920                Transdigm, Inc., New Tranche G Term Loan, 4.742%
                                   (LIBOR + 250 bps), 8/22/24                                              1,247,268
                                                                                                   -----------------
                                                                                                   $       4,912,535
--------------------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.1%
            940,875                Armstrong World Industries, Inc., Term Loan B, 5.051%
                                   (LIBOR + 275 bps), 3/31/23                                      $         944,796
          2,467,051                Beacon Roofing Supply, Inc., Initial Term Loan, 4.383%
                                   (LIBOR + 225 bps), 1/2/25                                               2,465,509
          1,197,000                Hamilton Holdco LLC (Reece International Pty, Ltd.),
                                   Term Loan B, 4.34% (LIBOR + 200 bps), 7/2/25                            1,200,741
            593,090                Quikrete Holdings, Inc., First Lien Initial Term Loan,
                                   4.992% (LIBOR + 275 bps), 11/15/23                                        594,832
                                                                                                   -----------------
                                                                                                   $       5,205,878
--------------------------------------------------------------------------------------------------------------------
                                   Construction Machinery & Heavy Trucks -- 0.0%+
            144,955                Clark Equipment Co. (aka Doosan Bobcat, Inc.),
                                   Repriced Term Loan, 4.371% (LIBOR +
                                   200 bps), 5/18/24                                               $         145,352
          2,000,000                Navistar, Inc., Tranche B Term Loan, 5.64% (LIBOR +
                                   350 bps), 11/6/24                                                       2,011,226
            298,052                Terex Corp., Incremental US Term Loan, 4.294%
                                   (LIBOR + 200 bps), 1/31/24                                                299,635
                                                                                                   -----------------
                                                                                                   $       2,456,213
--------------------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.1%
            673,944                Dell International LLC, Refinancing Term B Loan, 4.25%
                                   (LIBOR + 200 bps), 9/7/23                                       $         676,050
             43,514                DG Investment Intermediate Holdings 2, Inc. (aka
                                   Convergint Technologies Holdings LLC), 5.242%
                                   (LIBOR + 300 bps), 2/3/25                                                     359
            497,708                DG Investment Intermediate Holdings 2, Inc. (aka
                                   Convergint Technologies Holdings LLC), First Lien Initial
                                   Term Loan, 5.242% (LIBOR + 300 bps), 2/3/25                               498,175
            261,668                Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                                   Term B Loan, 4.938% (LIBOR + 275 bps), 11/6/23                            226,997
          1,296,750                Southwire Co., LLC, Initial Term Loan, 4.158% (LIBOR +
                                   200 bps), 5/19/25                                                       1,304,692

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 91

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- (continued)
            653,436                WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                                   7.242% (LIBOR + 500 bps), 9/29/23                               $         661,060
                                                                                                   -----------------
                                                                                                   $       3,367,333
--------------------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.1%
            104,450                AVSC Holding Corp., First Lien Initial Term Loan,
                                   5.566% (LIBOR + 325 bps), 3/3/25                                $         104,450
            473,362                DTI Holdco, Inc., Replacement B-1 Term Loan, 6.945%
                                   (LIBOR + 475 bps), 9/29/23                                                461,823
            412,588                Milacron LLC, Term B Loan, 4.742% (LIBOR +
                                   250 bps), 9/28/23                                                         413,362
          2,141,140                Shape Technologies Group, Inc., Initial Term Loan,
                                   5.227% (LIBOR + 300 bps), 4/20/25                                       2,142,478
                                                                                                   -----------------
                                                                                                   $       3,122,113
--------------------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
          1,339,875                Circor International, Inc., Initial Term Loan, 5.639%
                                   (LIBOR + 350 bps), 12/11/24                                     $       1,349,086
            155,686                Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                                   4.992% (LIBOR + 275 bps), 7/30/24                                         156,818
            250,521                NN, Inc., Tranche B Term Loan, 5.992% (LIBOR +
                                   375 bps), 10/19/22                                                        251,461
                                                                                                   -----------------
                                                                                                   $       1,757,365
--------------------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.0%+
             45,080                WESCO Distribution, Inc., Tranche B-1 Term Loan,
                                   5.242% (LIBOR + 300 bps), 12/12/19                              $          45,137
                                                                                                   -----------------
                                   Total Capital Goods                                             $      20,866,574
--------------------------------------------------------------------------------------------------------------------
                                   COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                                   Commercial Printing -- 0.0%+
          1,985,000                Multi-Color Corp., Term B Loan, 4.492% (LIBOR +
                                   225 bps), 10/31/24                                              $       1,997,406
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.2%
          3,242,249                Aristocrat Leisure, Ltd., Term B-3 Loan, 4.098%
                                   (LIBOR + 175 bps), 10/19/24                                     $       3,243,186
          3,332,956                Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                                   5.242% (LIBOR + 300 bps), 11/3/24                                       3,358,846
          1,185,000                KAR Auction Services, Inc., Tranche B-5 Term Loan,
                                   4.938% (LIBOR + 250 bps), 3/9/23                                        1,191,659
            131,923                TMS International Corp. (aka Tube City IMS Corp.),
                                   Term B-2 Loan, 4.992% (LIBOR + 275 bps), 8/14/24                          131,923
                                                                                                   -----------------
                                                                                                   $       7,925,614
--------------------------------------------------------------------------------------------------------------------
                                   Environmental & Facilities Services -- 0.1%
          1,491,225                Clean Harbors, Inc., Initial Term Loan, 3.992%
                                   (LIBOR + 175 bps), 6/30/24                                      $       1,496,817
            576,731                GFL Environmental, Inc., Effective Date Incremental
                                   Term Loan, 5.136% (LIBOR + 275 bps), 5/30/25                              578,173

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Environmental & Facilities Services -- (continued)
             74,860                Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                                   Initial Term Loan, 4.992% (LIBOR + 275 bps), 9/27/24            $          75,398
                                                                                                   -----------------
                                                                                                   $       2,150,388
--------------------------------------------------------------------------------------------------------------------
                                   Human Resource & Employment Services -- 0.0%+
            642,082                On Assignment, Inc., Initial Term B-1 Loan, 4.242%
                                   (LIBOR + 200 bps), 6/3/22                                       $         644,892
            909,550                On Assignment, Inc., Initial Term B-2 Loan, 4.242%
                                   (LIBOR + 200 bps), 4/2/25                                                 912,847
                                                                                                   -----------------
                                                                                                   $       1,557,739
--------------------------------------------------------------------------------------------------------------------
                                   Office Services & Supplies -- 0.0%+
            556,142                West Corp., Term B Loan, 6.242% (LIBOR +
                                   400 bps), 10/10/24                                              $         555,177
--------------------------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.0%+
          1,467,129                GW Honos Security Corp. (Garda World Security Corp.),
                                   Term B Loan, 5.821% (LIBOR + 350 bps/PRIME +
                                   250 bps), 5/24/24                                               $       1,475,686
                                                                                                   -----------------
                                   Total Commercial & Professional Services                        $      15,662,010
--------------------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.1%
                                   Apparel, Accessories & Luxury Goods -- 0.0%+
            992,500                Hanesbrands, Inc., New Term Loan B, 3.992% (LIBOR +
                                   175 bps), 12/16/24                                              $         999,737
--------------------------------------------------------------------------------------------------------------------
                                   Home Furnishings -- 0.0%+
            563,609                Serta Simmons Bedding LLC, First Lien Initial Term
                                   Loan, 5.61% (LIBOR + 350 bps), 11/8/23                          $         512,180
--------------------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.1%
            363,700                Prestige Brands, Inc., Term B-4 Loan, 4.242% (LIBOR +
                                   200 bps), 1/26/24                                               $         364,098
            980,044                Reynolds Group Holdings, Inc., Incremental US Term
                                   Loan, 4.992% (LIBOR + 275 bps), 2/5/23                                    985,624
                                                                                                   -----------------
                                                                                                   $       1,349,722
--------------------------------------------------------------------------------------------------------------------
                                   Leisure Products -- 0.0%+
            742,500                Bass Pro Group LLC, Initial Term Loan, 7.242%
                                   (LIBOR + 500 bps), 9/25/24                                      $         750,969
                                                                                                   -----------------
                                   Total Consumer Durables & Apparel                               $       3,612,608
--------------------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.4%
                                   Casinos & Gaming -- 0.1%
            740,625                CityCenter Holdings LLC, Term B Loan, 4.492%
                                   (LIBOR + 225 bps), 4/18/24                                      $         742,344
            215,343                Golden Nugget, Inc. (aka Landry's Inc.), Initial Term B
                                   Loan, 4.952% (LIBOR + 275 bps), 10/4/23                                   216,419
          1,623,255                Scientific Games International, Inc., Initial Term B-5
                                   Loan, 5.034% (LIBOR + 275 bps), 8/14/24                                 1,622,620

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 93

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Casinos & Gaming -- (continued)
            473,813                Stars Group Holdings BS, USD Term Loan, 5.886%
                                   (LIBOR + 350 bps), 7/10/25                                      $         478,462
                                                                                                   -----------------
                                                                                                   $       3,059,845
--------------------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.0%+
          1,896,785                Bright Horizons Family Solutions LLC (fka Bright
                                   Horizons Family Solutions, Inc.), Term B Loan, 3.997%
                                   (LIBOR + 175 bps), 11/7/23                                      $       1,900,341
--------------------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.1%
            368,438                Four Seasons Holdings, Inc., 2013 First Lien Term
                                   Loan, 4.242% (LIBOR + 200 bps), 11/30/23                        $         369,194
          1,111,505                Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                                   3.966% (LIBOR + 175 bps), 10/25/23                                      1,117,066
          1,985,000                NCL Corp., Ltd. (aka Norwegian Cruise Lines), Term B
                                   Loan, 3.992% (LIBOR + 175 bps), 10/10/21                                1,996,166
            271,177                Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                                   Loan, 4.242% (LIBOR + 200 bps), 2/22/24                                   272,306
          1,000,000                Wyndham Hotels & Resorts, Inc., Term B Loan, 3.992%
                                   (LIBOR + 175 bps), 5/30/25                                              1,004,250
                                                                                                   -----------------
                                                                                                   $       4,758,982
--------------------------------------------------------------------------------------------------------------------
                                   Leisure Facilities -- 0.1%
            882,000                Cedar Fair LP, US Term B Loan, 3.992% (LIBOR +
                                   175 bps), 4/13/24                                               $         884,205
          2,553,491                Fitness International LLC, Term B Loan, 5.492%
                                   (LIBOR + 325 bps), 4/18/25                                              2,562,270
            986,278                Six Flags Theme Parks, Inc., Tranche B Term Loan,
                                   3.97% (LIBOR + 175 bps), 6/30/22                                          992,566
                                                                                                   -----------------
                                                                                                   $       4,439,041
--------------------------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.0%+
          1,421,181                KFC Holding Co., 2018 Term B Loan, 3.915%
                                   (LIBOR + 175 bps), 4/3/25                                       $       1,424,178
--------------------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.1%
            468,863                Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                                   First Lien Initial Term Loan, 6.136% (LIBOR +
                                   375 bps), 7/28/22                                               $         461,831
            589,545                Creative Artists Agency LLC, Refinancing Term Loan,
                                   5.158% (LIBOR + 300 bps), 2/15/24                                         592,769
          1,995,000                KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                                   6.136% (LIBOR + 375 bps), 2/21/25                                       2,008,217
            515,849                Prime Security Services Borrower LLC, First Lien
                                   2016-2 Refinancing Term B-1 Loan, 4.992%
                                   (LIBOR + 275 bps), 5/2/22                                                 518,929
                                                                                                   -----------------
                                                                                                   $       3,581,746
                                                                                                   -----------------
                                   Total Consumer Services                                         $      19,164,133
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.4%
                                   Air Freight & Logistics -- 0.0%+
            190,500                Syncreon Global Finance, Inc., Term Loan, 6.492%
                                   (LIBOR + 425 bps), 10/28/20                                     $         179,705
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Capital Markets -- 0.1%
          3,256,198                Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
                                   4.165% (LIBOR + 200 bps), 1/15/25                               $       3,270,451
            353,430                FinCo I LLC (aka Fortress Investment Group), 2018
                                   Replacement Term Loan, 4.242% (LIBOR +
                                   200 bps), 12/27/22                                                        355,418
          1,594,274                Outfront Media Capital LLC (Outfront Media Capital
                                   Corp.), Term Loan, 4.075% (LIBOR + 200 bps), 3/18/24                    1,604,380
            253,791                SS&C Technologies Holdings, Inc., Term B-4 Loan,
                                   4.492% (LIBOR + 225 bps), 4/16/25                                         254,286
            395,000                Trico Group LLC, First Lien Initial Term Loan, 8.813%
                                   (LIBOR + 650 bps), 2/2/24                                                 396,975
                                                                                                   -----------------
                                                                                                   $       5,881,510
--------------------------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.1%
          1,292,032                Delos Finance S.a r.l., New Term Loan, 4.136%
                                   (LIBOR + 175 bps), 10/6/23                                      $       1,298,723
          2,761,237                Fly Funding II S.a.r.l., Term Loan, 4.34% (LIBOR +
                                   200 bps), 2/9/23                                                        2,765,840
            473,919                Livingston International, Inc., First Lien Refinancing
                                   Term B-3 Loan, 8.136% (LIBOR + 575 bps), 3/20/20                          474,511
                                                                                                   -----------------
                                                                                                   $       4,539,074
--------------------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
          1,438,461                1011778 BC Unlimited Liability Co. (New Red
                                   Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3
                                   Loan, 4.492% (LIBOR + 225 bps), 2/16/24                         $       1,440,644
          1,450,000                CTC AcquiCo GmbH, Facility B2, 5.565% (LIBOR +
                                   325 bps), 3/7/25                                                        1,446,375
            891,000                FleetCor Technologies Operating Co., LLC,Term B-3
                                   Loan, 4.242% (LIBOR + 200 bps), 8/2/24                                    896,197
          1,243,750                McDermott International, Inc., Term Loan, 7.242%
                                   (LIBOR + 500 bps), 5/12/25                                              1,261,163
          1,051,104                SBA Senior Finance II LLC, Initial Term Loan, 4.25%
                                   (LIBOR + 200 bps), 4/11/25                                              1,053,403
            655,856                Trans Union LLC, 2018 Incremental Term B-4 Loan,
                                   4.242% (LIBOR + 200 bps), 6/19/25                                         658,407
          2,100,000                VICI Properties 1 LLC, Term B Loan, 4.212% (LIBOR +
                                   200 bps), 12/20/24                                                      2,106,563
                                                                                                   -----------------
                                                                                                   $       8,862,752
                                                                                                   -----------------
                                   Total Diversified Financials                                    $      19,463,041
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 95

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.0%+
                                   Oil & Gas Equipment & Services -- 0.0%+
            442,590                Apergy Corp., Initial Term Loan, 4.75% (LIBOR +
                                   250 bps), 5/9/25                                                $         446,872
--------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.0%+
            625,000(g)             Encino auquisition Partners Holdings LLC, Second Lien
                                   Term Loan, 9/26/25                                              $         637,500
--------------------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.0%+
            854,205                Energy Transfer Equity LP, Refinanced Term Loan,
                                   4.242% (LIBOR + 200 bps), 2/2/24                                $         855,570
            465,562                Gulf Finance LLC, Tranche B Term Loan, 7.64%
                                   (LIBOR + 525 bps), 8/25/23                                                392,236
                                                                                                   -----------------
                                                                                                   $       1,247,806
                                                                                                   -----------------
                                   Total Energy                                                    $       2,332,178
--------------------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.0%+
                                   Food Retail -- 0.0%+
            490,056                Albertson's LLC, 2017-1 Term B-5 Loan, 5.381%
                                   (LIBOR + 300 bps), 12/21/22                                     $         491,190
          1,033,987                Albertson's LLC, 2017-1 Term B-6 Loan, 5.311%
                                   (LIBOR + 300 bps), 6/22/23                                              1,035,409
            893,250                Packers Holdings LLC, Initial Term Loan, 5.383%
                                   (LIBOR + 325 bps), 12/4/24                                                895,483
                                                                                                   -----------------
                                   Total Food & Staples Retailing                                  $       2,422,082
--------------------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.2%
                                   Agricultural Products -- 0.0%+
          1,317,996                Darling Ingredients, Inc. (fka Darling International, Inc.),
                                   Term B Loan, 4.25% (LIBOR + 200 bps), 12/18/24                  $       1,330,188
--------------------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 0.2%
            500,000(g)             8th Avenue Food & Provisions, Inc., Term Loan, 9/19/25          $         505,104
            410,348                B&G Foods, Inc., Tranche B-3 Term Loan, 6.0%
                                   (PRIME + 100 bps), 11/2/22                                                411,997
          3,856,424                JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                                   4.844% (LIBOR + 250 bps), 10/30/22                                      3,868,476
          1,182,853                Pinnacle Foods Finance LLC, Initial B Term Loan,
                                   3.854% (LIBOR + 175 bps), 2/2/24                                        1,184,735
          2,468,750                Post Holdings, Inc., Series A, Incremental Term Loan,
                                   4.22% (LIBOR + 200 bps), 5/24/24                                        2,472,712
                                                                                                   -----------------
                                                                                                   $       8,443,024
--------------------------------------------------------------------------------------------------------------------
                                   Soft Drinks -- 0.0%+
            500,000                Sunshine Investments BV, Facility B3, 5.564%
                                   (LIBOR + 325 bps), 3/28/25                                      $         498,125
                                                                                                   -----------------
                                   Total Food, Beverage & Tobacco                                  $      10,271,337
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                   Health Care Services -- 0.0%+
          2,450,000(g)             Envision Healthcare Corp., Term Loan, 9/26/25                   $       2,438,130
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Equipment -- 0.0%+
            615,625                Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                                   Loan, 4.636% (LIBOR + 225 bps), 10/25/23                        $         618,703
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.1%
          1,304,963                Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                                   4.742% (LIBOR + 250 bps), 2/16/23                               $       1,315,450
            296,212                ATI Holdings Acquisition, Inc., First Lien Initial Term
                                   Loan, 5.648% (LIBOR + 350 bps), 5/10/23                                   297,878
             25,130                CHS/Community Health Systems, Inc., Incremental
                                   2021 Term H Loan, 5.563% (LIBOR + 325 bps), 1/27/21                        24,816
            497,500                HCA, Inc., Tranche B-10 Term Loan, 4.242% (LIBOR +
                                   200 bps), 3/13/25                                                         501,784
          1,609,142                HCA, Inc., Tranche B-11 Term Loan, 3.992% (LIBOR +
                                   175 bps), 3/17/23                                                       1,623,222
          1,000,000                Kindred Healthcare LLC, Term Loan, 7.25% (LIBOR +
                                   500 bps), 7/2/25                                                        1,006,250
          1,475,170                Select Medical Corp., Tranche B Term Loan, 4.901%
                                   (LIBOR + 275 bps/PRIME + 175 bps), 3/1/21                               1,487,156
            148,407                Vizient, Inc., Term B-4 Loan, 4.992% (LIBOR +
                                   275 bps), 2/13/23                                                         149,149
                                                                                                   -----------------
                                                                                                   $       6,405,705
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.1%
            456,001                DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                                   Tranche B Term Loan, 4.992% (LIBOR +
                                   275 bps), 6/24/21                                               $         458,566
            989,605                Envision Healthcare Corp. (fka Emergency Medical
                                   Services Corp.), Initial Term Loan, 5.25% (LIBOR +
                                   300 bps), 12/1/23                                                         990,836
            250,000(g)             Genoa, a QoL Healthcare Co., LLC, First Lien
                                   Amendment No. 1 Term Loan, 10/30/23                                       251,354
             51,951                Gentiva Health Services, Inc., First Lien Closing Date
                                   Initial Term Loan, 6.0% (LIBOR + 375 bps), 7/2/25                          52,633
            498,737                GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                                   5.636% (LIBOR + 325 bps), 6/28/24                                         501,231
            482,323                National Mentor Holdings, Inc., Tranche B Term Loan,
                                   5.386% (LIBOR + 300 bps), 1/31/21                                         484,433
                                                                                                   -----------------
                                                                                                   $       2,739,053
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 0.1%
          1,130,688                Kinetic Concepts, Inc., Dollar Term Loan, 5.636%
                                   (LIBOR + 325 bps), 2/2/24                                       $       1,139,026
          1,465,200                Sterigenics-Nordion Holdings LLC, Incremental Term
                                   Loan, 5.242% (LIBOR + 300 bps), 5/15/22                                 1,469,413
                                                                                                   -----------------
                                                                                                   $       2,608,439
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 97

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.1%
          1,355,355                Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                                   Closing Date Term Loan, 4.992% (LIBOR +
                                   275 bps), 3/1/24                                                $       1,361,378
          1,980,000                Quintiles IMS, Inc., Incremental Term B-2 Dollar Loan,
                                   4.386% (LIBOR + 200 bps), 1/17/25                                       1,987,631
          1,496,250                Sound Inpatient Physicians Holdings LLC, First Lien
                                   Initial Term Loan, 5.242% (LIBOR + 300 bps), 6/27/25                    1,507,939
                                                                                                   -----------------
                                                                                                   $       4,856,948
--------------------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.0%+
          1,730,056                Prospect Medical Holdings, Inc., Term B-1 Loan,
                                   7.625% (LIBOR + 550 bps), 2/22/24                               $       1,749,519
                                                                                                   -----------------
                                   Total Health Care Equipment & Services                          $      21,416,497
--------------------------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                   Household Products -- 0.1%
            990,000                Alphabet Holding Co., Inc. (aka Nature's Bounty),
                                   First Lien Initial Term Loan, 5.742% (LIBOR +
                                   350 bps), 9/26/24                                               $         958,908
          1,866,000(g)             Energizer Holdings, Inc., Term Loan B, 6/20/25                          1,884,660
          1,525,063                Spectrum Brands, Inc., 2017 Refinanced USD Term
                                   Loan, 4.349% (LIBOR + 200 bps), 6/23/22                                 1,533,958
                                                                                                   -----------------
                                                                                                   $       4,377,526
--------------------------------------------------------------------------------------------------------------------
                                   Personal Products -- 0.0%+
            297,008                Albea Beauty Holdings SA, Facility B2, 5.195%
                                   (LIBOR + 275 bps), 4/22/24                                      $         296,079
          1,745,625                Coty, Inc., USD Term Loan B, 4.383% (LIBOR +
                                   225 bps), 4/7/25                                                        1,729,260
                                                                                                   -----------------
                                                                                                   $       2,025,339
                                                                                                   -----------------
                                   Total Household & Personal Products                             $       6,402,865
--------------------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.0%+
                                   Life & Health Insurance -- 0.0%+
            729,589                Integro Parent, Inc., First Lien Initial Term Loan, 8.068%
                                   (LIBOR + 575 bps), 10/31/22                                     $         731,412
--------------------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.0%+
             70,319                Alliant Holdings Intermediate LLC, Initial Term Loan,
                                   5.148% (LIBOR + 300 bps), 5/9/25                                $          70,548
            567,718                Confie Seguros Holding II Co., Term B Loan, 7.492%
                                   (LIBOR + 525 bps), 4/19/22                                                559,557
            346,500                USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                                   Loan, 5.386% (LIBOR + 300 bps), 5/16/24                                   346,995
                                                                                                   -----------------
                                                                                                   $         977,100
                                                                                                   -----------------
                                   Total Insurance                                                 $       1,708,512
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.2%
                                   Construction Materials -- 0.0%+
            297,750                HD Supply Waterworks, Ltd., Initial Term Loan, 5.317%
                                   (LIBOR + 300 bps), 8/1/24                                       $         299,284
            345,634                Unifrax I LLC, Initial Dollar Term Loan, 5.886% (LIBOR +
                                   350 bps), 4/4/24                                                          350,818
                                                                                                   -----------------
                                                                                                   $         650,102
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
          2,307,643                Chemours Co., Tranche B-2 US Dollar Term Loan,
                                   4.0% (LIBOR + 175 bps), 4/3/25                                  $       2,308,726
            916,716                Tata Chemicals North America, Term Loan, 5.188%
                                   (LIBOR + 275 bps), 8/7/20                                                 920,726
            382,574                Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                                   5.242% (LIBOR + 300 bps), 9/23/24                                         384,447
            882,863                Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.242%
                                   (LIBOR + 300 bps), 9/23/24                                                887,186
            170,614                W.R. Grace & Co-CONN, Term B-1 Loan, 4.136%
                                   (LIBOR + 175 bps), 4/3/25                                                 171,503
            292,481                W.R. Grace & Co-CONN, Term B-2 Loan, 4.136%
                                   (LIBOR + 175 bps), 4/3/25                                                 294,004
                                                                                                   -----------------
                                                                                                   $       4,966,592
--------------------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.0%+
            490,000                Global Brass and Copper, Inc., Initial Term Loan,
                                   4.75% (LIBOR + 250 bps), 5/29/25                                $         492,756
            240,625                Oxbow Carbon LLC, First Lien Tranche B Term Loan,
                                   5.742% (LIBOR + 350 bps), 1/4/23                                          243,633
                                                                                                   -----------------
                                                                                                   $         736,389
--------------------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.0%+
            847,875                Crown Holdings, Inc., Dollar Term B Loan, 4.163%
                                   (LIBOR + 200 bps), 4/3/25                                       $         853,439
            995,000                IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                                   Tranche B-1 Term Loan, 6.087% (LIBOR +
                                   375 bps), 9/11/23                                                       1,003,084
                                                                                                   -----------------
                                                                                                   $       1,856,523
--------------------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.1%
          1,023,793                Axalta Coating Systems Dutch Holding B BV (Axalta
                                   Coating Systems US Holdings, Inc.), Term B-3 Dollar
                                   Loan, 4.136% (LIBOR + 175 bps), 6/1/24                          $       1,026,992
          1,188,401                Polyone Corp., Term B-4 Loan, 3.898% (LIBOR +
                                   175 bps), 11/11/22                                                      1,191,223
            770,367                PQ Corp., Third Amendment Tranche B-1 Term Loan,
                                   4.742% (LIBOR + 250 bps), 2/8/25                                          772,053
                                                                                                   -----------------
                                                                                                   $       2,990,268
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 99

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Steel -- 0.0%+
          1,017,313                Atkore International, Inc., First Lien Initial Incremental
                                   Term Loan, 5.14% (LIBOR + 275 bps), 12/22/23                    $       1,023,350
            488,794                Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                                   Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21                              489,710
                                                                                                   -----------------
                                                                                                   $       1,513,060
                                                                                                   -----------------
                                   Total Materials                                                 $      12,712,934
--------------------------------------------------------------------------------------------------------------------
                                   MEDIA & ENTERTAINMENT -- 0.6%
                                   Advertising -- 0.1%
          1,666,625                Lamar Media Corp., Term B Loan, 3.938% (LIBOR +
                                   175 bps), 3/14/25                                               $       1,674,611
          1,226,250                Red Ventures LLC (New Imagitas, Inc.), First Lien
                                   Term Loan, 6.242% (LIBOR + 400 bps), 11/8/24                            1,242,600
                                                                                                   -----------------
                                                                                                   $       2,917,211
--------------------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.2%
            233,144                CBS Radio, Inc., Additional Term B-1 Loan, 4.962%
                                   (LIBOR + 275 bps), 11/18/24                                     $         231,393
            648,047                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                                   March 2017 Refinancing Term Loan, 4.408% (LIBOR +
                                   225 bps), 7/17/25                                                         648,722
          1,496,250                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                                   January 2018 Incremental Term Loan, 4.658%
                                   (LIBOR + 250 bps), 1/25/26                                              1,499,617
            643,500                E.W. Scripps Co., Tranche B Term Loan, 4.242%
                                   (LIBOR + 200 bps), 10/2/24                                                645,243
          1,087,297                Gray Television, Inc., Term B-2 Loan, 4.354%
                                   (LIBOR + 225 bps), 2/7/24                                               1,091,277
            491,281                Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                                   4.133% (LIBOR + 200 bps), 10/4/23                                         491,343
            478,589                Quebecor Media, Inc., Facility B-1 Tranche, 4.564%
                                   (LIBOR + 225 bps), 8/17/20                                                480,085
          1,980,000                Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                                   4.492% (LIBOR + 225 bps), 8/23/24                                       1,983,712
          2,252,706                Sinclair Television Group, Inc., Tranche B Term Loan,
                                   4.5% (LIBOR + 225 bps), 1/3/24                                          2,263,267
             87,222                Tribune Media Co., Term B Loan, 5.242% (LIBOR +
                                   300 bps), 12/27/20                                                         87,602
          1,087,108                Tribune Media Co., Term C Loan, 5.242% (LIBOR +
                                   300 bps), 1/26/24                                                       1,091,851
            637,086                Univision Communications, Inc., 2017 Replacement
                                   Repriced First Lien Term Loan, 4.992% (LIBOR +
                                   275 bps), 3/15/24                                                         620,477
                                                                                                   -----------------
                                                                                                   $      11,134,589
--------------------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.2%
          2,236,785                Charter Communications Operating LLC (aka CCO
                                   Safari LLC), Term B Loan, 4.25% (LIBOR + 200
                                   bps), 4/30/25                                                   $       2,242,505

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- (continued)
            244,311                MCC Iowa LLC, Tranche M Term Loan, 4.17% (LIBOR +
                                   200 bps), 1/15/25                                               $         245,227
          1,344,532                Mediacom Illinois LLC (fka Mediacom Communications
                                   LLC), Tranche N Term Loan, 3.92% (LIBOR +
                                   175 bps), 2/15/24                                                       1,346,213
          1,000,000                Unitymedia Hessen GmbH & Co. KG, Facility B, 4.408%
                                   (LIBOR + 225 bps), 9/30/25                                              1,002,031
            663,830                UPC Financing Partnership, Facility AR, 4.658%
                                   (LIBOR + 250 bps), 1/15/26                                                664,107
          2,450,000                Ziggo Secured Finance Partnership, Term Loan E Facility,
                                   4.658% (LIBOR + 250 bps), 4/15/25                                       2,408,656
                                                                                                   -----------------
                                                                                                   $       7,908,739
--------------------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
            997,500                24 Hour Fitness Worldwide, Inc., Term Loan, 5.742%
                                   (LIBOR + 350 bps), 5/30/25                                      $       1,005,812
            492,500                AMC Entertainment Holdings, Inc., 2016 Incremental
                                   Term Loan, 4.384% (LIBOR + 225 bps), 12/15/23                             493,629
          1,406,730                AMC Entertainment Holdings, Inc., Initial Term Loan,
                                   4.384% (LIBOR + 225 bps), 12/15/22                                      1,409,954
            198,113                Kasima LLC, Term Loan, 4.819% (LIBOR +
                                   250 bps), 5/17/21                                                         199,434
          1,239,795                Live Nation Entertainment, Inc., Term B-3 Loan,
                                   4.0% (LIBOR + 175 bps), 10/31/23                                        1,243,662
            394,028                NVA Holdings, Inc., First Lien Term B-3 Loan, 4.992%
                                   (LIBOR + 275 bps), 2/2/25                                                 393,720
            982,423                Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan,
                                   4.75% (LIBOR + 250 bps), 7/2/21                                           984,163
            570,000                Seminole Hard Rock Entertainment, Inc., Term Loan,
                                   5.087% (LIBOR + 275 bps), 5/14/20                                         572,850
                                                                                                   -----------------
                                                                                                   $       6,303,224
--------------------------------------------------------------------------------------------------------------------
                                   Publishing -- 0.0%+
            434,702                DH Publishing LP, Term B-6 Loan, 4.415% (LIBOR +
                                   225 bps), 8/20/23                                               $         435,626
          1,058,757                Quincy Newspapers, Inc., Term Loan B, 5.251%
                                   (LIBOR + 300 bps/PRIME + 200 bps), 11/2/22                              1,063,611
                                                                                                   -----------------
                                                                                                   $       1,499,237
                                                                                                   -----------------
                                   Total Media & Entertainment                                     $      29,763,000
--------------------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 0.2%
                                   Biotechnology -- 0.0%+
          1,085,602                Alkermes, Inc., 2023 Term Loan, 4.38% (LIBOR +
                                   225 bps), 3/27/23                                               $       1,091,708
--------------------------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.0%+
            781,875                Syneos Health, Inc. (fka INC Research Holdings, Inc.),
                                   Replacement Term B Loan, 4.242% (LIBOR +
                                   200 bps), 8/1/24                                                $         784,264
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 101

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.2%
          2,561,563                Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                                   Loan, 6.5% (LIBOR + 425 bps), 4/29/24                           $       2,583,976
            517,125                Grifols Worldwide Operations, Ltd., Tranche B Term
                                   Loan, 4.417% (LIBOR + 225 bps), 1/31/25                                   520,357
            701,234                Horizon Pharma, Inc., Third Amendment Refinanced
                                   Term Loan, 5.5% (LIBOR + 325 bps), 3/29/24                                717,889
            882,844                Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                                   Development LLC), 2018 Term Loan, 4.742% (LIBOR +
                                   250 bps), 8/18/22                                                         884,499
          2,216,162                RPI Finance Trust, Initial Term Loan B-6, 4.386%
                                   (LIBOR + 200 bps), 3/27/23                                              2,226,897
          1,147,879                Valeant Pharmaceuticals International, Inc., Initial
                                   Term Loan, 5.104% (LIBOR + 300 bps), 6/2/25                             1,155,053
                                                                                                   -----------------
                                                                                                   $       8,088,671
                                                                                                   -----------------
                                   Total Pharmaceuticals, Biotechnology & Life Sciences            $       9,964,643
--------------------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.1%
                                   Hotel & Resort REIT -- 0.0%+
          1,106,625                MGM Growth Properties Operating Partnership LP,
                                   Term B Loan, 4.242% (LIBOR + 200 bps), 3/21/25                  $       1,109,293
--------------------------------------------------------------------------------------------------------------------
                                   Real Estate Development -- 0.0%+
          1,000,000                Hanjin International Corp. (aka Wilshire Grand Center),
                                   Initial Term Loan, 4.833% (LIBOR + 250 bps), 10/19/20           $       1,001,562
--------------------------------------------------------------------------------------------------------------------
                                   Retail REIT -- 0.0%+
          1,025,000                DTZ U.S. Borrower LLC (aka Cushman & Wakafield),
                                   Closing Date Term Loan, 5.492% (LIBOR +
                                   325 bps), 8/21/25                                               $       1,029,698
--------------------------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.1%
            879,599                Communications Sales & Leasing, Inc. (CSL Capital
                                   LLC), Shortfall Term Loan, 5.242% (LIBOR + 300
                                   bps), 10/24/22                                                  $         842,545
          1,716,375                Iron Mountain, Inc., Incremental Term Loan B, 3.992%
                                   (LIBOR + 175 bps), 1/2/26                                               1,698,496
                                                                                                   -----------------
                                                                                                   $       2,541,041
                                                                                                   -----------------
                                   Total Real Estate                                               $       5,681,594
--------------------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.2%
                                   Automotive Retail -- 0.1%
          2,031,427                Avis Budget Car Rental LLC, Tranche B Term Loan,
                                   4.25% (LIBOR + 200 bps), 2/13/25                                $       2,035,224
            196,677                Cooper-Standard Automotive, Inc., Additional Term B-1
                                   Loan, 4.242% (LIBOR + 200 bps), 11/2/23                                   197,568
          1,046,138                CWGS Group LLC, Term Loan, 4.87% (LIBOR +
                                   275 bps), 11/8/23                                                       1,030,446
                                                                                                   -----------------
                                                                                                   $       3,263,238
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Internet & Direct Marketing Retail -- 0.0%+
            997,500                Shutterfly, Inc., Incremental Term Loan, 5.0% (LIBOR +
                                   275 bps), 8/17/24                                               $       1,002,363
          2,233,167                Shutterfly, Inc., Initial Term B Loan, 4.67% (LIBOR +
                                   250 bps), 8/19/24                                                       2,241,541
                                                                                                   -----------------
                                                                                                   $       3,243,904
--------------------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.1%
            946,553                Michaels Stores, Inc., 2018 New Replacement Term B
                                   Loan, 4.719% (LIBOR + 250 bps), 1/30/23                         $         944,778
          3,473,750                Staples, Inc., Closing Date Term Loan, 6.343%
                                   (LIBOR + 400 bps), 9/12/24                                              3,477,009
                                                                                                   -----------------
                                                                                                   $       4,421,787
                                                                                                   -----------------
                                   Total Retailing                                                 $      10,928,929
--------------------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.1%
                                   Semiconductor Equipment -- 0.1%
            750,000(g)             Cohu, Inc., Term Loan B, 9/19/25                                $         752,813
            935,474                Micron Technology, Inc., Term Loan, 4.0% (LIBOR +
                                   175 bps), 4/26/22                                                         940,348
          1,947,472                Sensata Technologies BV, Sixth Amendment Term Loan,
                                   3.898% (LIBOR + 175 bps), 10/14/21                                      1,959,239
          1,496,183(g)             Versum Materials, Inc. (fka Versum Materials LLC), Term
                                   Loan, 9/29/23                                                           1,505,223
                                                                                                   -----------------
                                                                                                   $       5,157,623
--------------------------------------------------------------------------------------------------------------------
                                   Semiconductors -- 0.0%+
            664,331                MACOM Technology Solutions Holdings, Inc.
                                   (fka M/A-COM Technology Solutions Holdings, Inc.),
                                   Initial Term Loan, 4.492% (LIBOR + 225 bps), 5/17/24            $         651,045
            404,803                On Semiconductor Corp., 2018 New Replacement
                                   Term B-3 Loan, 3.992% (LIBOR + 175 bps), 3/31/23                          405,891
                                                                                                   -----------------
                                                                                                   $       1,056,936
                                                                                                   -----------------
                                   Total Semiconductors & Semiconductor Equipment                  $       6,214,559
--------------------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.2%
                                   Application Software -- 0.0%+
            304,128                Verint Systems, Inc., Refinancing Term Loan, 4.104%
                                   (LIBOR + 200 bps), 6/28/24                                      $         305,459
--------------------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.0%+
          1,051,517                First Data Corp., 2022D New Dollar Term Loan,
                                   4.212% (LIBOR + 200 bps), 7/8/22                                $       1,053,423
            488,750                WEX, Inc., Term B-2 Loan, 4.492% (LIBOR +
                                   225 bps), 6/30/23                                                         491,262
                                                                                                   -----------------
                                                                                                   $       1,544,685
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 103

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Internet Software & Services -- 0.1%
          1,613,705                Rackspace Hosting, Inc., First Lien Term B Loan,
                                   5.348% (LIBOR + 300 bps), 11/3/23                               $       1,595,262
            807,582                Vantiv LLC (fka Fifth Third Processing Solutions LLC),
                                   New Term B-3 Loan, 3.884% (LIBOR +
                                   175 bps), 10/14/23                                                        810,169
          2,487,500                Vantiv LLC (fka Fifth Third Processing Solutions LLC), New
                                   Term B-4 Loan, 3.884% (LIBOR + 175 bps), 8/9/24                         2,494,806
                                                                                                   -----------------
                                                                                                   $       4,900,237
--------------------------------------------------------------------------------------------------------------------
                                   IT Consulting & Other Services -- 0.1%
          1,612,936                CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                                   Corp.), Term Loan, 4.0% (LIBOR + 175 bps), 8/17/23              $       1,618,068
            500,000(g)             Financial & Risk US Holdings, Inc., Term loan, 9/18/25                    499,509
            692,982                Tempo Acquisition LLC, Initial Term Loan, 5.242%
                                   (LIBOR + 300 bps), 5/1/24                                                 696,361
                                                                                                   -----------------
                                                                                                   $       2,813,938
                                                                                                   -----------------
                                   Total Software & Services                                       $       9,564,319
--------------------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                   Communications Equipment -- 0.1%
          2,525,000(g)             Ciena Corp., Term Loan B, 9/19/25                               $       2,539,203
            778,000                Commscope, Inc., Tranche 5 Term Loan, 4.242%
                                   (LIBOR + 200 bps), 12/29/22                                               783,345
          1,000,000                Plantronics, Inc., Term Loan B, 4.742% (LIBOR +
                                   250 bps), 7/2/25                                                        1,003,594
                                                                                                   -----------------
                                                                                                   $       4,326,142
--------------------------------------------------------------------------------------------------------------------
                                   Electronic Equipment & Instruments -- 0.0%+
            334,865                Zebra Technologies Corp., Tranche B Term Loan,
                                   4.063% (LIBOR + 175 bps), 10/27/21                              $         337,293
--------------------------------------------------------------------------------------------------------------------
                                   Electronic Manufacturing Services -- 0.0%+
            618,568                TTM Technologies, Inc., Term Loan B, 4.604%
                                   (LIBOR + 250 bps), 9/28/24                                      $         621,655
--------------------------------------------------------------------------------------------------------------------
                                   Technology Distributors -- 0.0%+
            653,820                SS&C Technologies Holdings, Inc., Term B-3 Loan,
                                   4.492% (LIBOR + 225 bps), 4/16/25                               $         655,097
--------------------------------------------------------------------------------------------------------------------
                                   Technology Hardware, Storage & Peripherals -- 0.0%+
            996,247                Western Digital Corp., US Term B-4 Loan, 3.992%
                                   (LIBOR + 175 bps), 4/29/23                                      $         999,356
                                                                                                   -----------------
                                   Total Technology Hardware & Equipment                           $       6,939,543
--------------------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.3%
                                   Integrated Telecommunication Services -- 0.2%
            846,000                Altice France SA, USD Term Loan B-13, 6.158%
                                   (LIBOR + 400 bps), 8/14/26                                      $         840,395
          3,276,746                CenturyLink, Inc., Initial Term B Loan, 4.992% (LIBOR +
                                   275 bps), 1/31/25                                                       3,258,996

The accompanying notes are an integral part of these financial statements.

104  Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services -- (continued)
            997,475                Frontier Communications Corp., Term B-1 Loan, 6.0%
                                   (LIBOR + 375 bps), 6/15/24                                      $         980,955
            636,520                General Communications, Inc. Holdings, Inc., New
                                   Term B Loan, 4.492% (LIBOR + 225 bps), 2/2/22                             638,510
          2,950,000                Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                                   4.432% (LIBOR + 225 bps), 2/22/24                                       2,960,449
          1,985,000                SFR Group SA, USD Term Loan B-12, 5.846%
                                   (LIBOR + 369 bps), 1/31/26                                              1,965,150
          1,197,000                TDC AS, Facility B2, 5.839% (LIBOR + 350 bps), 6/4/25                   1,212,411
            682,277                Windstream Services LLC (fka Windstream Corp.),
                                   Tranche B-7 Term Loan, 5.41% (LIBOR +
                                   325 bps), 2/17/24                                                         608,932
                                                                                                   -----------------
                                                                                                   $      12,465,798
--------------------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.1%
            992,500                Altice Financing SA, October 2017 USD Term Loan,
                                   4.908% (LIBOR + 275 bps), 1/31/26                               $         970,169
          1,081,476                Altice US Finance I Corp., March 2017 Refinancing
                                   Term Loan, 4.492% (LIBOR + 225 bps), 7/28/25                            1,080,575
          2,588,823                Sprint Communications, Inc., Initial Term Loan, 4.75%
                                   (LIBOR + 250 bps), 2/2/24                                               2,596,913
          1,484,673                Virgin Media Bristol LLC, Facility K, 4.658% (LIBOR +
                                   250 bps), 1/15/26                                                       1,488,662
                                                                                                   -----------------
                                                                                                   $       6,136,319
                                                                                                   -----------------
                                   Total Telecommunication Services                                $      18,602,117
--------------------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Airlines -- 0.1%
            485,000                American Airlines, Inc., 2017 Replacement Term Loan,
                                   4.133% (LIBOR + 200 bps), 10/10/21                              $         483,143
          2,449,004                American Airlines, Inc., 2018 Replacement Term Loan,
                                   3.98% (LIBOR + 175 bps), 6/27/25                                        2,407,677
            237,016                United Airlines, Inc., Refinanced Term Loan, 3.992%
                                   (LIBOR + 175 bps), 4/1/24                                                 240,571
                                                                                                   -----------------
                                   Total Transportation                                            $       3,131,391
--------------------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.2%
                                   Electric Utilities -- 0.1%
          1,578,699                APLP Holdings, Ltd., Partnership, Term Loan, 5.242%
                                   (LIBOR + 300 bps), 4/13/23                                      $       1,588,811
            769,188                Calpine Construction Finance Co., LP, Term B Loan,
                                   4.742% (LIBOR + 250 bps), 1/15/25                                         770,698
            491,250                Dayton Power & Light Co., Term Loan, 4.25% (LIBOR +
                                   200 bps), 8/24/22                                                         493,092
            590,982                St. Joseph Energy Center LLC, Term B Advance, 5.84%
                                   (LIBOR + 350 bps), 4/10/25                                                596,523
                                                                                                   -----------------
                                                                                                   $       3,449,124
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 105

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 0.0%+
          1,000,000(g)             Lotus Midstream LLC, Term Loan B, 9/26/25                       $       1,008,125
--------------------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy Traders -- 0.1%
            209,998                Calpine Corp., Term Loan, 4.89% (LIBOR +
                                   250 bps), 1/15/24                                               $         210,235
          1,176,816                NRG Energy, Inc., Term Loan, 4.136% (LIBOR +
                                   175 bps), 6/30/23                                                       1,178,958
            743,959                TerraForm AP Acquisition Holdings LLC, Term Loan,
                                   6.636% (LIBOR + 425 bps), 6/27/22                                         747,214
          2,491,225                TerraForm Power Operating LLC, Specified Refinancing
                                   Term Loan, 4.242% (LIBOR + 200 bps), 11/8/22                            2,502,124
                                                                                                   -----------------
                                                                                                   $       4,638,531
                                                                                                   -----------------
                                   Total Utilities                                                 $       9,095,780
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR SECURED FLOATING RATE
                                   LOAN INTERESTS
                                   (Cost $251,801,763)                                             $     252,873,003
--------------------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS -- 8.2% of Net Assets
              1,995(a)             Fannie Mae, 3.373% (1 Year CMT Index +
                                   197 bps), 11/1/23                                               $           2,052
              9,192(a)             Fannie Mae, 3.441% (2 Month USD LIBOR +
                                   168 bps), 1/1/48                                                            9,687
              6,753(a)             Fannie Mae, 3.67% (1 Year CMT Index +
                                   217 bps), 2/1/34                                                            6,705
          2,058,438(a)             Fannie Mae, 3.729% (1 Year CMT Index +
                                   213 bps), 8/1/37                                                        2,169,321
              7,900(a)             Fannie Mae, 3.877% (1 Year CMT Index +
                                   219 bps), 10/1/32                                                           8,021
             10,775(a)             Fannie Mae, 3.914% (1 Year CMT Index +
                                   211 bps), 9/1/32                                                           11,334
         22,210,000(h)             Federal Home Loan Bank Discount Notes, 10/1/18                         22,210,000
              3,059(a)             Federal Home Loan Mortgage Corp., 2.996%
                                   (5 Year CMT Index + 212 bps), 6/1/35                                        3,035
             10,866(a)             Federal Home Loan Mortgage Corp., 3.75% (2 Month
                                   USD LIBOR + 200 bps), 11/1/33                                              11,281
              2,067(a)             Federal Home Loan Mortgage Corp., 4.099% (1 Year
                                   CMT Index + 230 bps), 10/1/23                                               2,109
          2,593,197(a)             Federal Home Loan Mortgage Corp., 4.499%
                                   (2 Month USD LIBOR + 177 bps), 9/1/35                                   2,723,884
              3,896(a)             Government National Mortgage Association II, 3.375%
                                   (1 Year CMT Index + 150 bps), 1/20/22                                       3,929
         12,380,000                U.S. Treasury Notes, 0.75%, 2/15/19                                    12,306,010
         11,245,000                U.S. Treasury Notes, 1.0%, 3/15/19                                     11,173,840
         16,020,000                U.S. Treasury Notes, 1.125%, 2/28/19                                   15,938,023
         17,340,000                U.S. Treasury Notes, 1.125%, 5/31/19                                   17,182,179
         17,200,000                U.S. Treasury Notes, 1.25%, 4/30/19                                    17,081,078

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                   (continued)
          7,985,000                U.S. Treasury Notes, 1.25%, 8/31/19                             $       7,884,876
          6,665,000                U.S. Treasury Notes, 1.375%, 2/28/19                                    6,637,663
         27,420,000                U.S. Treasury Notes, 1.625%, 4/30/19                                   27,289,327
         39,320,000(a)             U.S. Treasury Notes, 2.225% (3 Month Treasury Yield +
                                   3 bps), 4/30/20                                                        39,323,922
         39,330,000(a)             U.S. Treasury Notes, 2.235% (3 Month Treasury Yield +
                                   4 bps), 7/31/20                                                        39,327,433
         34,095,000(a)             U.S. Treasury Notes, 2.24% (3 Month Treasury Yield +
                                   5 bps), 10/31/19                                                       34,115,227
         54,625,000(a)             U.S. Treasury Notes, 2.252% (3 Month Treasury Yield +
                                   6 bps), 7/31/19                                                        54,665,529
         37,285,000(a)             U.S. Treasury Notes, 2.262% (3 Month Treasury Yield +
                                   7 bps), 4/30/19                                                        37,312,286
         46,790,000(a)             U.S. Treasury Notes, 2.332% (3 Month Treasury Yield +
                                   14 bps), 1/31/19                                                       46,822,643
         33,130,000(a)             U.S. Treasury Notes, 2.362% (3 Month Treasury Yield +
                                   17 bps), 10/31/18                                                      33,136,445
         12,080,000                U.S. Treasury Notes, 3.125%, 5/15/19                                   12,126,242
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                   (Cost $439,578,593)                                             $     439,484,081
--------------------------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS --
                                   3.5% of Net Assets
                                   CERTIFICATES OF DEPOSIT -- 0.4%
          1,800,000(a)             Bank of Nova Scotia, 2.637% (3 Month USD LIBOR +
                                   30 bps), 4/12/19                                                $       1,802,443
            650,000                Bank of Tokyo-Mitsubishi UFJ Trust Co.,
                                   1.72%, 10/12/18                                                           649,870
          4,415,000(a)             Canadian Imperial Bank of Commerce, 2.543%
                                   (3 Month USD LIBOR + 20 bps), 5/1/19                                    4,417,553
          2,775,000(a)             MUFG Bank Ltd., 2.96% (3 Month USD LIBOR +
                                   65 bps), 2/22/19                                                        2,780,008
          1,500,000(a)             Nordea Bank AB, 2.692% (3 Month USD LIBOR +
                                   38 bps), 2/21/19                                                        1,502,191
          1,135,000(a)             Swedbank AB, 2.632% (3 Month USD LIBOR +
                                   32 bps), 8/24/20                                                        1,134,363
          4,000,000                Toronto-Dominion Bank, 1.75%, 10/26/18                                  3,998,512
                                                                                                   -----------------
                                                                                                   $      16,284,940
--------------------------------------------------------------------------------------------------------------------
                                   COMMERCIAL PAPER -- 1.7%
         18,600,000                Anthem, Inc., 2.3%, 10/1/18                                     $      18,596,248
          7,460,000                AutoZone, Inc., 2.404%, 10/25/18                                        7,446,303
          4,625,000                Enable Midstream Partners LP, 2.504%, 10/3/18                           4,623,266
          5,275,000                Energy Transfer Partners LP, 2.855%, 10/15/18                           5,268,147
          5,135,000                Eni Finanace USA, Inc., 2.308%, 10/29/18                                5,123,994
         20,525,000                Federation des Caisses Desjardins du Quebec,
                                   2.15%, 10/1/18                                                         20,521,314

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 107

--------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                   COMMERCIAL PAPER -- (continued)
         12,620,000                Prudential Financial, Inc., 2.1%, 10/1/18                      $      12,617,739
          5,200,000                Schlumberger Holdings Corp., 2.283%, 10/4/18                            5,197,897
          6,350,000                Schlumberger Holdings Corp., 2.378%, 10/10/18                           6,344,829
          5,555,000                UDR, Inc., 2.375%, 10/22/18                                             5,545,941
                                                                                                   -----------------
                                                                                                   $      91,285,678
--------------------------------------------------------------------------------------------------------------------
                                   REPURCHASE AGREEMENTS -- 1.4%
         15,765,000                $15,765,000 ScotiaBank, 2.25%, dated 9/28/18
                                   plus accrued interest on 10/1/18
                                   collateralized by $16,083,316 Federal National
                                   Mortgage Association, 3.5% - 5.0%, 9/1/47 - 9/1/48              $      15,765,000
         11,885,000                $11,885,000 Merrill Lynch, Pierce, Fenner & Smith
                                   Inc., 2.26%, dated 9/28/18 plus accrued interest
                                   on 10/1/18 collateralized by $12,122,708 Freddie
                                   Mac Giant, 0.0%, 7/15/32                                               11,885,000
          8,260,000                $8,260,000 TD Securities USA LLC, 2.24%, dated
                                   9/28/18 plus accrued interest on 10/1/18
                                   collateralized by $8,425,201 Federal National
                                   Mortgage Association, 4.0%, 3/1/48                                      8,260,000
         27,800,000                $27,800,000 RBC Capital Markets LLC, 2.22%,
                                   dated 9/28/18 plus accrued interest on 10/1/18
                                   collateralized by the following:
                                   $12,362,023 Freddie Mac Giant, 3.5% - 4.0%,
                                   2/1/48 - 6/1/48
                                   $14,601,077 Federal National Mortgage Association,
                                   4.0%, 9/1/48
                                   $1,398,147 Government National Mortgage Association,
                                   4.5%, 5/20/48 - 6/20/48                                                27,800,000
         11,195,000                $11,195,000 TD Securities USA LLC, 2.22%, dated
                                   9/28/18 plus accrued interest on 10/1/18
                                   collateralized by $11,418,901 Federal National
                                   Mortgage Association, 4.0%, 3/1/48                                     11,195,000
                                                                                                   -----------------
                                                                                                   $      74,905,000
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $182,495,083)                                             $     182,475,618
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.2%
                                   (Cost $5,311,397,258)                                           $   5,310,027,639
--------------------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS AND LIABILITIES -- 0.8%                            $      41,458,849
--------------------------------------------------------------------------------------------------------------------
                                   NET ASSETS -- 100.0%                                            $   5,351,486,488
====================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Strips      Separate trading of registered interest and principal of securities.

T1Y         U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2018, the value of these securities amounted to $2,530,590,413 or 47.3% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At September 30, 2018, the value of these securities amounted to $122,375,735, or 2.2% of net assets. See Notes to Financial Statements -- Note 1G.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2018.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2018.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2018.

(d) Structured reinsurance investment. At September 30, 2018, the value of these securities amounted to $91,733,411, or 1.7% of net assets. See Notes to Financial Statements -- Note 1G.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) This term loan will settle after September 30, 2018, at which time the interest rate will be determined.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2018, were as follows:

--------------------------------------------------------------------------------
                                            Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities        $  113,768,639        $  104,394,826
Other Long-term Securities                  $1,782,599,056        $1,103,043,275

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2018, the Fund engaged in purchases of $7,971,338 and sales of $2,200,497 pursuant to these procedures which resulted in a net realized gain (loss) of $0.

At September 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of 5,316,790,268 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                        $ 12,504,485
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                   (19,267,114)
                                                                                  ------------
     Net unrealized depreciation                                                  $ (6,762,629)
                                                                                  ============

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 109

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------
                               Level 1    Level 2           Level 3        Total
-----------------------------------------------------------------------------------------
Asset Backed Securities        $    --    $ 1,921,643,558   $         --   $1,921,643,558
Collateralized Mortgage
  Obligations                       --      1,296,311,662             --    1,296,311,662
Corporate Bonds
  Insurance
    Reinsurance                     --        117,839,935     96,269,211      214,109,146
  All Other Corporate Bonds         --      1,002,828,588             --    1,002,828,588
Municipal Bond                      --            301,983             --          301,983
Senior Secured Floating Rate
  Loan Interests                    --        252,873,003             --      252,873,003
U.S. Government and Agency
  Obligations                       --        439,484,081             --      439,484,081
Certificates of Deposit             --         16,284,940             --       16,284,940
Commercial Paper                    --         91,285,678             --       91,285,678
Repurchase Agreements               --         74,905,000             --       74,905,000
-----------------------------------------------------------------------------------------
Total Investments
  in Securities                $    --    $ 5,213,758,428   $ 96,269,211   $5,310,027,639
=========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                                                            Corporate
                                                                            Bonds
-----------------------------------------------------------------------------------------
Balance as of 3/31/18                                                       $ 75,884,496
Realized gain (loss)(1)                                                         (308,731)
Change in unrealized appreciation (depreciation)(2)                            2,930,244
Accrued discounts/premiums                                                       (15,933)
Purchases                                                                     38,729,644
Sales                                                                        (23,459,009)
Transfers in to Level 3*                                                       2,508,500
Transfers out of Level 3*                                                             --
-----------------------------------------------------------------------------------------
Balance as of 9/30/18                                                       $ 96,269,211
=========================================================================================

(1) Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2018, an investment having a value of $2,508,500 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at September 30, 2018:   $   2,604,733
                                                                            -------------

The accompanying notes are an integral part of these financial statements.

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Statement of Assets and Liabilities | 9/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,311,397,258)       $5,310,027,639
  Cash                                                                          41,221,323
  Unrealized appreciation on unfunded loan commitments                                 351
  Receivables --
     Investment securities sold                                                  2,056,197
     Fund shares sold                                                           68,760,861
     Interest                                                                   13,100,817
  Other assets                                                                     304,202
-------------------------------------------------------------------------------------------
         Total assets                                                       $5,435,471,390
===========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                       $   57,772,616
      Fund shares repurchased                                                   22,905,737
      Distributions                                                              1,932,054
   Due to affiliates                                                               311,695
   Accrued expenses                                                              1,062,800
-------------------------------------------------------------------------------------------
          Total liabilities                                                 $   83,984,902
===========================================================================================
NET ASSETS:
  Paid-in capital                                                           $5,383,762,505
  Distributable earnings (loss)                                                (32,276,017)
-------------------------------------------------------------------------------------------
         Net assets                                                         $5,351,486,488
===========================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $1,447,788,826/145,376,979 shares)                      $         9.96
  Class C (based on $500,703,762/50,335,096 shares)                         $         9.95
  Class C2 (based on $7,817,719/786,086 shares)                             $         9.95
  Class K (based on $194,343,856/19,496,960 shares)                         $         9.97
  Class Y (based on $3,200,832,325/321,281,057 shares)                      $         9.96
===========================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 111

Statement of Operations (unaudited)

For the Six Months Ended 9/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                $ 70,145,053
-------------------------------------------------------------------------------------------------
      Total investment income                                                        $70,145,053
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  7,502,700
  Administrative expense                                                  678,372
  Transfer agent fees
     Class A                                                              160,358
     Class C                                                               88,526
     Class C2                                                               1,423
     Class K                                                                   72
     Class Y                                                              924,248
  Distribution fees
     Class A                                                            1,283,833
     Class C                                                            1,408,438
     Class C2                                                              20,965
  Shareowner communications expense                                        33,775
  Custodian fees                                                          124,185
  Registration fees                                                       142,392
  Professional fees                                                       116,688
  Printing expense                                                         27,652
  Pricing fees                                                            158,935
  Trustees' fees                                                          114,671
  Insurance expense                                                           464
  Miscellaneous                                                            56,837
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $12,844,534
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $57,300,519
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                             $  (184,768)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $    506,222
     Unfunded loan commitments                                               (375)   $   505,847
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $   321,079
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $57,621,598
=================================================================================================

The accompanying notes are an integral part of these financial statements.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended              Year
                                                             9/30/18            Ended
                                                             (unaudited)        3/31/18
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $    57,300,519    $    70,963,225
Net realized gain (loss) on investments                             (184,768)        (1,585,703)
Change in net unrealized appreciation (depreciation)
  on investments                                                     505,847         (6,325,086)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations   $    57,621,598    $    63,052,436
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.11 and $0.19 per share, respectively)       $   (14,448,884)   $   (18,902,043)
     Class C ($0.10 and $0.16 per share, respectively)            (5,403,010)        (9,859,641)
     Class C2 ($0.10 and $0.16 per share, respectively)              (80,312)          (155,645)
     Class K ($0.12 and $0.21 per share, respectively)            (2,360,522)        (2,374,003)
     Class Y ($0.12 and $0.21 per share, respectively)           (33,441,785)       (44,295,822)
------------------------------------------------------------------------------------------------
        Total distributions to shareowners                   $   (55,734,513)   $   (75,587,154)
================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                            $ 2,557,088,013    $ 4,282,494,452
Reinvestment of distributions                                     48,505,647         65,238,024
Cost of shares repurchased                                    (1,765,888,718)    (3,023,600,815)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                             $   839,704,942    $ 1,324,131,661
------------------------------------------------------------------------------------------------
      Net increase in net assets                             $   841,592,027    $ 1,311,596,943
NET ASSETS:*
Beginning of period                                          $ 4,509,894,461    $ 3,198,297,518
------------------------------------------------------------------------------------------------
End of period                                                $ 5,351,486,488    $ 4,509,894,461
================================================================================================
* For the year ended March 31, 2018 Distributions in excess of net investment income was presented as follows: $(3,087,809).


The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 113

---------------------------------------------------------------------------------------------------
                                Six Months      Six Months
                                Ended           Ended
                                9/30/18         9/30/18            Year Ended      Year Ended
                                Shares          Amount             3/31/18         3/31/18
                                (unaudited)     (unaudited)        Shares          Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                      81,967,399     $  816,290,222      139,177,596    $ 1,387,818,817
Reinvestment of distributions     1,354,930         13,488,404        1,703,453         16,991,053
Less shares repurchased         (59,486,740)      (592,247,742)     (95,397,224)      (951,248,603)
---------------------------------------------------------------------------------------------------
      Net increase               23,835,589     $  237,530,884       45,483,825    $   453,561,267
===================================================================================================
Class C
Shares sold                       4,987,472     $   49,658,837       42,871,530    $   427,136,559
Reinvestment of distributions       540,438          5,373,661          971,625          9,678,740
Less shares repurchased         (17,924,699)      (178,212,609)     (38,154,962)      (380,096,210)
---------------------------------------------------------------------------------------------------
      Net increase (decrease)   (12,396,789)    $ (123,180,111)       5,688,193    $    56,719,089
===================================================================================================
Class C2
Shares sold                          14,553     $      145,843          357,478    $     3,560,454
Reinvestment of distributions         5,071             50,410            8,437             84,026
Less shares repurchased            (131,929)        (1,311,377)        (453,926)        (4,520,152)
---------------------------------------------------------------------------------------------------
      Net decrease                 (112,305)    $   (1,115,124)         (88,011)   $      (875,672)
===================================================================================================
Class K
Shares sold                      11,018,657     $  109,798,819        8,600,901    $    85,780,352
Reinvestment of distributions       159,426          1,588,431          212,334          2,120,086
Less shares repurchased          (7,584,349)       (75,557,301)      (2,082,223)       (20,781,476)
---------------------------------------------------------------------------------------------------
      Net increase                3,593,734     $   35,829,949        6,731,012    $    67,118,962
===================================================================================================
Class Y
Shares sold                     158,712,106     $1,581,194,292      238,342,377    $ 2,378,198,270
Reinvestment of distributions     2,811,721         28,004,741        3,644,225         36,364,119
Less shares repurchased         (92,227,714)      (918,559,689)    (167,063,658)    (1,666,954,374)
---------------------------------------------------------------------------------------------------
      Net increase               69,296,113     $  690,639,344       74,922,944    $   747,608,015
===================================================================================================

The accompanying notes are an integral part of these financial statements.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended           Year           Year         Year         Year       Year
                                                    9/30/18         Ended          Ended        Ended        Ended      Ended
                                                    (unaudited)     3/31/18        3/31/17*     3/31/16*     3/31/15*   3/31/14
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                $     9.95      $     9.99     $   9.92     $  10.00     $  10.07   $  10.08
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $     0.12(a)   $     0.18(a)  $   0.16(a)  $   0.10(a)  $   0.10   $   0.10
   Net realized and unrealized gain (loss) on
     investments                                          0.00(b)        (0.03)        0.08        (0.06)       (0.05)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations  $     0.12      $     0.15     $   0.24     $   0.04     $   0.05   $   0.09
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $    (0.11)     $    (0.19)    $  (0.17)    $  (0.12)    $  (0.12)  $  (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $     0.01      $    (0.04)    $   0.07     $  (0.08)    $  (0.07)  $  (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     9.96      $     9.95     $   9.99     $   9.92     $  10.00   $  10.07
=================================================================================================================================
Total return(c)                                           1.24%(d)        1.51%        2.43%        0.41%        0.54%      0.92%
Ratio of net expenses to average net assets               0.59%(e)        0.60%        0.61%        0.63%        0.63%      0.66%
Ratio of net investment income (loss) to average
  net assets                                              2.30%(e)        1.81%        1.59%        1.01%        0.95%      0.93%
Portfolio turnover rate                                     28%(d)          54%          69%          58%          45%        47%
Net assets, end of period (in thousands)            $1,447,789      $1,209,820     $759,455     $673,352     $694,221   $570,468
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 115

-----------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended         Year         Year         Year         Year       Year
                                                    9/30/18       Ended        Ended        Ended        Ended      Ended
                                                    (unaudited)   3/31/18      3/31/17*     3/31/16*     3/31/15*   3/31/14
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $   9.94      $   9.97     $   9.91     $   9.99     $  10.05   $  10.07
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.10(a)   $   0.15(a)  $   0.13(a)  $   0.07(a)  $   0.07   $   0.08
   Net realized and unrealized gain (loss) on
     investments                                        0.01         (0.02)        0.07        (0.06)       (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations  $   0.11      $   0.13     $   0.20     $   0.01     $   0.03   $   0.05
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $  (0.10)     $  (0.16)    $  (0.14)    $  (0.09)    $  (0.09)  $  (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $   0.01      $  (0.03)    $   0.06     $  (0.08)    $  (0.06)  $  (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   9.95      $   9.94     $   9.97     $   9.91     $   9.99   $  10.05
=============================================================================================================================
Total return(b)                                         1.07%(c)      1.28%        2.00%        0.11%        0.34%      0.54%
Ratio of net expenses to average net assets             0.90%(d)      0.92%        0.93%        0.94%        0.94%      0.97%
Ratio of net investment income (loss) to average
  net assets                                            2.00%(d)      1.48%        1.27%        0.70%        0.66%      0.62%
Portfolio turnover rate                                   28%(c)        54%          69%          58%          45%        47%
Net assets, end of period (in thousands)            $500,704      $623,642     $568,840     $524,030     $594,283   $575,457
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year
                                                             9/30/18      Ended       Ended       Ended       Ended     8/1/13
                                                             (unaudited)  3/31/18     3/31/17*    3/31/16*    3/31/15*  to 3/31/14
-----------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $  9.94      $  9.97     $  9.91     $  9.99     $ 10.05   $ 10.04
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10(a)   $  0.15(a)  $  0.13(a)  $  0.07(a)  $  0.06   $  0.07
   Net realized and unrealized gain (loss) on investments       0.01        (0.02)       0.07       (0.06)      (0.03)    (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations           $  0.11      $  0.13     $  0.20     $  0.01     $  0.03   $  0.06
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.10)     $ (0.16)    $ (0.14)    $ (0.09)    $ (0.09)  $ (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.01      $ (0.03)    $  0.06     $ (0.08)    $ (0.06)  $  0.01
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.95      $  9.94     $  9.97     $  9.91     $  9.99   $ 10.05
===================================================================================================================================
Total return(b)                                                 1.07%(c)     1.29%       2.00%       0.11%       0.33%     0.56%(c)
Ratio of net expenses to average net assets                     0.91%(d)     0.92%       0.93%       0.94%       0.95%     0.99%(d)
Ratio of net investment income (loss) to average net assets     2.00%(d)     1.47%       1.27%       0.69%       0.66%     0.68%(d)
Portfolio turnover rate                                           28%(c)       54%         69%         58%         45%       47%
Net assets, end of period (in thousands)                     $ 7,818      $ 8,929     $ 9,834     $10,292     $11,258   $ 3,699
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 117

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year        Year        Year      Year
                                                            9/30/18       Ended        Ended       Ended       Ended     Ended
                                                            (unaudited)   3/31/18      3/31/17*    3/31/16*    3/31/15*  3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                        $   9.96      $   9.99     $  9.93     $ 10.01     $ 10.07   $ 10.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.13(a)   $   0.20(a)  $  0.19(a)  $  0.12(a)  $  0.14   $  0.12
   Net realized and unrealized gain (loss) on investments       0.00(b)      (0.02)       0.06       (0.06)      (0.06)    (0.00)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations          $   0.13      $   0.18     $  0.25     $  0.06     $  0.08   $  0.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.12)     $  (0.21)    $ (0.19)    $ (0.14)    $ (0.14)  $ (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.01      $  (0.03)    $  0.06     $ (0.08)    $ (0.06)  $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.97      $   9.96     $  9.99     $  9.93     $ 10.01   $ 10.07
====================================================================================================================================
Total return(c)                                                 1.35%(d)      1.83%       2.55%       0.64%       0.83%     1.16%
Ratio of net expenses to average net assets                     0.37%(e)      0.38%       0.42%       0.42%       0.41%     0.41%
Ratio of net investment income (loss) to average net assets     2.54%(e)      2.03%       1.92%       1.24%       1.28%     1.19%
Portfolio turnover rate                                           28%(d)        54%         69%         58%         45%       47%
Net assets, end of period (in thousands)                    $194,344      $158,443     $91,666     $ 5,026     $ 5,091   $    10
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended           Year           Year           Year           Year         Year
                                                9/30/18         Ended          Ended          Ended          Ended        Ended
                                                (unaudited)     3/31/18        3/31/17*       3/31/16*       3/31/15*     3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period            $     9.96      $     9.99     $     9.93     $    10.01     $    10.07   $  10.09
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                 $     0.12(a)   $     0.19(a)  $     0.17(a)  $     0.11(a)  $     0.11   $   0.12
   Net realized and unrealized gain (loss) on
     investments                                      0.00(b)        (0.01)          0.07          (0.06)         (0.03)     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment
  operations                                    $     0.12      $     0.18     $     0.24     $     0.05     $     0.08   $   0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                        $    (0.12)     $    (0.21)    $    (0.18)    $    (0.13)    $    (0.14)  $  (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $       --      $    (0.03)    $     0.06     $    (0.08)    $    (0.06)  $  (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     9.96      $     9.96     $     9.99     $     9.93     $    10.01   $  10.07
====================================================================================================================================
Total return(c)                                       1.21%(d)        1.76%          2.46%          0.54%          0.79%      0.99%
Ratio of net expenses to average net assets           0.44%(e)        0.46%          0.50%          0.51%          0.51%      0.54%
Ratio of net investment income (loss) to
  average net assets                                  2.47%(e)        1.94%          1.70%          1.15%          1.08%      1.05%
Portfolio turnover rate                                 28%(d)          54%            69%            58%            45%        47%
Net assets, end of period (in thousands)        $3,200,832      $2,509,061     $1,768,502     $1,418,468     $1,188,107   $912,810
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 119

Notes to Financial Statements | 9/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

120 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. General Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. GAAP that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 121

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At September 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

122 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

B.   Investment Income and Transactions

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 123

     The tax character of distributions paid during the year ended March 31, 2018 was as follows:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $ 75,587,154
     ---------------------------------------------------------------------------
          Total                                                    $ 75,587,154
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,827,799
     Capital loss carryforward                                      (29,200,171)
     Current year dividend payable                                   (1,522,605)
     Unrealized depreciation                                         (7,268,125)
     ---------------------------------------------------------------------------
          Total                                                    $(34,163,102)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2018.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 125 financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound

126 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

     Open repurchase agreements as of September 30, 2018 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended September 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $237,935 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2018.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 127

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 3,065
Class C                                                                    6,505
Class C2                                                                     119
Class K                                                                       86
Class Y                                                                   24,000
--------------------------------------------------------------------------------
   Total                                                                 $33,775
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $73,760 in distribution fees payable to the Distributor at September 30, 2018.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain

128 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2018, CDSCs in the amount of $78,901 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2018, the Fund had no borrowings under the credit facility.

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of September 30, 2018, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation/
Loan                         Principal     Cost       Value       (Depreciation)
--------------------------------------------------------------------------------
GFL Environmental Inc.,
 Delayed Draw Term Loan      $71,823       $71,652    $72,003     $351
--------------------------------------------------------------------------------
  Total Value                $71,823       $71,652    $72,003     $351
================================================================================

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 129

ADDITIONAL INFORMATION

Effective October 1, 2018, management fees will be calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion, 0.30% of the next $4 billion, 0.25% of the next $2.5 billion and 0.20% on assets over $7.5 billion.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

130 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 131

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

132 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 133

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered additional breakpoints that would be added to the Fund's management fee schedule, effective October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund,

134 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 135

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

136 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 137

                          This page is for your notes.


138 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

                          This page is for your notes.


    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18 139

                          This page is for your notes.


140 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 25249-07-1118

                                Pioneer Dynamic
                                Credit Fund

--------------------------------------------------------------------------------
                                Semiannual Report | September 30, 2018
--------------------------------------------------------------------------------

                                Ticker Symbols:
                                Class A     RCRAX
                                Class C     RCRCX
                                Class Y     RCRYX

                                [LOGO]  Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                                visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         38

Notes to Financial Statements                                                45

Additional Information                                                       63

Approval of Investment Management Agreement                                  65

Trustees, Officers and Service Providers                                     70

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 1

President's Letter

Through the third quarter of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned more than 10%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.6%.

The momentum in the equity market has been driven by several factors, including overall positive corporate earnings reports and a strong U.S. economy. U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and was expected to top 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims hitting a multi-decade low and consumer and small-business confidence achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) continued with its tightening of monetary policy by raising interest rates in September, the third such increase during this calendar year, and has been moving forward with the tapering of its balance sheet, a process which began in October 2017.

Across the fixed-income space, rising interest rates have helped drive down the returns of some asset classes, such as U.S. Treasuries. However, strong corporate earnings and higher oil prices have propelled high-yield bonds well into positive territory through the first nine months of the year. In addition, higher rates have contributed to positive year-to-date returns for floating-rate instruments such as bank loans, while structured sectors, including asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, even with both interest rates and home prices moving upward.

Despite the generally positive returns, market volatility has increased this year compared with 2017. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and investors have grappled with various issues on the international front in recent months, including a lack of progress in the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, proposed higher tariffs on Chinese imports could have a negative impact on that country's economy and, by extension, on its Asian trade partners.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

As we enter the final quarter of 2018, however, we remain cautious on the equity markets. While we are constructive on our view of U.S. stocks and the overall economy, the previously mentioned risk factors and increased volatility are concerns that may overtake that constructive view.

In fixed income, we have taken a more cautious approach in our core portfolios with regard to credit-sensitive debt, as those investments appear more susceptible to what we believe could be a less-benign credit environment going forward, due in part to increased leverage within the investment-grade and bank-loan market segments. We believe that structured credit sectors, including agency MBS, non-agency MBS, and ABS, may offer investors more attractive relative value, given solid U.S. housing market and consumer fundamentals. Agency MBS and high-quality, non-agency MBS may also offer lower downside volatility and stronger credit protections relative to their quality ratings. In addition, as interest rates have risen, we find that short- and intermediate-term Treasuries have become more attractive.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 3

Portfolio Management Discussion | 9/30/18

In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of Pioneer Dynamic Credit Fund during the six-month period ended September 30, 2018. Mr. Temple, Managing Director, Director of Corporate Credit Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2018?

A Pioneer Dynamic Credit Fund's Class A shares returned 0.98% at net asset value during the six-month period ended September 30, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the ICE BofA ML Index), returned 1.17%. During the same period, the average return of the 325 mutual funds in Morningstar's Multisector Bond Funds category was 0.42%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended September 30, 2018?

A The acceleration in domestic economic growth was the primary factor driving returns across the various segments of the bond market over the past six months. Spurred on by the combination of lower taxes and reduced regulation, the U.S. economy surged to 4.1% year-over-year growth in the second quarter, and it appeared to be on track for a 3%-plus expansion for the full year as of the close of the period. In addition, initial jobless claims hit their lowest levels since 1969, small business optimism rose to the highest level since its 1974 inception, and consumer confidence hit its highest point since 2000.

      Improving economic conditions provided a tailwind for the credit-sensitive segments of the market -- such as investment-grade and high-yield corporate bonds -- by supporting investor sentiment and contributing to better-than-expected corporate earnings. However, stronger growth also prompted the U.S. Federal Reserve (the Fed) to tighten its monetary policy. In addition to enacting two 0.25% interest-rate increases, the Fed continued the process of reducing the size of its balance sheet, a process which began in October 2017. Investors also foresaw further rate hikes in the offing over the next 12 to 15 months. At the end of September, in fact, the market was expecting another quarter-point rate increase before year-end 2018, together with three more rate hikes in 2019. The prospect of tighter Fed

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 policy put upward pressure on U.S. Treasury yields, which weighed on the total returns of the more interest-rate sensitive segments of the bond market, including Treasury securities.

Q What were the principal factors that affected the Fund's benchmark-relative performance during the six-month period ended September 30, 2018?

A The Fund's position in investment-grade corporates, while posting a narrow gain in absolute terms, lagged the benchmark and thus detracted from relative performance during the period. The Fund also lost some ground versus the benchmark by having a higher-quality bias within the corporate sector, given that lower-quality securities generated the strongest returns over the six months. A portfolio allocation to European corporates further detracted from the Fund's benchmark-relative results.

      Asset allocation decisions contributed positively to the Fund's benchmark-relative returns during the six-month period. Our emphasis on investing in market segments that performed well relative to the ICE BofA ML Index, including high-yield bonds, senior loans, and insurance-linked securities (ILS), aided the Fund's results. High-yield securities made a particularly strong contribution to benchmark-relative performance, as our preference for investments in the energy and communications sectors added value. Bank loans outperformed the ICE BofA ML Index for the period, and so the Fund's loan exposures also contributed positively to relative returns. In general, investments in asset classes that typically offer floating rates instead of fixed rates, such as ILS and bank loans, attract robust investor demand during times when the Fed is tightening monetary policy, and so the Fund's allocation to ILS, which allow insurance companies to transfer the risk of claims losses to the capital markets, was another positive contributor to relative returns. During the period, the Fund's ILS weighting averaged roughly 8% of invested assets, based on our view that ILS offer both above-average yield potential and lower sensitivity to the interest-rate and credit risks that typically drive returns across the rest of the bond market.

Q How did the Fund's exposure to derivative securities affect its performance during the six-month period ended September 30, 2018?

A The Fund had investments in several types of derivative securities during the period. We used credit default swaps to manage the portfolio's exposure to credit-linked securities, which generally helped performance. We also invested in interest-rate futures to help manage the Fund's duration risk, and we used forward foreign currency contracts (currency forwards) to take directional views on underlying economies and to manage the risks associated with investments denominated in foreign currencies. Our interest-rate strategies did not have a significant effect on the Fund's performance, while the currency forwards had a slightly negative impact.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 5

      We maintained the Fund's hedges to help protect against potential tail risk (that is, large market downturns stemming from unexpected events). The hedging approach detracted from performance, given that the credit markets were fairly stable over the six-month period. However, we believe the strategy to be prudent, in light of the combination of rich valuations and an economic expansion that has become extended, as compared to the historical average.

Q Was there any change in the Fund's yield, or distributions to shareholders, during the six-month period ended September 30, 2018?

A The Fund's yield declined over the six-month period as compared with its level as of March 31, 2018. The decline was driven primarily by a reduced portfolio position in European high-yield corporates.

Q What is your investment outlook, and how did that translate to changes in the Fund's positioning during the six-month period ended September 30, 2018?

A Although the overall backdrop remains broadly positive, given strong economic growth and rising corporate earnings, we recognize that valuations have become less compelling in many areas of the credit sectors. In high yield, for instance, credit spreads fell to multi-year lows in September. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We believe that to be an indication that certain risk factors -- such as an unexpected slowdown in growth or a policy misstep by the Fed -- could have a meaningful effect on bond-market performance.

      Those factors prompted us to pursue a defensive positioning in the Fund's portfolio. We sought to achieve the defensive positioning by modestly increasing the overall credit quality of the Fund's holdings. We also kept the portfolio's duration below our target level to help protect against the possibility of higher market volatility. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, we reduced the Fund's allocation in high-yield securities and redeployed the proceeds into securitized assets, which generally feature stronger underlying credit profiles.

      Our cautious posture as of period-end was also reflected in our efforts to reduce the portfolio's sensitivity to broader market performance by diversifying* holdings into categories with lower historical performance correlations to Treasuries, such as bank loans, securitized credit, and ILS.

*     Diversification does not assure a profit nor protect against loss.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

      With that said, we may reconsider the size of the Fund's ILS allocation, since the recent positive relative performance of the asset class has resulted in slightly less attractive valuations.

      We also sought to use market volatility as an opportunity to adjust the Fund's positioning. Specifically, we remained on the lookout for values created by shifting geopolitical risks and inflections in non-U.S. economies. For example, we sought to take advantage of the downturn in the emerging markets by moving the Fund from a short position in the early part of the period to a long position by the late summer. We believe the attractive yields available in the emerging markets, and the underperformance of the asset class thus far in 2018, has created more compelling valuations.

      From a sector-positioning standpoint, we have been seeking value in sectors and issuers that we believe have long-term, stable cash flows. We did not make any significant sector or industry allocation shifts during the period, and so the Fund's holdings remain tilted toward the financial and midstream energy industries, with some positions in European corporates.

      We believe those aspects of the Fund's positioning, taken together, illustrate the potential merits of the Fund's flexible investment approach. We manage the portfolio in an unconstrained fashion, meaning that we can increase or decrease duration and credit risk as conditions warrant. We believe that degree of flexibility may prove especially important if the investment backdrop indeed becomes more volatile and less supportive for the credit-sensitive sectors in the months ahead.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 7

Please refer to the Schedule of Investments on pages 17-37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 9

Portfolio Summary | 9/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           49.3%
U.S. Government and Agency Obligations                                    15.0%
Senior Secured Floating Rate Loan Interests                               12.1%
Collateralized Mortgage Obligations                                       10.9%
Asset Backed Securities                                                    6.4%
Affiliated Closed-End Fund(m)                                              5.5%
Municipal Bonds                                                            0.7%
Over The Counter (OTC) Call Options Purchased                              0.1%
Right/Warrant                                                              0.0%+
Exchange-Traded Put Options Purchased                                      0.0%+

* Includes investments in Insurance-Linked Securities totaling 8.6% of total investments.

+     Amount rounds to less than 0.1%.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Notes, 2.125%, 12/31/22                                                               7.58%
-------------------------------------------------------------------------------------------------------------
 2. Pioneer ILS Interval Fund(m)                                                                        5.47
-------------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 2.875%, 5/31/25                                                                3.47
-------------------------------------------------------------------------------------------------------------
 4. U.S. Treasury Bills, 10/18/18                                                                       3.45
-------------------------------------------------------------------------------------------------------------
 5. Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2, 4.366%
    (1 Month USD LIBOR + 215 bps), 10/25/30                                                             1.11
-------------------------------------------------------------------------------------------------------------
 6. STACR Trust, Series 2018-DNA2, Class B1, 5.916% (1 Month USD LIBOR + 370 bps),
    12/25/30 (144A)                                                                                     1.10
-------------------------------------------------------------------------------------------------------------
 7. Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                             1.05
-------------------------------------------------------------------------------------------------------------
 8. Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1B1, 6.466%
    (1 Month USD LIBOR + 425 bps), 1/25/31                                                              1.03
-------------------------------------------------------------------------------------------------------------
 9. Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2, 4.766%
    (1 Month USD LIBOR + 255 bps), 12/25/30                                                             1.03
-------------------------------------------------------------------------------------------------------------
10. Level 3 Financing, Inc., 5.375%, 5/1/25                                                             1.03
-------------------------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").


10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Prices and Distributions | 9/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                  9/30/18                3/31/18
--------------------------------------------------------------------------------
             A                      $9.11                  $9.20
--------------------------------------------------------------------------------
             C                      $9.08                  $9.17
--------------------------------------------------------------------------------
             Y                      $9.14                  $9.24
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18-9/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term          Long-Term
            Class          Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
             A            $0.1787                $ --                $ --
--------------------------------------------------------------------------------
             C            $0.1437                $ --                $ --
--------------------------------------------------------------------------------
             Y            $0.1917                $ --                $ --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 11

Performance Update | 9/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
-----------------------------------------------------------
                                            ICE
                                            BofA ML
                   Net        Public        U.S. Dollar
                   Asset      Offering      3-Month
                   Value      Price         LIBOR
Period             (NAV)      (POP)         Index
-----------------------------------------------------------
Life-of-Class
(4/29/11)          3.37%       2.73%        0.63%
5 years            3.10        2.15         0.76
1 year             0.84       -3.70         1.79
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                1.25%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $ 9,550                            $10,000
9/11                  $ 9,121                            $10,009
9/12                  $10,085                            $10,058
9/13                  $10,482                            $10,090
9/14                  $10,956                            $10,114
9/15                  $10,664                            $10,140
9/16                  $11,430                            $10,190
9/17                  $12,107                            $10,295
9/18                  $12,208                            $10,478

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Performance Update | 9/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
-----------------------------------------------------------
                                            ICE
                                            BofA ML
                                            U.S. Dollar
                                            3-Month
                   If         If            LIBOR
Period             Held       Redeemed      Index
-----------------------------------------------------------
Life-of-Class
(4/29/11)          2.56%      2.56%         0.63%
5 years            2.33       2.33          0.76
1 year             0.07       0.07          1.79
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                2.01%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $10,000                            $10,000
9/11                  $ 9,517                            $10,009
9/12                  $10,434                            $10,058
9/13                  $10,753                            $10,090
9/14                  $11,156                            $10,114
9/15                  $10,778                            $10,140
9/16                  $11,466                            $10,190
9/17                  $12,055                            $10,295
9/18                  $12,063                            $10,478

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 13

Performance Update | 9/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2018)
-----------------------------------------------------------
                                            ICE
                                            BofA ML
                           Net              U.S. Dollar
                           Asset            3-Month
                           Value            LIBOR
Period                     (NAV)            Index
-----------------------------------------------------------
Life-of-Class
(4/29/11)                  3.72%            0.63%
5 years                    3.39             0.76
1 year                     1.02             1.79
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------------
              Gross          Net
-----------------------------------------------------------
              1.01%          0.91%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $5,000,000                         $5,000,000
9/11                  $4,800,067                         $5,004,688
9/12                  $5,318,483                         $5,028,875
9/13                  $5,549,790                         $5,044,884
9/14                  $5,816,607                         $5,057,058
9/15                  $5,674,388                         $5,069,924
9/16                  $6,108,511                         $5,095,017
9/17                  $6,489,244                         $5,147,253
9/18                  $6,555,750                         $5,239,233

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                              A              C               Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00       $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,009.80      $1,006.00       $1,010.20
(after expenses) on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid                            $5.69          $9.50           $4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.89% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2018, through September 30, 2018.

--------------------------------------------------------------------------------
Share Class                              A              C               Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00       $1,000.00
Value on 4/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,019.40      $1,015.59       $1,020.81
(after expenses) on 9/30/18
--------------------------------------------------------------------------------
Expenses Paid                            $5.72          $9.55           $4.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.89% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Schedule of Investments | 9/30/18 (unaudited)

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 93.7%
                             ASSET BACKED SECURITIES -- 6.3% of Net Assets
                             BANKS -- 6.3%
                             Thrifts & Mortgage Finance -- 6.3%
    1,000,000                Access Point Funding I LLC, Series 2017-A, Class B,
                             3.97%, 4/15/29 (144A)                                                  $    990,262
    1,200,000                Ascentium Equipment Receivables Trust, Series
                             2016-2A, Class E, 6.79%, 10/10/24 (144A)                                  1,248,162
      800,000                Engs Commercial Finance Trust, Series 2016-1A,
                             Class D, 5.22%, 1/22/24 (144A)                                              773,699
    2,282,000                Engs Commercial Finance Trust, Series 2018-1A,
                             Class E, 6.1%, 8/22/25 (144A)                                             2,289,592
    1,800,000                Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                             8/28/27 (144A)                                                            1,720,476
      135,087(a)             GE Mortgage Services LLC, Series 1997-HE1,
                             Class A4, 7.78%, 3/25/27                                                     38,612
      200,000                InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                             11/15/46 (144A)                                                             197,344
      650,000(b)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                             Class C, 4.189% (3 Month USD LIBOR + 185 bps),
                             4/15/26 (144A)                                                              645,005
      650,000(b)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                             Class D, 6.289% (3 Month USD LIBOR + 395 bps),
                             4/15/26 (144A)                                                              638,797
    2,500,000                Progress Residential Trust, Series 2018-SFR2,
                             Class E, 4.656%, 8/17/35 (144A)                                           2,489,198
    2,510,000                Progress Residential Trust, Series 2018-SFR3,
                             Class F, 5.368%, 10/17/35 (144A)                                          2,513,623
    1,142,599                Solarcity Lmc Series VI LLC, Series 2016-A, Class A,
                             4.8%, 9/20/48 (144A)                                                      1,153,910
    2,750,000                Westlake Automobile Receivables Trust, Series
                             2018-3A, Class E, 4.9%, 12/15/23 (144A)                                   2,744,245
                                                                                                    ------------
                             Total Banks                                                            $ 17,442,925
----------------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $17,647,033)                                                     $ 17,442,925
----------------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             10.8% of Net Assets
                             BANKS -- 10.8%
                             Thrifts & Mortgage Finance -- 10.8%
       19,702(a)             Bear Stearns ALT-A Trust, Series 2003-3, Class 1A,
                             3.919%, 10/25/33                                                       $     20,509
       69,680(a)             Bear Stearns Commercial Mortgage Securities Trust,
                             Series 2005-PWR7, Class B, 5.214%, 2/11/41                                   69,366
      235,000(b)             Bellemeade Re, Ltd., Series 2018-2A, Class B1, 4.866%
                             (1 Month USD LIBOR + 265 bps), 8/25/28 (144A)                               243,573
      500,000(a)             Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                             Class E, 3.208%, 7/10/47 (144A)                                             349,719

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 17

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      490,000(a)             COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                             Class B, 6.015%, 5/15/46                                               $    488,329
      500,000(a)             CSAIL Commercial Mortgage Trust, Series 2015-C4,
                             Class D, 3.736%, 11/15/48                                                   459,223
      225,544(a)             CSFB Mortgage-Backed Pass-Through Certificates,
                             Series 2003-17, Class B2, 5.5%, 6/25/33                                           2
    1,250,000(a)             Deephaven Residential Mortgage Trust, Series 2018-3A,
                             Class B1, 5.007%, 8/25/58 (144A)                                          1,249,960
      890,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2017-C02, Class 2B1, 7.716% (1 Month USD
                             LIBOR + 550 bps), 9/25/29                                                 1,042,069
    1,500,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2017-C05, Class 1M2, 4.416% (1 Month USD
                             LIBOR + 220 bps), 1/25/30                                                 1,545,843
      655,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2017-C06, Class 1B1, 6.366% (1 Month USD
                             LIBOR + 415 bps), 2/25/30                                                   701,731
    2,509,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2018-C03, Class 1B1, 5.966% (1 Month USD
                             LIBOR + 375 bps), 10/25/30                                                2,544,695
    3,000,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2018-C03, Class 1M2, 4.366% (1 Month USD
                             LIBOR + 215 bps), 10/25/30                                                3,038,633
    2,750,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2018-C04, Class 2M2, 4.766% (1 Month USD
                             LIBOR + 255 bps), 12/25/30                                                2,813,636
    2,710,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2018-C05, Class 1B1, 6.466% (1 Month USD
                             LIBOR + 425 bps), 1/25/31                                                 2,823,070
      420,000(b)             Fannie Mae Connecticut Avenue Securities, Series
                             2018-C05, Class 1M2, 4.566% (1 Month USD
                             LIBOR + 235 bps), 1/25/31                                                   426,827
      203,485                Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class B2, 5.25%, 11/25/32 (144A)                                             56,640
       84,162                Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class B3, 5.25%, 11/25/32 (144A)                                                  1
      280,947                Global Mortgage Securitization, Ltd., Series 2005-A,
                             Class B2, 5.25%, 4/25/32 (144A)                                             251,456
       61,300                Global Mortgage Securitization, Ltd., Series 2005-A,
                             Class B3, 5.25%, 4/25/32 (144A)                                               1,362
      570,000(a)             GMAT Trust, Series 2013-1A, Class M, 5.0%,
                             11/25/43 (144A)                                                             413,563
      365,109(b)             GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                             5.485% (1 Month USD LIBOR + 390 bps), 7/15/31 (144A)                        367,242
      800,000(a)             JPMBB Commercial Mortgage Securities Trust, Series
                             2013-C17, Class D, 5.05%, 1/15/47 (144A)                                    796,794
      300,000(a)             JPMDB Commercial Mortgage Securities Trust, Series
                             2016-C4, Class D, 3.222%, 12/15/49 (144A)                                   248,500

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      434,894(b)             La Hipotecaria Panamanian Mortgage Trust, Series
                             2007-1GA, Class A, 3.389% (Panamanian Mortgage
                             Reference Rate - 125 bps), 12/23/36 (144A)                             $    432,720
      300,000(a)             Morgan Stanley Capital I Trust, Series 2016-BNK2,
                             Class D, 3.0%, 11/15/49 (144A)                                              245,787
      500,000                Morgan Stanley Capital I Trust, Series 2016-UBS9,
                             Class D, 3.0%, 3/15/49 (144A)                                               416,496
    3,000,000(b)             STACR Trust, Series 2018-DNA2, Class B1, 5.916%
                             (1 Month USD LIBOR + 370 bps), 12/25/30 (144A)                            3,022,487
    1,550,000(b)             STACR Trust, Series 2018-DNA3, Class M2, 4.234%
                             (1 Month USD LIBOR + 210 bps), 9/25/48 (144A)                             1,554,796
    1,525,000(b)             Starwood Waypoint Homes Trust, Series 2017-1,
                             Class E, 4.758% (1 Month USD LIBOR + 260 bps),
                             1/17/35 (144A)                                                            1,530,911
    1,000,000                Tricon American Homes Trust, Series 2017-SFR1, Class F,
                             5.151%, 9/17/34 (144A)                                                    1,006,755
      900,000                Tricon American Homes Trust, Series 2017-SFR2, Class F,
                             5.104%, 1/17/36 (144A)                                                      906,253
      750,000                Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1,
                             Class D, 3.0%, 8/15/49 (144A)                                               617,848
      200,000(a)             WFRBS Commercial Mortgage Trust, Series 2013-C12,
                             Class D, 4.562%, 3/15/48 (144A)                                             184,344
                                                                                                    ------------
                             Total Banks                                                            $ 29,871,140
----------------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.0%+
                             Government -- 0.0%+
      158,467(b)             FREMF Mortgage Trust, Series 2015-KLSF, Class B, 6.514%
                             (1 Month USD LIBOR + 440 bps), 11/25/22 (144A)                         $    164,130
                                                                                                    ------------
                             Total Government                                                       $    164,130
----------------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $30,044,151)                                                     $ 30,035,270
----------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 48.9% of Net Assets
                             BANKS -- 4.3%
                             Diversified Banks -- 4.3%
    1,445,000(a)(c)          Bank of America Corp., 6.3% (3 Month USD
                             LIBOR + 455 bps)                                                       $  1,542,537
    1,500,000(a)(c)          Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                      1,503,750
    2,640,000                BPCE SA, 4.875%, 4/1/26 (144A)                                            2,635,817
EUR 1,200,000(a)(c)          Cooperatieve Rabobank UA, 6.625% (5 Year EUR Swap
                             Rate + 670 bps)                                                           1,545,858
    1,700,000(a)(c)          Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                             Swap Rate + 760 bps)                                                      1,821,125
    1,450,000(a)(c)          Societe Generale SA, 7.375% (5 Year USD Swap
                             Rate + 624 bps) (144A)                                                    1,495,312
    1,400,000(a)(c)          Swedbank AB, 6.0% (5 Year USD Swap Rate + 411 bps)                        1,416,408
                                                                                                    ------------
                             Total Banks                                                            $ 11,960,807
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 19

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.6%
                             Building Products -- 0.8%
    2,170,000                Standard Industries, Inc., 5.375%, 11/15/24 (144A)                     $  2,167,287
----------------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.8%
    2,425,000                United Rentals North America, Inc., 4.625%, 10/15/25                   $  2,352,250
                                                                                                    ------------
                             Total Capital Goods                                                    $  4,519,537
----------------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 1.3%
                             Environmental & Facilities Services -- 0.4%
    1,200,000                Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                           $  1,237,500
----------------------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.9%
    2,579,000                Brink's Co., 4.625%, 10/15/27 (144A)                                   $  2,366,232
                                                                                                    ------------
                             Total Commercial & Professional Services                               $  3,603,732
----------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.7%
                             Homebuilding -- 1.7%
      765,000                DR Horton, Inc., 5.75%, 8/15/23                                        $    813,818
    2,190,000                KB Home, 7.0%, 12/15/21                                                   2,307,713
    1,650,000                Taylor Morrison Communities, Inc./Taylor Morrison
                             Holdings II, Inc., 5.875%, 4/15/23 (144A)                                 1,662,375
                                                                                                    ------------
                             Total Consumer Durables & Apparel                                      $  4,783,906
----------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.2%
                             Casinos & Gaming -- 0.2%
      420,000                International Game Technology Plc, 6.25%, 1/15/27 (144A)               $    425,208
                                                                                                    ------------
                             Total Consumer Services                                                $    425,208
----------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.3%
                             Diversified Capital Markets -- 1.9%
    1,550,000                Avation Capital SA, 6.5%, 5/15/21 (144A)                               $  1,553,875
    1,955,000(a)(c)          Credit Suisse Group AG, 7.125% (5 Year USD Swap
                             Rate + 511 bps)                                                           2,003,875
    1,600,000                Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                             1,552,000
                                                                                                    ------------
                                                                                                    $  5,109,750
----------------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.9%
    2,290,000                UBS AG, 7.625%, 8/17/22                                                $  2,551,060
----------------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.4%
    1,000,000^(d)            Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                $  1,174,434
----------------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.1%
      695,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                          $    721,702
      890,000                Nationstar Mortgage LLC/Nationstar Capital Corp.,
                             6.5%, 7/1/21                                                                891,068
    1,425,000                Nationstar Mortgage LLC/Nationstar Capital Corp.,
                             6.5%, 6/1/22                                                              1,423,219
                                                                                                    ------------
                                                                                                    $  3,035,989
                                                                                                    ------------
                             Total Diversified Financials                                           $ 11,871,233
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             ENERGY -- 9.5%
                             Integrated Oil & Gas -- 0.6%
    1,528,000                Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                      $  1,522,270
----------------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 1.1%
    1,500,000                Precision Drilling Corp., 5.25%, 11/15/24                              $  1,438,500
    1,500,000                Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                      1,546,875
                                                                                                    ------------
                                                                                                    $  2,985,375
----------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.7%
    1,970,000                Oasis Petroleum, Inc., 6.25%, 5/1/26 (144A)                            $  2,004,475
----------------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 1.0%
    2,940,000                EnLink Midstream Partners LP, 4.15%, 6/1/25                            $  2,787,747
----------------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 6.1%
    2,290,000                Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                  $  2,407,362
    2,500,000                Cheniere Energy Partners LP, 5.25%, 10/1/25                               2,503,075
    2,690,000                Energy Transfer Equity LP, 5.5%, 6/1/27                                   2,791,682
    2,850,000                Genesis Energy LP/Genesis Energy Finance Corp.,
                             6.25%, 5/15/26                                                            2,714,625
    1,450,000                ONEOK, Inc., 6.875%, 9/30/28                                              1,664,790
    2,525,000                Sunoco LP/Sunoco Finance Corp., 4.875%, 1/15/23 (144A)                    2,499,750
    2,200,000                Targa Resources Partners LP/Targa Resources Partners
                             Finance Corp., 5.875%, 4/15/26 (144A)                                     2,268,750
                                                                                                    ------------
                                                                                                    $ 16,850,034
                                                                                                    ------------
                             Total Energy                                                           $ 26,149,901
----------------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 3.8%
                             Brewers -- 0.7%
    2,020,000                Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/21                      $  1,990,670
----------------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 2.5%
    2,450,000                Aramark Services, Inc., 5.0%, 2/1/28 (144A)                            $  2,404,062
    1,451,000                JBS USA LUX SA/JBS USA Finance, Inc., 5.875%,
                             7/15/24 (144A)                                                            1,429,235
    1,450,000                Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                             1,370,250
    1,690,000                Post Holdings, Inc., 5.5%, 3/1/25 (144A)                                  1,677,325
                                                                                                    ------------
                                                                                                    $  6,880,872
----------------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.6%
    1,515,000                Reynolds American, Inc., 4.85%, 9/15/23                                $  1,571,923
                                                                                                    ------------
                             Total Food, Beverage & Tobacco                                         $ 10,443,465
----------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 3.3%
                             Health Care Facilities -- 1.2%
    2,050,000                HCA, Inc., 5.875%, 5/1/23                                              $  2,162,750
    1,225,000                RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                             5/1/23 (144A)                                                             1,286,250
                                                                                                    ------------
                                                                                                    $  3,449,000
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 21

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.8%
    2,150,000                IQVIA, Inc., 5.0%, 10/15/26 (144A)                                     $  2,112,375
----------------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 1.3%
    2,450,000                Centene Corp., 4.75%, 1/15/25                                          $  2,443,875
    1,190,000                WellCare Health Plans, Inc., 5.25%, 4/1/25                                1,209,338
                                                                                                    ------------
                                                                                                    $  3,653,213
                                                                                                    ------------
                             Total Health Care Equipment & Services                                 $  9,214,588
----------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 4.1%
                             Multi-line Insurance -- 1.0%
    2,500,000                Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)                      $  2,527,808
      100,000                Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                      131,233
                                                                                                    ------------
                                                                                                    $  2,659,041
----------------------------------------------------------------------------------------------------------------
                             Reinsurance -- 3.1%
      500,000+(e)(f)         Arlington Re 2015, Variable Rate Notes, 2/1/19                         $     24,300
       38,649+(e)(f)         Berwick Re 2018-1, Variable Rate Notes, 12/31/21                             41,007
      250,000+(e)(f)         Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                           277,400
    1,500,000+(e)(f)         Carnoustie Re 2015, Variable Rate Notes, 7/1/19                               4,800
      500,000+(e)(f)         Carnoustie Re 2016, Variable Rate Notes, 11/30/20                            13,500
      500,000+(e)(f)         Carnoustie Re 2017, Variable Rate Notes, 11/30/21                           127,100
      250,000+(e)(f)         Carnoustie Re 2018, Variable Rate Notes, 12/31/21                           275,415
      250,000+(e)(f)         Cypress Re 2017, Variable Rate Notes, 1/10/19                               114,400
       62,500+(e)(f)         Eden Re II, Variable Rate Notes, 3/22/21 (144A)                              30,769
       80,438+(e)(f)         Eden Re II, Variable Rate Notes, 3/22/21 (144A)                              38,321
      500,000+(e)(f)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                             515,200
      400,000(b)             Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                             1/8/20 (144A) (Cat Bond)                                                    400,200
      250,000(b)             Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                             1/8/20 (144A) (Cat Bond)                                                    251,000
      250,000(b)             Galilei Re, 10.59% (6 Month USD LIBOR + 841 bps),
                             1/8/20 (144A) (Cat Bond)                                                    251,200
    1,500,000+(e)(f)         Harambee Re 2018, Variable Rate Notes, 12/31/21                           1,621,800
      250,000(b)             Kilimanjaro II Re, 11.791% (6 Month USD LIBOR + 949 bps),
                             4/20/21 (144A) (Cat Bond)                                                   252,550
      250,000+(e)(f)         Limestone Re 2016-1, Variable Rate Notes, 8/31/21                           244,600
      250,000+(e)(f)         Lorenz Re 2017, Variable Rate Notes, 3/31/20                                 52,700
    2,000,000+(e)(f)         Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                                3,600
    2,000,000+(e)(f)         Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                              6,400
    1,000,000+(e)(f)         Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                              5,800
    1,000,000+(e)(f)         Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                              4,520
      700,000+(e)(f)         Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                             11,900
      250,000(b)             Residential Reinsurance 2016, 7.396% (3 Month U.S.
                             Treasury Bill + 520 bps), 12/6/20 (144A) (Cat Bond)                         251,525

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
      250,000(b)             Residential Reinsurance 2017, 7.736% (3 Month U.S.
                             Treasury Bill + 554 bps), 12/6/21 (144A) (Cat Bond)                    $    245,425
      250,000+(e)(f)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                           250,000
      250,000+(e)(f)         Resilience Re, Variable Rate Notes, 12/31/19                                 55,500
      217,248+(e)(f)         St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                           21,377
      250,000+(e)(f)         Thopas Re 2018, Variable Rates Notes, 12/31/21                              272,975
      250,000(b)             Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20
                             (144A) (Cat Bond)                                                           249,525
      250,000(b)             Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19
                             (144A) (Cat Bond)                                                           249,300
      250,000(b)             Ursa Re, 4.0% (3 Month U.S. Treasury Bill + 400 bps),
                             12/10/20 (144A) (Cat Bond)                                                  250,200
      250,000(b)             Ursa Re, 5.25% (3 Month U.S. Treasury Bill + 525 bps),
                             12/10/20 (144A) (Cat Bond)                                                  250,700
    1,250,000+(e)(f)         Versutus Re 2016-1, Variable Rate Notes, 11/30/20                             9,625
    1,500,000+(e)(f)         Versutus Re 2017, Variable Rate Notes, 11/30/21                              67,950
    1,500,000+(e)(f)         Versutus Re 2018, Variable Rate Notes, 12/31/21                           1,606,950
      250,000+(e)(f)         Viribus Re 2018, Variable Rate Notes, 12/31/21                              276,675
                                                                                                    ------------
                                                                                                    $  8,626,209
                                                                                                    ------------
                             Total Insurance                                                        $ 11,285,250
----------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 2.1%
                             Metal & Glass Containers -- 0.7%
    1,835,000                Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                             4.625%, 5/15/23 (144A)                                                 $  1,816,650
----------------------------------------------------------------------------------------------------------------
                             Steel -- 1.4%
    2,010,000                ArcelorMittal, 5.5%, 3/1/21                                            $  2,085,787
    1,825,000                Commercial Metals Co., 4.875%, 5/15/23                                    1,809,670
                                                                                                    ------------
                                                                                                    $  3,895,457
                                                                                                    ------------
                             Total Materials                                                        $  5,712,107
----------------------------------------------------------------------------------------------------------------
                             MEDIA & ENTERTAINMENT -- 4.6%
                             Broadcasting -- 0.6%
    1,525,000                CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%,
                             5/1/26 (144A)                                                          $  1,507,844
----------------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 4.0%
    2,105,000                Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                        $  2,102,368
    2,255,000                Hughes Satellite Systems Corp., 5.25%, 8/1/26                             2,198,625
    1,500,000                Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)                             1,486,800
    2,466,000                Time Warner Cable LLC, 4.125%, 2/15/21                                    2,485,802
    2,800,000                Videotron, Ltd., 5.375%, 6/15/24 (144A)                                   2,877,000
                                                                                                    ------------
                                                                                                    $ 11,150,595
                                                                                                    ------------
                             Total Media & Entertainment                                            $ 12,658,439
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 23

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.8%
                             Pharmaceuticals -- 0.8%
      900,000                Valeant Pharmaceuticals International, Inc., 6.5%,
                             3/15/22 (144A)                                                         $    936,000
    1,250,000                Valeant Pharmaceuticals International, Inc., 7.0%,
                             3/15/24 (144A)                                                            1,320,625
                                                                                                    ------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences                   $  2,256,625
----------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.9%
                             IT Consulting & Other Services -- 0.9%
    2,375,000                Dell International LLC/EMC Corp., 4.42%, 6/15/21 (144A)                $  2,410,807
                                                                                                    ------------
                             Total Software & Services                                              $  2,410,807
----------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 2.7%
                             Integrated Telecommunication Services -- 2.4%
    2,820,000                Level 3 Financing, Inc., 5.375%, 5/1/25                                $  2,812,922
    2,750,000                Sprint Capital Corp., 6.875%, 11/15/28                                    2,763,750
    1,175,000                Verizon Communications, Inc., 2.625%, 2/21/20                             1,168,162
                                                                                                    ------------
                                                                                                    $  6,744,834
----------------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.3%
      300,000                Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)                 $    297,733
      400,000                WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                      413,853
                                                                                                    ------------
                                                                                                    $    711,586
                                                                                                    ------------
                             Total Telecommunication Services                                       $  7,456,420
----------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Airlines -- 0.1%
      400,000                Fly Leasing, Ltd., 6.375%, 10/15/21                                    $    412,000
                                                                                                    ------------
                             Total Transportation                                                   $    412,000
----------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 3.6%
                             Electric Utilities -- 1.2%
    1,443,000                Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                  $  1,455,698
    1,380,000                TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                      1,348,950
      558,000                Vistra Operations Co., LLC, 5.5%, 9/1/26 (144A)                             564,278
                                                                                                    ------------
                                                                                                    $  3,368,926
----------------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 1.3%
    2,715,000                DCP Midstream Operating LP, 3.875%, 3/15/23                            $  2,647,125
    1,250,000                Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/1/21                      1,118,750
                                                                                                    ------------
                                                                                                    $  3,765,875
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 1.1%
    1,600,000                Calpine Corp., 5.75%, 1/15/25                                          $  1,416,000
    1,450,000                NRG Energy, Inc., 6.625%, 1/15/27                                         1,522,500
                                                                                                    ------------
                                                                                                    $  2,938,500
                                                                                                    ------------
                             Total Utilities                                                        $ 10,073,301
----------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $135,180,114)                                                    $135,237,326
----------------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 0.7% of Net Assets(g)
                             Municipal General -- 0.1%
       75,000                Massachusetts Development Finance Agency, Partners
                             Healthcare System, 4.0%, 7/1/36                                        $     76,274
      125,000                Massachusetts Development Finance Agency, Partners
                             Healthcare System, 4.0%, 7/1/41                                             125,570
                                                                                                    ------------
                                                                                                    $    201,844
----------------------------------------------------------------------------------------------------------------
                             Municipal Higher Education -- 0.0%+
      130,000                New York State Dormitory Authority, Columbia University,
                             Series A-2, 5.0%, 10/1/46                                              $    164,082
----------------------------------------------------------------------------------------------------------------
                             Municipal Medical -- 0.1%
      200,000                Illinois Finance Authority, Northwestern Memorial Healthcare,
                             4.0%, 7/15/47                                                          $    200,452
----------------------------------------------------------------------------------------------------------------
                             Municipal Obligation -- 0.3%
      825,000(h)             Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                 $    865,153
----------------------------------------------------------------------------------------------------------------
                             Municipal School District -- 0.0%+
       95,000(h)             State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31               $    102,877
----------------------------------------------------------------------------------------------------------------
                             Municipal Transportation -- 0.1%
      105,000                Central Florida Expressway Authority, Senior Lien,
                             5.0%, 7/1/38                                                           $    117,446
----------------------------------------------------------------------------------------------------------------
                             Municipal Water -- 0.1%
      110,000                JEA Water & Sewer System Revenue, Series A,
                             4.0%, 10/1/35                                                          $    114,732
      110,000                JEA Water & Sewer System Revenue, Series A,
                             4.0%, 10/1/39                                                               113,270
                                                                                                    ------------
                                                                                                    $    228,002
----------------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $1,965,329)                                                      $  1,879,856
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 25

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS -- 12.0% of Net Assets*(b)
                             AUTOMOBILES & COMPONENTS -- 0.5%
                             Auto Parts & Equipment -- 0.5%
      208,150                Energy Acquisition LP, First Lien Initial Term Loan, 6.636%
                             (LIBOR + 425 bps), 6/26/25                                             $    209,711
      372,281                Federal-Mogul Corp., Tranche C Term Loan, 5.89%
                             (LIBOR + 375 bps), 4/15/21                                                  373,135
      762,641                Tower Automotive Holdings USA LLC, Initial Term Loan,
                             4.875% (LIBOR + 275 bps), 3/7/24                                            767,407
                                                                                                    ------------
                             Total Automobiles & Components                                         $  1,350,253
----------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.7%
                             Aerospace & Defense -- 0.5%
      742,347                DAE Aviation Holdings, Inc., Initial Term Loan, 5.99%
                             (LIBOR + 375 bps), 7/7/22                                              $    747,649
      743,616                MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                             Loan, 5.148% (LIBOR + 275 bps), 10/4/24                                     734,228
                                                                                                    ------------
                                                                                                    $  1,481,877
----------------------------------------------------------------------------------------------------------------
                             Building Products -- 0.3%
      889,526                Builders FirstSource, Inc., Refinancing Term Loan, 5.386%
                             (LIBOR + 300 bps), 2/29/24                                             $    891,591
----------------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.2%
      504,156                Filtration Group Corp., Initial Dollar Term Loan, 5.242%
                             (LIBOR + 300 bps), 3/29/25                                             $    507,989
----------------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.2%
      445,932                NN, Inc., Tranche B Term Loan, 5.992% (LIBOR + 375 bps),
                             10/19/22                                                               $    447,605
----------------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.5%
      298,500                Beacon Roofing Supply, Inc., Initial Term Loan, 4.383%
                             (LIBOR + 225 bps), 1/2/25                                              $    298,313
    1,001,478                Univar USA, Inc., Term B-3 Loan, 4.492%
                             (LIBOR + 225 bps), 7/1/24                                                 1,005,095
                                                                                                    ------------
                                                                                                    $  1,303,408
                                                                                                    ------------
                             Total Capital Goods                                                    $  4,632,470
----------------------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                             Diversified Support Services -- 0.4%
    1,137,219                KAR Auction Services, Inc., Tranche B-4 Term Loan,
                             4.688% (LIBOR + 225 bps), 3/11/21                                      $  1,142,898
----------------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.4%
      990,000                Albany Molecular Research, Inc., First Lien Initial Term
                             Loan, 5.492% (LIBOR + 325 bps), 8/30/24                                $    992,784
                                                                                                    ------------
                             Total Commercial Services & Supplies                                   $  2,135,682
----------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.2%
                             Leisure Products -- 0.2%
      494,978                Bombardier Recreational Products, Inc., Term B Loan,
                             4.24% (LIBOR + 200 bps), 5/23/25                                       $    495,494
                                                                                                    ------------
                             Total Consumer Durables & Apparel                                      $    495,494
----------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 2.3%
                             Casinos & Gaming -- 0.2%
      494,871                Eldorado Resorts, Inc., Term Loan, 4.408%
                             (LIBOR + 225 bps), 4/17/24                                             $    497,958
----------------------------------------------------------------------------------------------------------------
                             Education Services -- 0.5%
    1,498,886                McGraw-Hill Global Education Holdings LLC, First Lien
                             Term B Loan, 6.242% (LIBOR + 400 bps), 5/4/22                          $  1,459,229
----------------------------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.3%
      889,169                Fitness International LLC, Term B Loan, 5.492%
                             (LIBOR + 325 bps), 4/18/25                                             $    892,225
----------------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 1.3%
    1,974,684                Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                             First Lien Initial Term Loan, 6.136%
                             (LIBOR + 375 bps), 7/28/22                                             $  1,945,063
      987,500                Constellis Holdings LLC, First Lien Term B Loan, 7.386%
                             (LIBOR + 500 bps), 4/21/24                                                  987,912
      491,250                KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                             6.136% (LIBOR + 375 bps), 2/21/25                                           494,505
                                                                                                    ------------
                                                                                                    $  3,427,480
                                                                                                    ------------
                             Total Consumer Services                                                $  6,276,892
----------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.5%
                             Diversified Capital Markets -- 0.2%
      500,000                Outfront Media Capital LLC (Outfront Media Capital Corp.),
                             Term Loan, 4.075% (LIBOR + 200 bps), 3/18/24                           $    503,169
----------------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.3%
      984,044                Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                             Initial Term Loan, 4.242% (LIBOR + 200 bps), 8/4/23                    $    986,504
                                                                                                    ------------
                             Total Diversified Financials                                           $  1,489,673
----------------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Retail -- 0.2%
      615,007                Albertson's LLC, 2017-1 Term B-6 Loan, 5.311%
                             (LIBOR + 300 bps), 6/22/23                                             $    615,853
                                                                                                    ------------
                             Total Food & Staples Retailing                                         $    615,853
----------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                             Health Care Facilities -- 0.5%
      481,860                Acadia Healthcare Co., Inc., Tranche B-3 Term Loan,
                             4.742% (LIBOR + 250 bps), 2/11/22                                      $    485,675
      453,372                CHS/Community Health Systems, Inc., Incremental 2021
                             Term H Loan, 5.563% (LIBOR + 325 bps), 1/27/21                              447,705

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 27

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             Health Care Facilities -- (continued)
      550,000                Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.86%
                             (LIBOR + 275 bps), 6/1/22                                              $    552,750
       19,946                Select Medical Corp., Tranche B Term Loan, 4.901%
                             (LIBOR + 275 bps/PRIME + 175 bps), 3/1/21                                    20,108
                                                                                                    ------------
                             Total Health Care Equipment & Services                                 $  1,506,238
----------------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                             Household Products -- 0.5%
      990,000                Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                             Initial Term Loan, 5.742% (LIBOR + 350 bps), 9/26/24                   $    958,908
      300,000(i)             Energizer Holdings, Inc., Term Loan B, 6/20/25                              303,000
                                                                                                    ------------
                             Total Household & Personal Products                                    $  1,261,908
----------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.4%
                             Property & Casualty Insurance -- 0.4%
      990,000                USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                             Loan, 5.386% (LIBOR + 300 bps), 5/16/24                                $    991,415
                                                                                                    ------------
                             Total Insurance                                                        $    991,415
----------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.1%
                             Paper Packaging -- 0.1%
      197,000                Caraustar Industries, Inc., Refinancing Term Loan, 7.886%
                             (LIBOR + 550 bps), 3/14/22                                             $    198,945
                                                                                                    ------------
                             Total Materials                                                        $    198,945
----------------------------------------------------------------------------------------------------------------
                             MEDIA & ENTERTAINMENT -- 0.6%
                             Broadcasting -- 0.2%
      495,000                E.W. Scripps Co. 2017 Term Loan, 4.242%
                             (LIBOR + 200 bps), 10/2/24                                             $    496,341
----------------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
      491,026                Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                             4.75% (LIBOR + 250 bps), 7/2/21                                        $    491,895
----------------------------------------------------------------------------------------------------------------
                             Publishing -- 0.2%
      687,389                Trader Corp., First Lien 2017 Refinancing Term Loan,
                             5.242% (LIBOR + 300 bps), 9/28/23                                      $    690,826
                                                                                                    ------------
                             Total Media & Entertainment                                            $  1,679,062
----------------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.3%
                             Specialized REIT -- 0.3%
      984,962                Communications Sales & Leasing, Inc. (CSL Capital LLC),
                             Shortfall Term Loan, 5.242% (LIBOR + 300 bps), 10/24/22                $    943,471
                                                                                                    ------------
                             Total Real Estate                                                      $    943,471
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Department Stores -- 0.2%
      484,076                JC Penney Corp., Inc., Term Loan, 6.567%
                             (LIBOR + 425 bps), 6/23/23                                             $    446,863
----------------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.3%
      992,500                Staples, Inc., Closing Date Term Loan, 6.343%
                             (LIBOR + 400 bps), 9/12/24                                             $    993,431
                                                                                                    ------------
                             Total Retailing                                                        $  1,440,294
----------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.9%
                             Application Software -- 0.6%
      990,000                Applied Systems, Inc., First Lien Initial Term Loan, 5.386%
                             (LIBOR + 300 bps), 9/19/24                                             $    997,082
      745,869                STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                             7.592% (LIBOR + 525 bps), 6/30/22                                           746,801
                                                                                                    ------------
                                                                                                    $  1,743,883
----------------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.5%
    1,255,475                WEX, Inc., Term B-2 Loan, 4.492%
                             (LIBOR + 225 bps), 6/30/23                                             $  1,261,928
----------------------------------------------------------------------------------------------------------------
                             Internet Services & Infrastructure -- 0.3%
      836,615                Rackspace Hosting, Inc., First Lien Term B Loan, 5.348%
                             (LIBOR + 300 bps), 11/3/23                                             $    827,053
----------------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.3%
      890,989                Booz Allen Hamilton, Inc., New Refinancing Tranche B
                             Term Loan, 4.242% (LIBOR + 200 bps), 6/30/23                           $    896,418
----------------------------------------------------------------------------------------------------------------
                             Systems Software -- 0.2%
      671,451                Avast Holding BV, Refinancing Tranche B Term Loan,
                             4.886% (LIBOR + 250 bps), 9/29/23                                      $    676,172
                                                                                                    ------------
                             Total Software & Services                                              $  5,405,454
----------------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Electronic Components -- 0.2%
      492,347                Mirion Technologies (Finance) LLC (Mirion
                             Technologies, Inc.), First Lien Initial Term Loan, 7.136%
                             (LIBOR + 475 bps), 3/31/22                                             $    491,116
                                                                                                    ------------
                             Total Technology Hardware & Equipment                                  $    491,116
----------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Integrated Telecommunication Services -- 0.1%
      296,250                Numericable US LLC, USD TLB-11 Term Loan, 4.992%
                             (LIBOR + 275 bps), 7/31/25                                             $    290,695
                                                                                                    ------------
                             Total Telecommunication Services                                       $    290,695
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 29

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
----------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Marine -- 0.3%
      436,381                Commercial Barge Line Co., Initial Term Loan, 10.992%
                             (LIBOR + 875 bps), 11/12/20                                            $    339,832
      462,501                Navios Maritime Partners LP (Navios Partners Finance
                             (US), Inc.), Initial Term Loan, 7.34%
                             (LIBOR + 500 bps), 9/14/20                                                  464,428
                                                                                                    ------------
                             Total Transportation                                                   $    804,260
----------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.4%
      573,290                APLP Holdings, Ltd., Partnership, Term Loan, 5.242%
                             (LIBOR + 300 bps), 4/13/23                                             $    576,962
      570,609                TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                             5.992% (LIBOR + 375 bps), 10/2/23                                           570,512
                                                                                                    ------------
                             Total Utilities                                                        $  1,147,474
----------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                             (Cost $33,377,431)                                                     $ 33,156,649
----------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                             14.9% of Net Assets
    1,400,000(j)             U.S. Treasury Bills, 10/11/18                                          $  1,399,204
    9,465,000(j)             U.S. Treasury Bills, 10/18/18                                             9,455,759
   21,500,000                U.S. Treasury Notes, 2.125%, 12/31/22                                    20,802,090
    9,600,000                U.S. Treasury Notes, 2.875%, 5/31/25                                      9,520,500
----------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $41,557,028)                                                     $ 41,177,553
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------------
                             RIGHT/WARRANT -- 0.0%+ of Net Assets
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                             Household Products -- 0.0%+
           15^(k)(l)         LTR Intermediate Holdings, Inc., 6/29/19                               $         --
                                                                                                    ------------
                             Total Household & Personal Products                                    $         --
----------------------------------------------------------------------------------------------------------------
                             TOTAL RIGHT/WARRANT
                             (Cost $--)                                                             $         --
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------------
Number of                                                    Strike    Expiration
Contracts      Description     Counterparty     Notional     Price     Date                         Value
----------------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED PUT OPTIONS PURCHASED -- 0.0%+
     600       Ishares IBOXX   Citigroup Global
               USD High Yield  Markets, Inc.    $ 33,492     $   83    11/16/18                     $      9,000
     110       S&P 500 Index   Citigroup Global
                               Markets, Inc.     252,230      2,650    11/16/18                           84,150
                                                                                                    ------------
                                                                                                    $     93,150
----------------------------------------------------------------------------------------------------------------
               TOTAL EXCHANGE-TRADED PUT OPTIONS PURCHASED
               (Premiums paid $285,722)                                                             $     93,150
----------------------------------------------------------------------------------------------------------------
               OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.1%
     650       S&P 500 Index   Citibank NA      GBP 118,869  GBP 8,000 6/21/19                      $     65,876
   5,000       S&P 500 Index   Citibank NA      EUR 346,765  EUR 3,650 7/21/19                           184,106
                                                                                                    ------------
                                                                                                    $    249,982
----------------------------------------------------------------------------------------------------------------
               TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
               (Premiums paid $465,634)                                                             $    249,982
----------------------------------------------------------------------------------------------------------------
               TOTAL OPTIONS PURCHASED
               (Premiums paid $751,356)                                                             $    343,132
----------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 93.7%
               (Cost $260,522,442)                                                                  $259,272,711
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                     Change in
                                                         Net         Net Unrealized
                                                Dividend Realized    Appreciation
Shares                                          Income   Gain (Loss) (Depreciation)
----------------------------------------------------------------------------------------------------------------
               AFFILIATED ISSUER -- 5.4%
               CLOSED-END FUND -- 5.4% of Net Assets
               INSURANCE -- 5.4%
               Property & Casualty Insurance -- 5.4%
1,504,300      Pioneer ILS Interval Fund(m)     $ --     $ --        $612,652                       $ 14,997,872
                                                                                                   ------------
               Total Insurance                                                                      $ 14,997,872
----------------------------------------------------------------------------------------------------------------
               TOTAL CLOSED-END FUND
               (Cost $15,100,000)                                                                   $ 14,997,872
----------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 5.4%
               (Cost $15,100,000)                                                                   $ 14,997,872
----------------------------------------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 0.9%                                                 $  2,398,174
----------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                                 $276,668,757
================================================================================================================

bps          Basis Points.

FREMF        Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR        London Interbank Offered Rate.

PRIME        U. S. Federal Funds Rate.

REIT         Real Estate Investment Trust.

ZERO         Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 31

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2018, the value of these securities amounted to $93,262,571, or 33.7% of net assets.

(Cat Bond)  Catastrophe or event-linked  bond. At September 30, 2018, the value of these securities amounted to $2,651,625, or 1.0% of net assets. See Notes to Financial Statements -- Note 1I.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
            Note 1A.

(a) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2018.

(b) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2018.

(c)         Security is perpetual in nature and has no stated maturity date.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2018.

(e) Structured reinsurance investment. At September 30, 2018, the value of these securities amounted to $5,974,584, or 2.1% of net assets. See Notes to Financial Statements -- Note 1I.

(f)         Rate to be determined.

(g)         Consists of Revenue Bonds unless otherwise indicated.

(h)         Represents a General Obligation Bond.

(i) This term loan will settle after September 30, 2018, at which time the interest rate will be determined.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)         Non-income producing security.

(l) LTR Intermediate Holdings, Inc. warrant is exercisable into 15 shares.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
Currency    In              Currency                                          Settlement   Appreciation
Purchased   Exchange for    Sold       Deliver           Counterparty         Date         (Depreciation)
---------------------------------------------------------------------------------------------------------
JPY           304,758,926   CNY           (18,655,093)   Bank of America NA   10/23/18     $(28,083)
USD             4,084,047   CNY           (27,973,832)   Bank of America NA   10/23/18       12,100
EUR               617,413   SEK            (6,607,344)   Brown Brothers       11/1/18       (25,982)
                                                         Harriman & Co.
USD               711,474   SEK            (6,476,191)   Brown Brothers       10/31/18      (18,306)
                                                         Harriman & Co.
EUR             1,881,956   NOK           (18,412,000)   Citibank NA          11/1/18       (74,151)
SGD             8,193,798   USD            (6,003,081)   Citibank NA          10/23/18       (6,507)
USD             8,411,901   JPY          (943,676,482)   Citibank NA          10/23/18       90,441
JPY           331,700,662   CNY           (20,194,867)   Goldman Sachs        10/23/18      (14,641)
                                                         International
JPY           331,828,403   KRW        (3,368,652,874)   Goldman Sachs        10/23/18     (110,118)
                                                         International
JPY           331,774,084   SGD            (4,061,877)   Goldman Sachs        10/23/18      (47,031)
                                                         International
JPY           331,141,414   TWD           (90,698,833)   Goldman Sachs        10/23/18      (60,253)
                                                         International
KRW         8,417,718,308   USD            (7,534,889)   Goldman Sachs        10/23/18       52,142
                                                         International
USD             4,444,166   CNY           (30,244,103)   Goldman Sachs        10/23/18       41,752
                                                         International
USD             4,449,866   KRW        (5,050,819,921)   Goldman Sachs        10/23/18     (102,523)
                                                         International
USD             4,450,414   SGD            (6,092,883)   Goldman Sachs        10/23/18       (8,621)
                                                         International
USD             4,453,551   TWD          (136,271,987)   Goldman Sachs        10/23/18      (24,251)
                                                         International
SEK             6,476,191   USD              (738,362)   JPMorgan             10/31/18       (8,582)
                                                         Chase Bank NA
TWD           226,822,298   USD            (7,395,069)   Morgan Stanley       10/23/18       58,153
EUR               632,994   USD              (747,589)   State Street         11/30/18       (9,075)
                                                         Bank & Trust Co.
NOK            18,412,000   EUR            (1,922,862)   State Street         11/1/18        26,538
                                                         Bank & Trust Co.
SEK             6,607,344   EUR              (642,783)   State Street         11/1/18        (3,547)
                                                         Bank & Trust Co.
SGD             1,961,080   USD            (1,423,396)   State Street         10/23/18       11,807
                                                         Bank & Trust Co.
---------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                  $(248,738)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 33

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

--------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration    Notional         Market           Unrealized
Long         Description      Date          Amount           Value            Depreciation
--------------------------------------------------------------------------------------------
 58          U.S. 10 Year     12/19/18      $  7,421,313     $  7,308,000     $(113,313)
             Ultra Bond

--------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration    Notional         Market           Unrealized
Short        Description      Date          Amount           Value            Appreciation
--------------------------------------------------------------------------------------------
291          Euro-BOBL        12/6/18       $ 44,183,105     $ 44,162,831     $  20,274
--------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                     $(36,761,792)    $(36,854,831)    $ (93,039)
============================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Annual                                 Unrealized
Notional         Obligation                        Pay/          Fixed      Expiration    Premiums      Appreciation     Market
Amount ($)(1)    Reference/Index                   Receive(2)    Rate       Date          Paid          (Depreciation)   Value
------------------------------------------------------------------------------------------------------------------------------------
    5,791,500    Markit CDX North America          Receive       5.00%      6/20/22       $  426,652    $ 59,411         $  486,063
                 High Yield Index Series 28
    5,800,000    Markit CDX North America          Receive       5.00%      12/20/22         393,104      78,824            471,928
                 High Yield Index Series 29
   20,750,000    Markit CDX North America          Receive       5.00%      6/20/23        1,294,006     353,101          1,647,107
                 High Yield Index Series 30
EUR 9,250,000    Markit iTraxx Europe Crossover    Receive       5.00%      6/20/22        1,195,509     (99,427)         1,096,082
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                         $3,309,271    $391,909         $3,701,180
====================================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------------
                                  Obligation                   Annual
Notional                          Reference/     Pay/          Fixed     Expiration    Premiums         Unrealized      Market
Amount ($)(1)    Counterparty     Index          Receive(2)    Rate      Date          (Received)       Appreciation    Value
------------------------------------------------------------------------------------------------------------------------------------
   750,000       Citibank NA      JC Penney      Receive       5.00%     12/20/18      $   (22,500)     $    874        $   (21,626)
                                  Corp., Inc.
30,000,000       Goldman          JC Penney      Receive       1.00%     12/20/23       (1,290,000)       26,942         (1,263,058)
                 Sachs            Corp., Inc.
                 International
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                      $(1,312,500)     $ 27,816        $(1,284,684)
====================================================================================================================================
TOTAL SWAP CONTRACTS                                                                   $ 1,996,771      $419,725        $ 2,416,496
====================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.
         CNY -- Chinese Yuan Renminbi

         EUR -- Euro

         GBP -- Great Britain Pound

         JPY -- Japanese Yen

         KRW -- South Korean Won

         NOK -- Norwegian Krone

         SEK -- Swedish Krona

         SGD -- Singapore Dollar

         TWD -- Taiwan Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2018, were as follows:

--------------------------------------------------------------------------------
                                             Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                    $30,670,414          $10,070,840
Other Long-Term Securities                   $71,906,059          $69,285,730

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2018, the Fund engaged in purchases of $6,205,190 and sales of $1,542,667 pursuant to these procedures, which resulted in a net realized loss of $72,000.

At September 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $284,184,330 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                    $  3,820,652
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                     (11,659,680)
                                                                                   ------------
    Net unrealized depreciation                                                    $ (7,839,028)
                                                                                   ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 35

The following is a summary of the inputs used as of September 30, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------------------------------
                                                   Level 1        Level 2           Level 3          Total
------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                            $     --       $ 17,442,925      $       --       $ 17,442,925
Collateralized Mortgage Obligations                      --         30,035,270              --         30,035,270
Corporate Bonds
 Diversified Financials                                  --                 --              --                 --
   Other Diversified Financial
     Services                                            --                 --       1,174,434          1,174,434
 Insurance
   Reinsurance                                           --          2,651,625       5,974,584          8,626,209
 All Other Corporate Bonds                               --        125,436,683              --        125,436,683
Municipal Bonds                                          --          1,879,856              --          1,879,856
Senior Secured Floating Rate Loan
 Interests                                               --         33,156,649              --         33,156,649
U.S. Government and
 Agency Obligations                                      --         41,177,553              --         41,177,553
Right/Warrant
 Household & Personal Products
   Household Products                                    --                 --*             --                 --
Exchange-Traded Put Options
 Purchased                                           93,150                 --              --             93,150
Over The Counter (OTC) Call Options
 Purchased                                               --            249,982              --            249,982
Closed-End Fund
 Insurance
   Property & Casualty Insurance                         --         14,997,872              --         14,997,872
------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                    $ 93,150       $267,028,415      $7,149,018       $274,270,583
==================================================================================================================
Other Financial Instruments
Net unrealized depreciation on forward
 foreign currency contracts                        $     --       $   (248,738)     $       --       $   (248,738)
Net unrealized depreciation
 on futures contracts                               (93,039)                --              --            (93,039)
Swap contracts, at value                                 --          2,416,496              --          2,416,496
------------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments                  $(93,039)      $  2,167,758      $       --       $  2,074,719
==================================================================================================================

*     Security valued at $0.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------
                                                             Common         Corporate
                                                             Stocks         Bonds               Total
-----------------------------------------------------------------------------------------------------------
Balance as of 3/31/18                                        $ 31           $7,760,315          $7,760,346
Realized gain (loss)1                                        $(31)            (289,655)           (289,686)
Change in unrealized appreciation (depreciation)2              --              257,053             257,053
Accrued discounts/premiums                                     --                1,946               1,946
Purchases                                                      --              332,342             332,342
Sales                                                          --             (912,983)           (912,983)
Transfers in to Level 3*                                       --                   --                  --
Transfers out of Level 3*                                      --                   --                  --
-----------------------------------------------------------------------------------------------------------
Balance as of 9/30/18                                        $ --           $7,149,018          $7,149,018
===========================================================================================================

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2018, an investment having a value of $11,385,220 was transferred from Level 1 to Level 2. The change in the level designation within the fair value hierarchy was due to valuing the security using other significant observable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at September 30, 2018:                          $208,158
                                                                                        ========

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 37

Statement of Assets and Liabilities | 9/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $260,522,442)             $259,272,711
  Investments in affiliated issuers, at value (cost $15,100,000)                  14,997,872
  Cash                                                                               430,908
  Foreign currencies, at value (cost $6,772)                                           6,383
  Futures collateral                                                                 780,200
  Swaps collateral                                                                 3,716,611
  Due from broker for futures                                                        115,930
  Swap contracts, at value (net premiums paid $1,996,771)                          2,416,496
  Receivables --
     Investment securities sold                                                    1,436,839
     Fund shares sold                                                                158,064
     Interest                                                                      2,482,165
  Due from the Adviser                                                                19,997
  Other assets                                                                        48,327
---------------------------------------------------------------------------------------------
        Total assets                                                            $285,882,503
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  4,249,689
     Fund shares repurchased                                                         517,717
     Distributions                                                                   215,426
     Trustees' fees                                                                      534
  Due to broker for swaps                                                          3,693,556
  Variation margin for centrally cleared swap contracts                               21,853
  Net unrealized depreciation on forward foreign currency contracts                  248,738
  Net unrealized depreciation on futures contracts                                    93,039
  Due to affiliates                                                                   28,616
  Accrued expenses                                                                   144,578
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  9,213,746
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $333,121,712
  Distributions in excess of earnings                                            (56,452,955)
---------------------------------------------------------------------------------------------
        Net assets                                                              $276,668,757
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $30,444,907/3,342,664 shares)                               $       9.11
  Class C (based on $27,531,118/3,033,497 shares)                               $       9.08
  Class Y (based on $218,692,732/23,918,229 shares)                             $       9.14
MAXIMUM OFFERING PRICE:
Class A ($9.11 / 95.5%)                                                         $       9.54
=============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Statement of Operations (unaudited)

For the Six Months Ended 9/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $38,212)                                                         $ 6,247,914
--------------------------------------------------------------------------------------------------------------
       Total investment income                                                                    $ 6,247,914
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                              $   923,342
  Administrative expense                                                            62,613
  Transfer agent fees
     Class A                                                                        14,429
     Class C                                                                        14,883
     Class Y                                                                        94,415
  Distribution fees
     Class A                                                                        42,549
     Class C                                                                       157,205
  Shareowner communications expense                                                  7,210
  Custodian fees                                                                    33,025
  Registration fees                                                                 20,785
  Professional fees                                                                 30,298
  Printing expense                                                                  28,685
  Pricing fees                                                                      14,695
  Trustees' fees                                                                     5,857
  Miscellaneous                                                                     46,065
--------------------------------------------------------------------------------------------------------------
     Total expenses                                                                               $ 1,496,056
     Less fees waived and expenses reimbursed by the Adviser                                          (19,997)
--------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 $ 1,476,059
--------------------------------------------------------------------------------------------------------------
       Net investment income                                                                      $ 4,771,855
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                       $(2,910,525)
     Forward foreign currency contracts                                           (646,658)
     Futures contracts                                                            (103,225)
     Swap contracts                                                                579,867
     Other assets and liabilities denominated in foreign currencies                140,496        $(2,940,045)
--------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                       $    11,850
     Investments in affiliated issuers                                             612,652
     Forward foreign currency contracts                                            134,435
     Futures contracts                                                              80,016
     Swap contracts                                                                 88,349
     Other assets and liabilities denominated in foreign currencies                  5,924        $   933,226
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                          $(2,006,819)
--------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                            $ 2,765,036
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 39

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended
                                                                       9/30/18              Year Ended
                                                                       (unaudited)          3/31/18
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $  4,771,855         $  11,319,279
Net realized gain (loss) on investments                                  (2,940,045)            3,977,252
Change in net unrealized appreciation (depreciation)
  on investments                                                            933,226            (8,280,093)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                                 $  2,765,036         $   7,016,438
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.18 and $0.41 per share, respectively)                 $   (664,004)        $  (1,613,347)
     Class C ($0.14 and $0.34 per share, respectively)                     (495,189)           (1,366,959)
     Class Y ($0.19 and $0.44 per share, respectively)                   (4,848,229)          (10,745,678)
----------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                              $ (6,007,422)        $ (13,725,984)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      $ 41,200,036         $ 136,615,893
Reinvestment of distributions                                             4,900,354            11,661,332
Cost of shares repurchased                                              (74,181,946)         (104,857,974)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                         $(28,081,556)        $  43,419,251
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                             $(31,323,942)        $  36,709,705
NET ASSETS:*
Beginning of period                                                     307,992,699           271,282,994
----------------------------------------------------------------------------------------------------------
End of period                                                          $276,668,757         $ 307,992,699
==========================================================================================================

* For the year ended March 31, 2018 Distributions in excess of net investment income was presented as follows: $(2,173,917).

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

-----------------------------------------------------------------------------------------------------------
                                          Six Months       Six Months
                                          Ended            Ended
                                          9/30/18          9/30/18            Year Ended      Year Ended
                                          Shares           Amount             3/31/18         3/31/18
                                          (unaudited)      (unaudited)        Shares          Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                  622,428       $  5,700,209        1,505,716      $ 14,205,603
Reinvestment of distributions                 68,966            628,236          161,205         1,514,544
Less shares repurchased                   (1,101,059)       (10,044,451)      (1,682,619)      (15,826,568)
-----------------------------------------------------------------------------------------------------------
     Net decrease                           (409,665)      $ (3,716,006)         (15,698)     $   (106,421)
===========================================================================================================
Class C
Shares sold                                  151,858       $  1,379,393          653,061      $  6,142,289
Reinvestment of distributions                 48,908            443,896          127,693         1,195,849
Less shares repurchased                     (855,049)        (7,769,069)      (1,101,128)      (10,300,897)
-----------------------------------------------------------------------------------------------------------
     Net decrease                           (654,283)      $ (5,945,780)        (320,374)     $ (2,962,759)
===========================================================================================================
Class Y
Shares sold                                3,717,753       $ 34,120,434       12,310,544      $116,268,001
Reinvestment of distributions                418,620          3,828,222          949,618         8,950,939
Less shares repurchased                   (6,152,376)       (56,368,426)      (8,376,442)      (78,730,509)
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease)              (2,016,003)      $(18,419,770)       4,883,720      $ 46,488,431
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 41

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year        Year       Year
                                                               9/30/18      Ended       Ended       Ended       Ended      Ended
                                                               (unaudited)  3/31/18     3/31/17*    3/31/16*    3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  9.20      $  9.39     $  8.99     $  9.54     $  9.94    $  10.04
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.14(a)   $  0.34(a)  $  0.44(a)  $  0.42(a)  $  0.40    $   0.41
  Net realized and unrealized gain (loss) on investments         (0.05)       (0.12)       0.54       (0.58)      (0.47)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.09      $  0.22     $  0.98     $ (0.16)    $ (0.07)   $   0.29
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.18)     $ (0.41)    $ (0.58)    $ (0.39)    $ (0.33)   $  (0.37)
  Net realized gain                                                 --           --          --          --          --       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.18)     $ (0.41)    $ (0.58)    $ (0.39)    $ (0.33)   $  (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.09)     $ (0.19)    $  0.40     $ (0.55)    $ (0.40)   $  (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.11      $  9.20     $  9.39     $  8.99     $  9.54    $   9.94
====================================================================================================================================
Total return (b)                                                  0.98%(c)     2.37%      11.13%      (1.62)%     (0.71)%      2.95%
Ratio of net expenses to average net assets                       1.13%(d)     1.14%       1.18%       1.19%       1.14%       1.19%
Ratio of net investment income (loss) to average net assets       3.07%(d)     3.61%       4.71%       4.52%       3.76%       3.89%
Portfolio turnover rate                                             31%(c)       76%        114%         56%         81%         95%
Net assets, end of period (in thousands)                       $30,445      $34,538     $35,375     $47,311     $92,376    $161,097
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           1.13%(d)      1.14%       1.19%       1.19%       1.14%       1.19%
  Net investment income (loss) to average net assets             3.07%(d)      3.61%       4.70%       4.52%       3.76%       3.89%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year        Year       Year
                                                               9/30/18      Ended       Ended       Ended       Ended      Ended
                                                               (unaudited)  3/31/18     3/31/17*    3/31/16*    3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.17      $  9.36     $  8.97     $  9.51     $  9.92    $ 10.02
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.11(a)   $  0.27(a)  $  0.36(a)  $  0.36(a)  $  0.31    $  0.34
  Net realized and unrealized gain (loss) on investments         (0.06)       (0.12)       0.54       (0.58)      (0.46)     (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.05      $  0.15     $  0.90     $ (0.22)    $ (0.15)   $  0.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.14)     $ (0.34)    $ (0.51)    $ (0.32)    $ (0.26)   $ (0.29)
  Net realized gain                                                 --           --          --          --          --      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.14)     $ (0.34)    $ (0.51)    $ (0.32)    $ (0.26)   $ (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.09)     $ (0.19)    $  0.39     $ (0.54)    $ (0.41)   $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.08      $  9.17     $  9.36     $  8.97     $  9.51    $  9.92
====================================================================================================================================
Total return (b)                                                  0.60%(c)     1.61%      10.18%      (2.25)%     (1.58)%     2.19%
Ratio of net expenses to average net assets                       1.89%(d)     1.90%       1.94%       1.95%       1.90%      1.93%
Ratio of net investment income (loss) to average net assets       2.32%(d)     2.86%       3.94%       3.86%       3.04%      3.18%
Portfolio turnover rate                                             31%(c)       76%        114%         56%         81%        95%
Net assets, end of period (in thousands)                       $27,531      $33,824     $37,510     $44,207     $70,793    $91,491
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.89%(d)     1.90%       1.95%       1.95%       1.90%      1.93%
  Net investment income (loss) to average net assets              2.32%(d)     2.86%       3.93%       3.86%       3.04%      3.18%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 43

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year        Year       Year
                                                               9/30/18      Ended       Ended       Ended       Ended      Ended
                                                               (unaudited)  3/31/18     3/31/17*    3/31/16*    3/31/15*   3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $   9.24     $   9.42    $   9.03    $   9.58    $   9.98   $  10.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   0.15(a)  $   0.37(a) $   0.47(a) $   0.46(a) $   0.41   $   0.44
  Net realized and unrealized gain (loss) on investments          (0.06)       (0.11)       0.53       (0.58)      (0.45)     (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.09     $   0.26    $   1.00    $  (0.12)   $  (0.04)  $   0.32
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $  (0.19)    $  (0.44)   $  (0.61)   $  (0.43)   $  (0.36)  $  (0.40)
  Net realized gain                                                  --           --          --          --          --      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.19)    $  (0.44)   $  (0.61)   $  (0.43)   $  (0.36)  $  (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.10)    $  (0.18)   $   0.39    $  (0.55)   $  (0.40)  $  (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.14     $   9.24    $   9.42    $   9.03    $   9.58   $   9.98
====================================================================================================================================
Total return (b)                                                   1.02%(c)     2.77%      11.35%      (1.26)%     (0.43)%     3.24%
Ratio of net expenses to average net assets                        0.85%(d)     0.85%       0.85%       0.85%       0.85%      0.85%
Ratio of net investment income (loss) to average net assets        3.34%(d)     3.90%       5.01%       4.90%       4.10%      4.24%
Portfolio turnover rate                                              31%(c)       76%        114%         56%         81%        95%
Net assets, end of period (in thousands)                       $218,693     $239,630    $198,398    $203,736    $397,203   $395,245
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             0.87%(d)     0.90%       0.96%       0.96%       0.93%      0.97%
  Net investment income (loss) to average net assets               3.32%(d)     3.85%       4.90%       4.79%       4.02%      4.12%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Notes to Financial Statements |9/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of September 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 45

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. General Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. GAAP that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 47

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At September 30, 2018, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.42% of net assets. The value of these fair valued securities was $1,174,434.

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 49

      At September 30, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended September 30, 2018, was $(5,172,590). Forward foreign currency contracts outstanding at September 30, 2018, are listed in the Schedule of Investments.

E.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $13,725,984
      --------------------------------------------------------------------------
          Total                                                     $13,725,984
      ==========================================================================

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                    $(48,855,258)
      Current year late year loss                                    (2,162,442)
      Current year dividend payable                                    (220,984)
      Unrealized depreciation                                        (1,971,885)
      --------------------------------------------------------------------------
          Total                                                    $(53,210,569)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax adjustments relating to catastrophe bonds and credit default swaps and the mark to market of forward currency, swap, option and future contracts.

F.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $802 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2018.

G.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 51

H.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 53

      ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at September 30, 2018 is listed in the Schedule of Investments.

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended September 30, 2018, was $(3,578,119). Open futures contracts outstanding at September 30, 2018 are listed in the Schedule of Investments.

K.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of September 30, 2018, the Fund had no open repurchase agreements.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 55 keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

      The average market value of credit default swap contracts open during the six months ended September 30, 2018 was $5,169,213. Open credit default swap contracts at September 30, 2018 are listed in the Schedule of Investments.

M.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended September 30, 2018 was $432,324. Open purchased options at September 30, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2018 the effective management fee was equivalent to 0.62% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 57

September 30, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,723 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                   $2,122
Class C                                                                    1,231
Class Y                                                                    3,857
--------------------------------------------------------------------------------
  Total                                                                   $7,210
================================================================================

4. Distribution and Service Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,893 in distribution fees payable to the Distributor at September 30, 2018.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2018, CDSCs in the amount of $8,406 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2018 the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 59 net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2018.

-----------------------------------------------------------------------------------------------------------------------
                              Derivative Assets      Derivatives      Non-Cash         Cash              Net Amount
                              Subject to Master      Available        Collateral       Collateral        of Derivative
Counterparty                  Netting Agreement      for Offset       Received (a)     Received (a)      Assets (b)
-----------------------------------------------------------------------------------------------------------------------
Bank of America NA            $ 12,100               $ (12,100)       $ --             $ --              $    --
Brown Brothers
 Harriman & Co.                     --                      --          --               --                   --
Citibank NA                     91,315                 (80,658)         --               --               10,657
Goldman Sachs
 International                 120,836                (120,836)         --               --                   --
JPMorgan
 Chase Bank NA                      --                      --          --               --                   --
Morgan Stanley                  58,153                      --          --               --               58,153
State Street
 Bank & Trust Co.               38,345                 (12,622)         --               --               25,723
-----------------------------------------------------------------------------------------------------------------------
  Total                       $320,749               $(226,216)       $ --             $ --              $94,533
=======================================================================================================================

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

-------------------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities      Derivatives          Non-Cash        Cash            Net Amount
                        Subject to Master           Available for        Collateral      Collateral      of Derivative
Counterparty            Netting Agreement           Offset               Pledged (a)     Pledged (a)     Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------
Bank of America NA      $ 28,083                    $ (12,100)           $ --            $ --            $ 15,983
Brown Brothers
 Harriman & Co.           44,288                           --              --              --              44,288
Citibank NA               80,658                      (80,658)             --              --                  --
Goldman Sachs
 International           367,438                     (120,836)             --              --             246,602
JPMorgan
 Chase Bank NA             8,582                           --              --              --               8,582
Morgan
 Stanley                      --                           --              --              --                  --
State Street
 Bank & Trust Co.         12,622                      (12,622)             --              --                  --
-------------------------------------------------------------------------------------------------------------------------
  Total                 $541,671                    $(226,216)           $ --            $ --            $315,455
=========================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.


7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 61

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2018 was as follows:

----------------------------------------------------------------------------------------------
                                                           Foreign
Statement of                   Interest      Credit        Exchange      Equity     Commodity
Assets and Liabilities         Rate Risk     Risk          Rate Risk     Risk       Risk
----------------------------------------------------------------------------------------------
Assets
 Swap contracts, at value      $     --      $2,416,496    $      --     $ --       $ --
----------------------------------------------------------------------------------------------
 Total Value                   $     --      $2,416,496    $      --     $ --       $ --
==============================================================================================
Liabilities
 Net unrealized
  depreciation on
  forward foreign
  currency contracts           $     --      $       --    $(248,738)    $ --       $ --
 Net unrealized
  depreciation on
  futures contracts*            (93,039)             --           --       --         --
----------------------------------------------------------------------------------------------
 Total Value                   $(93,039)     $       --    $(248,738)    $ --       $ --
==============================================================================================

*     Reflects unrealized appreciation (depreciation) of futures contracts (see
      Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2018 was as follows:

-----------------------------------------------------------------------------------------------
                                                            Foreign
                                Interest      Credit        Exchange      Equity     Commodity
Statement of Operations         Rate Risk     Risk          Rate Risk     Risk       Risk
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
  currency contracts            $      --     $     --      $(646,658)    $ --       $ --
 Futures contracts               (103,225)          --             --       --         --
 Swap contracts                        --      579,867             --       --         --
-----------------------------------------------------------------------------------------------
 Total Value                    $(103,225)    $579,867      $(646,658)    $ --       $ --
===============================================================================================
Change in net unrealized
appreciation
(depreciation) on:
 Forward foreign
  currency contracts            $      --     $     --      $ 134,435     $ --       $ --
 Futures contracts                 80,016           --             --       --         --
 Swap contracts                        --       88,349             --       --         --
-----------------------------------------------------------------------------------------------
 Total Value                    $  80,016     $ 88,349      $ 134,435     $ --       $ --
===============================================================================================

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 63 and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Dynamic Credit Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 65

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 67

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 69

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial Officer
Lisa M. Jones                             Christopher J. Kelley, Secretary and
Lorraine H. Monchak                         Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

70 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

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                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 71

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                          This page is for your notes.

72 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

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                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 73

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                          This page is for your notes.

74 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

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                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18 75

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                          This page is for your notes.

76 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 25266-07-1118




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2018

* Print the name and title of each signing officer under his or her signature.